                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR CORPORATION                              PETITION DATE: JANUARY 11, 2001

                                                                                     CASE NUMBER: 01-80017-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

            MONTH                           JANUARY       FEBRUARY         MARCH         APRIL           MAY
            -----                          ---------     ----------      ---------     ---------      ---------
REVENUES (MOR-6)                                  --             --             --            --             --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (458,477)    (7,597,508)     2,466,066      (528,604)     8,760,120
NET INCOME (LOSS) (MOR-6)                   (557,303)    (7,620,550)     2,447,935      (581,420)     8,693,336
PAYMENTS TO INSIDERS (MOR-9)                  20,770         41,695         64,327        33,543         31,233
PAYMENTS TO PROFESSIONALS (MOR-9)                 --             --        110,873       217,760        385,339
TOTAL DISBURSEMENTS (MOR-8)                1,753,416      3,709,031      4,523,046     3,750,247      3,527,698


            MONTH                              JUNE            JULY          AUGUST       SEPTEMBER
            -----                          -----------      ---------      ---------     ----------
REVENUES (MOR-6)                                    --             --             --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       3,505,558       (426,458)      (884,323)    (1,028,048)
NET INCOME (LOSS) (MOR-6)                  (51,160,341)      (389,131)      (868,885)    (1,020,924)
PAYMENTS TO INSIDERS (MOR-9)                    32,079         29,538         44,308         29,538
PAYMENTS TO PROFESSIONALS (MOR-9)              290,257        229,508        364,167        403,236
TOTAL DISBURSEMENTS (MOR-8)                  3,179,975      3,125,232      1,317,335        554,888


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
CASUALTY                                YES (X)  NO ( )      06/30/02
LIABILITY                               YES (X)  NO ( )      06/30/02
VEHICLE                                 YES (X)  NO ( )      06/30/02
WORKER'S                                YES (X)  NO ( )      03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P.C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                                        CIRCLE ONE
Are all accounts receivable being collected within terms?                                                YES    NO

Are all posted-petition liabilities, including taxes,
being paid within terms?                                                                                 YES    NO

Have any pre-petition liabilities been paid?                                                             YES    NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                                           YES    NO

Were any assets disposed of outside the normal course of business?                                       YES    NO
If so, describe.
                  ------------------------------------------------

-----------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                                     YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                   I certify under penalty of perjury that the following complete Monthly Operating Report
                                   (MOR), consisting of MOR-1 through
                                   MOR-9 plus attachments, is true and correct.

                                   SIGNED  /s/ CRAIG A. REYNOLDS
                                         -------------------------------------

                                   TITLE   Vice President of Finance
                                         -------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11



                           COMPARATIVE BALANCE SHEETS


                                                                 MONTH         MONTH          MONTH           MONTH        MONTH
              ASSETS                          FILING DATE*      JANUARY       FEBRUARY        MARCH           APRIL         MAY
              ------                          ------------   ------------   ------------   ------------   ------------  ------------
CURRENT ASSETS
    Cash                                        10,826,806      8,602,135     12,650,553     14,474,259     15,437,099    14,090,262
    Accounts Receivable, Net                       481,397        221,175          8,727         10,188          3,563         3,113
    Inventory: Lower of Cost or Market                  --             --             --             --             --            --
    Prepaid Expenses                             1,728,003      1,921,279      1,650,505      1,475,013        595,209       384,796
    Investments                                         --             --             --             --             --            --
    Other                                               --             --             --             --             --            --
                                              ------------   ------------   ------------   ------------   ------------  ------------
TOTAL CURRENT ASSETS                            13,036,207     10,744,589     14,309,785     15,959,459     16,035,870    14,478,171
                                              ============   ============   ============   ============   ============  ============
PROPERTY, PLANT&EQUIP, @ COST                    7,776,657      7,776,657      7,785,282      7,785,282      7,785,282     7,795,866
Less Accumulated Depreciation                    2,865,139      2,934,611      3,004,007      3,073,402      3,143,140     3,213,031
Less Reserve for Impairment                                                                                                2,353,195
                                              ------------   ------------   ------------   ------------   ------------  ------------
Net Book Value of PP & E                         4,911,517      4,842,046      4,781,275      4,711,880      4,642,142     2,229,640
                                              ============   ============   ============   ============   ============  ============
OTHER ASSETS:
    1.  Tax Deposits                                    --             --             --             --             --            --
    2.  Investments in Subs                     25,311,823     25,311,823     19,419,023     19,418,023     19,419,023    19,419,023
    3.  Deposits                                     1,080          1,080             --             --            640           640
    4.  Note Receivable                          6,633,399      6,633,399             --      1,260,000      1,260,000     1,260,000
    5.  Deferred Tax Asset                                             --             --             --             --            --
    6.  Goodwill                                    65,257         65,033         64,809         64,809         64,809            --
    7.  Debt Issue Costs                         1,272,102      1,249,194             --             --             --            --
    8.  Other Assets                             2,884,023      2,884,023      2,884,023      2,884,023      2,884,023            --
    9.  Intercompany - Non Filing Companies     27,032,128     27,507,700     27,603,466     27,606,847     27,594,826    27,619,421
   10.  Intercompany                           121,471,410    120,970,221    121,153,817    121,153,817    122,085,194   122,085,194
   11.  Post-Petition Intercompany                      --      2,112,619      3,788,280      3,909,540      3,360,849     4,188,262
                                              ------------   ------------   ------------   ------------   ------------  ------------
       TOTAL ASSETS                            202,618,946    202,321,726    194,004,477    196,968,398    197,347,377   191,280,351
                                              ============   ============   ============   ============   ============  ============


                                                       MONTH           MONTH           MONTH           MONTH
              ASSETS                                   JUNE            JULY            AUGUST         SEPTEMBER
              ------                                ------------    ------------    ------------    ------------
CURRENT ASSETS
    Cash                                              11,802,861      11,103,134      10,616,892       9,495,759
    Accounts Receivable, Net                               3,113           3,113           3,113           3,113
    Inventory: Lower of Cost or Market                        --              --              --              --
    Prepaid Expenses                                     378,599         357,184         349,451         333,529
    Investments                                               --              --              --              --
    Other                                                     --              --              --              --
                                                    ------------    ------------    ------------    ------------
TOTAL CURRENT ASSETS                                  12,184,572      11,463,430      10,969,456       9,832,401
                                                    ============    ============    ============    ============
PROPERTY, PLANT&EQUIP, @ COST                          7,795,866       7,795,866       7,795,866       7,795,866
Less Accumulated Depreciation                          3,282,746       3,352,377       3,422,008       3,489,410
Less Reserve for Impairment                            2,294,109       2,235,024       2,175,938       2,116,853
                                                    ------------    ------------    ------------    ------------
Net Book Value of PP & E                               2,219,010       2,208,466       2,197,920       2,189,604
                                                    ============    ============    ============    ============
OTHER ASSETS:
    1.  Tax Deposits                                          --              --              --              --
    2.  Investments in Subs                          (35,317,126)    (35,317,126)    (35,317,126)    (35,598,707)
    3.  Deposits                                         478,450         478,951         477,951         477,951
    4.  Note Receivable                                1,260,000       1,260,000       1,060,000       1,060,000
    5.  Deferred Tax Asset                                    --              --              --
    6.  Goodwill                                              --              --              --              --
    7.  Debt Issue Costs                                      --              --              --              --
    8.  Other Assets                                          --              --              --              --
    9.  Intercompany - Non Filing Companies           26,747,548      26,749,701      26,752,206      26,761,276
   10.  Intercompany                                 122,085,194     122,085,194     122,085,194     122,085,194
   11.  Post-Petition Intercompany                     4,075,326       4,338,360       4,184,461       3,771,311
                                                    ------------    ------------    ------------    ------------
       TOTAL ASSETS                                  133,732,975     133,266,976     132,410,063     130,579,029
                                                    ============    ============    ============    ============


                    * Per Schedules and Statement of Affairs

        MOR-2

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11





                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                      MONTH          MONTH            MONTH           MONTH           MONTH
EQUITY                                  FILING DATE*      JANUARY         FEBRUARY         MARCH           APRIL           MAY
---------------------                   ------------    -----------     -----------     -----------     -----------     -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                       292,554         823,632       1,282,312       1,571,983       2,163,717
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --             --              --              --              --              --
       Priority Debt                         136,332         97,001          13,120          13,120          13,120          13,120
       Federal Income Tax                 14,634,277     14,634,277      14,634,277      14,634,277      15,352,097              --
       FICA/withholding                           --             --              --              --              --              --
       Unsecured Debt                    122,208,042    122,214,902     121,071,005     121,129,313     121,081,220     121,081,220
       Other                                      --             --              --              --              --              --
                                        ------------    -----------     -----------     -----------     -----------     -----------
   TOTAL PRE-PETITION LIABILITIES        136,978,651    136,946,180     135,718,402     135,776,709     136,446,437     121,094,340
                                        ------------    -----------     -----------     -----------     -----------     -----------
TOTAL LIABILITIES                        136,978,651    137,238,734     136,542,035     137,059,021     138,018,419     123,258,058
                                        ============    ===========     ===========     ===========     ===========     ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                     6,110,004      6,110,004       6,110,004       6,110,004       6,110,004       6,110,004
       Common Stock                          921,184        921,184         921,184         921,184         921,184         921,184
ADDITIONAL PAID-IN CAPITAL                57,424,278     57,424,278      57,424,278      57,424,278      57,424,278      57,424,278
RETAINED EARNINGS: FILING DATE             1,184,829      1,184,829       1,184,829       1,184,829       1,184,829       1,184,829
RETAINED EARNINGS: POST FILING DATE               --       (557,303)     (8,177,852)     (5,729,918)     (6,311,338)      2,381,998
                                        ------------    -----------     -----------     -----------     -----------     -----------
TOTAL OWNER'S EQUITY (NET WORTH)          65,640,295     65,082,992      57,462,443      59,910,377      59,328,957      68,022,293
                                        ------------    -----------     -----------     -----------     -----------     -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                           202,618,946    202,321,726     194,004,477     196,969,398     197,347,377     191,280,351
                                        ============    ===========     ===========     ===========     ===========     ===========


LIABILITIES & OWNER'S                       MONTH           MONTH           MONTH           MONTH
EQUITY                                      JUNE            JULY            AUGUST        SEPTEMBER
---------------------                    -----------     -----------     -----------     -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       1,396,219      1,318,695       1,325,666       1,215,556
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --              --              --              --
       Priority Debt                          13,120          13,120          13,120          13,120
       Federal Income Tax                         --              --              --              --
       FICA/withholding                           --              --              --              --
       Unsecured Debt                    119,961,684     119,961,684     119,966,684     119,266,684
       Other                                      --              --              --              --
                                         -----------     -----------     -----------     -----------
   TOTAL PRE-PETITION LIABILITIES        119,974,804     119,974,804     119,979,804     119,279,804
                                         -----------     -----------     -----------     -----------
TOTAL LIABILITIES                        121,371,024     121,293,499     121,305,470     120,495,360
                                         ===========     ===========     ===========     ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                     1,610,004       1,610,004       1,610,004       1,610,004
       Common Stock                          921,184         921,184         921,184         921,184
ADDITIONAL PAID-IN CAPITAL                57,424,278      57,424,278      57,424,278      57,424,278
RETAINED EARNINGS: FILING DATE             1,184,829       1,184,829       1,184,829       1,184,829
RETAINED EARNINGS: POST FILING DATE      (48,778,344)    (49,166,818)    (50,035,702)    (50,035,702)
                                         -----------     -----------     -----------     -----------
TOTAL OWNER'S EQUITY (NET WORTH)          12,361,952      11,973,477      11,104,593      10,083,669
                                         -----------     -----------     -----------     -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                           133,732,975     133,266,976     132,410,063     130,579,029
                                         ===========     ===========     ===========     ===========


                    * Per Schedules and Statement of Affairs


        MOR-3

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH        MONTH         MONTH        MONTH         MONTH
                                           JANUARY      FEBRUARY       MARCH        APRIL          MAY
                                          ----------   ----------    ---------    ---------     ---------
TRADE ACCOUNTS PAYABLE                        68,476      784,942    1,180,552    1,480,783     2,083,742
                                          ----------   ----------    ---------    ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                     6,976       15,543       55,158       57,038        42,081
     State Payroll & Sales                        --           --           --           --            --
     Ad Valorem Taxes                             --           --           --           --            --
     Other Taxes                                  --           --           --           --            --
                                          ----------   ----------    ---------    ---------     ---------
TOTAL TAXES PAYABLE                            6,976       15,543       55,158       57,038        42,081
                                          ==========   ==========    =========    =========     =========
SECURED DEBT POST-PETITION                        --           --           --           --            --
ACCRUED INTEREST PAYABLE                          --           --           --           --            --
* ACCRUED PROFESSIONAL FEES                  217,103       23,148       37,192       56,120        57,252
OTHER ACCRUED LIABILITIES:
     1. Salaries                                  --           --           --      (21,958)      (19,357)
     2. Other                                     --           --        9,410           --            --
     3.                                           --           --           --           --            --
                                          ----------   ----------    ---------    ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)      292,554      823,632    1,282,312    1,571,983     2,163,717
                                          ==========   ==========    =========    =========     =========

                                                MONTH        MONTH        MONTH         MONTH
                                                JUNE         JULY         AUGUST      SEPTEMBER
                                              ---------    ---------    ---------     ---------
TRADE ACCOUNTS PAYABLE                        1,301,898    1,226,432    1,240,800     1,107,867
                                              ---------    ---------    ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                       42,127       42,057       58,422        59,885
     State Payroll & Sales                           --           --           --            --
     Ad Valorem Taxes                                --           --           --            --
     Other Taxes                                     --           --           --            --
                                              ---------    ---------    ---------     ---------
TOTAL TAXES PAYABLE                              42,127       42,057       58,422        59,885
                                              =========    =========    =========     =========
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
* ACCRUED PROFESSIONAL FEES                      42,951       42,276       33,771        35,155
OTHER ACCRUED LIABILITIES:
     1. Salaries                                  9,242        7,929       (7,328)       12,649
     2. Other                                        --           --           --            --
     3.                                              --           --           --            --
                                              ---------    ---------    ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)       1,396,219    1,318,695    1,325,666     1,215,556
                                              =========    =========    =========     =========


* Payment Requires Court Approval.

        MOR-4

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                                   AD-VALOREM,
 DAYS                 TOTAL           TRADE ACCTS     FED TAXES    STATE TAXES     OTHER TAXES    OTHER
 ----               ---------         -----------     ---------    -----------     -----------    -----
 0-30               1,215,556          1,107,867        59,885        35,155            --        12,650
31-60                      --
61-90                      --
91 +                       --
TOTAL               1,215,556          1,107,867        59,885        35,155            --        12,650

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH            JANUARY        FEBRUARY       MARCH           APRIL           MAY
  -----            -------        --------       ------          -----          -----
 0-30 DAYS             --             --          1,461             --             --
31-60 DAYS             --             --             --             --             --
61-90 DAYS             --             --             --             --             --
91 + DAYS           8,727          8,727          8,727          3,563          3,113
TOTAL               8,727          8,727         10,188          3,563          3,113



  MONTH            JUNE           JULY          AUGUST        SEPTEMBER
  -----            -----          -----         ------        ---------
 0-30 DAYS            --             --             --             --
31-60 DAYS            --             --             --             --
61-90 DAYS            --             --             --             --
91 + DAYS          3,113          3,113          3,113          3,113
TOTAL              3,113          3,113          3,113          3,113



        MOR-5

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11






                           STATEMENT OF INCOME (LOSS)

                MONTH                      JANUARY         FEBRUARY           MARCH             APRIL            MAY
                -----                     ---------       ----------       ----------       ----------       ----------
REVENUES (MOR-1)                                 --               --                                                 --
TOTAL COST OF REVENUES                           --               --                                                 --
GROSS PROFIT                                     --               --                                                 --
OPERATING EXPENSES:
       Selling & Marketing                   24,119               --                                                 --
       General & Administrative              36,225          379,810          139,161          175,673          155,676
       Insiders Compensation                 20,770           41,695           64,327           33,543           31,223
       Professional Fees                    377,363          613,178          440,446          319,388          392,156
       Impairment of Assets                                6,562,825       (3,110,000)              --       (9,339,175)
       Other (attach list)                       --               --                                --               --

                                          ---------       ----------       ----------       ----------       ----------
TOTAL OPERATING EXPENSES                    458,477        7,597,508       (2,466,066)         528,604       (8,760,120)
                                          =========       ==========       ==========       ==========       ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (458,477)      (7,597,508)       2,466,066         (528,604)       8,760,120
                                          =========       ==========       ==========       ==========       ==========
INTEREST EXPENSE                             29,354               --               --               --               --
DEPRECIATION                                 69,472           69,619           69,395           69,738           69,892
OTHER (INCOME) EXPENSE *                         --          (46,577)         (51,264)         (16,922)          (3,108)
OTHER ITEMS **                                   --               --               --               --               --
                                          ---------       ----------       ----------       ----------       ----------
TOTAL INT, DEPR & OTHER ITEMS                98,826           23,042           18,131           52,816           66,784
                                          ---------       ----------       ----------       ----------       ----------
NET INCOME BEFORE TAXES                    (557,303)      (7,620,550)       2,447,935         (581,420)       8,693,336
                                          =========       ==========       ==========       ==========       ==========
FEDERAL INCOME TAXES                             --               --               --               --               --
                                          ---------       ----------       ----------       ----------       ----------
NET INCOME (LOSS) (MOR-1)                  (557,303)      (7,620,550)       2,447,935         (581,420)       8,693,336
                                          =========       ==========       ==========       ==========       ==========



                MONTH                        JUNE             JULY             AUGUST         SEPTEMBER      FILING TO DATE
                -----                     ----------       ----------        ---------       ----------      --------------
REVENUES (MOR-1)                                  --               --               --               --               --
TOTAL COST OF REVENUES                            --               --               --               --               --
GROSS PROFIT                                      --               --               --               --               --
OPERATING EXPENSES:
       Selling & Marketing                        --               --               --               --               --
       General & Administrative              172,109          150,102          178,981          473,131        1,824,641
       Insiders Compensation                  32,079           29,538           44,308           29,538          306,252
       Professional Fees                     790,254          246,818          661,034           25,000        3,488,274
       Impairment of Assets               (4,500,000)                                           500,379       (9,885,971)
       Other (attach list)                                                                                            --
                                                                                                                      --
                                          ----------       ----------        ---------       ----------      -----------
TOTAL OPERATING EXPENSES                  (3,505,558)         426,458          884,323        1,028,048       (3,238,755)
                                          ==========       ==========        =========       ==========      ===========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        3,505,558         (426,458)        (884,323)      (1,028,048)       3,238,755
                                          ==========       ==========        =========       ==========      ===========
INTEREST EXPENSE                                  --               --          (25,983)         (15,016)         (40,999)
DEPRECIATION                                  10,630           10,545           10,545            7,892          318,256
OTHER (INCOME) EXPENSE *                     (80,879)         (47,872)              --               --         (246,622)
OTHER ITEMS **                            54,736,148                                                          54,736,148
                                          ----------       ----------        ---------       ----------      -----------
TOTAL INT, DEPR & OTHER ITEMS             54,665,899          (37,327)         (15,438)          (7,124)      54,759,659
                                          ----------       ----------        ---------       ----------      -----------
NET INCOME BEFORE TAXES                  (51,160,341)        (389,131)        (868,885)      (1,020,924)     (51,520,904)
                                          ==========       ==========        =========       ==========      ===========
FEDERAL INCOME TAXES                              --               --               --               --               --
                                          ----------       ----------        ---------       ----------      -----------
NET INCOME (LOSS) (MOR-1)                (51,160,341)        (389,131)        (868,885)      (1,020,924)     (51,520,904)
                                          ==========       ==========        =========       ==========      ===========


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** REPRESENTS ADJUSTMENT OF INVESTMENT IN SUBSIDIARIES TO REFLECT ACTUAL EQUITY
   IN THOSE SUBSIDIARIES

        MOR-6

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11




                                                             MONTH             MONTH        MONTH           MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY          FEBRUARY       MARCH           APRIL          MAY
-------------------------------                            ----------        ---------    ----------      ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             10,826,806        8,602,135    12,650,552      14,474,258    15,437,099
RECEIPTS:
 2.  CASH SALES                                                    --               --            --              --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                             --               --            --              --            --
 4.  ASSOCIATES REIMBURSEMENTS                                     --               --     1,269,617       2,429,047     3,184,461
 5.  SALE OF ASSETS                                                --               --     1,850,000                            --
 6.  TAX REFUNDS                                              109,664               --        67,592         717,820            --
 7.  INTEREST INCOME                                               --           14,498        51,264          12,597         5,557
 8.  CUSTOMER DEPOSITS                                             --           90,082       105,284          98,682       110,827
 9.  INTERCOMPANY TRANSFERS                                                  7,437,206     2,349,422       1,454,942            --
                                                           ----------        ---------    ----------      ----------    ----------
TOTAL RECEIPTS                                                109,664        7,541,786     5,693,180       4,713,088     3,300,845
                                                           ==========        =========    ==========      ==========    ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                              305,440        2,570,610     2,561,381       2,105,018     1,998,405
 9.  PAYROLL TAXES PAID                                       436,957          670,479     1,054,492         872,723       915,229
10.  SALES, USE & OTHER TAXES PAID                                 --           47,603            --                        21,012
11.  SECURED / RENTAL / LEASES                                833,583           29,340        29,201          29,201        29,201
12.  UTILITIES                                                     --                            938           2,010        11,868
13.  INSURANCE                                                135,070           12,498         9,073           7,658         6,623
14.  INVENTORY PURCHASES                                           --                             --
15.  VEHICLE EXPENSES                                              --              468            27             439           215
16.  TRAVEL ENTERTAINMENT                                          --            5,382         3,701           1,660         2,355
17.  REPAIRS, MAINTENANCE & SUPPLIES                              287              900           803                            58
18.  ADMINISTRATIVE & SELLING                                  42,078           56,089        57,563          26,224        42,781
19.  INTERCOMPANY                                             580,919               --            --         123,516     1,180,210
20.  OTHER - ASSOCIATES COMMITMENT FEE                             --          100,000            --
                                                           ----------        ---------    ----------      ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                         2,334,335        3,493,369     3,717,179       3,168,452     4,207,958
                                                           ==========        =========    ==========      ==========    ==========
21.  PROFESSIONAL FEES                                             --                        110,873         217,760       385,339
22.  U.S. TRUSTEE FEES                                             --                                         29,750         1,750
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --                         41,421         334,286        52,634
                                                           ----------        ---------    ----------      ----------    ----------
TOTAL DISBURSEMENTS                                         2,334,335        3,493,369     3,869,474       3,750,247     4,647,681
                                                           ==========        =========    ==========      ==========    ==========
24.  NET CASH FLOW                                         (2,224,671)       4,048,417     1,823,706         962,841    (1,346,837)
                                                           ----------        ---------    ----------      ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                            8,602,135       12,650,552    14,474,258      15,437,099    14,090,262
                                                           ==========        =========    ==========      ==========    ==========


                                                             MONTH         MONTH           MONTH           MONTH         FILING TO
CASH RECEIPTS AND DISBURSEMENTS                              JUNE          JULY            AUGUST        SEPTEMBER         DATE
-------------------------------                            ----------    ----------      ----------      ----------     ----------
 1.  CASH - BEGINNING OF MONTH                             14,090,262    11,802,861      11,103,135      10,616,892      8,602,135
RECEIPTS:
 2.  CASH SALES                                                    --            --              --              --             --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                             --                        82,939              --         82,939
 4.  ASSOCIATES REIMBURSEMENTS                              2,072,715     1,749,618       1,846,263         435,662     12,987,384
 5.  SALE OF ASSETS                                                --            --              --              --      1,850,000
 6.  TAX REFUNDS                                                   --            --              --              --        785,412
 7.  INTEREST INCOME                                           21,526            --              --              --        105,442
 8.  CUSTOMER DEPOSITS                                             --            --                                        404,875
 9.  INTERCOMPANY TRANSFERS                                        --       675,887              --              --     11,917,457
                                                           ----------    ----------      ----------      ----------     ----------
TOTAL RECEIPTS                                              2,094,241     2,425,505       1,929,203         435,662     28,133,509
                                                           ==========    ==========      ==========      ==========     ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                            1,869,114     1,879,822         265,548          14,055     13,263,953
 9.  PAYROLL TAXES PAID                                       693,403       300,367         163,288              --      4,669,982
10.  SALES, USE & OTHER TAXES PAID                             29,201                                            --         97,816
11.  SECURED / RENTAL / LEASES                                               29,201          30,201          29,201        205,548
12.  UTILITIES                                                    995         3,778             322           1,127         21,039
13.  INSURANCE                                                 12,207       479,482          56,492           6,365        590,398
14.  INVENTORY PURCHASES                                                                                         --             --
15.  VEHICLE EXPENSES                                             436           266             219             273          2,344
16.  TRAVEL ENTERTAINMENT                                       3,303         3,733           2,145           4,101         26,380
17.  REPAIRS, MAINTENANCE & SUPPLIES                              304            81              76              --          2,223
18.  ADMINISTRATIVE & SELLING                                  83,945        36,159          49,094          27,213        379,067
19.  INTERCOMPANY                                           1,206,539                     1,098,111       1,001,909      4,610,285
20.  OTHER - ASSOCIATES COMMITMENT FEE                                                                           --        100,000
                                                           ----------    ----------      ----------      ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                         3,899,448     2,732,890       1,665,497       1,084,244     23,969,037
                                                           ==========    ==========      ==========      ==========     ==========
21.  PROFESSIONAL FEES                                        290,257        13,553          28,476          53,792      1,100,049
22.  U.S. TRUSTEE FEES                                             --            --              --              --         31,500
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              191,938       378,789         721,473         418,761      2,139,303
                                                           ----------    ----------      ----------      ----------     ----------
TOTAL DISBURSEMENTS                                         4,381,642     3,125,231       2,415,446       1,556,797     27,239,888
                                                           ==========    ==========      ==========      ==========     ==========
24.  NET CASH FLOW                                         (2,287,401)     (699,726)       (486,243)     (1,121,135)       893,621
                                                           ----------    ----------      ----------      ----------     ----------
25.  CASH - END OF MONTH (MOR-2)                           11,802,861    11,103,135      10,616,892       9,495,758      9,495,758
                                                           ==========    ==========      ==========      ==========     ==========


                     * applies to Individual debtor's only.


         MOR-7

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11




                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                   Bank of America   Bank of America   Bank of America    Bank of America
---------                                                   ---------------   ---------------   ---------------    ---------------
ACCOUNT NUMBER                                               # 3755500153      # 3755500133      # 4774450348       # 2552500205

ACCOUNT TYPE                                                   OPERATING          PAYROLL         401K ACCOUNT         OPERATING
                                                               ---------         ---------        ------------         ---------
BANK BALANCE                                                   4,183,987           225,438                  --                --
DEPOSIT IN TRANSIT                                                    --                --                  --                --
OUTSTANDING CHECKS                                                    --                --                  --                --
                                                               ---------         ---------        ------------         ---------
ADJUSTED BANK BALANCE                                          4,183,987           225,438                  --                --
                                                               =========         =========        ============         =========
BEGINNING CASH - PER BOOKS                                       346,329           192,452                  --                --
RECEIPTS                                                         435,662                --                  --                --
TRANSFERS BETWEEN ACCOUNTS                                     3,956,884            32,986                  --                --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                --                  --                --
CHECKS / OTHER DISBURSEMENTS                                    (554,888)               --                                    --
                                                               ---------         ---------        ------------         ---------
ENDING CASH - PER BOOKS                                        4,183,987           225,438                  --                --
                                                               =========         =========        ============         =========


BANK NAME                                                    Bank of America       Petty Cash
---------                                                    ---------------       ----------
ACCOUNT NUMBER                                                # 3755500153

ACCOUNT TYPE                                                     OPERATING          OTHER FUNDS           TOTAL ALL
                                                                 ---------          -----------          ----------
BANK BALANCE                                                            --                3,500           9,495,758
DEPOSIT IN TRANSIT                                                      --                   --                  --
OUTSTANDING CHECKS                                                      --                   --                  --
                                                                 ---------          -----------          ----------
ADJUSTED BANK BALANCE                                                   --                3,500           9,495,758
                                                                 =========          ===========          ==========
BEGINNING CASH - PER BOOKS                                              --                3,500          10,616,892
RECEIPTS                                                                --                   --             435,662
TRANSFERS BETWEEN ACCOUNTS                                              --                   --          (1,001,909)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                  --                   --                  --
CHECKS / OTHER DISBURSEMENTS                                            --                   --            (554,888)
                                                                 ---------          -----------          ----------
ENDING CASH - PER BOOKS                                                 --                3,500           9,495,758
                                                                 =========          ===========          ==========


        MOR-8 PAGE 1 OF 2

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11




                           CASH ACCOUNT RECONCILIATION

BANK NAME                                                Voyageur Asset Mgt.     Texas Cap Bank        CD'S        Bank of America
---------                                                -------------------     --------------        ----        ---------------
ACCOUNT NUMBER                                              # 110167303657                                               CD

ACCOUNT TYPE                                                 INVESTMENT            INVESTMENT       INVESTMENT        INVESTMENT
------------                                                 ----------            ----------       ----------        ----------
BANK BALANCE                                                         --             2,026,667               --                --
DEPOSIT IN TRANSIT                                                   --                    --               --                --
OUTSTANDING CHECKS                                                   --                    --               --                --
                                                             ----------            ----------       ----------        ----------
ADJUSTED BANK BALANCE                                                --             2,026,667               --                --
                                                             ==========            ==========       ==========        ==========
BEGINNING CASH - PER BOOKS                                           --             2,026,667               --                --
RECEIPTS                                                             --                    --               --                --
TRANSFERS BETWEEN ACCOUNTS                                           --                    --               --                --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                    --               --                --
CHECKS / OTHER DISBURSEMENTS                                         --                    --               --                --
                                                             ----------            ----------       ----------        ----------
ENDING CASH - PER BOOKS                                              --             2,026,667               --                --
                                                             ==========            ==========       ==========        ==========

BANK NAME                                                              LaSalle Bank       Bank of America
---------                                                              ------------       ---------------
ACCOUNT NUMBER

ACCOUNT TYPE                                                            INVESTMENT          INVESTMENT          TOTAL PAGE 2
------------                                                            ----------          ----------          ------------
BANK BALANCE                                                             3,056,166                  --             5,082,833
DEPOSIT IN TRANSIT                                                              --                  --                    --
OUTSTANDING CHECKS                                                              --                  --                    --
                                                                        ----------          ----------          ------------
ADJUSTED BANK BALANCE                                                    3,056,166                  --             5,082,833
                                                                        ==========          ==========          ============
BEGINNING CASH - PER BOOKS                                               3,056,166           4,991,778            10,074,611
RECEIPTS                                                                        --                  --                    --
TRANSFERS BETWEEN ACCOUNTS                                                      --          (4,991,778)           (4,991,778)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                          --                                        --
CHECKS / OTHER DISBURSEMENTS                                                    --                                        --
                                                                        ----------          ----------          ------------
ENDING CASH - PER BOOKS                                                  3,056,166                  --             5,082,833
                                                                        ==========          ==========          ============


                            MOR-8 PAGE 2 OF 2

CASE NAME: AMERICAN HOMESTAR CORPORATION            CASE NUMBER: 01-80017-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                                          MONTH       MONTH        MONTH        MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                        JANUARY     FEBRUARY      MARCH        APRIL         MAY
---------------------------------                                        -------     --------     -------      -------      -------
1. Finis F. Teeter/President, CEO, Board Chairman/Salary                 13,847      27,694       42,380       21,251       19,762
2. Craig A. Reynolds/Executive VP, CFO, Secretary/Salary                  6,923      14,001       21,947       12,292       11,471
3. Charles N Carney, Jr./Executive VP, Director                              --                                    --
4. Ronald McCaslin/Executive VP, Director                                    --                                    --
5. Jackie H. Holland/Vice President, Treasurer                               --                                    --
6. Richard F. Dahlson/Assistant Secretary                                    --                                    --
7. Kristi E. Gross/Assistant Secretary                                       --                                    --
8. William O. Hunt/Director                                                  --                                    --
9. Millard E. Barron/Director                                                --                                    --
                                                                         ------      ------       ------       ------       ------
TOTAL INSIDERS (MOR-1)                                                   20,770      41,695       64,327       33,543       31,233
                                                                         ======      ======       ======       ======       ======

                                                                         MONTH        MONTH        MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                        JUNE         JULY        AUGUST       SEPTEMBER
---------------------------------                                        ------       ------      -------      ----------
1. Finis F. Teeter/President, CEO, Board Chairman/Salary                 18,462       18,462       27,692        18,462
2. Craig A. Reynolds/Executive VP, CFO, Secretary/Salary                 13,617       11,077       16,615        11,077
3. Charles N. Carney, Jr./Executive VP, Director
4. Ronald McCaslin/Executive VP, Director
5. Jackie H. Holland/Vice President, Treasurer
6. Richard F. Dahlson/Assistant Secretary
7. Kristi E. Gross/Assistant Secretary
8. William O. Hunt/Director
9. Millard E. Barron/Director
                                                                         ------       ------       ------        ------
TOTAL INSIDERS (MOR-1)                                                   32,079       29,538       44,308        29,538
                                                                         ======       ======       ======        ======





                                                                          MONTH       MONTH        MONTH        MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                                            JANUARY     FEBRUARY      MARCH        APRIL         MAY
                                                                        --------    ---------     -------      -------      -------
1. Floyd, Isgur, Rios & Warlich                                              --           --      110,873       96,933       74,678
2. Glass & Associates                                                        --           --            0       68,363      114,702
3. Haynes & Boone                                                            --           --            0       22,589      108,997
4. Strategic Capital Corporation                                             --           --            0       29,875       51,104
5. James Boles                                                               --           --            0           --       35,858
6. Thomas Reno & Associates                                                  --           --            0           --            0
                                                                        -------     --------      -------      -------      -------
TOTAL PROFESSIONALS (MOR-1)                                                  --           --      110,873      217,760      385,339
                                                                        =======     ========      =======      =======      =======


                                                                          MONTH        MONTH        MONTH          MONTH
PROFESSIONALS/NAME/ORDER DATE                                             JUNE         JULY         AUGUST       SEPTEMBER
-----------------------------                                            -------      -------      -------      ----------
1. Floyd, Isgur, Rios & Warlich                                           56,467            0      141,847       163,454
2. Glass & Associates                                                     87,940       52,820       46,958        97,251
3. Haynes & Boone                                                        109,381       79,969       44,587       103,907
4. Strategic Capital Corporation                                          22,670       78,971       27,910        13,625
5. James Boles                                                                 0            0      102,864        25,000
6. Thomas Reno & Associates                                               13,800       17,749            0             0
                                                                         -------      -------      -------       -------
TOTAL PROFESSIONALS (MOR-1)                                              290,257      229,508      364,167       403,236
                                                                         =======      =======      =======       =======


         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.             PETITION DATE: JANUARY 11, 2001

                                                                         CASE NUMBER: 01-80018-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

                MONTH                    JANUARY      FEBRUARY      MARCH       APRIL        MAY
                -----                   ----------   ----------   ----------  ----------  ----------
REVENUES (MOR-6)                            16,344      158,292      151,335      42,979     (44,750)
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                                 (224,396)  (5,514,667)     945,204     227,954     823,789
NET INCOME (LOSS) (MOR-6)                 (224,396)  (5,531,496)     928,443     227,954     823,789
PAYMENTS TO INSIDERS (MOR-9)                    --           --           --          --          --
PAYMENTS TO PROFESSIONALS (MOR-9)               --           --           --          --       5,376
TOTAL DISBURSEMENTS (MOR-8)                 31,854       34,218      151,257      29,155      47,443

                MONTH                      JUNE         JULY        AUGUST      SEPTEMBER
                -----                   ----------   ----------   ----------   ----------
REVENUES (MOR-6)                                --           --           --           --
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                                 (819,488)     (96,013)     (51,119)      (7,879)
NET INCOME (LOSS) (MOR-6)                 (819,488)     (96,013)     (51,119)      (7,879)
PAYMENTS TO INSIDERS (MOR-9)                    --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)            2,244        2,418        1,259           --
TOTAL DISBURSEMENTS (MOR-8)                 47,573       21,341       26,713        6,446

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                               EXP.
                                                               DATE
                                                               ----
CASUALTY                                YES (X)  NO ( )      06/30/02
LIABILITY                               YES (X)  NO ( )      06/30/02
VEHICLE                                 YES (X)  NO ( )      06/30/02
WORKER'S                                YES (X)  NO ( )      03/28/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                  YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                YES    NO

Have any pre-petition liabilities been paid?                               YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?             YES    NO

Were any assets disposed of outside the normal course of business?         YES    NO
If so, describe.
                 -------------------------------------------------

------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                       YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                  I certify under penalty of perjury that the following complete Monthly Operating Report
                                  (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                  SIGNED  /s/ CRAIG A. REYNOLDS
                                        ----------------------------------------

                                  TITLE   Vice President of Finance
                                        ----------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                          MONTH         MONTH         MONTH         MONTH         MONTH
              ASSETS                     FILING DATE*    JANUARY       FEBRUARY       MARCH         APRIL          MAY
              ------                     ------------  ------------  ------------  ------------  ------------  ------------
CURRENT ASSETS
    Cash                                      392,114       537,710       209,126       571,974       781,589       739,330
    Accounts Receivable, Net                  839,831       633,954        83,200       340,796       354,356        21,630
    Inventory: Lower of Cost or Market      1,986,297     1,552,283     1,068,320       910,820       915,445       788,928
    Prepaid Expenses                               --            --            --            --            --            --
    Investments                                    --            --            --            --            --            --
    Other                                          --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT ASSETS                        3,218,242     2,723,947     1,360,646     1,823,589     2,051,389     1,549,888
                                         ============  ============  ============  ============  ============  ============
PROPERTY, PLANT&EQUIP, @ COST              12,062,898    12,062,898    12,073,952    12,073,952    12,073,952    12,073,952
Less Accumulated Depreciation               2,809,503     2,809,503     2,826,333     2,842,886     2,842,886     2,842,886
Less Impairment Reserve                     4,623,810     4,623,810     4,623,810     4,231,066     4,231,066     4,231,067
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net Book Value of PP & E                    9,253,394     9,253,394     4,623,810     4,607,257     4,607,257     5,000,000
                                         ============  ============  ============  ============  ============  ============
OTHER ASSETS:
    1.  Tax Deposits                               --            --            --            --            --            --
    2.  Investments in Subs                        --            --            --            --            --            --
    3.  Deposits                              485,754       485,754       485,754       485,404       485,404            --
    4.  Interests in Insurance Policies            --            --            --            --            --            --
    5.  Note Receivable                            --            --            --            --            --            --
    6.  Other Assets                        1,925,923     1,925,923     1,925,923     1,925,923     1,925,923            --
    7.  Intercompany                          255,594       255,594       255,594       255,594       191,506       191,506
                                         ------------  ------------  ------------  ------------  ------------  ------------
       TOTAL ASSETS                        15,138,907    14,644,612     8,651,727     9,097,767     9,261,478     6,741,393
                                         ============  ============  ============  ============  ============  ============

                                            MONTH         MONTH          MONTH          MONTH
              ASSETS                         JUNE          JULY          AUGUST       SEPTEMBER
              ------                     ------------  ------------   ------------   ------------
CURRENT ASSETS
    Cash                                      585,965       518,823        552,952        606,267
    Accounts Receivable, Net                       --       (67,159)      (552,563)      (565,166)
    Inventory: Lower of Cost or Market        350,000       211,881        164,827         81,389
    Prepaid Expenses                               --        36,098         36,098         36,098
    Investments                                    --            --             --             --
    Other                                          --            --             --             --
                                         ------------  ------------   ------------   ------------
TOTAL CURRENT ASSETS                          935,965       699,643        201,315        158,588
                                         ============  ============   ============   ============
PROPERTY, PLANT&EQUIP, @ COST              12,073,952    12,073,953     12,073,954     12,073,954
Less Accumulated Depreciation               2,842,886     2,842,886      2,842,886      2,842,886
Less Impairment Reserve                     4,231,068     4,231,068
                                         ------------  ------------   ------------   ------------
Net Book Value of PP & E                    5,000,000     5,000,000      5,000,000      5,000,000
                                         ============  ============   ============   ============
OTHER ASSETS:
    1.  Tax Deposits                               --            --             --             --
    2.  Investments in Subs                        --            --             --             --
    3.  Deposits                                   --            --        485,404        485,404
    4.  Interests in Insurance Policies            --            --             --             --
    5.  Note Receivable                            --            --             --             --
    6.  Other Assets                               --            --             --             --
    7.  Intercompany                               --            --             --             --
                                         ------------  ------------   ------------   ------------
       TOTAL ASSETS                         5,935,965     5,699,643      5,686,719      5,643,991
                                         ============  ============   ============   ============

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                 FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                  ------------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      208,370        157,009        136,307        183,390        196,712
                                                      ------------   ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured              366,463        366,463        366,463             --             --             --
       Priority Debt                         33,104         33,127         33,127         49,688         49,688         31,226
       Federal Income Tax                  (725,000)      (725,000)      (725,000)      (725,000)      (725,000)            --
       FICA/withholding                          --             --             --             --             --             --
       Unsecured Debt                     5,819,951      5,819,951      5,470,628      5,358,829      5,293,430      1,229,695
       Intercompany                      24,295,133     23,816,841     23,756,135     23,756,135     23,710,209     23,710,209
       Other                                     --             --             --             --             --             --
                                       ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL PRE-PETITION LIABILITIES        29,789,650     29,311,382     28,901,353     28,439,652     28,328,326     24,971,130
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES                        29,789,650     29,519,752     29,058,362     28,575,959     28,511,716     25,167,842
                                       ============   ============   ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --             --             --
       Common Stock                              --             --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --             --
RETAINED EARNINGS: Filing Date          (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)
RETAINED EARNINGS: Post Filing Date              --       (224,396)    (5,755,892)    (4,827,449)    (4,599,495)    (3,775,706)
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)        (14,650,743)   (14,875,139)   (20,406,635)   (19,478,192)   (19,250,238)   (18,426,449)
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                           15,138,907     14,644,612      8,651,727      9,097,767      9,261,478      6,741,393
                                       ============   ============   ============   ============   ============   ============

LIABILITIES & OWNER'S                     MONTH          MONTH          MONTH          MONTH
EQUITY                                     JUNE           JULY          AUGUST       SEPTEMBER
---------------------                  ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       212,516         72,108        105,462         70,683
                                       ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --
       Priority Debt                         31,226         31,226         14,642         14,642
       Federal Income Tax                        --             --             --             --
       FICA/withholding                          --             --             --             --
       Unsecured Debt                     1,227,950      1,227,950      1,249,475      1,249,475
       Intercompany                      23,710,209     23,710,209     23,710,209     23,710,209
       Other                                     --             --             --             --
                                       ------------   ------------   ------------   ------------
   TOTAL PRE-PETITION LIABILITIES        24,969,385     24,969,385     24,974,326     24,974,326
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES                        25,181,901     25,041,493     25,079,788     25,045,009
                                       ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --
       Common Stock                              --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --
RETAINED EARNINGS: Filing Date          (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)
RETAINED EARNINGS: Post Filing Date      (4,595,194)    (4,691,107)    (4,742,326)    (4,742,326)
                                       ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)        (19,245,937)   (19,341,850)   (19,393,069)   (19,401,018)
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                            5,935,964      5,699,643      5,686,719      5,643,991
                                       ============   ============   ============   ============

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                           MONTH       MONTH       MONTH       MONTH       MONTH
                                          JANUARY     FEBRUARY     MARCH       APRIL        MAY
                                         ----------  ----------  ----------  ----------  ----------
TRADE ACCOUNTS PAYABLE                       95,397       8,722       1,311      11,465      19,643
                                         ----------  ----------  ----------  ----------  ----------
TAX PAYABLE
     Federal Payroll Taxes                   20,602      25,156          --          --          --
     State Payroll & SALES                    5,610       4,457          --          --          --
     Ad Valorem Taxes                            --          --          --          --          --
     Other Taxes                                 --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------
TOTAL TAXES PAYABLE                          26,212      29,614          --          --          --
                                         ==========  ==========  ==========  ==========  ==========
SECURED DEBT POST-PETITION                       --          --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --          --          --
OTHER ACCRUED LIABILITIES:
     1. Salaries                             24,835      72,740          --          --          --
     2. Post-petition Intercompany           61,926      45,933     134,996     171,925     177,069
     3.                                          --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)     208,370     157,009     136,307     183,390     196,712
                                         ==========  ==========  ==========  ==========  ==========

                                           MONTH       MONTH       MONTH       MONTH
                                            JUNE        JULY       AUGUST    SEPTEMBER
                                         ----------  ----------  ----------  ----------
TRADE ACCOUNTS PAYABLE                       29,087      35,482      55,462      48,184
                                         ----------  ----------  ----------  ----------
TAX PAYABLE
     Federal Payroll Taxes                       --          --          --          --
     State Payroll & SALES                       --          --          --          --
     Ad Valorem Taxes                            --          --          --          --
     Other Taxes                                 --          --          --          --
                                         ----------  ----------  ----------  ----------
TOTAL TAXES PAYABLE                              --          --          --          --
                                         ==========  ==========  ==========  ==========
SECURED DEBT POST-PETITION                       --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --          --
OTHER ACCRUED LIABILITIES:
     1. Salaries                                 --          --          --          --
     2. Post-petition Intercompany          183,429      36,626      50,000      22,499
     3                                           --          --          --          --
                                         ----------  ----------  ----------  ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)     212,516      72,108     105,462      70,683
                                         ==========  ==========  ==========  ==========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                                       AD-VALOREM,
 DAYS               TOTAL          TRADE ACCTS       FED TAXES       STATE TAXES       OTHER TAXES       OTHER
 ----               ------         -----------       ---------       -----------       -----------       ------
 0-30               70,683            48,184             --               --                --           22,499
31-60                   --
61-90                   --
91 +                    --
TOTAL               70,683            48,184             --               --                --           22,499


                          AGING OF ACCOUNTS RECEIVABLE

   MONTH             JANUARY    FEBRUARY     MARCH      APRIL      MAY
   -----             -------    --------    -------    -------    ------
 0-30 DAYS            16,760          --         --         --        --
31-60 DAYS            76,209      16,760         --         --        --
61-90 DAYS           201,073      66,440                    --        --
91 + DAYS            339,912          --    340,796    354,356    21,630
TOTAL                633,954      83,200    340,796    354,356    21,630

   MONTH             JUNE      JULY        AUGUST       SEPTEMBER
   -----             ----    -------      --------      ---------
 0-30 DAYS             --    (67,159)     (552,563)      (565,166)
31-60 DAYS             --         --            --             --
61-90 DAYS             --         --            --             --
91 + DAYS              --         --            --             --
TOTAL                  --    (67,159)     (552,563)      (565,166)

       MOR-5

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           STATEMENT OF INCOME (LOSS)

             MONTH                             JANUARY        FEBRUARY        MARCH          APRIL           MAY
             -----                           ------------   ------------   ------------   ------------   ------------
REVENUES (MOR-1)                                   16,344        158,292        151,335         42,979        (44,750)
TOTAL COST OF REVENUES                            134,486        175,711            466          1,444         (5,435)
GROSS PROFIT                                     (118,142)       (17,419)       150,869         41,535        (39,315)
OPERATING EXPENSES:
       Selling & Marketing                         57,399            171          7,290          7,691         16,078
       General & Administrative                    48,855         23,372         15,200           (904)         6,390
       Insiders Compensation                           --             --             --             --             --
       Professional Fees                               --             --          5,469         15,496            250
       Impairment of Assets                                    5,473,705       (822,294)      (208,701)      (885,822)
       Other (attach list)                             --             --             --             --             --

                                             ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                          106,254      5,497,248       (794,335)      (186,418)      (863,104)
                                             ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)              (224,396)    (5,514,667)       945,204        227,954        823,789
                                             ============   ============   ============   ============   ============
INTEREST EXPENSE                                       --             --             --             --             --
DEPRECIATION                                           --         16,829         16,761             --             --
OTHER (INCOME) EXPENSE *                               --             --             --             --             --
OTHER ITEMS **                                         --             --             --             --             --
                                             ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                          --         16,829         16,761             --             --
                                             ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                          (224,396)    (5,531,496)       928,443        227,954        823,789
                                             ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                                   --             --             --             --             --
                                             ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                        (224,396)    (5,531,496)       928,443        227,954        823,789
                                             ============   ============   ============   ============   ============

             MONTH                               JUNE           JULY          AUGUST       SEPTEMBER    FILING TO DATE
             -----                           ------------   ------------   ------------   ------------  --------------
REVENUES (MOR-1)                                       --             --             --             --        307,856
TOTAL COST OF REVENUES                             33,272         84,642            261             --        290,361
GROSS PROFIT                                      (33,272)       (84,642)          (261)            --         17,495
OPERATING EXPENSES:
       Selling & Marketing                         23,876         17,682         32,251          8,118        105,038
       General & Administrative                     3,728          3,845          3,365           (239)        54,997
       Insiders Compensation                           --                            --             --             --
       Professional Fees                               --                            --             --         21,215
       Impairment of Assets                       758,612        (10,156)        15,242             --      4,320,586
       Other (attach list)                             --                                                          --
                                                                                                                   --
                                             ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                          786,216         11,371         50,858          7,879      4,501,835
                                             ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)              (819,488)       (96,013)       (51,119)        (7,879)    (4,433,221)
                                             ============   ============   ============   ============   ============
INTEREST EXPENSE                                       --             --             --             --             --
DEPRECIATION                                           --             --             --             --         33,590
OTHER (INCOME) EXPENSE *                               --             --             --             --             --
OTHER ITEMS **                                         --             --             --             --             --
                                             ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                          --             --             --             --         33,590
                                             ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                          (819,488)       (96,013)       (51,119)        (7,879)    (4,466,812)
                                             ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                                   --             --             --             --             --
                                             ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                        (819,488)       (96,013)       (51,119)        (7,879)    (4,466,812)
                                             ============   ============   ============   ============   ============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

                MOR-6

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                                                         MONTH       MONTH        MONTH       MONTH       MONTH
CASH RECEIPTS AND DISBURSEMENTS                         JANUARY     FEBRUARY      MARCH       APRIL        MAY
-------------------------------                        ----------  ----------   ----------  ----------  ----------
  1.  CASH - BEGINNING OF MONTH                           392,114     537,710      209,126     571,974     781,589
RECEIPTS:
  2.  CASH SALES                                               --                       --          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                   168,650     215,414      124,005      60,992      10,289
  4.  LOANS & ADVANCES (ATTACH LIST)                           --                       --          --          --
  5.  SALE OF ASSETS                                           --                       --          --          --
  6.  INTERCOMPANY                                          8,801                  390,100     177,778          --
  7.  OTHER (ATTACH LIST)                                      --                       --          --          --
                                                       ----------  ----------   ----------  ----------  ----------
TOTAL RECEIPTS                                            177,450     215,414      514,105     238,770      10,289
                                                       ==========  ==========   ==========  ==========  ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                          28,173       7,792          969          --          --
  9.  PAYROLL TAXES PAID                                       --          --           --          --          --
 10.  SALES, USE & OTHER TAXES PAID                            --          --           --          --          --
 11.  SECURED / RENTAL / LEASES                                --          --        2,399       2,883          --
 12.  UTILITIES                                                --      14,114       15,477       3,599         420
 13.  INSURANCE                                               820         167       45,124          --      30,000
 14.  INVENTORY PURCHASES                                     360          --           --          --          --
 15.  VEHICLE EXPENSES                                         --          --        3,231      13,532          --
 16.  TRAVEL ENTERTAINMENT                                    600       1,537           --          --          --
 17.  REPAIRS, MAINTENANCE & SUPPLIES                          --          --       25,049       5,390      10,124
 18.  ADMINISTRATIVE & SELLING                              1,901       9,879       35,172           0         198
 19.  INTERCOMPANY                                                    510,510           --          --       6,180
 20.  TRANSPORTATION                                           --          --       23,836          --          --
                                                       ----------  ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        31,854     543,998      151,257      25,405      46,922
                                                       ==========  ==========   ==========  ==========  ==========
 21.  PROFESSIONAL FEES                                        --          --           --          --       5,376
 22.  U.S. TRUSTEE FEES                                        --          --           --       3,750         250
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              --          --           --          --
                                                       ----------  ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS                                        31,854     543,998      151,257      29,155      52,548
                                                       ==========  ==========   ==========  ==========  ==========
 24.  NET CASH FLOW                                       145,597    (328,584)     362,848     209,615     (42,259)
                                                       ----------  ----------   ----------  ----------  ----------
 25.  CASH - END OF MONTH (MOR-2)                         537,710     209,126      571,974     781,589     739,330
                                                       ==========  ==========   ==========  ==========  ==========

                                                         MONTH        MONTH        MONTH       MONTH     FILING TO
CASH RECEIPTS AND DISBURSEMENTS                           JUNE         JULY        AUGUST    SEPTEMBER      DATE
-------------------------------                        ----------   ----------   ----------  ----------  ----------
  1.  CASH - BEGINNING OF MONTH                           739,330      585,965      518,823     552,952     537,710
RECEIPTS:
  2.  CASH SALES                                                                                                 --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                    63,541      141,975       48,480      59,761     724,458
  4.  LOANS & ADVANCES (ATTACH LIST)                           --           --           --          --          --
  5.  SALE OF ASSETS                                           --           --           --          --          --
  6.  INTERCOMPANY                                             --                    12,361          --     580,239
  7.  OTHER (ATTACH LIST)                                      --           --           --          --          --
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL RECEIPTS                                             63,541      141,975       60,842      59,761   1,304,697
                                                       ==========   ==========   ==========  ==========  ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                              --           --           --          --       8,761
  9.  PAYROLL TAXES PAID                                       --           --           --          --          --
 10.  SALES, USE & OTHER TAXES PAID                            --           --           --          --          --
 11.  SECURED / RENTAL / LEASES                                --           --           --          --       5,281
 12.  UTILITIES                                             5,734        2,593        2,230          69      44,235
 13.  INSURANCE                                               184           --           --          --      75,476
 14.  INVENTORY PURCHASES                                      --       14,313       20,163       6,377      40,853
 15.  VEHICLE EXPENSES                                         --           --           --          --      16,763
 16.  TRAVEL ENTERTAINMENT                                    134                                    --       1,671
 17.  REPAIRS, MAINTENANCE & SUPPLIES                      18,100                     3,061          --      61,724
 18.  ADMINISTRATIVE & SELLING                                330        1,702           --          --      47,282
 19.  INTERCOMPANY                                        169,333      187,776           --                 873,799
 20.  TRANSPORTATION                                       20,168                                            44,004
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                       213,983      206,384       25,454       6,446   1,219,850
                                                       ==========   ==========   ==========  ==========  ==========
 21.  PROFESSIONAL FEES                                     2,244          315           --          --       7,935
 22.  U.S. TRUSTEE FEES                                        --           --           --          --       4,000
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)             679        2,418        1,259          --       4,355
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS                                       216,906      209,117       26,713       6,446   1,236,140
                                                       ==========   ==========   ==========  ==========  ==========
 24.  NET CASH FLOW                                      (153,365)     (67,142)      34,129      53,315      68,557
                                                       ----------   ----------   ----------  ----------  ----------
 25.  CASH - END OF MONTH (MOR-2)                         585,965      518,823      552,952     606,267     606,267
                                                       ==========   ==========   ==========  ==========  ==========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                Bank of America   Bank of America
---------                                                ---------------   ---------------
ACCOUNT NUMBER                                             # 3755500263

ACCOUNT TYPE                                                OPERATING         INVESTMENT        OPERATING        OPERATING
                                                           ------------      ------------      ------------     ------------
BANK BALANCE                                                    611,352            (5,280)               --               --
DEPOSIT IN TRANSIT                                                   --                --                --               --
OUTSTANDING CHECKS                                                   --                --                --               --
                                                           ------------      ------------      ------------     ------------
ADJUSTED BANK BALANCE                                           611,352                --                --               --
                                                           ============      ============      ============     ============
BEGINNING CASH - PER BOOKS                                      408,037           144,720                --               --
RECEIPTS                                                         59,761                --                --               --
TRANSFERS BETWEEN ACCOUNTS                                      150,000          (150,000)               --               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                --                --               --
CHECKS / OTHER DISBURSEMENTS                                     (6,446)               --                --               --
                                                           ------------      ------------      ------------     ------------
ENDING CASH - PER BOOKS                                         611,352            (5,280)               --               --
                                                           ============      ============      ============     ============

BANK NAME                                                                  Petty Cash
---------                                                                 ------------
ACCOUNT NUMBER
                                                                                              GRAND
ACCOUNT TYPE                                               PAYROLL        OTHER FUNDS         TOTAL
                                                         ------------     ------------     ------------
BANK BALANCE                                                      195               --          606,267
DEPOSIT IN TRANSIT                                                 --               --               --
OUTSTANDING CHECKS                                                 --               --               --
                                                         ------------     ------------     ------------
ADJUSTED BANK BALANCE                                             195               --          606,267
                                                         ============     ============     ============
BEGINNING CASH - PER BOOKS                                        195               --          552,952
RECEIPTS                                                           --               --           59,761
TRANSFERS BETWEEN ACCOUNTS                                         --               --               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2             --               --               --
CHECKS / OTHER DISBURSEMENTS                                       --               --           (6,446)
                                                         ------------     ------------     ------------
ENDING CASH - PER BOOKS                                           195               --          606,267
                                                         ============     ============     ============

         MOR-8

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                            MONTH     MONTH     MONTH   MONTH   MONTH
INSIDERS: NAME/POSITION/COMP TYPE          JANUARY   FEBRUARY   MARCH   APRIL    MAY
---------------------------------          -------   --------   -----   -----   -----
1. Ronald McCaslin/President                    --         --      --      --      --
2. Jackie Holland/Vice President                --         --      --      --      --
3. Craig A. Reynolds/Secretary, Director        --         --      --      --      --
4. Kristi E. Gross/Assistant Secretary          --         --      --      --      --
5. Charles N. Carney, Jr./Director              --         --      --      --      --
6.                                              --         --      --      --      --
                                           -------   --------   -----   -----   -----
TOTAL INSIDERS (MOR-1)                          --         --      --      --      --
                                           =======   ========   =====   =====   =====

                                           MONTH   MONTH   MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE          JUNE    JULY    AUGUST   SEPTEMBER
---------------------------------          -----   -----   ------   ---------
1. Ronald McCaslin/President                  --      --       --          --
2. Jackie Holland/Vice President              --      --       --          --
3. Craig A. Reynolds/Secretary, Director      --      --       --          --
4. Kristi E. Gross/Assistant Secretary        --      --       --          --
5. Charles N. Carney, Jr./Director            --      --       --          --
6.                                            --      --       --          --
                                           -----   -----   ------   ---------
TOTAL INSIDERS (MOR-1)                        --      --       --          --
                                           =====   =====   ======   =========

                                    MONTH     MONTH     MONTH   MONTH   MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY   FEBRUARY   MARCH   APRIL    MAY
-----------------------------      -------   --------   -----   -----   -----
1. Floyd, Isgur, Rios & Warlich         --         --      --      --   1,414
2. Strategic Capital Corporation        --         --      --      --   3,962
3.                                      --         --      --      --      --
4.                                      --         --      --      --      --
5.                                      --         --      --      --      --
6.                                      --         --      --      --      --
                                   -------   --------   -----   -----   -----
TOTAL PROFESSIONALS (MOR-1)             --         --      --      --   5,376
                                   =======   ========   =====   =====   =====

                                   MONTH   MONTH   MONTH      MONTH
PROFESSIONALS/NAME/ORDER DATE      JUNE    JULY    AUGUST   SEPTEMBER
-----------------------------      -----   -----   ------   ---------
1. Floyd, Isgur, Rios & Warlich      774       0      251           0
2. Strategic Capital Corporation   1,470       0    1,008           0
3.                                    --      --       --          --
4.                                    --      --       --          --
5.                                    --      --       --          --
6.                                    --      --       --          --
                                   -----   -----   ------   ---------
TOTAL PROFESSIONALS (MOR-1)        2,244       0    1,259           0
                                   =====   =====   ======   =========

                   MOR-9

                                 UNITED STATES BANKRUPTCY COURT
                                   SOUTHERN DISTRICT OF TEXAS
                                        HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.               PETITION DATE: JANUARY 11, 2001

                                                                            CASE NUMBER: 01-80019-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

            MONTH                                  JANUARY          FEBRUARY         MARCH            APRIL             MAY
            -----                                  -------          --------         -----            -----             ---
REVENUES (MOR-6)                                   123,280           98,862         119,800          254,945          368,109
INCOME BEFORE INT, DEPREC./TAX (MOR-6)            (337,458)          44,728         (50,515)         (98,028)         244,781
NET INCOME (LOSS) (MOR-6)                         (337,458)          29,847         (65,396)        (112,909)         229,900
PAYMENTS TO INSIDERS (MOR-9)                            --               --              --               --               --
PAYMENTS TO PROFESSIONALS (MOR-9)                       --               --              --               --            3,528
TOTAL DISBURSEMENTS (MOR-8)                        289,630          131,105         260,398          207,305          249,004

            MONTH                                   JUNE             JULY            AUGUST          SEPTEMBER
            -----                                   ----             ----            ------          ---------
REVENUES (MOR-6)                                   132,030          131,725          118,347          121,388
INCOME BEFORE INT, DEPREC./TAX (MOR-6)             (42,060)        (158,426)         (99,202)         (24,346)
NET INCOME (LOSS) (MOR-6)                          (56,941)        (173,308)        (114,083)         (39,227)
PAYMENTS TO INSIDERS (MOR-9)                            --               --               --               --
PAYMENTS TO PROFESSIONALS (MOR-9)                    1,002               --            1,095            1,512
TOTAL DISBURSEMENTS (MOR-8)                        168,886          166,240          235,904          200,708

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
CASUALTY                       YES (X)  NO ( )              06/30/02
LIABILITY                      YES (X)  NO ( )              06/30/02
VEHICLE                        YES (X)  NO ( )              06/30/02
WORKER'S                       YES (X)  NO ( )              05/31/02
OTHER - DIRECTOR/OFFICER       YES (X)  NO ( )              01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                             CIRCLE ONE
Are all accounts receivable being collected within terms?                                     YES   NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                                   YES   NO

Have any pre-petition liabilities been paid?                                                  YES   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                                YES   NO

Were any assets disposed of outside the normal course of business?                            YES   NO
If so, describe.
                --------------------------------------------------

------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                          YES   NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                I certify under penalty of perjury that the following complete Monthly Operating Report
                                (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                SIGNED  /s/ CRAIG A. REYNOLDS
                                      -----------------------------------------
                                TITLE   Vice President of Finance
                                      -----------------------------------------


         MOR-1

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                               MONTH         MONTH         MONTH         MONTH         MONTH
              ASSETS                          FILING DATE*    JANUARY      FEBRUARY        MARCH         APRIL          MAY
              ------                          ------------   ---------     ---------     ---------     ---------     ---------
CURRENT ASSETS
    Cash                                         363,659       130,741       187,325         2,605        21,731        39,630
    Accounts Receivable, Net                     127,121       384,971       366,764        23,825        10,249       202,649
    Inventory: Lower of Cost or Market           810,782       809,849       792,379       704,884       659,079       539,975
    Prepaid Expenses                                  --            --            --            --            --            --
    Investments                                       --            --            --            --            --            --
    Other                                             --            --            --            --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ---------
TOTAL CURRENT ASSETS                           1,301,561     1,325,562     1,346,468       731,314       691,059       782,255
                                               =========     =========     =========     =========     =========     =========
PROPERTY, PLANT&EQUIP, @ COST                  2,179,032     2,179,032     2,179,032     2,179,032     2,179,032     2,179,032
Less Accumulated Depreciation                  1,025,945     1,025,945     1,040,825     1,055,706     1,070,586     1,085,468
                                               ---------     ---------     ---------     ---------     ---------     ---------
Net Book Value of PP & E                       1,153,087     1,153,087     1,138,206     1,123,326     1,108,446     1,093,564
                                               =========     =========     =========     =========     =========     =========
OTHER ASSETS:
    1.  Tax Deposits                                  --            --            --            --            --            --
    2.  Investments in Subs                           --            --            --            --            --            --
    3.  Deposits                                   3,000         3,000         3,000         3,000         3,000         3,000
    4.  Interests in Insurance Policies               --            --            --            --            --            --
    5.  Note Receivable                               --            --            --            --            --            --
    6.  Other Assets                             149,366       149,366       149,366       149,366       149,366            --
    7.  Intercompany                           2,368,023     1,875,084     1,941,902     2,136,147     2,392,793     2,392,793
    8.  Post-Petition Intercompany                    --        88,359            --       171,957            --            --
                                               ---------     ---------     ---------     ---------     ---------     ---------
       TOTAL ASSETS                            4,975,038     4,594,458     4,578,943     4,315,110     4,344,664     4,271,612
                                               =========     =========     =========     =========     =========     =========

                                                 MONTH          MONTH       MONTH          MONTH
              ASSETS                             JUNE           JULY        AUGUST       SEPTEMBER
              ------                          ----------     ---------     ---------     ---------
CURRENT ASSETS
    Cash                                          37,379        51,999        43,772        76,468
    Accounts Receivable, Net                     333,124       203,971       177,495       171,618
    Inventory: Lower of Cost or Market           620,484       573,914       588,546       671,970
    Prepaid Expenses                              50,000        79,712        76,144        73,546
    Investments                                       --            --            --            --
    Other                                             --            --            --            --
                                               ---------     ---------     ---------     ---------
TOTAL CURRENT ASSETS                           1,040,987       909,597       885,956       993,602
                                               =========     =========     =========     =========
PROPERTY, PLANT&EQUIP, @ COST                  2,179,032     2,179,032     2,179,032     2,179,032
Less Accumulated Depreciation                  1,100,349     1,115,230     1,130,111     1,144,722
                                               ---------     ---------     ---------     ---------
Net Book Value of PP & E                       1,078,683     1,063,802     1,048,921     1,034,310
                                               =========     =========     =========     =========
OTHER ASSETS:
    1.  Tax Deposits                                  --            --            --            --
    2.  Investments in Subs                           --            --            --            --
    3.  Deposits                                   3,000         3,000         3,000         3,000
    4.  Interests in Insurance Policies               --            --            --            --
    5.  Note Receivable                               --            --            --            --
    6.  Other Assets                                  --            --            --            --
    7.  Intercompany                           2,392,793     2,392,793     2,392,793     2,392,793
    8.  Post-Petition Intercompany                    --            --            --            --
                                               ---------     ---------     ---------     ---------
       TOTAL ASSETS                            4,515,463     4,369,192     4,330,670     4,423,705
                                               =========     =========     =========     =========

                    * Per Schedules and Statement of Affairs


         MOR-2

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11


                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                      MONTH           MONTH            MONTH           MONTH           MONTH
EQUITY                                  FILING DATE*      JANUARY         FEBRUARY          MARCH           APRIL            MAY
---------------------                   ------------     ----------      ----------      ----------      ----------      ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                        43,710         122,245          86,636         233,815         240,687
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --              --              --              --              --              --
       Priority Debt                         58,358          58,380          26,010          82,859          82,859          82,859
       Federal Income Tax                   143,000         143,000         143,000         143,000         143,000              --
       FICA/Withholding                          --              --              --              --              --              --
       Unsecured Debt                     1,518,648       1,431,792       1,340,266       1,120,590       1,115,873         949,050
       Other                                     --              --              --              --              --              --
                                         ----------      ----------      ----------      ----------      ----------      ----------
    TOTAL PRE-PETITION LIABILITIES        1,720,006       1,633,173       1,509,276       1,346,449       1,341,732       1,031,909
                                         ----------      ----------      ----------      ----------      ----------      ----------
TOTAL LIABILITIES                         1,720,006       1,676,883       1,631,521       1,433,085       1,575,547       1,272,595
                                         ==========      ==========      ==========      ==========      ==========      ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --              --              --              --              --              --
       Common Stock                              --              --              --              --              --              --
ADDITIONAL PAID-IN CAPITAL                       --              --              --              --              --              --
PARTNERS CAPITAL                          6,506,878       6,506,878       6,506,878       6,506,878       6,506,878       6,506,878
RETAINED EARNINGS: Filing Date           (3,251,846)     (3,251,846)     (3,251,846)     (3,251,846)     (3,251,846)     (3,251,846)
RETAINED EARNINGS: Post Filing Date              --        (337,458)       (307,610)       (373,006)       (485,915)       (256,015)
                                         ----------      ----------      ----------      ----------      ----------      ----------
TOTAL OWNER'S EQUITY (NET WORTH)          3,255,032       2,917,574       2,947,422       2,882,026       2,769,117       2,999,017
                                         ----------      ----------      ----------      ----------      ----------      ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            4,975,038       4,594,458       4,578,943       4,315,110       4,344,663       4,271,612
                                         ==========      ==========      ==========      ==========      ==========      ==========


LIABILITIES & OWNER'S                       MONTH           MONTH          MONTH           MONTH
EQUITY                                      JUNE            JULY           AUGUST        SEPTEMBER
---------------------                   -----------      ----------      ----------      ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       529,510         556,537         632,097         765,925
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured
       Priority Debt                         82,859          82,859          82,859          81,168
       Federal Income Tax                        --              --              --              --
       FICA/Withholding                          --              --              --              --
       Unsecured Debt                       961,018         961,028         961,028         960,883
       Other                                     --              --              --              --
                                         ----------      ----------      ----------      ----------
    TOTAL PRE-PETITION LIABILITIES        1,043,877       1,043,888       1,043,888       1,042,051
                                         ----------      ----------      ----------      ----------
TOTAL LIABILITIES                         1,573,387       1,600,424       1,675,984       1,807,977
                                         ==========      ==========      ==========      ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --              --              --              --
       Common Stock                              --              --              --              --
ADDITIONAL PAID-IN CAPITAL                       --              --              --              --
PARTNERS CAPITAL                          6,506,878       6,506,878       6,506,878       6,506,878
RETAINED EARNINGS: Filing Date           (3,251,846)     (3,251,846)     (3,251,846)     (3,251,846)
RETAINED EARNINGS: Post Filing Date        (312,956)       (486,264)       (600,347)       (600,347)
                                         ----------      ----------      ----------      ----------
TOTAL OWNER'S EQUITY (NET WORTH)          2,942,076       2,768,768       2,654,685       2,615,728
                                         ----------      ----------      ----------      ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            4,515,463       4,369,192       4,330,670       4,423,705
                                         ==========      ==========      ==========      ==========


                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                MONTH       MONTH       MONTH       MONTH       MONTH
                                               JANUARY     FEBRUARY     MARCH       APRIL        MAY
                                               --------    --------    --------    -------     -------
TRADE ACCOUNTS PAYABLE                          20,879      21,085      63,608     148,912      43,930
                                               -------     -------     -------     -------     -------
TAX PAYABLE
     Federal Payroll Taxes                       4,651      15,452       6,486      16,039      10,691
     State Payroll & Sales                         179         187         103         117         154
     Ad Valorem Taxes                               --          --          --          --          --
     Other Taxes                                    --          --          --          --          --
                                               -------     -------     -------     -------     -------
TOTAL TAXES PAYABLE                              4,830      15,639       6,589      16,156      10,845
                                               =======     =======     =======     =======     =======
SECURED DEBT POST-PETITION                          --          --          --          --          --
ACCRUED INTEREST PAYABLE                            --          --          --          --          --
* ACCRUED PROFESSIONAL FEES                         --          --          --          --          --
OTHER ACCRUED LIABILITIES:                          --          --          --          --          --
     1. Manufacturing                            5,454       4,076          --          --       5,700
     2. Salaries                                12,548      54,214      11,212      24,046      18,807
     3. FIP                                         --       5,227       5,227          --          --
     4. INTERCOMPANY                                --      22,005          --      44,701     161,405
                                               -------     -------     -------     -------     -------
TOTAL POST-PETITION LIABILITIES (MOR-3)         43,710     122,245      86,635     233,815     240,687
                                               =======     =======     =======     =======     =======


                                                MONTH       MONTH      MONTH        MONTH
                                                JUNE        JULY       AUGUST     SEPTEMBER
                                               -------     -------     -------    ---------
TRADE ACCOUNTS PAYABLE                         101,663      35,430      17,136      38,707
                                               -------     -------     -------     -------
TAX PAYABLE
     Federal Payroll Taxes                      11,892      20,683      20,907      20,466
     State Payroll & Sales                       1,271         284         465         607
     Ad Valorem Taxes                               --          --          --          --
     Other Taxes                                    --          --          --          --
                                               -------     -------     -------     -------
TOTAL TAXES PAYABLE                             13,164      20,966      21,371      21,072
                                               =======     =======     =======     =======
SECURED DEBT POST-PETITION                          --          --          --          --
ACCRUED INTEREST PAYABLE                            --          --          --          --
* ACCRUED PROFESSIONAL FEES                         --       2,000       4,000       6,000
OTHER ACCRUED LIABILITIES:                          --          --          --          --
     1. Manufacturing                               --          --          --          --
     2. Salaries                                11,574      10,329       8,548      20,603
     3. FIP                                         --          --          --          --
     4. INTERCOMPANY                           403,109     487,812     581,042     679,543
                                               -------     -------     -------     -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        529,510     556,537     632,097     765,925
                                               =======     =======     =======     =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                                  AD-VALOREM,
DAYS                 TOTAL         TRADE ACCTS       FED TAXES      STATE TAXES   OTHER TAXES        OTHER
----                -------        -----------       ---------      -----------   ------------       -----
 0-30               765,925           38,707           20,466           607                         706,146
31-60                   --
61-90                   --
91 +                    --
TOTAL               765,925           38,707           20,466           607             --          706,146


                          AGING OF ACCOUNTS RECEIVABLE

   MONTH            JANUARY         FEBRUARY            MARCH            APRIL            MAY
   -----            --------        --------           ------           ------          -------
 0-30 DAYS               --               --               --               --          202,649
31-60 DAYS               --               --               --               --               --
61-90 DAYS               --               --               --               --               --
91 + DAYS           384,971          366,764           23,825           10,249               --
TOTAL               384,971          366,764           23,825           10,249          202,649


   MONTH              JUNE             JULY           AUGUST         SEPTEMBER
   -----            -------          -------         --------        ---------
 0-30 DAYS          132,030          131,700          110,191          104,314
31-60 DAYS          167,867                            21,509           21,509
61-90 DAYS                            50,568               --               --
91 + DAYS            33,227           21,703           45,795           45,795
TOTAL               333,124          203,971          177,495          171,618

         MOR-5

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                           STATEMENT OF INCOME (LOSS)

         MONTH                                   JANUARY         FEBRUARY         MARCH           APRIL            MAY
         -----                                   --------        --------        --------        --------        --------
REVENUES (MOR-1)                                  123,280          92,862         119,800         254,945         368,109
TOTAL COST OF REVENUES                            124,900         122,152         213,692         158,256         183,906
GROSS PROFIT                                       (1,621)        (29,290)        (93,892)         96,689         184,203
OPERATING EXPENSES:
       Selling & Marketing                         40,238          89,296          92,272          50,164          57,441
       General & Administrative                   295,599          15,766          15,886          10,707          22,289
       Insiders Compensation                           --              --              --              --              --
       Professional Fees                                               --           1,619           3,750             250
       Correction of Liabilities                                 (179,080)       (153,153)        130,095        (140,557)
       Other (attach list)                             --              --              --              --              --
                                                 --------        --------        --------        --------        --------
TOTAL OPERATING EXPENSES                          335,837         (74,018)        (43,377)        194,716         (60,577)
                                                 ========        ========        ========        ========        ========
INCOME BEFORE INT, DEPR/TAX (MOR-1)              (337,458)         44,728         (50,515)        (98,028)        244,781
                                                 ========        ========        ========        ========        ========
INTEREST EXPENSE                                       --              --              --              --              --
DEPRECIATION                                           --          14,881          14,881          14,881          14,881
OTHER (INCOME) EXPENSE *                               --              --              --              --              --
OTHER ITEMS **                                         --              --              --              --              --
                                                 --------        --------        --------        --------        --------
TOTAL INT, DEPR & OTHER ITEMS                          --          14,881          14,881          14,881          14,881
                                                 --------        --------        --------        --------        --------
NET INCOME BEFORE TAXES                          (337,458)         29,847         (65,396)       (112,909)        229,900
                                                 ========        ========        ========        ========        ========
FEDERAL INCOME TAXES                                   --              --              --              --              --
                                                 --------        --------        --------        --------        --------
NET INCOME (LOSS) (MOR-1)                        (337,458)         29,847         (65,396)       (112,909)        229,900
                                                 ========        ========        ========        ========        ========


         MONTH                                     JUNE            JULY           AUGUST        SEPTEMBER    FILING TO DATE
         -----                                   --------        --------        --------       ---------    --------------
REVENUES (MOR-1)                                  132,030         131,725         118,347         121,388       1,217,818
TOTAL COST OF REVENUES                            227,747         173,705         105,030          56,635       1,184,488
GROSS PROFIT                                      (95,717)        (41,980)         13,317          64,753          33,330
OPERATING EXPENSES:
       Selling & Marketing                         71,364          77,317          69,680          54,605         507,534
       General & Administrative                    27,536          32,716          42,681          31,604         167,581
       Insiders Compensation                           --              --              --              --              --
       Professional Fees                               --              --              --           2,890           5,619
       Correction of Liabilities                 (152,558)          6,413             158              --        (488,682)
       Other (attach list)                             --              --              --              --              --
                                                 --------        --------        --------         -------       ---------
TOTAL OPERATING EXPENSES                          (53,657)        116,446         112,519          89,099         192,052
                                                 ========        ========        ========         =======       =========
INCOME BEFORE INT, DEPR/TAX (MOR-1)               (42,060)       (158,426)        (99,202)        (24,346)       (158,722)
                                                 ========        ========        ========         =======       =========
INTEREST EXPENSE                                       --              --              --              --              --
DEPRECIATION                                       14,881          14,882          14,881          14,881         104,168
OTHER (INCOME) EXPENSE *                               --              --              --              --              --
OTHER ITEMS **                                         --              --              --              --              --
                                                 --------        --------        --------         -------       ---------
TOTAL INT, DEPR & OTHER ITEMS                      14,881          14,882          14,881          14,881         104,168
                                                 --------        --------        --------         -------       ---------
NET INCOME BEFORE TAXES                           (56,941)       (173,308)       (114,083)        (39,227)       (262,890)
                                                 ========        ========        ========         =======       =========
FEDERAL INCOME TAXES                                   --              --              --              --              --
                                                 --------        --------        --------         -------       ---------
NET INCOME (LOSS) (MOR-1)                         (56,941)       (173,308)       (114,083)        (39,227)       (262,890)
                                                 ========        ========        ========         =======       =========

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

         MOR-6

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.     CASE NUMBER: 01-80019-G3-11


CASH RECEIPTS AND                                             MONTH          MONTH         MONTH           MONTH          MONTH
DISBURSEMENTS                                                JANUARY        FEBRUARY       MARCH           APRIL           MAY
-----------------                                            --------       --------      --------        -------        -------
 1.  CASH - BEGINNING OF MONTH                                363,659         74,029       142,293        (42,428)       (23,302)
RECEIPTS:
 2.  CASH SALES                                                    --             --            --             --             --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            299        276,352       113,751         14,589        274,683
 4.  LOANS & ADVANCES (ATTACH LIST)                                --             --            --             --             --
 5.  SALE OF ASSETS                                                --             --            --             --             --
 6.  INTERCOMPANY                                              44,733             --            --        211,841             --
 7.  OTHER (ATTACH LIST)                                           --             --            --             --             --
                                                             --------        -------      --------        -------        -------
TOTAL RECEIPTS                                                     --        276,352       113,751        226,430        274,683
                                                             ========        =======      ========        =======        =======

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                               11,680         11,230           554             --             --
 9.  PAYROLL TAXES PAID                                            --             --            --             --             --
10.  SALES, USE & OTHER TAXES PAID                                 --             --            --          1,505             --
11.  SECURED / RENTAL / LEASES                                     --          6,347           509          8,229          4,555
12.  UTILITIES                                                     --            294         6,824         12,199          8,946
13.  INSURANCE                                                201,039          5,210         8,660          5,013         16,264
14.  INVENTORY PURCHASES                                       46,257         72,650       114,207        127,479        135,918
15.  VEHICLE EXPENSES                                              --             --         1,057          1,221          2,997
16.  TRAVEL ENTERTAINMENT                                         707          1,486         3,826          1,780            819
17.  REPAIRS, MAINTENANCE & SUPPLIES                              642         32,488        60,617         42,752         45,826
18.  ADMINISTRATIVE & SELLING                                  29,305          6,751        11,623          3,376          2,164
19.  DELIVERY                                                      --             --            --             --         27,737
20.  INTERCOMPANY                                                  --         71,634        32,213             --          7,779
20.  TRANSPORTATION                                                --             --        58,382             --             --
                                                             --------        -------      --------        -------        -------
TOTAL DISBURSEMENTS FROM OPERATIONS                           289,630        208,089       298,471        203,554        253,006
                                                             ========        =======      ========        =======        =======
20.  PROFESSIONAL FEES                                             --             --            --             --          3,528
21.  U.S. TRUSTEE FEES                                             --             --            --          3,750            250
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --             --            --             --             --
                                                             --------        -------      --------        -------        -------
TOTAL DISBURSEMENTS                                           289,630        208,089       298,471        207,304        256,784
                                                             ========        =======      ========        =======        =======
23.  NET CASH FLOW                                           (289,630)        68,264      (184,720)        19,126         17,899
                                                             --------        -------      --------        -------        -------
24.  CASH - END OF MONTH (MOR-2)                               74,029        142,293       (42,428)       (23,302)        (5,402)
                                                             ========        =======      ========        =======        =======


CASH RECEIPTS AND                                             MONTH           MONTH       MONTH           MONTH      FILING TO
DISBURSEMENTS                                                 JUNE            JULY        AUGUST        SEPTEMBER       DATE
-----------------                                            -------        -------       -------       ---------    ---------
 1.  CASH - BEGINNING OF MONTH                                (5,402)        37,381        51,999         43,772        74,029
RECEIPTS:
 2.  CASH SALES                                                   --             --            --             --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                         2,233        232,815       194,644        124,801     1,233,869
 4.  LOANS & ADVANCES (ATTACH LIST)                               --             --            --             --            --
 5.  SALE OF ASSETS                                               --             --            --             --            --
 6.  INTERCOMPANY                                            164,402             --        33,033        108,603       517,879
 7.  OTHER (ATTACH LIST)                                          --             --            --             --            --
                                                             -------        -------       -------        -------     ---------
TOTAL RECEIPTS                                               166,635        232,815       227,677        233,404     1,751,748
                                                             =======        =======       =======        =======     =========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                  --             --            --         54,331        66,115
 9.  PAYROLL TAXES PAID                                           --             --            --         14,736        14,736
10.  SALES, USE & OTHER TAXES PAID                                --          1,193            --          1,691         4,389
11.  SECURED / RENTAL / LEASES                                 4,332         16,000        20,156         25,278        85,406
12.  UTILITIES                                                13,566         20,615         8,508          7,102        78,053
13.  INSURANCE                                                 9,211         11,003        27,927         10,993        94,280
14.  INVENTORY PURCHASES                                      75,783         67,973       155,931         80,482       830,424
15.  VEHICLE EXPENSES                                          5,450          2,115         4,003            451        17,295
16.  TRAVEL ENTERTAINMENT                                      1,448          1,084           853            306        11,602
17.  REPAIRS, MAINTENANCE & SUPPLIES                          51,128         10,854         2,498          2,309       248,473
18.  ADMINISTRATIVE & SELLING                                  3,528         35,404         4,932          1,371        69,149
19.  DELIVERY                                                     --             --            --             --        27,737
20.  INTERCOMPANY                                                 --         51,957            --             --       163,583
20.  TRANSPORTATION                                            3,371             --            --             --        61,753
                                                             -------        -------       -------        -------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          167,817        218,197       224,810        199,051     1,772,995
                                                             =======        =======       =======        =======     =========
20.  PROFESSIONAL FEES                                         1,002             --            --            145         4,675
21.  U.S. TRUSTEE FEES                                            --             --            --             --         4,000
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  66             --        11,095          1,512        12,673
                                                             -------        -------       -------        -------     ---------
TOTAL DISBURSEMENTS                                          168,885        218,197       235,904        200,708     1,794,342
                                                             =======        =======       =======        =======     =========
23.  NET CASH FLOW                                            (2,250)        14,618        (8,227)        32,696       (42,594)
                                                             -------        -------       -------        -------     ---------
24.  CASH - END OF MONTH (MOR-2)                              (7,652)        51,999        43,772         76,468        31,436
                                                             =======        =======       =======        =======     =========



                     * applies to Individual debtor's only.

        MOR-7

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001


BANK NAME                                                    Bank of America           Bank One         Bank One
---------                                                    ---------------        ------------      ------------
ACCOUNT NUMBER                                                 # 3755500137         # 1826021055      # 1826021063

ACCOUNT TYPE                                                    OPERATING             CHECKING           GENERAL
------------                                                    ---------             --------           -------
BANK BALANCE                                                       39,324                   --                --
DEPOSIT IN TRANSIT                                                     --                   --                --
OUTSTANDING CHECKS                                                     --                   --                --
                                                                ---------             --------           -------
ADJUSTED BANK BALANCE                                              39,324                   --                --
                                                                =========             ========           =======
BEGINNING CASH - PER BOOKS                                             --                   --                --
RECEIPTS                                                               --                   --                --
TRANSFERS BETWEEN ACCOUNTS                                         93,070                   --                --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --                   --                --
CHECKS / OTHER DISBURSEMENTS                                     (200,708)                  --                --
                                                                ---------             --------           -------
ENDING CASH - PER BOOKS                                          (107,638)                  --                --
                                                                =========             ========           =======



BANK NAME                                                       Bank One      Petty Cash
---------                                                    ------------     ----------
ACCOUNT NUMBER                                               # 1826021071

ACCOUNT TYPE                                                    PAYROLL       OTHER FUNDS          TOTAL
------------                                                    -------       -----------        --------
BANK BALANCE                                                     34,389             2,755          76,468
DEPOSIT IN TRANSIT                                                   --                --              --
OUTSTANDING CHECKS                                                   --                --              --
                                                                -------       -----------        --------
ADJUSTED BANK BALANCE                                            34,389             2,755          76,469
                                                                =======       ===========        ========
BEGINNING CASH - PER BOOKS                                       18,856             2,755          21,611
RECEIPTS                                                             --                                --
TRANSFERS BETWEEN ACCOUNTS                                       15,533                           108,603
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                --              --
CHECKS / OTHER DISBURSEMENTS                                                           --        (200,708)
                                                                -------       -----------        --------
ENDING CASH - PER BOOKS                                          34,389             2,755          76,469
                                                                =======       ===========        ========

         MOR-8

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                                        MONTH       MONTH          MONTH        MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                      JANUARY     FEBRUARY        MARCH        APRIL          MAY
---------------------------------                                      -------     --------        -----        -----         -----
 1. Finis F. Teeter/President HSTR General Holdings                         --           --           --           --            --
 2. Ronald McCaslin/Vice President, Director HSTR Gen Hold                  --           --           --           --            --
 3. Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold           --           --           --           --            --
 4. Richard A. Carver/Vice President HSTR General Holdings                  --           --           --           --            --
 5. Jackie Holland/Vice President HSTR General Holdings                     --           --           --           --            --
 6. Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold               --           --           --           --            --
 7. Kristi E. Gross/Assistant Secretary HSTR General Holdings               --           --           --           --            --
 8. Mary Morton/Assistant Secretary HSTR General Holdings                   --           --           --           --            --
 9. Dennis L. Jones/President, Director HSTR Mfg Holdings                   --           --           --           --            --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings                --           --           --           --            --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                      --           --           --           --            --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold            --           --           --           --            --
                                                                       -------     --------        -----        -----         -----
TOTAL INSIDERS (MOR-1)                                                      --           --           --           --            --
                                                                       =======     ========        =====        =====         =====


                                                                       MONTH        MONTH       MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                      JUNE         JULY        AUGUST      SEPTEMBER
---------------------------------                                      -----        -----       ------      ---------
 1. Finis F. Teeter/President HSTR General Holdings                       --           --           --           --
 2. Ronald McCaslin/Vice President, Director HSTR Gen Hold                --           --           --           --
 3. Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold         --           --           --           --
 4. Richard A. Carver/Vice President HSTR General Holdings                --           --           --           --
 5. Jackie Holland/Vice President HSTR General Holdings                   --           --           --           --
 6. Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold             --           --           --           --
 7. Kristi E. Gross/Assistant Secretary HSTR General Holdings             --           --           --           --
 8. Mary Morton/Assistant Secretary HSTR General Holdings                 --           --           --           --
 9. Dennis L. Jones/President, Director HSTR Mfg Holdings                 --           --           --           --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings              --           --           --           --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                    --           --           --           --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold          --           --           --           --
                                                                       -----        -----       ------       ------
TOTAL INSIDERS (MOR-1)                                                    --           --           --           --
                                                                       =====        =====       ======       ======


                                                                        MONTH       MONTH          MONTH        MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                                          JANUARY     FEBRUARY        MARCH        APRIL          MAY
-----------------------------                                          -------     --------        -----        -----         -----
 1. Floyd, Isgur, Rios & Warlich                                            --           --           --           --         1,582
 2. Strategic Capital Corporation                                           --           --           --           --         1,946
 3                                                                          --           --           --           --            --
 4                                                                          --           --           --           --            --
 5                                                                          --           --           --           --            --
 6                                                                          --           --           --           --            --
                                                                       -------     --------        -----        -----         -----
TOTAL PROFESSIONALS (MOR-1)                                                 --           --           --           --         3,528
                                                                       =======     ========        =====        =====         =====

                                                                       MONTH        MONTH       MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                                          JUNE         JULY        AUGUST      SEPTEMBER
-----------------------------                                          -----        -----       ------      ---------
 1. Floyd, Isgur, Rios & Warlich                                          --           --           17            0
 2. Strategic Capital Corporation                                      1,002           --        1,078        1,512
 3                                                                        --           --           --           --
 4                                                                        --           --           --           --
 5                                                                        --           --           --           --
 6                                                                        --           --           --           --
                                                                       -----        -----       ------       ------
TOTAL PROFESSIONALS (MOR-1)                                            1,002           --        1,095        1,512
                                                                       =====        =====       ======       ======

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.                                           PETITION DATE: JANUARY 11, 2001

                                                                                                         CASE NUMBER: 01-80020-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

                                     JANUARY       FEBRUARY       MARCH        APRIL         MAY
                                    ----------    ----------    ----------   ----------   ----------
REVENUES (MOR-6)                     1,041,962     1,158,506     1,146,901    1,539,269    2,005,150
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                             (644,152)   (1,923,110)    1,927,046      443,728      595,241
NET INCOME (LOSS) (MOR-6)             (658,237)   (1,939,187)    1,913,000      429,692      582,252
PAYMENTS TO INSIDERS (MOR-9)                --            --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)           --            --            --           --        4,094
TOTAL DISBURSEMENTS (MOR-8)            561,458       770,491       831,369    1,005,985    1,481,033


                                       JUNE         JULY         AUGUST     SEPTEMBER
                                    ----------   ----------    ----------   ----------
REVENUES (MOR-6)                     2,003,587    1,882,396     1,851,481    2,216,045
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                              111,910     (170,951)      436,056      (38,560)
NET INCOME (LOSS) (MOR-6)               97,478     (185,382)      421,625      (46,025)
PAYMENTS TO INSIDERS (MOR-9)                --           --            --           --
PAYMENTS TO PROFESSIONALS (MOR-9)        1,408        2,135         1,316        1,498
TOTAL DISBURSEMENTS (MOR-8)          1,549,134    1,735,852     1,625,092    1,339,755

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                            AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
CASUALTY                               YES (X)  NO ( )      06/30/02
LIABILITY                              YES (X)  NO ( )      06/30/02
VEHICLE                                YES (X)  NO ( )      06/30/02
WORKER'S                               YES (X)  NO ( )      05/31/02
OTHER - DIRECTOR/OFFICER               YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                          CIRCLE ONE
Are all accounts receivable being collected within terms?                  YES    NO

Are all posted-petition liabilities, including taxes,
being paid within terms?                                                   YES    NO

Have any pre-petition liabilities been paid?                               YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?             YES    NO

Were any assets disposed of outside the normal course of business?         YES    NO
If so, describe.
                --------------------------------------------------

------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                       YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                  I certify under penalty of perjury that the following complete Monthly Operating Report
                                  (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                  SIGNED  /s/ CRAIG A. REYNOLDS
                                        ----------------------------------------

                                  TITLE   Vice President of Finance
                                        ----------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11




                           COMPARATIVE BALANCE SHEETS

                                                         MONTH         MONTH         MONTH         MONTH         MONTH
               ASSETS                   FILING DATE*    JANUARY       FEBRUARY       MARCH         APRIL          MAY
               ------                   ------------  ------------  ------------  ------------  ------------  ------------
CURRENT ASSETS
    Cash                                     609,820       273,965       428,641       645,885       913,057     1,124,056
    Accounts Receivable, Net                 670,011     1,966,772       108,515       102,258     1,399,798     1,294,030
    Inventory: Lower of Cost or Market     1,120,587     1,408,497     1,152,331     1,472,824     1,315,585     1,176,739
    Prepaid Expenses                              --            --            --            --            --            --
    Investments                                   --            --            --            --            --            --
    Other                                         --            --            --            --            --            --
                                        ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT ASSETS                       2,400,418     3,649,233     1,689,486     2,220,967     3,628,440     3,594,825
                                        ============  ============  ============  ============  ============  ============
PROPERTY, PLANT&EQUIP, @ COST              1,860,087     1,860,087     1,895,050     1,895,050     1,895,050     1,895,050
Less Accumulated Depreciation                998,046     1,012,130     1,028,748     1,043,198     1,057,647     1,072,080
                                        ------------  ------------  ------------  ------------  ------------  ------------
Net Book Value of PP & E                     862,041       847,957       866,302       851,852       837,402       822,970
                                        ============  ============  ============  ============  ============  ============
OTHER ASSETS:
    1.  Tax Deposits                              --            --            --            --            --            --
    2.  Investments in Subs                       --            --            --            --            --            --
    3.  Deposits                                 330           330           330         3,000         3,000         3,000
    4.  Interests in Insurance Policies           --            --            --            --            --            --
    5.  Note Receivable                           --            --            --            --            --            --
    6.  Other Assets                         176,180       176,180       176,180       176,180       176,180            --
    7.  Intercompany                      15,344,157    14,819,801    15,101,928    14,971,374    14,952,178    14,952,178
                                        ------------  ------------  ------------  ------------  ------------  ------------
       TOTAL ASSETS                       18,783,126    19,493,501    17,834,226    18,223,373    19,597,200    19,372,973
                                        ============  ============  ============  ============  ============  ============

                                           MONTH         MONTH         MONTH          MONTH
               ASSETS                       JUNE          JULY         AUGUST       SEPTEMBER
               ------                   ------------  ------------  ------------   ------------
CURRENT ASSETS
    Cash                                     490,269       374,476     1,821,776      2,143,021
    Accounts Receivable, Net               1,813,240     1,773,818       500,028        618,132
    Inventory: Lower of Cost or Market     1,224,678     1,012,606      (344,779)       664,544
    Prepaid Expenses                         136,492       231,689       799,467        570,830
    Investments                                   --            --            --             --
    Other                                         --            --            --             --
                                        ------------  ------------  ------------   ------------
TOTAL CURRENT ASSETS                       3,664,678     3,392,588     2,776,492      3,996,527
                                        ============  ============  ============   ============
PROPERTY, PLANT&EQUIP, @ COST              1,895,050     1,895,050     1,895,050      1,897,307
Less Accumulated Depreciation              1,086,512     1,100,944     1,115,376      1,129,765
                                        ------------  ------------  ------------   ------------
Net Book Value of PP & E                     808,538       794,106       779,673        767,542
                                        ============  ============  ============   ============
OTHER ASSETS:
    1.  Tax Deposits                              --            --            --             --
    2.  Investments in Subs                       --            --            --             --
    3.  Deposits                               3,000         3,000         3,000          3,000
    4.  Interests in Insurance Policies           --            --            --             --
    5.  Note Receivable                           --            --            --             --
    6.  Other Assets                              --            --            --             --
    7.  Intercompany                      14,952,178    14,952,178    14,952,178     14,952,178
                                        ------------  ------------  ------------   ------------
       TOTAL ASSETS                       19,428,394    19,141,872    18,511,343     19,719,246
                                        ============  ============  ============   ============

                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                 FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                  ------------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                    1,355,106      2,027,952      1,238,284      2,473,420      2,375,155
                                                      ------------   ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --             --             --
       Priority Debt                        238,206         54,227        116,628        181,403        181,076        181,076
       Federal Income Tax                   474,000        474,000        474,000        474,000        474,000             --
       FICA/Withholding                          --             --             --             --             --             --
       Unsecured Debt                     3,289,796      3,487,280      3,031,947      2,232,986      1,942,312      1,708,098
       Other                                     --             --             --             --             --             --
                                       ------------   ------------   ------------   ------------   ------------   ------------
    TOTAL PRE-PETITION LIABILITIES        4,002,001      4,015,507      3,622,575      2,888,389      2,597,388      1,889,174
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES                         4,002,001      5,370,613      5,650,526      4,126,673      5,070,808      4,264,328
                                       ============   ============   ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --             --             --
       Common Stock                              --             --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --             --
PARTNERS CAPITAL                         17,313,743     17,313,743     17,313,743     17,313,743     17,313,743     17,313,743
RETAINED EARNINGS: FILING DATE           (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)
RETAINED EARNINGS: POST FILING DATE              --       (658,237)    (2,597,424)      (684,424)      (254,732)       327,520
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)         14,781,124     14,122,887     12,183,700     14,096,700     14,526,392     15,108,644
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                           18,783,125     19,493,501     17,834,226     18,223,373     19,597,200     19,372,973
                                       ============   ============   ============   ============   ============   ============

LIABILITIES & OWNER'S                     MONTH          MONTH          MONTH          MONTH
EQUITY                                     JUNE           JULY          AUGUST       SEPTEMBER
---------------------                  ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)     2,333,098      2,231,983      1,169,748      2,418,019
                                       ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --
       Priority Debt                        181,403        181,403        191,459        187,265
       Federal Income Tax                        --             --             --             --
       FICA/Withholding                          --             --             --             --
       Unsecured Debt                     1,707,771      1,707,771      1,707,771      1,710,171
       Other                                     --             --             --             --
                                       ------------   ------------   ------------   ------------
    TOTAL PRE-PETITION LIABILITIES        1,889,174      1,889,174      1,899,230      1,897,436
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES                         4,222,272      4,121,157      3,068,978      4,315,454
                                       ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --
       Common Stock                              --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --
PARTNERS CAPITAL                         17,313,743     17,313,743     17,313,743     17,313,743
RETAINED EARNINGS: FILING DATE           (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)
RETAINED EARNINGS: POST FILING DATE         424,998        239,591        661,241        661,241
                                       ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)         15,206,122     15,020,715     15,442,365     15,403,792
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                           19,428,394     19,141,872     18,511,343     19,719,246
                                       ============   ============   ============   ============

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                           MONTH       MONTH       MONTH       MONTH       MONTH
                                          JANUARY     FEBRUARY     MARCH       APRIL        MAY
                                         ----------  ----------  ----------  ----------  ----------
TRADE ACCOUNTS PAYABLE                      728,925   1,108,326     655,633     870,995     756,991
                                         ----------  ----------  ----------  ----------  ----------
TAX PAYABLE
     Federal Payroll Taxes                   33,785      62,147      13,889      23,898      23,927
     State Payroll & SALES                   33,445      70,329      69,735      35,288      36,539
     Ad Valorem Taxes                            --          --          --       8,000      16,000
     Other Taxes                                 --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------
TOTAL TAXES PAYABLE                          67,230     132,476      83,624      67,186      76,467
                                         ==========  ==========  ==========  ==========  ==========
SECURED DEBT POST-PETITION                       --          --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --       1,000       2,000
OTHER ACCRUED LIABILITIES:                       --          --          --          --          --
     1. Management                           55,790          --      19,398      25,348       9,159
     2. Manufacturing                         9,393      14,554      21,032          --      29,662
     3. Sales Commissions                     2,790       6,547       7,632          --          --
     4. Salaries                            189,155     167,926      32,917      35,981      22,271
     5. 401k Contribution                     1,208       1,368          --          --          --
     6. Option Life Insurance                   183         329          --          --          --
     7. General Liability                     1,000       1,000       1,000       2,000       3,000
     8. Workers Comp                          2,000       2,000       2,000       4,000       6,000
     9. Intercompany                        297,432     593,425     415,048   1,466,910   1,469,606
                                         ----------  ----------  ----------  ----------  ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)   1,355,106   2,027,952   1,238,284   2,473,420   2,375,155
                                         ==========  ==========  ==========  ==========  ==========

                                           MONTH       MONTH       MONTH        MONTH
                                            JUNE        JULY       AUGUST     SEPTEMBER
                                         ----------  ----------  ----------   ----------
TRADE ACCOUNTS PAYABLE                      756,559     583,676    (423,828)     685,671
                                         ----------  ----------  ----------   ----------
TAX PAYABLE
     Federal Payroll Taxes                   36,755      53,348      61,355       26,210
     State Payroll & SALES                   75,368      68,328     (19,367)     104,261
     Ad Valorem Taxes                        24,000      32,000      40,000       48,000
     Other Taxes                                 --          --          --           --
                                         ----------  ----------  ----------   ----------
TOTAL TAXES PAYABLE                         136,123     153,676      81,987      178,471
                                         ==========  ==========  ==========   ==========
SECURED DEBT POST-PETITION                       --          --          --           --
ACCRUED INTEREST PAYABLE                         --          --          --           --
* ACCRUED PROFESSIONAL FEES                   3,000       5,000       7,000        9,000
OTHER ACCRUED LIABILITIES:                       --          --          --           --
     1. Management                           39,054         881         232       33,205
     2. Manufacturing                         3,451      20,340      22,600       23,138
     3. Sales Commissions                     5,000       5,000       5,000        5,000
     4. Salaries                             56,755      53,749      54,487       62,522
     5. 401k Contribution                        --          --          --           --
     6. Option Life Insurance                    --          --          --           --
     7. General Liability                     4,000       4,000       4,000        4,000
     8. Workers Comp                          8,000      13,000      15,000       17,000
     9. Intercompany                      1,321,157   1,392,661   1,403,271    1,400,012
                                         ----------  ----------  ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)   2,333,098   2,231,983   1,169,748    2,418,019
                                         ==========  ==========  ==========   ==========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                     AD-VALOREM,
DAYS               TOTAL     TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES     OTHER
----             ---------   -----------   ---------   -----------   -----------   ---------
 0-30            2,418,019     685,671       26,210      104,261        48,000     1,553,876
31-60                   --
61-90                   --
91 +                    --
TOTAL            2,418,019     685,671       26,210      104,261        48,000     1,553,876


                          AGING OF ACCOUNTS RECEIVABLE

   MONTH           JANUARY     FEBRUARY     MARCH       APRIL         MAY
   -----          ---------    --------    -------    ---------    ---------
 0-30 DAYS        1,021,463          --         --    1,199,526      834,036
31-60 DAYS          463,784          --         --           --      359,858
61-90 DAYS          191,772     108,515         --           --           --
91 + DAYS           289,753          --    102,258      200,272      100,136
TOTAL             1,966,772     108,515    102,258    1,399,798    1,294,030

   MONTH            JUNE         JULY       AUGUST     SEPTEMBER
   -----          ---------    ---------    -------    ---------
 0-30 DAYS        1,458,230    1,435,485    187,950     312,083
31-60 DAYS           94,421       57,212     12,222       1,427
61-90 DAYS          156,991      107,430    299,856     304,623
91 + DAYS           103,599      173,691         --          --
TOTAL             1,813,240    1,773,818    500,028     618,132

      MOR-5

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           STATEMENT OF INCOME (LOSS)

            MONTH                          JANUARY        FEBRUARY        MARCH          APRIL           MAY
            -----                        ------------   ------------   ------------   ------------   ------------
REVENUES (MOR-1)                            1,041,962      1,158,506      1,146,901      1,539,269      2,005,150
TOTAL COST OF REVENUES                      1,152,131      1,005,303      1,042,621      1,255,552      1,693,450
GROSS PROFIT                                 (110,170)       153,203        104,279        283,717        311,700
OPERATING EXPENSES:
       Selling & Marketing                     83,514         92,701        120,504        111,313        120,986
       General & Administrative               450,469        101,876         88,072         81,868        103,735
       Insiders Compensation                       --             --             --             --             --
       Professional Fees                           --             --          2,801          7,500            250
       Impairment for Assets                               1,881,736     (2,034,144)      (360,691)      (508,512)
       Other (attach list)                         --             --             --

                                         ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                      533,983      2,076,313     (1,822,766)      (160,011)      (283,541)
                                         ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)          (644,152)    (1,923,110)     1,927,046        443,728        595,241
                                         ============   ============   ============   ============   ============
INTEREST EXPENSE                                   --             --             --             --             --
DEPRECIATION                                   14,084         16,078         14,046         14,036         12,989
OTHER (INCOME) EXPENSE *                           --             --             --             --             --
OTHER ITEMS **                                     --             --             --             --             --
                                         ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                  14,084         16,078         14,046         14,036         12,989
                                         ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                      (658,237)    (1,939,187)     1,913,000        429,692        582,252
                                         ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                               --             --             --             --             --
                                         ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                    (658,237)    (1,939,187)     1,913,000        429,692        582,252
                                         ============   ============   ============   ============   ============

            MONTH                            JUNE           JULY          AUGUST       SEPTEMBER    FILING TO DATE
            -----                        ------------   ------------   ------------   ------------  --------------
REVENUES (MOR-1)                            2,003,587      1,882,396      1,851,481      2,216,045     13,803,334
TOTAL COST OF REVENUES                      1,604,793      1,749,730      1,607,554      1,846,325     11,805,328
GROSS PROFIT                                  398,794        132,666        243,927        369,720      1,998,007
OPERATING EXPENSES:
       Selling & Marketing                    101,621        134,794        125,572        110,702        918,192
       General & Administrative               117,509         63,641         72,602         55,612        684,915
       Insiders Compensation                       --             --             --             --             --
       Professional Fees                           --             --             --          1,000         11,551
       Impairment for Assets                   67,754                      (390,303)       240,966     (1,103,194)
       Other (attach list)                                   105,182             --             --        105,182
                                                                                                               --
                                         ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                      286,884        303,617       (192,129)       408,280        616,646
                                         ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)           111,910       (170,951)       436,056        (38,560)     1,381,360
                                         ============   ============   ============   ============   ============
INTEREST EXPENSE                                   --
DEPRECIATION                                   14,432         14,431         14,431         14,388        114,831
OTHER (INCOME) EXPENSE *                           --             --             --         (6,923)        (6,923)
OTHER ITEMS **                                     --             --             --             --             --
                                         ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                  14,432         14,431         14,431          7,465        107,908
                                         ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                        97,478       (185,382)       421,625        (46,025)     1,273,453
                                         ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                               --             --             --             --             --
                                         ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                      97,478       (185,382)       421,625        (46,025)     1,273,453
                                         ============   ============   ============   ============   ============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

                MOR-6

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                                                         MONTH        MONTH       MONTH       MONTH       MONTH
CASH RECEIPTS AND DISBURSEMENTS                         JANUARY      FEBRUARY     MARCH       APRIL        MAY
-------------------------------                        ----------   ----------  ----------  ----------  ----------
  1.  CASH - BEGINNING OF MONTH                           609,820      273,965     428,641     645,885     913,058
RECEIPTS:
  2.  CASH SALES                                               --           --          --          --          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                    71,526    1,032,618   1,849,068   1,555,381   2,024,438
  4.  LOANS & ADVANCES (ATTACH LIST)                           --           --          --          --          --
  5.  SALE OF ASSETS                                           --           --          --          --          --
  6.  INTERCOMPANY                                        154,077           --          --          --          --
  7.  OTHER (ATTACH LIST)                                      --           --          --          --          --
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL RECEIPTS                                            225,603    1,032,618   1,849,068   1,555,381   2,024,438
                                                       ==========   ==========  ==========  ==========  ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                          10,724        8,398          --          --          --
  9.  PAYROLL TAXES PAID                                       --           --          --          --          --
 10.  SALES, USE & OTHER TAXES PAID                            --       44,111       1,036      82,312          --
 11.  SECURED / RENTAL / LEASES                                --        1,140      10,819       5,669       9,187
 12.  UTILITIES                                                --        2,915      30,215      11,768      13,961
 13.  INSURANCE                                             2,516       54,296      48,352      43,550       3,162
 14.  INVENTORY PURCHASES                                 527,924      566,880     606,008     756,091   1,256,996
 15.  VEHICLE EXPENSES                                        225        2,006         910          --         760
 16.  TRAVEL ENTERTAINMENT                                    880          324       1,355         610         911
 17.  REPAIRS, MAINTENANCE & SUPPLIES                         149       84,139     108,394      62,498     125,910
 18.  ADMINISTRATIVE & SELLING                             19,041        6,281       6,458      13,113       8,227
 19.  INTERCOMPANY                                                     107,451     794,637     282,224     332,406
 20.  TRANSPORTATION                                           --                   23,640      22,873      57,575
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                       561,458      877,942   1,631,824   1,280,709   1,809,095
                                                       ==========   ==========  ==========  ==========  ==========
 20.  PROFESSIONAL FEES                                        --                                            4,094
 21.  U.S. TRUSTEE FEES                                        --                                7,500         250
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              --
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL DISBURSEMENTS                                       561,458      877,942   1,631,824   1,288,209   1,813,439
                                                       ==========   ==========  ==========  ==========  ==========
 23.  NET CASH FLOW                                      (335,855)     154,677     217,244     267,172     210,998
                                                       ----------   ----------  ----------  ----------  ----------
 24.  CASH - END OF MONTH (MOR-2)                         273,965      428,641     645,885     913,057   1,124,056
                                                       ==========   ==========  ==========  ==========  ==========

                                                         MONTH        MONTH        MONTH       MONTH     FILING TO
CASH RECEIPTS AND DISBURSEMENTS                           JUNE         JULY        AUGUST    SEPTEMBER      DATE
-------------------------------                        ----------   ----------   ----------  ----------  ----------
  1.  CASH - BEGINNING OF MONTH                         1,124,056      490,269      374,476   1,821,775     273,965
RECEIPTS:
  2.  CASH SALES                                               --           --           --          --          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                 1,748,487    2,046,107    2,350,535   2,291,022  14,897,656
  4.  LOANS & ADVANCES (ATTACH LIST)                           --           --           --          --          --
  5.  SALE OF ASSETS                                           --           --           --          --          --
  6.  INTERCOMPANY                                             --           --      721,856          --     721,856
  7.  OTHER (ATTACH LIST)                                      --           --           --          --          --
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL RECEIPTS                                          1,748,487    2,046,107    3,072,391   2,291,022  15,619,512
                                                       ==========   ==========   ==========  ==========  ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                              --           --           --          --       8,398
  9.  PAYROLL TAXES PAID                                       --           --           --          --          --
 10.  SALES, USE & OTHER TAXES PAID                        54,673       10,374       66,913       4,194     263,613
 11.  SECURED / RENTAL / LEASES                             6,902       23,923       31,169      20,538     109,346
 12.  UTILITIES                                             9,573       43,704       15,114      18,436     145,687
 13.  INSURANCE                                            40,879       26,936       41,959      37,781     296,914
 14.  INVENTORY PURCHASES                               1,281,539    1,503,941    1,382,145   1,218,133   8,571,734
 15.  VEHICLE EXPENSES                                      1,041        3,160          873          --       8,750
 16.  TRAVEL ENTERTAINMENT                                    276          751        1,024         763       6,014
 17.  REPAIRS, MAINTENANCE & SUPPLIES                      91,786       10,356       42,133      22,739     547,955
 18.  ADMINISTRATIVE & SELLING                             17,686       41,725       11,561      13,545     118,596
 19.  INTERCOMPANY                                        833,140      426,048           --     630,021   3,405,927
 20.  TRANSPORTATION                                       43,372                                           147,460
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                     2,380,866    2,090,917    1,592,890   1,966,149  13,630,392
                                                       ==========   ==========   ==========  ==========  ==========
 20.  PROFESSIONAL FEES                                     1,408                     1,886       1,629       9,017
 21.  U.S. TRUSTEE FEES                                        --           --           --          --       7,750
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                       70,983       30,316       1,998     103,297
                                                       ----------   ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS                                     2,382,274    2,161,900    1,625,092   1,969,776  13,750,456
                                                       ==========   ==========   ==========  ==========  ==========
 23.  NET CASH FLOW                                      (633,787)    (115,793)   1,447,299     321,246   1,869,056
                                                       ----------   ----------   ----------  ----------  ----------
 24.  CASH - END OF MONTH (MOR-2)                         490,269      374,476    1,821,775   2,143,023   2,143,023
                                                       ==========   ==========   ==========  ==========  ==========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                               Bank of America        Bank One     Bank of America       Bank One
---------                                               ---------------      ------------   ---------------     ------------
ACCOUNT NUMBER                                             # 3755500124      # 1826021048                       # 1826021022

ACCOUNT TYPE                                                OPERATING          PAYROLL         INVESTMENT          SWEEP
                                                           ------------      ------------     ------------      ------------
BANK BALANCE                                                  1,959,568           182,138               --                --
DEPOSIT IN TRANSIT                                                   --                --               --                --
OUTSTANDING CHECKS                                                   --                --               --                --
                                                           ------------      ------------     ------------      ------------
ADJUSTED BANK BALANCE                                         1,959,568           182,138               --                --
                                                           ============      ============     ============      ============
BEGINNING CASH - PER BOOKS                                    1,317,416           109,968          393,077                --
RECEIPTS                                                      2,291,022                --               --                --
TRANSFERS BETWEEN ACCOUNTS                                     (309,114)           72,170         (393,077)               --
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                                              --                --               --                --
CHECKS / OTHER DISBURSEMENTS                                 (1,339,755)               --               --                --
                                                           ------------      ------------     ------------      ------------
ENDING CASH - PER BOOKS                                       1,959,569           182,138               --                --
                                                           ============      ============     ============      ============

BANK NAME                                                Petty Cash
---------                                               ------------
ACCOUNT NUMBER

ACCOUNT TYPE                                            OTHER FUNDS         TOTAL
                                                        ------------     ------------
BANK BALANCE                                                   1,315        2,143,021
DEPOSIT IN TRANSIT                                                --               --
OUTSTANDING CHECKS                                                --               --
                                                        ------------     ------------
ADJUSTED BANK BALANCE                                          1,315        2,143,022
                                                        ============     ============
BEGINNING CASH - PER BOOKS                                     1,315        1,821,776
RECEIPTS                                                          --        2,291,022
TRANSFERS BETWEEN ACCOUNTS                                        --         (630,021)
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                                           --               --
CHECKS / OTHER DISBURSEMENTS                                      --       (1,339,755)
                                                        ------------     ------------
ENDING CASH - PER BOOKS                                        1,315        2,143,023
                                                        ============     ============

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                    MONTH     MONTH       MONTH     MONTH     MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                  JANUARY   FEBRUARY     MARCH     APRIL      MAY
---------------------------------                                  -------   --------     -----     -----     -----
1. Finis F. Teeter/President HSTR General Holdings                      --         --        --        --        --
2. Ronald Mccaslin/Vice President, Director HSTR Gen Hold               --         --        --        --        --
3. Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold        --         --        --        --        --
4. Richard A. Carver/Vice President HSTR General Holdings               --         --        --        --        --
5. Jackie Holland/Vice President HSTR General Holdings                  --         --        --        --        --
6. Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold            --         --        --        --        --
7. Kristi E. Gross/Assistant Secretary HSTR General Holdings            --         --        --        --        --
8. Mary Morton/Assistant Secretary HSTR General Holdings                --         --        --        --        --
9. Dennis L. Jones/President, Director HSTR Mfg Holdings                --         --        --        --        --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings            --         --        --        --        --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                  --         --        --        --        --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold        --         --        --        --        --
                                                                   -------   --------     -----     -----     -----
TOTAL INSIDERS (MOR-1)                                                  --         --        --        --        --
                                                                   =======   ========     =====     =====     =====

                                                                   MONTH     MONTH    MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                   JUNE      JULY    AUGUST   SEPTEMBER
---------------------------------                                  -----     -----    ------   ---------
1. Finis F. Teeter/President HSTR General Holdings                    --        --        --          --
2. Ronald Mccaslin/Vice President, Director HSTR Gen Hold             --        --        --          --
3. Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold      --        --        --          --
4. Richard A. Carver/Vice President HSTR General Holdings             --        --        --          --
5. Jackie Holland/Vice President HSTR General Holdings                --        --        --          --
6. Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold          --        --        --          --
7. Kristi E. Gross/Assistant Secretary HSTR General Holdings          --        --        --          --
8. Mary Morton/Assistant Secretary HSTR General Holdings              --        --        --          --
9. Dennis L. Jones/President, Director HSTR Mfg Holdings              --        --        --          --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings          --        --        --          --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                --        --        --          --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold      --        --        --          --
                                                                   -----     -----    ------      ------
TOTAL INSIDERS (MOR-1)                                                --        --        --          --
                                                                   =====     =====    ======      ======

                                     MONTH     MONTH        MONTH      MONTH      MONTH
PROFESSIONALS/NAME/ORDER DATE       JANUARY   FEBRUARY      MARCH      APRIL       MAY
-----------------------------       -------   --------      -----      -----      -----
1. Floyd, Isgur, Rios & Warlich          --         --         --         --      1,518
2. Strategic Capital Corporation         --         --         --         --      2,576
3.                                       --         --         --         --          0
4.                                       --         --         --         --          0
5.                                       --         --         --         --          0
6.                                       --         --         --         --          0
                                    -------   --------      -----      -----      -----
TOTAL PROFESSIONALS (MOR-1)              --         --         --         --      4,094
                                    =======   ========      =====      =====      =====

                                     MONTH      MONTH      MONTH      MONTH
PROFESSIONALS/NAME/ORDER DATE         JUNE       JULY      AUGUST   SEPTEMBER
-----------------------------       --------   --------   --------  ---------
1. Floyd, Isgur, Rios & Warlich       116.00         --         --         --
2. Strategic Capital Corporation    1,292.00   2,135.00   1,316.00   1,498.00
3.                                        --         --         --         --
4.                                        --         --         --         --
5.                                        --         --         --         --
6.                                        --         --         --         --
                                    --------   --------   --------   --------
TOTAL PROFESSIONALS (MOR-1)         1,408.00   2,135.00   1,316.00   1,498.00
                                    ========   ========   ========   ========

                         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC.         PETITION DATE: JANUARY 11, 2001

                                                                            CASE NUMBER: 01-80021-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

            MONTH                                  JANUARY       FEBRUARY          MARCH           APRIL           MAY
            -----                                  -------     ----------        ---------       --------       ---------
REVENUES (MOR-6)                                     (135)             --              --          39,600          1,020
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                332      (2,626,834)       (358,948)        106,565       (446,015)
NET INCOME (LOSS) (MOR-6)                             332      (2,626,834)       (358,948)        106,565       (446,015)
PAYMENTS TO INSIDERS (MOR-9)                           --              --              --              --             --
PAYMENTS TO PROFESSIONALS (MOR-9)                      --              --              --              --             --
TOTAL DISBURSEMENTS (MOR-8)                            --         265,215           5,432              --             --

            MONTH                                    JUNE            JULY           AUGUST        SEPTEMBER
            -----                                  --------        --------         ------        ---------
REVENUES (MOR-6)                                        --              --              --             --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)             (77,314)        (15,768)          3,918          1,690
NET INCOME (LOSS) (MOR-6)                          (77,314)        (15,768)          3,918           (310)
PAYMENTS TO INSIDERS (MOR-9)                            --              --              --             --
PAYMENTS TO PROFESSIONALS (MOR-9)                       --              --              --            448
TOTAL DISBURSEMENTS (MOR-8)                         40,977           7,967           1,095         38,935

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***
--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                                 EXP.
                                                                 DATE
                                                                 ----
CASUALTY                              YES (X)  NO ( )          06/30/02
LIABILITY                             YES (X)  NO ( )          06/30/02
VEHICLE                               YES (X)  NO ( )          06/30/02
WORKER'S                              YES (X)  NO ( )          03/31/02
OTHER - DIRECTOR/OFFICER              YES (X)  NO ( )          01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                                CIRCLE ONE
Are all accounts receivable being collected within terms?                                        YES   NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                                      YES   NO

Have any pre-petition liabilities been paid?
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                                   YES   NO

Were any assets disposed of outside the normal course of business?                               YES   NO
If so, describe.
                 -------------------------------------------------

------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                             YES   NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED    /s/ CRAIG A. REYNOLDS
                                           -------------------------------------
                                    TITLE     Vice President of Finance
                                           -------------------------------------



         MOR-1

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                               MONTH         MONTH           MONTH          MONTH          MONTH
                    ASSETS                   FILING DATE*     JANUARY       FEBRUARY         MARCH          APRIL           MAY
                    ------                  ------------     ---------      ---------      ---------      ---------      ---------
CURRENT ASSETS
    Cash                                         11,429             --         18,303          1,122         45,920         45,920
    Accounts Receivable, Net                         --             --             --             --         74,151         74,151
    Inventory: Lower of Cost or Market               --             --             --             --             --             --
    Prepaid Expenses                                 --             --             --             --             --             --
    Investments                                      --             --             --             --             --             --
    Other                                            --             --             --             --             --             --
                                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                             11,429             --         18,303          1,122        120,071        120,071
                                              =========      =========      =========      =========      =========      =========
PROPERTY, PLANT&EQUIP, @ COST                 3,480,130      3,480,130      3,480,130      3,480,130      3,480,130      3,480,130
Less Accumulated Depreciation                   569,965        569,965        569,965        569,965        569,965        569,965
Less Reserve for Impairment                                                 1,455,083      1,455,083      1,455,083      1,910,165
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net Book Value of PP & E                      2,910,165      2,910,165      1,455,083      1,455,083      1,455,083      1,000,000
                                              =========      =========      =========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                                 --             --             --             --             --             --
    2.  Investments in Subs                          --             --             --             --             --             --
    3.  Deposits                                     --             --             --             --             --             --
    4.  Interests in Insurance Policies              --             --             --             --             --             --
    5.  Note Receivable                              --             --             --             --             --             --
    6.  Other Assets                            248,148        248,148        248,148        248,148        248,148             --
    7.  Intercompany                          2,893,800      2,905,772      1,465,608      1,465,608      1,480,863      1,480,863
    8.  Post Petition Intercompany                                            264,324             --             --             --
                                              ---------      ---------      ---------      ---------      ---------      ---------
       TOTAL ASSETS                           6,063,543      6,064,085      3,451,466      3,169,961      3,304,165      2,600,934
                                              =========      =========      =========      =========      =========      =========

                                               MONTH          MONTH         MONTH            MONTH
                    ASSETS                     JUNE           JULY          AUGUST         SEPTEMBER
                    ------                   ---------      ---------      ---------       ---------
CURRENT ASSETS
    Cash                                         4,969              2         41,435             998
    Accounts Receivable, Net                        --             --             --              --
    Inventory: Lower of Cost or Market              --             --        (35,954)             --
    Prepaid Expenses                                --          3,455          3,455           3,455
    Investments                                     --             --             --              --
    Other                                           --             --             --              --
                                             ---------      ---------      ---------       ---------
TOTAL CURRENT ASSETS                             4,969          3,457          8,936           4,453
                                             =========      =========      =========       =========
PROPERTY, PLANT&EQUIP, @ COST                3,480,130      3,480,130      3,480,130       3,480,130
Less Accumulated Depreciation                  569,965        569,965        569,965         569,965
Less Reserve for Impairment                  1,910,165      1,910,165      1,910,165       1,910,165
                                             ---------      ---------      ---------       ---------
Net Book Value of PP & E                     1,000,000      1,000,000      1,000,000       1,000,000
                                             =========      =========      =========       =========
OTHER ASSETS:
    1.  Tax Deposits                                --             --             --              --
    2.  Investments in Subs                         --             --             --              --
    3.  Deposits                                    --             --             --              --
    4.  Interests in Insurance Policies             --             --             --              --
    5.  Note Receivable                             --             --             --              --
    6.  Other Assets                                --             --             --              --
    7.  Intercompany                         1,480,863      1,480,863      1,480,863       1,480,863
    8.  Post Petition Intercompany              14,338          3,666          2,665           6,665
                                             ---------      ---------      ---------       ---------
       TOTAL ASSETS                          2,500,170      2,487,986      2,492,465       2,491,982
                                             =========      =========      =========       =========


                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                       MONTH          MONTH            MONTH           MONTH           MONTH
EQUITY                                   FILING DATE*      JANUARY        FEBRUARY          MARCH           APRIL            MAY
---------------------                    ------------     ---------       ---------       ---------       ---------       ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                           874              --          14,770          41,708          82,470
                                                           ---------       ---------       ---------       ---------       --------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --              --              --              --              --              --
       Priority Debt                         30,065          30,065          30,065          42,683          42,683          12,619
       Federal Income Tax                   (16,000)        (16,000)        (16,000)        (16,000)        (16,000)             --
       Fica/withholding                          --              --              --              --              --              --
       Unsecured Debt                       217,336         217,336         232,092         281,815         282,515          (1,398
       Other                                     --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
    TOTAL PRE-PETITION LIABILITIES          231,400         231,400         246,157         308,498         309,198          11,221
                                          ---------       ---------       ---------       ---------       ---------       ---------
TOTAL LIABILITIES                           231,400         232,275         246,157         323,268         350,907          93,691
                                          =========       =========       =========       =========       =========       =========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --              --              --              --              --              --
       Common Stock                         100,000         100,000         100,000         100,000         100,000         100,000
ADDITIONAL PAID-IN CAPITAL                2,086,402       2,086,402       2,086,402       2,086,402       2,086,402       2,086,402
RETAINED EARNINGS: Filing Date            3,645,741       3,645,741       3,645,741       3,645,741       3,645,741       3,645,741
RETAINED EARNINGS: Post Filing Date              --            (332)     (2,626,834)     (2,985,450)     (2,878,885)     (3,324,900
                                          ---------       ---------       ---------       ---------       ---------       ---------
TOTAL OWNER'S EQUITY (NET WORTH)          5,832,143       5,831,811       3,205,309       2,846,693       2,953,258       2,507,243
                                          ---------       ---------       ---------       ---------       ---------       ---------
TOTAL LIABILITIES &
OWNER'S EQUITY                            6,063,543       6,064,085       3,451,466       3,169,961       3,304,165       2,600,934
                                          =========       =========       =========       =========       =========       =========

LIABILITIES & OWNER'S                        MONTH           MONTH          MONTH            MONTH
EQUITY                                       JUNE            JULY           AUGUST         SEPTEMBER
---------------------                      ---------       ---------       ---------       ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)          7,530          11,114          11,676          11,502
                                            ---------       ---------       ---------       ---------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --              --              --              --
       Priority Debt                          12,516          12,516          12,516          12,516
       Federal Income Tax                         --              --              --              --
       Fica/withholding                           --              --              --              --
       Unsecured Debt                         50,195          50,165          50,195          50,195
       Other                                      --              --              --              --
                                           ---------       ---------       ---------       ---------
    TOTAL PRE-PETITION LIABILITIES            62,711          62,711          62,711          62,711
                                           ---------       ---------       ---------       ---------
TOTAL LIABILITIES                             70,241          73,825          74,387          74,213
                                           =========       =========       =========       =========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                          100,000         100,000         100,000         100,000
ADDITIONAL PAID-IN CAPITAL                 2,086,402       2,086,402       2,086,402       2,086,402
RETAINED EARNINGS: Filing Date             3,645,741       3,645,741       3,645,741       3,645,741
RETAINED EARNINGS: Post Filing Date       (3,402,214)     (3,417,982)     (3,414,064)     (3,414,374)
                                           ---------       ---------       ---------       ---------
TOTAL OWNER'S EQUITY (NET WORTH)           2,429,929       2,414,161       2,418,078       2,417,768
                                           ---------       ---------       ---------       ---------
TOTAL LIABILITIES &
OWNER'S EQUITY                             2,500,170       2,487,986       2,492,465       2,491,982
                                           =========       =========       =========       =========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                SCHEDULE OF POST-PETITION LIABILITIES


                                                 MONTH         MONTH         MONTH         MONTH         MONTH
                                                JANUARY      FEBRUARY        MARCH         APRIL          MAY
                                               ---------     ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                                --            --         1,782        17,037        57,548
                                               ---------     ---------     ---------     ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                            --            --            --            --            --
     State Payroll & Sales                            --            --            --            --            --
     Ad Valorem Taxes                                 --            --            --            --            --
     Other Taxes                                      --            --            --            --            --
                                               ---------     ---------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                                   --            --            --            --            --
                                               =========     =========     =========     =========     =========
SECURED DEBT POST-PETITION                            --            --            --            --            --
ACCRUED INTEREST PAYABLE                              --            --            --            --            --
* ACCRUED PROFESSIONAL FEES                           --            --            --            --            --
OTHER ACCRUED LIABILITIES:                            --            --            --            --            --
     1.  Intercompany                                874            --        12,988        24,672        24,922
     2.                                               --            --            --            --            --
     3.                                               --            --            --            --            --
                                               ---------     ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)              874            --        14,770        41,708        82,470
                                               =========     =========     =========     =========     =========

                                                 MONTH         MONTH        MONTH          MONTH
                                                 JUNE          JULY         AUGUST       SEPTEMBER
                                               ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                             7,530        11,114        11,676        11,502
                                               ---------     ---------     ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                            --            --            --            --
     State Payroll & Sales                            --            --            --            --
     Ad Valorem Taxes                                 --            --            --            --
     Other Taxes                                      --            --            --            --
                                               ---------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                                   --            --            --            --
                                               =========     =========     =========     =========
SECURED DEBT POST-PETITION                            --            --            --            --
ACCRUED INTEREST PAYABLE                              --            --            --            --
* ACCRUED PROFESSIONAL FEES                           --            --            --            --
OTHER ACCRUED LIABILITIES:                            --            --            --            --
     1.  Intercompany                                 --            --            --            --
     2.                                               --            --            --            --
     3.                                               --            --            --            --
                                               ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)            7,530        11,114        11,676        11,502
                                               =========     =========     =========     =========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                     AD-VALOREM,
DAYS       TOTAL     TRADE ACCTS       FED TAXES     STATE TAXES     OTHER TAXES   OTHER
----       -----     -----------       ---------     -----------     -----------   -----

 0-30     11,502        11,502                --             --               --      --
31-60         --
61-90         --
91 +          --
TOTAL     11,502        11,502                --             --              --       --


                          AGING OF ACCOUNTS RECEIVABLE

    MONTH          JANUARY       FEBRUARY       MARCH       APRIL          MAY
    -----          -------       --------       -----       ------        -----
 0-30 DAYS            --            --            --            --            --
31-60 DAYS            --            --            --            --            --
61-90 DAYS            --            --            --            --            --
91 + DAYS             --            --            --        74,151        74,151
TOTAL                 --            --            --        74,151        74,151


    MONTH            JUNE          JULY         AUGUST       SEPTEMBER
    -----            ----          ----         ------       ---------
 0-30 DAYS            --            --            --            --
31-60 DAYS            --            --            --            --
61-90 DAYS            --            --            --            --
91 + DAYS             --            --            --            --
TOTAL                 --            --            --            --

        MOR-5

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           STATEMENT OF INCOME (LOSS)

             MONTH                             JANUARY       FEBRUARY          MARCH            APRIL            MAY
             -----                            ---------     ----------        --------         -------        --------
REVENUES (MOR-1)                                  (135)             --              --          39,600           1,020
TOTAL COST OF REVENUES                             412              64           2,190              --          40,804
GROSS PROFIT                                      (547)            (64)         (2,190)         39,600         (39,784)
OPERATING EXPENSES:
       Selling & Marketing                         547              --              --              --              --
       General & Administrative                 (1,426)             --             490              --           2,309
       Insiders Compensation                        --              --              --              --              --
       Professional Fees                            --              --          17,312              --              --
       Impairment of Assets                         --       2,626,770         338,957         (66,965)        403,922
       Other (attach list)                          --              --              --              --              --
                                                ------      ----------        --------         -------        --------
TOTAL OPERATING EXPENSES                          (879)      2,626,770         356,759         (66,965)        406,231
                                                ======      ==========        ========         =======        ========
INCOME BEFORE INT, DEPR/TAX (MOR-1)                332      (2,626,834)       (358,948)        106,565        (446,015)
                                                ======      ==========        ========         =======        ========
INTEREST EXPENSE                                    --              --              --              --              --
DEPRECIATION                                        --              --              --              --              --
OTHER (INCOME) EXPENSE *                            --              --              --              --              --
OTHER ITEMS **                                      --              --              --              --              --
                                                ------      ----------        --------         -------        --------
TOTAL INT, DEPR & OTHER ITEMS                       --              --              --              --              --
                                                ------      ----------        --------         -------        --------
NET INCOME BEFORE TAXES                            332      (2,626,834)       (358,948)        106,565        (446,015)
                                                ======      ==========        ========         =======        ========
FEDERAL INCOME TAXES                                --              --              --              --              --
                                                ------      ----------        --------         -------        --------
NET INCOME (LOSS) (MOR-1)                          332      (2,626,834)       (358,948)        106,565        (446,015)
                                                ======      ==========        ========         =======        ========


             MONTH                                JUNE            JULY            AUGUST         SEPTEMBER    FILING TO DATE
             -----                               -------         -------          ------         ---------    --------------
REVENUES (MOR-1)                                      --              --              --              --          40,620
TOTAL COST OF REVENUES                               559          12,122          (4,419)         (2,276)         51,319
GROSS PROFIT                                        (559)        (12,122)          4,419           2,276         (10,699)
OPERATING EXPENSES:
       Selling & Marketing                            --              --              --              --              --
       General & Administrative                       --             236             501             586           3,536
       Insiders Compensation                          --              --              --              --              --
       Professional Fees                              --              --              --              --          17,312
       Impairment of Assets                       76,755                                                       3,379,439
       Other (attach list)                            --           3,410              --              --           3,410
                                                 -------         -------          ------          ------      ----------
TOTAL OPERATING EXPENSES                          76,755           3,646             501             586       3,403,696
                                                 =======         =======          ======          ======      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)              (77,314)        (15,768)          3,918           1,690      (3,414,396)
                                                 =======         =======          ======          ======      ==========
INTEREST EXPENSE                                      --              --              --              --              --
DEPRECIATION                                          --              --              --              --              --
OTHER (INCOME) EXPENSE *                              --              --              --           2,000              --
OTHER ITEMS **                                        --              --              --              --              --
                                                 -------         -------          ------          ------      ----------
TOTAL INT, DEPR & OTHER ITEMS                         --              --              --           2,000              --
                                                 -------         -------          ------          ------      ----------
NET INCOME BEFORE TAXES                          (77,314)        (15,768)          3,918            (310)     (3,414,396)
                                                 =======         =======          ======          ======      ==========
FEDERAL INCOME TAXES                                  --              --              --              --              --
                                                 -------         -------          ------          ------      ----------
NET INCOME (LOSS) (MOR-1)                        (77,314)        (15,768)          3,918            (310)     (3,414,396)
                                                 =======         =======          ======          ======      ==========


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                                                             MONTH           MONTH           MONTH           MONTH          MONTH
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY         FEBRUARY         MARCH           APRIL           MAY
-------------------------------                             --------        --------         ------          ------         ------
 1.  CASH - BEGINNING OF MONTH                                11,429              --         18,303           1,122         45,920
RECEIPTS:
 2.  CASH SALES                                                   --              --             --          39,600             --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --              --             --          17,568             --
 4.  LOANS & ADVANCES (attach list)                               --              --             --              --             --
 5.  SALE OF ASSETS                                               --              --             --              --             --
 6.  INTERCOMPANY                                                            283,299             --              --             --
 7.  OTHER - TAX REFUND                                           --             219             --              --             --
                                                            --------        --------         ------          ------         ------
TOTAL RECEIPTS                                                    --         283,518             --          57,168             --
                                                            ========        ========         ======          ======         ======
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                  --              --             --              --             --
 8.  PAYROLL TAXES PAID                                           --              --             --              --             --
 9.  SALES, USE & OTHER TAXES PAID                                --              --             --              --             --
10.  SECURED / RENTAL / LEASES                                    --         265,198             --              --             --
11.  UTILITIES                                                    --              --             --              --             --
12.  INSURANCE                                                    --              --          5,432              --             --
13.  INVENTORY PURCHASES                                          --              --             --              --             --
14.  VEHICLE EXPENSES                                             --              --             --              --             --
15.  TRAVEL ENTERTAINMENT                                         --              --             --              --             --
16.  REPAIRS, MAINTENANCE & SUPPLIES                              --              --             --              --             --
17.  ADMINISTRATIVE & SELLING                                     --              17             --              --             --
18.  INTERCOMPANY                                             11,429              --         11,748          12,370             --
19.  OTHER (ATTACH LIST)                                          --              --             --              --             --
                                                            --------        --------         ------          ------         ------
TOTAL DISBURSEMENTS FROM OPERATIONS                           11,429         265,215         17,181          12,370             --
                                                            ========        ========         ======          ======         ======
20.  PROFESSIONAL FEES                                            --              --             --              --             --
21.  U.S. TRUSTEE FEES                                            --              --             --              --             --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --              --             --              --             --
                                                            --------        --------         ------          ------         ------
TOTAL DISBURSEMENTS                                           11,429         265,215         17,181          12,370             --
                                                            ========        ========         ======          ======         ======
23.  NET CASH FLOW                                           (11,429)         18,303        (17,181)         44,798             --
                                                            --------        --------         ------          ------         ------
24.  CASH - END OF MONTH (MOR-2)                                   0          18,303          1,122          45,920         45,920
                                                            ========        ========         ======          ======         ======


                                                             MONTH           MONTH           MONTH           MONTH         FILING TO
CASH RECEIPTS AND DISBURSEMENTS                               JUNE            JULY           AUGUST        SEPTEMBER         DATE
-------------------------------                              ------          ------          ------        ---------       ---------
 1.  CASH - BEGINNING OF MONTH                               45,920           4,969               2         41,435              --
RECEIPTS:
 2.  CASH SALES                                                  --              --              --             --          39,600
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          219                          35,954          14,129         67,870
 4.  LOANS & ADVANCES (attach list)                              --              --              --             --              --
 5.  SALE OF ASSETS                                              --              --              --             --              --
 6.  INTERCOMPANY                                                             3,000           6,574             --         292,872
 7.  OTHER - TAX REFUND                                          --              --              --             --             219
                                                             ------          ------          ------        -------         -------
TOTAL RECEIPTS                                                  219           3,000          42,528         14,129         400,562
                                                             ======          ======          ======        =======         =======
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                 --              --              --             --              --
 8.  PAYROLL TAXES PAID                                          --              --              --             --              --
 9.  SALES, USE & OTHER TAXES PAID                               --              --              --          2,000           2,000
10.  SECURED / RENTAL / LEASES                                   --              --              --             --         265,198
11.  UTILITIES                                                  928             907             128            517           2,479
12.  INSURANCE                                               20,000           3,412              --             --          28,844
13.  INVENTORY PURCHASES                                     20,050           3,649              --         35,954          59,652
14.  VEHICLE EXPENSES                                            --              --              --             --              --
15.  TRAVEL ENTERTAINMENT                                        --              --              --             --              --
16.  REPAIRS, MAINTENANCE & SUPPLIES                             --              --              --             --              --
17.  ADMINISTRATIVE & SELLING                                    --              --             135             16             168
18.  INTERCOMPANY                                               193                                         15,631          39,943
19.  OTHER (ATTACH LIST)                                         --              --              --             --              --
                                                             ------          ------          ------        -------         -------
TOTAL DISBURSEMENTS FROM OPERATIONS                          41,170           7,967             263         54,118         398,284
                                                             ======          ======          ======        =======         =======
20.  PROFESSIONAL FEES                                           --              --             832             --             832
21.  U.S. TRUSTEE FEES                                           --              --              --
22.  OTHER REORGANIZATION EXPENSES (attach list)                 --              --              --            448             448
                                                             ------          ------          ------        -------         -------
TOTAL DISBURSEMENTS                                          41,170           7,967           1,095         54,566         399,564
                                                             ======          ======          ======        =======         =======
23.  NET CASH FLOW                                          (40,951)         (4,967)         41,433        (40,437)            998
                                                             ------          ------          ------        -------         -------
24.  CASH - END OF MONTH (MOR-2)                              4,969               2          41,435            998             998
                                                             ======          ======          ======        =======         =======

                     * applies to Individual debtor's only.

        MOR-7

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                      Bank of America         Bank One
---------                                                      ---------------       ------------
ACCOUNT NUMBER                                                   # 3755500276        # 1565808928

ACCOUNT TYPE                                                      OPERATING            OPERATING              TOTAL
                                                                 ------------        ------------            --------
BANK BALANCE                                                              998                  --                 998
DEPOSIT IN TRANSIT                                                         --                  --                  --
OUTSTANDING CHECKS                                                         --                  --                  --
                                                                     --------               -----            --------
ADJUSTED BANK BALANCE                                                     998                  --                 998
                                                                     ========               =====            ========
BEGINNING CASH - PER BOOKS                                             41,435                  --              41,435
RECEIPTS                                                               14,129                  --              14,129
TRANSFERS BETWEEN ACCOUNTS                                            (15,631)                 --             (15,631)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                                                             --
CHECKS / OTHER DISBURSEMENTS                                          (38,935)                 --             (38,935)
                                                                     --------               -----            --------
ENDING CASH - PER BOOKS                                                   998                  --                 998
                                                                     ========               =====            ========

        MOR-8

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                          MONTH           MONTH            MONTH        MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                        JANUARY         FEBRUARY          MARCH        APRIL          MAY
---------------------------------                        -------         --------          -----        -----         -----
1. Ronald McCaslin/President, Director                        --               --             --           --            --
2. Jackie Holland/Vice President                              --               --             --           --            --
3. Craig A. Reynolds/Secretary, Director                      --               --             --           --            --
4. Kristi E. Gross/Assistant Secretary                        --               --             --           --            --
5.                                                            --               --             --           --            --
6.                                                            --               --             --           --            --
                                                         -------         --------          -----        -----         -----
TOTAL INSIDERS (MOR-1)                                        --               --             --           --            --
                                                         =======         ========          =====        =====         =====

                                                            MONTH        MONTH         MONTH          MONTH
INSIDERS: NAME/POSITION/COMP TYPE                           JUNE         JULY          AUGUST       SEPTEMBER
---------------------------------                           -----        -----         ------       ---------
1. Ronald McCaslin/President, Director                         --           --             --              --
2. Jackie Holland/Vice President                               --           --             --              --
3. Craig A. Reynolds/Secretary, Director                       --           --             --              --
4. Kristi E. Gross/Assistant Secretary                         --           --             --              --
5.                                                             --           --             --              --
6.                                                             --           --             --              --
                                                            -----        -----         ------       ---------
TOTAL INSIDERS (MOR-1)                                         --           --             --              --
                                                            =====        =====         ======       =========

                                                          MONTH          MONTH          MONTH        MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                            JANUARY        FEBRUARY        MARCH        APRIL          MAY
-----------------------------                            -------        --------        -----        -----         -----
1. Strategic Capital Corp.                                    --              --           --           --            --
2. Floyd Isgur Rios                                           --              --           --           --            --
3.                                                            --              --           --           --            --
4.                                                            --              --           --           --            --
5.                                                            --              --           --           --            --
6.                                                            --              --           --           --            --
                                                         -------        --------        -----        -----          ----
TOTAL PROFESSIONALS (MOR-1)                                   --              --           --           --            --
                                                         =======        ========        =====        =====          ====


                                                         MONTH         MONTH          MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                             JUNE          JULY          AUGUST       AUGUST
-----------------------------                            -----         -----          ------       ------
1. Strategic Capital Corp.                                  --            --          616.00       448.00
2. Floyd Isgur Rios                                         --            --          216.00           --
3.                                                          --            --              --           --
4.                                                          --            --              --           --
5.                                                          --            --              --           --
6.                                                          --            --              --           --
                                                          ----          ----          ------       ------
TOTAL PROFESSIONALS (MOR-1)                                 --            --          832.00       448.00
                                                          ====          ====          ======       ======

        MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR WEST, INC.                        PETITION DATE: JANUARY 11, 2001

                                                                              CASE NUMBER: 01-80022-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

             MONTH                   JANUARY       FEBRUARY       MARCH        APRIL         MAY
             -----                  ----------    ----------    ----------   ----------   ----------
REVENUES (MOR-6)                       791,859     1,683,198       878,992           --           --
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                             (813,640)   (6,565,128)    2,871,438      185,233      234,224
NET INCOME (LOSS) (MOR-6)             (876,225)   (6,622,837)    2,814,018      185,233      234,224
PAYMENTS TO INSIDERS (MOR-9)                --            --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)           --            --            --           --       18,832
TOTAL DISBURSEMENTS (MOR-8)            315,901     1,011,533       591,671       71,326       38,457

             MONTH                     JUNE         JULY        AUGUST     SEPTEMBER
             -----                  ----------   ----------   ----------   ----------
REVENUES (MOR-6)                           600           --           --           --
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                              160,566      280,427      375,691       97,330
NET INCOME (LOSS) (MOR-6)              160,566      280,427      375,691      119,906
PAYMENTS TO INSIDERS (MOR-9)                --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)        3,226        2,380        2,065        3,710
TOTAL DISBURSEMENTS (MOR-8)             50,603       10,656       13,446        9,286

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                               EXP.
                                                               DATE
                                                               ----
CASUALTY                                YES (X)  NO ( )      06/30/02
LIABILITY                               YES (X)  NO ( )      06/30/02
VEHICLE                                 YES (X)  NO ( )      06/30/02
WORKER'S                                YES (X)  NO ( )      04/01/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                  YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                YES    NO

Have any pre-petition liabilities been paid?                               YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?             YES    NO

Were any assets disposed of outside the normal course of business?         YES    NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                       YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                  I certify under penalty of perjury that the following complete Monthly Operating Report
                                  (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                  SIGNED  /s/ CRAIG A. REYNOLDS
                                        ----------------------------------------
                                  TITLE   Vice President of Finance
                                        ----------------------------------------



         MOR-1

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                          MONTH         MONTH         MONTH         MONTH         MONTH
                ASSETS                   FILING DATE*    JANUARY       FEBRUARY       MARCH         APRIL          MAY
                ------                   ------------  ------------  ------------  ------------  ------------  ------------
CURRENT ASSETS
    Cash                                      779,400       309,733       908,669     1,923,079     2,442,185     2,459,311
    Accounts Receivable, Net                2,163,872     2,991,218       861,181     2,266,680     1,772,292            --
    Inventory: Lower of Cost or Market      2,891,671     3,016,806     2,582,346            --            --            --
    Prepaid Expenses                          174,980       177,746            --            --            --            --
    Investments                                    --            --            --            --            --            --
    Other                                          --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT ASSETS                        6,009,922     6,495,502     4,352,196     4,189,760     4,214,476     2,459,311
                                         ============  ============  ============  ============  ============  ============
PROPERTY, PLANT&EQUIP, @ COST              11,644,239    11,644,239    11,644,239     6,871,851     6,871,851     6,871,851
Less Accumulated Depreciation               3,534,181     3,596,765     3,654,474     1,129,906     1,129,906     1,129,906
Less Reserve for Impairment                 2,730,785     2,730,785     6,272,110     4,024,290     4,024,290     4,024,290
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net Book Value of PP & E                    8,110,058     8,047,474     1,717,654     1,717,654     1,717,654     1,717,654
                                         ============  ============  ============  ============  ============  ============
OTHER ASSETS:
    1.  Tax Deposits                               --            --            --            --            --            --
    2.  Investments in Subs                        --            --            --            --            --            --
    3.  Deposits                                   --            --            --            --            --            --
    4.  Interests in Insurance Policies            --            --            --            --            --            --
    5.  Note Receivable                            --            --            --            --            --            --
    6.  Other Assets                        2,416,350     2,416,350     2,416,350     2,416,350     2,416,350            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
       TOTAL ASSETS                        16,536,330    16,959,326     8,486,200     8,323,764     8,348,481     4,176,965
                                         ============  ============  ============  ============  ============  ============

                                            MONTH         MONTH         MONTH          MONTH
                ASSETS                       JUNE          JULY         AUGUST       SEPTEMBER
                ------                   ------------  ------------  ------------   ------------
CURRENT ASSETS
    Cash                                    2,578,689     2,401,919     2,375,780      2,522,421
    Accounts Receivable, Net                       --            --            --             --
    Inventory: Lower of Cost or Market             --            --       (10,325)       (10,325)
    Prepaid Expenses                               --        28,056        28,056         28,056
    Investments                                    --            --            --             --
    Other                                          --            --            --             --
                                         ------------  ------------  ------------   ------------
TOTAL CURRENT ASSETS                        2,578,689     2,429,975     2,393,511      2,540,152
                                         ============  ============  ============   ============
PROPERTY, PLANT&EQUIP, @ COST               6,871,851     6,871,851     6,871,851      6,871,851
Less Accumulated Depreciation               1,129,906     1,129,906     1,129,906      1,129,906
Less Reserve for Impairment                 4,024,290     4,024,290     4,024,290      4,024,290
                                         ------------  ------------  ------------   ------------
Net Book Value of PP & E                    1,717,654     1,717,654     1,717,654      1,717,654
                                         ============  ============  ============   ============
OTHER ASSETS:
    1.  Tax Deposits                               --            --            --             --
    2.  Investments in Subs                        --            --            --             --
    3.  Deposits                                   --            --            --             --
    4.  Interests in Insurance Policies            --            --            --             --
    5.  Note Receivable                            --            --            --             --
    6.  Other Assets                               --            --            --             --
                                         ------------  ------------  ------------   ------------
       TOTAL ASSETS                         4,296,343     4,147,629     4,111,165      4,257,807
                                         ============  ============  ============   ============

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                 FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                  ------------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                    1,189,024      2,607,137        979,955        949,617        852,014
                                                      ------------   ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured               24,000         24,000         24,000             --             --             --
       Priority Debt                        162,684        143,634        141,236        239,923        239,923        239,923
       Federal Income Tax                   579,000        579,000        579,000        579,000        579,000             --
       FICA/Withholding                          --             --             --             --             --             --
       Unsecured Debt                     8,535,783      8,541,783      7,346,202      6,839,198      6,732,308      3,002,672
       Intercompany                       7,811,473      7,934,720      7,718,858      7,678,128      7,655,340      7,655,340
       Other                                     --             --             --             --             --             --
                                       ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL PRE-PETITION LIABILITIES        17,112,940     17,223,137     15,809,295     15,336,248     15,206,570     10,897,934
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES                        17,112,940     18,412,161     18,416,432     16,316,203     16,156,187     11,749,948
                                       ============   ============   ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --             --             --
       Common Stock                              --             --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --             --
RETAINED EARNINGS: Filing Date           (3,307,395)    (3,307,395)    (3,307,395)    (3,307,395)    (3,307,395)    (3,307,395)
RETAINED EARNINGS: Post Filing Date              --       (876,225)    (6,622,837)    (4,685,044)    (4,500,312)    (4,265,588)
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)         (3,307,395)    (4,183,620)    (9,930,232)    (7,992,439)    (7,807,707)    (7,572,983)
                                       ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                           13,805,545     14,228,541      8,486,200      8,323,764      8,348,481      4,176,965
                                       ============   ============   ============   ============   ============   ============

LIABILITIES & OWNER'S                     MONTH          MONTH          MONTH          MONTH
EQUITY                                     JUNE           JULY          AUGUST       SEPTEMBER
---------------------                  ------------   ------------   ------------   ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       811,473        382,331        (51,566)        23,131
                                       ------------   ------------   ------------   ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --
       Priority Debt                        239,923        239,923        239,922        239,922
       Federal Income Tax                        --             --             --             --
       FICA/Withholding                          --             --             --             --
       Unsecured Debt                     3,002,025      3,002,025      3,036,263      2,999,649
       Intercompany                       7,655,340      7,655,340      7,655,340      7,655,340
       Other                                     --             --             --             --
                                       ------------   ------------   ------------   ------------
   TOTAL PRE-PETITION LIABILITIES        10,897,288     10,897,288     10,931,525     10,894,911
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES                        11,708,760     11,279,619     10,879,959     10,918,042
                                       ============   ============   ============   ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --
       Common Stock                              --             --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --
RETAINED EARNINGS: Filing Date           (3,307,395)    (3,307,395)    (3,307,395)    (3,307,395)
RETAINED EARNINGS: Post Filing Date      (4,105,022)    (3,824,595)    (3,824,595)    (3,824,595)
                                       ------------   ------------   ------------   ------------
TOTAL OWNER'S EQUITY (NET WORTH)         (7,412,417)    (7,131,990)    (6,768,794)    (6,660,236)
                                       ------------   ------------   ------------   ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                            4,296,343      4,147,629      4,111,165      4,257,806
                                       ============   ============   ============   ============

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: AMERICAN HOMESTAR WEST, INC.             CASE NUMBER:  01-80022-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                           MONTH       MONTH       MONTH       MONTH       MONTH
                                          JANUARY     FEBRUARY     MARCH       APRIL        MAY
                                         ----------  ----------  ----------  ----------  ----------
TRADE ACCOUNTS PAYABLE                      388,080     796,709     448,148     447,414     361,394
                                         ----------  ----------  ----------  ----------  ----------
TAX PAYABLE
     Federal Payroll Taxes                   50,644     119,826          93          93          --
     State Payroll & Sales                   11,297       7,849          --          --          --
     Ad Valorem Taxes                         4,670       9,970       6,570       6,570       6,570
     Other Taxes                                 --          --          --          --          --
                                         ----------  ----------  ----------  ----------  ----------
TOTAL TAXES PAYABLE                          66,611     137,645       6,663       6,663       6,570
                                         ==========  ==========  ==========  ==========  ==========
SECURED DEBT POST-PETITION                       --          --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --          --          --
OTHER ACCRUED LIABILITIES:                       --          --          --          --          --
     1. Holiday Pay                           5,090          --          --          --          --
     2. Vacation Pay                          7,552       4,836          --          --          --
     3. Management                           40,608      86,311          --          --          --
     4. Manufacturing                        42,377      42,983          --          --          --
     5. Sales Commissions                     1,619       9,205          --          --          --
     6. Salaries                            180,465     328,373          --          --          --
     7. Sales Inc                            59,166      82,813      47,366      47,366      35,000
     8. Intercompany                        397,455   1,118,261     477,778     448,174     449,050
                                         ----------  ----------  ----------  ----------  ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)   1,189,024   2,607,137     979,955     949,617     852,014
                                         ==========  ==========  ==========  ==========  ==========

                                           MONTH       MONTH       MONTH        MONTH
                                            JUNE        JULY       AUGUST     SEPTEMBER
                                         ----------  ----------  ----------   ----------
TRADE ACCOUNTS PAYABLE                      364,208     366,258     (24,695)      12,371
                                         ----------  ----------  ----------   ----------
TAX PAYABLE
     Federal Payroll Taxes                       --          --          --           --
     State Payroll & Sales                       --          --          --           --
     Ad Valorem Taxes                         6,570       6,570       6,570        6,570
     Other Taxes                                 --          --          --           --
                                         ----------  ----------  ----------   ----------
TOTAL TAXES PAYABLE                           6,570       6,570       6,570        6,570
                                         ==========  ==========  ==========   ==========
SECURED DEBT POST-PETITION                       --          --          --           --
ACCRUED INTEREST PAYABLE                         --          --          --           --
* ACCRUED PROFESSIONAL FEES                      --          --          --           --
OTHER ACCRUED LIABILITIES:                       --
     1. Holiday Pay                              --          --          --           --
     2. Vacation Pay                             --          --          --           --
     3. Management                               --          --          --           --
     4. Manufacturing                            --          --          --           --
     5. Sales Commissions                        --          --          --           --
     6. Salaries                                 --          --          --           --
     7. Sales Inc                                --          --          --           --
     8. Intercompany                        440,694       9,503     (33,440)       4,190
                                         ----------  ----------  ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)     811,473     382,331     (51,566)      23,131
                                         ==========  ==========  ==========   ==========



* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR WEST, INC.             CASE NUMBER:  01-80022-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                     AD-VALOREM,
 DAYS           TOTAL     TRADE ACCTS    FED TAXES    STATE TAXES    OTHER TAXES    OTHER
 ----           ------    -----------    ---------    -----------    -----------    -----
 0-30           23,131       12,371         --            --            6,570       4,190
31-60               --
61-90               --
91 +                --
TOTAL           23,131       12,371         --            --            6,570       4,190



                          AGING OF ACCOUNTS RECEIVABLE

  MONTH           JANUARY     FEBRUARY      MARCH        APRIL      MAY
  -----          ---------    --------    ---------    ---------    ---
 0-30 DAYS         908,028     350,396      652,326           --     --
31-60 DAYS         756,696     125,632      105,119      326,163     --
61-90 DAYS       1,194,807      58,625       25,126       63,071     --
91 + DAYS          131,686     326,528    1,484,109    1,383,057     --
TOTAL            2,991,218     861,181    2,266,680    1,772,292     --

  MONTH          JUNE    JULY    AUGUST    SEPTEMBER
  -----          ----    ----    ------    ---------
 0-30 DAYS         --      --        --           --
31-60 DAYS         --      --        --           --
61-90 DAYS         --      --        --           --
91 + DAYS          --      --        --           --
TOTAL              --      --        --           --



     MOR-5

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                           STATEMENT OF INCOME (LOSS)

            MONTH                            JANUARY        FEBRUARY        MARCH          APRIL           MAY
            -----                          ------------   ------------   ------------   ------------   ------------
REVENUES (MOR-1)                                791,859      1,683,198        878,992             --             --
TOTAL COST OF REVENUES                        1,220,996      1,669,125        696,083         11,862         (4,131)
GROSS PROFIT                                   (429,137)        14,073        182,909        (11,862)         4,131
OPERATING EXPENSES:
       Selling & Marketing                       95,137        107,396         53,419          1,160          3,647
       General & Administrative                 289,365        237,333         91,656         44,314          1,105
       Insiders Compensation                         --             --             --             --             --
       Professional Fees                             --             --          8,824          8,000          2,000
       Impairment of Assets                          --      6,234,472      2,596,290       (250,568)      (236,845)
       Other (attach list)                           --             --     (5,438,719)            --             --

                                           ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                        384,502      6,579,200     (2,688,530)      (197,094)      (230,093)
                                           ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)            (813,640)    (6,565,128)     2,871,438        185,233        234,224
                                           ============   ============   ============   ============   ============
INTEREST EXPENSE                                     --             --             --             --             --
DEPRECIATION                                     62,585         57,709         57,420             --             --
OTHER (INCOME) EXPENSE *                             --                            --             --             --
OTHER ITEMS **                                       --                            --             --             --
                                           ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                    62,585         57,709         57,420             --             --
                                           ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                        (876,225)    (6,622,837)     2,814,018        185,233        234,224
                                           ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                                 --             --             --
                                           ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                      (876,225)    (6,622,837)     2,814,018        185,233        234,224
                                           ============   ============   ============   ============   ============

            MONTH                              JUNE           JULY          AUGUST       SEPTEMBER    FILING TO DATE
            -----                          ------------   ------------   ------------   ------------  --------------
REVENUES (MOR-1)                                    600             --             --             --      2,562,789
TOTAL COST OF REVENUES                           12,251       (180,780)       (11,172)       (25,183)     2,193,238
GROSS PROFIT                                    (11,651)       180,780         11,172         25,183        369,551
OPERATING EXPENSES:
       Selling & Marketing                        2,225          2,842             --             --        170,689
       General & Administrative                  (2,325)         5,367         (1,569)            66        375,880
       Insiders Compensation                         --             --             --             --             --
       Professional Fees                          4,033            742             --             --         23,599
       Impairment of Assets                    (176,149)      (108,598)      (362,950)       (72,213)     7,695,651
       Other (attach list)                           --             --             --             --     (5,438,719)
                                                                                   --             --
                                           ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                       (172,217)       (99,647)      (364,519)       (72,147)     2,827,101
                                           ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)             160,566        280,427        375,691         97,330     (2,457,550)
                                           ============   ============   ============   ============   ============
INTEREST EXPENSE                                     --             --             --        (22,576)            --
DEPRECIATION                                         --             --             --             --        115,130
OTHER (INCOME) EXPENSE *                             --             --             --             --             --
OTHER ITEMS **                                       --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                        --             --             --        (22,576)       115,130
                                           ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                         160,566        280,427        375,691        119,906     (2,572,679)
                                           ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                                                                                             --
                                           ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                       160,566        280,427        375,691        119,906     (2,572,679)
                                           ============   ============   ============   ============   ============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


         MOR-6

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                                                         MONTH        MONTH       MONTH       MONTH       MONTH
CASH RECEIPTS AND DISBURSEMENTS                         JANUARY      FEBRUARY     MARCH       APRIL        MAY
-------------------------------                        ----------   ----------  ----------  ----------  ----------
  1.  CASH - BEGINNING OF MONTH                           779,400      309,733     908,669   1,923,079   2,442,185
RECEIPTS:
  2.  CASH SALES                                           51,832      459,025          --          --          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                   176,948    1,040,193   1,385,606     655,069      65,517
  4.  LOANS & ADVANCES (attach list)                           --                       --          --          --
  5.  SALE OF ASSETS                                           --                1,555,000          --          --
  6.  INTERCOMPANY                                                                      --          --          --
  7.  OTHER (attach list)                                      --      111,251          --          --          --
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL RECEIPTS                                            228,781    1,610,469   2,940,606     655,069      65,517
                                                       ==========   ==========  ==========  ==========  ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                          70,963       46,109          37      25,381          --
  8.  PAYROLL TAXES PAID                                                    --      23,759                      --
  9.  SALES, USE & OTHER TAXES PAID                                     18,214          --      25,494          --
 10.  SECURED / RENTAL / LEASES                                          9,972       8,147                      --
 11.  UTILITIES                                               246       26,417      75,452       7,715       2,949
 12.  INSURANCE                                             2,276      120,924     116,396         516       5,000
 13.  INVENTORY PURCHASES                                 225,044      747,744     328,616          51       9,187
 14.  VEHICLE EXPENSES                                                     696         518         622          --
 15.  TRAVEL ENTERTAINMENT                                  4,620        1,227       3,745          --          --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                         154       12,527       9,364       1,732       1,843
 17.  ADMINISTRATIVE & SELLING                             12,598        4,163      12,977       1,815         396
 18.  INTERCOMPANY                                        382,546           --   1,334,525      64,637       9,934
 19.  DELIVERY                                                          23,540      12,661          --
 20.  OTHER (ATTACH LIST)                                      --           --          --          --
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                       698,447    1,011,533   1,926,196     127,963      29,309
                                                       ==========   ==========  ==========  ==========  ==========
 21.  PROFESSIONAL FEES                                        --                       --          --      18,832
 22.  U.S. TRUSTEE FEES                                        --                                8,000         250
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              --                       --          --
                                                       ----------   ----------  ----------  ----------  ----------
TOTAL DISBURSEMENTS                                       698,447    1,011,533   1,926,196     135,963      48,391
                                                       ==========   ==========  ==========  ==========  ==========
 24.  NET CASH FLOW                                      (469,667)     598,936   1,014,409     519,106      17,126
                                                       ----------   ----------  ----------  ----------  ----------
 25.  CASH - END OF MONTH (MOR-2)                         309,733      908,669   1,923,079   2,442,185   2,459,311
                                                       ==========   ==========  ==========  ==========  ==========

                                                         MONTH       MONTH        MONTH        MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                           JUNE        JULY        AUGUST     SEPTEMBER      DATE
-------------------------------                        ----------  ----------   ----------   ----------  ----------
  1.  CASH - BEGINNING OF MONTH                         2,459,311   2,578,689    2,401,919    2,375,780     779,400
RECEIPTS:
  2.  CASH SALES                                               --          --           --           --     510,857
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                   190,297     396,910      183,098       25,183   4,118,821
  4.  LOANS & ADVANCES (attach list)                           --          --           --           --          --
  5.  SALE OF ASSETS                                           --          --           --           --   1,555,000
  6.  INTERCOMPANY                                             --          --           --      130,744     130,744
  7.  OTHER (attach list)                                      --          --           --           --     111,251
                                                       ----------  ----------   ----------   ----------  ----------
TOTAL RECEIPTS                                            190,297     396,910      183,098      155,927   6,426,673
                                                       ==========  ==========   ==========   ==========  ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                              --          --           --           --     142,491
  8.  PAYROLL TAXES PAID                                       --          --           --           --      23,759
  9.  SALES, USE & OTHER TAXES PAID                           128                                            43,836
 10.  SECURED / RENTAL / LEASES                                --          52           --          157      18,328
 11.  UTILITIES                                               348         117          326          135     113,704
 12.  INSURANCE                                            19,419          --           --           --     264,531
 13.  INVENTORY PURCHASES                                   8,624       4,746        7,476        3,883   1,335,371
 14.  VEHICLE EXPENSES                                         --         191          159            6       2,192
 15.  TRAVEL ENTERTAINMENT                                     --          --           --          416      10,008
 16.  REPAIRS, MAINTENANCE & SUPPLIES                       4,596                    3,420          875      34,511
 17.  ADMINISTRATIVE & SELLING                              5,326       1,120           --           --      38,396
 18.  INTERCOMPANY                                         20,315     563,024      195,791                2,570,772
 19.  DELIVERY                                                167                                            36,368
 20.  OTHER (ATTACH LIST)                                      --          --           --                       --
                                                       ----------  ----------   ----------   ----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        58,924     569,250      207,172        5,472   4,634,266
                                                       ==========  ==========   ==========   ==========  ==========
 21.  PROFESSIONAL FEES                                     3,226                    2,065          105      24,229
 22.  U.S. TRUSTEE FEES                                                                                       8,250
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)           8,768       4,430           --        3,710      16,908
                                                       ----------  ----------   ----------   ----------  ----------
TOTAL DISBURSEMENTS                                        70,918     573,680      209,237        9,286   4,683,652
                                                       ==========  ==========   ==========   ==========  ==========
 24.  NET CASH FLOW                                       119,378    (176,770)     (26,139)     146,641   1,743,021
                                                       ----------  ----------   ----------   ----------  ----------
 25.  CASH - END OF MONTH (MOR-2)                       2,578,689   2,401,919    2,375,780    2,522,421   2,522,421
                                                       ==========  ==========   ==========   ==========  ==========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                Bank of America   Bank of America  First Security Bank   Petty Cash
---------                                                ---------------   ---------------  -------------------  ------------
ACCOUNT NUMBER                                             # 3755500289       # 30031470        # 30161079

ACCOUNT TYPE                                                OPERATING         INVESTMENT         PAYROLL         OTHER FUNDS
                                                           ------------      ------------      ------------      ------------
BANK BALANCE                                                  2,554,911           (25,316)           (7,174)               --
DEPOSIT IN TRANSIT                                                   --                                  --
OUTSTANDING CHECKS                                                   --                --                --                --
                                                           ------------      ------------      ------------      ------------
ADJUSTED BANK BALANCE                                         2,554,911           (25,316)           (7,174)               --
                                                           ============      ============      ============      ============
BEGINNING CASH - PER BOOKS                                      196,846           (16,316)        2,195,250                --
RECEIPTS                                                         25,183                --                --                --
TRANSFERS BETWEEN ACCOUNTS                                    2,342,168            (9,000)       (2,202,424)               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                --                --                --
CHECKS / OTHER DISBURSEMENTS                                     (9,286)               --                --                --
                                                           ------------      ------------      ------------      ------------
ENDING CASH - PER BOOKS                                       2,554,911           (25,316)           (7,174)               --
                                                           ============      ============      ============      ============

BANK NAME
---------
ACCOUNT NUMBER
                                                             GRAND
ACCOUNT TYPE                                                 TOTAL
                                                         ------------
BANK BALANCE                                                2,522,421
DEPOSIT IN TRANSIT                                                 --
OUTSTANDING CHECKS                                                 --
                                                         ------------
ADJUSTED BANK BALANCE                                       2,522,421
                                                         ============
BEGINNING CASH - PER BOOKS                                  2,375,780
RECEIPTS                                                       25,183
TRANSFERS BETWEEN ACCOUNTS                                    130,744
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2             --
CHECKS / OTHER DISBURSEMENTS                                   (9,286)
                                                         ------------
ENDING CASH - PER BOOKS                                     2,522,421
                                                         ============

                    MOR-8

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                            MONTH     MONTH     MONTH   MONTH   MONTH
INSIDERS: NAME/POSITION/COMP TYPE          JANUARY   FEBRUARY   MARCH   APRIL    MAY
---------------------------------          -------   --------   -----   -----   -----
1. Ronald McCaslin/President, Director          --         --      --      --      --
2. Jackie Holland/Vice President                --         --      --      --      --
3. Craig A. Reynolds/Secretary, Director        --         --      --      --      --
4. Kristi E. Gross/Assistant Secretary          --         --      --      --      --
5.                                              --         --      --      --      --
6.                                              --         --      --      --      --
                                           -------   --------   -----   -----   -----
TOTAL INSIDERS (MOR-1)                          --         --      --      --      --
                                           =======   ========   =====   =====   =====

                                           MONTH   MONTH   MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE          JUNE    JULY    AUGUST   SEPTEMBER
---------------------------------          -----   -----   ------   ---------
1. Ronald McCaslin/President, Director        --      --       --          --
2. Jackie Holland/Vice President              --      --       --          --
3. Craig A. Reynolds/Secretary, Director      --      --       --          --
4. Kristi E. Gross/Assistant Secretary        --      --       --          --
5.                                            --      --       --          --
6.                                            --      --       --          --
                                           -----   -----   ------   ---------
TOTAL INSIDERS (MOR-1)                        --      --       --          --
                                           =====   =====   ======   =========

                                    MONTH     MONTH     MONTH   MONTH   MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY   FEBRUARY   MARCH   APRIL    MAY
-----------------------------      -------   --------   -----   -----   ------
1. Floyd, Isgur, Rios & Warlich         --         --      --      --   15,104
2. Strategic Capital Corporation        --         --      --      --    3,728
3.                                      --         --      --      --        0
4.                                      --         --      --      --        0
5.                                      --         --      --      --        0
6.                                      --         --      --      --        0
                                   -------   --------   -----   -----   ------
TOTAL PROFESSIONALS (MOR-1)             --         --      --      --   18,832
                                   =======   ========   =====   =====   ======

                                    MONTH      MONTH      MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE        JUNE       JULY      AUGUST    SEPTEMBER
-----------------------------      --------   --------   --------   ---------
1. Floyd, Isgur, Rios & Warlich      770.40         --     917.20    2,856.00
2. Strategic Capital Corporation   2,456.00   2,380.00   1,148.00      854.00
3.                                       --         --         --          --
4.                                       --         --         --          --
5.                                       --         --         --          --
6.                                       --         --         --          --
                                   --------   --------   --------   ---------
TOTAL PROFESSIONALS (MOR-1)        3,226.40   2,380.00   2,065.20    3,710.00
                                   ========   ========   ========   =========

                   MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  ASSOCIATED RETAILERS GROUP, INC.                        PETITION DATE: JANUARY 11, 2001

                                                                                   CASE NUMBER: 01-80024-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----
            MONTH                         JANUARY       FEBRUARY        MARCH         APRIL         MAY
            -----                        ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                             81,655         1,025            --           300       315,496
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (94,639)   (7,215,333)       (3,668)      (93,941)   (1,405,766)
NET INCOME (LOSS) (MOR-6)                   (95,953)   (7,338,790)     (145,412)      (91,710)   (1,404,029)
PAYMENTS TO INSIDERS (MOR-9)                  2,769         6,999         9,424         6,503         6,301
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --         1,764         4,839         7,428
TOTAL DISBURSEMENTS (MOR-8)                   1,846        50,637        54,782        52,942        48,002

            MONTH                           JUNE          JULY         AUGUST      SEPTEMBER
            -----                        ----------    ----------    ----------    ----------
REVENUES (MOR-6)                                 --            --            --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (124,326)      (72,664)      (80,916)       71,011
NET INCOME (LOSS) (MOR-6)                  (123,349)      (71,102)      (79,969)       70,956
PAYMENTS TO INSIDERS (MOR-9)                 10,073            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)             5,703         2,141         1,278           812
TOTAL DISBURSEMENTS (MOR-8)                  22,027        27,526        36,121         9,302

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                        EXP.
                                                        DATE
                                                        ----
CASUALTY                        YES (X)  NO ( )       06/30/02
LIABILITY                       YES (X)  NO ( )       06/30/02
VEHICLE                         YES (X)  NO ( )       06/30/02
WORKER'S                        YES (X)  NO ( )       05/31/02
OTHER - DIRECTOR/OFFICER        YES (X)  NO ( )       01/23/02


--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                   YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                 YES    NO

Have any pre-petition liabilities been paid?                                YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?              YES    NO

Were any assets disposed of outside the normal course of business?          YES    NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                        YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED     /s/ CRAIG A. REYNOLDS
                                          -------------------------------------
                                     TITLE     Vice President of Finance
                                          -------------------------------------
        MOR-1

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.         CASE NUMBER: 01-80024-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                          MONTH         MONTH       MONTH        MONTH         MONTH
        ASSETS                            FILING DATE*   JANUARY      FEBRUARY      MARCH        APRIL          MAY
        ------                            ------------  ---------    ---------    ---------    ---------     ---------
CURRENT ASSETS
    Cash                                       4,460       41,645        2,174      119,381        7,147        16,740
    Accounts Receivable, Net                 209,026      136,454       99,678       62,633      (59,780)           --
    Inventory: Lower of Cost or Market            --           --           --           --           --            --
    Prepaid Expenses                          24,438       24,438       24,438       24,438       24,438            --
    Investments                                   --           --           --           --           --            --
    Other                                         --           --           --           --           --            --
                                           ---------    ---------    ---------    ---------    ---------     ---------
TOTAL CURRENT ASSETS                         237,924      202,537      126,290      206,453      (28,195)       16,740
                                           =========    =========    =========    =========    =========     =========
PROPERTY, PLANT & EQUIP, @ COST            9,249,932    9,249,932    9,249,932    9,176,432    8,662,538     8,052,395
Less Accumulated Depreciation              2,980,886    3,106,079    3,231,273    3,356,549    3,274,536     3,129,629
Less Reserve for Impairment                                          5,242,353    5,242,353    4,684,897     4,922,765
                                           ---------    ---------    ---------    ---------    ---------     ---------
Net Book Value of PP & E                   6,269,046    6,143,853      776,306      577,530      703,106            --
                                           =========    =========    =========    =========    =========     =========
OTHER ASSETS:
    1.  Tax Deposits                              --           --           --           --           --            --
    2.  Investments in Subs                       --           --           --           --           --            --
    3.  Deposits                               8,103        8,103           --           --           --            --
    4.  Interests in Insurance Policies           --           --           --           --           --            --
    5.  Note Receivable                      342,699      332,771      182,969      182,637      167,007       160,145
    6.  Deferred Tax Asset                   789,050      789,050      789,050      789,050      789,050            --
    7.  Goodwill                           1,709,404    1,702,605           --           --           --            --
    8.  Other Assets                         154,350      151,800           --           --           --            --
    9.  Intercompany                              --           --           --        1,117      113,034        89,393
                                           ---------    ---------    ---------    ---------    ---------     ---------
       TOTAL ASSETS                        9,510,577    9,330,719    1,874,615    1,756,788    1,744,001       266,278
                                           =========    =========    =========    =========    =========     =========

                                             MONTH        MONTH        MONTH         MONTH
        ASSETS                               JUNE         JULY        AUGUST       SEPTEMBER
        ------                             ---------    ---------    ---------     ---------
CURRENT ASSETS
    Cash                                      49,785      153,470      141,133       129,815
    Accounts Receivable, Net                      --           --           --            --
    Inventory: Lower of Cost or Market            --           --           --            --
    Prepaid Expenses                              --           --           --            --
    Investments                                   --           --           --            --
    Other                                         --           --           --            --
                                           ---------    ---------    ---------     ---------
TOTAL CURRENT ASSETS                          49,785      153,470      141,133       129,815
                                           =========    =========    =========     =========
PROPERTY, PLANT & EQUIP, @ COST            7,968,204    7,968,204    7,968,204     7,849,348
Less Accumulated Depreciation              3,208,746    3,315,669    4,752,561     3,476,544
Less Reserve for Impairment                4,759,458    4,652,535    4,545,623     4,372,805
                                           ---------    ---------    ---------     ---------
Net Book Value of PP & E                          --           --   (1,329,980)           --
                                           =========    =========   ==========     =========
OTHER ASSETS:
    1.  Tax Deposits                              --           --           --            --
    2.  Investments in Subs                       --           --           --            --
    3.  Deposits                                  --           --           --            --
    4.  Interests in Insurance Policies           --           --           --            --
    5.  Note Receivable                      152,191      135,891      127,907       127,907
    6.  Deferred Tax Asset                        --           --           --            --
    7.  Goodwill                                  --           --           --            --
    8.  Other Assets                              --           --           --            --
    9.  Intercompany                          56,403        9,676       26,400        54,491
                                           ---------    ---------   ----------     ---------
       TOTAL ASSETS                          258,378      299,037   (1,034,540)      312,212
                                           =========    =========   ==========     =========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                   -----------    -----------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                        7,428        477,211        605,458        690,907        418,107
                                                       -----------    -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --             --             --
       Priority Debt                        (32,945)         2,022         15,162          7,420          7,420          7,420
       Federal Income Tax                  (198,942)      (198,942)      (198,942)      (198,942)      (198,942)            --
       FICA/Withholding                          --             --             --             --             --             --
       Unsecured Debt                       876,864        882,474        502,493        409,574        404,363        404,525
       Intercompany                       8,818,348      8,686,438      8,466,181      8,466,181      8,464,867      8,464,867
       Other                                     --             --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES         9,463,325      9,371,992      8,784,894      8,684,232      8,677,707      8,876,812
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                         9,463,325      9,379,420      9,262,105      9,289,690      9,368,614      9,294,919
                                        ===========    ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --
       Common Stock                           5,000          5,000          5,000          5,000          5,000          5,000
ADDITIONAL PAID-IN CAPITAL                   95,000         95,000         95,000         95,000         95,000         95,000
RETAINED EARNINGS: Filing Date              (52,748)       (52,748)       (52,748)       (52,748)       (52,748)       (52,748)
RETAINED EARNINGS: Post Filing Date              --        (95,953)    (7,434,743)    (7,580,155)    (7,671,865)    (9,075,894)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)             47,252        (48,701)    (7,387,490)    (7,532,903)    (7,624,613)    (9,028,641)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            9,510,577      9,330,719      1,874,615      1,756,788      1,744,001        266,278
                                        ===========    ===========    ===========    ===========    ===========    ===========

LIABILITIES & OWNER'S                      MONTH          MONTH          MONTH          MONTH
EQUITY                                      JUNE           JULY          AUGUST       SEPTEMBER
---------------------                   -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)       533,557        646,295        725,167        670,741
                                        -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --
       Priority Debt                         21,469         21,469         21,469         21,469
       Federal Income Tax                        --             --             --             --
       FICA/Withholding                          --             --             --             --
       Unsecured Debt                       390,476        389,498        386,998        387,240
       Intercompany                       8,464,867      8,464,867      8,464,867      8,464,867
       Other                                     --             --             --             --
                                        -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES         8,876,812      8,875,834      8,873,334      8,873,576
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES                         9,410,369      9,522,129      9,598,501      9,544,317
                                        ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                           5,000          5,000          5,000          5,000
ADDITIONAL PAID-IN CAPITAL                   95,000         95,000         95,000         95,000
RETAINED EARNINGS: Filing Date              (52,748)       (52,748)       (52,748)       (52,748)
RETAINED EARNINGS: Post Filing Date      (9,199,242)    (9,270,344)    (9,270,344)    (9,270,344)
                                        -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (9,151,990)    (9,223,092)   (10,633,041)    (9,232,104)
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                              258,378        299,037     (1,034,540)       312,212
                                        ===========    ===========    ===========    ===========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                             MONTH       MONTH        MONTH         MONTH         MONTH
                                            JANUARY     FEBRUARY      MARCH         APRIL          MAY
                                          ----------   ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                           400      460,875      603,182      691,836       418,757
                                          ----------   ----------   ----------   ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                     1,225        1,986        2,276          949         1,348
     State Payroll & Sales                        --           --           --           --            --
     Ad Valorem Taxes                            567           --           --           --            --
     Other Taxes                                  --           --           --           --            --
                                          ----------   ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                            1,792        1,986        2,276          949         1,348
                                          ==========   ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION                        --           --           --           --            --
ACCRUED INTEREST PAYABLE                          --           --           --           --            --
* ACCRUED PROFESSIONAL FEES                       --           --           --           --            --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                           5,236       14,350           --                         --
     2. Salaries                                  --           --           --       (1,878)       (1,998)
     3.                                           --           --           --           --            --
                                          ----------   ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)        7,428      477,211      605,458      690,907       418,107
                                          ==========   ==========   ==========   ==========    ==========
                                             MONTH        MONTH       MONTH          MONTH
                                             JUNE         JULY        AUGUST       SEPTEMBER
                                          ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                       532,209      644,653      723,822       669,706
                                          ----------   ----------   ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                     1,348        1,642        1,958         1,648
     State Payroll & Sales                        --           --           --            --
     Ad Valorem Taxes                             --           --           --            --
     Other Taxes                                  --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                            1,348        1,642        1,958         1,648
                                          ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION                        --           --           --            --
ACCRUED INTEREST PAYABLE                          --           --           --            --
* ACCRUED PROFESSIONAL FEES                       --           --           --            --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                              --           --           --            --
     2. Salaries                                  --           --         (613)         (613)
     3                                            --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      533,557      646,295      725,167       670,741
                                          ==========   ==========   ==========    ==========

* Payment Requires Court Approval.


         MOR-4

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                        AD-VALOREM,
    DAYS           TOTAL      TRADE ACCTS    FED TAXES    STATE TAXES   OTHER TAXES      OTHER
-----------     -----------   -----------   -----------   -----------   -----------   -----------
 0-30               670,741     669,706        1,648            --             --         (613)
31-60                    --          --           --            --             --           --
61-90                    --          --           --            --             --           --
91 +                     --          --           --            --             --           --
TOTAL               670,741     669,706        1,648            --             --         (613)


                          AGING OF ACCOUNTS RECEIVABLE


   MONTH          JANUARY      FEBRUARY      MARCH         APRIL         MAY
----------       ----------   ----------   ----------   ----------   ----------
 0-30 DAYS           35,324           --           --           --           --
31-60 DAYS          338,799           --           --           --           --
61-90 DAYS            4,382           --           --           --           --
91 + DAYS          (242,050)      99,678       62,633      (59,780)          --
TOTAL               136,454       99,678       62,633      (59,780)          --

   MONTH            JUNE         JULY        AUGUST       SEPTEMBER
----------       ----------   ----------   ----------    ----------
 0-30 DAYS               --           --           --            --
31-60 DAYS               --           --           --            --
61-90 DAYS               --           --           --            --
91 + DAYS                --           --           --            --
TOTAL                    --           --           --            --


        MOR-5

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11


                           STATEMENT OF INCOME (LOSS)


                  MONTH                JANUARY       FEBRUARY       MARCH         APRIL           MAY
                  -----               ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                          81,655         1,025             0           300       315,496
TOTAL COST OF REVENUES                  (142,931)           --      (127,977)           --            --
GROSS PROFIT                             (61,276)        1,025      (127,977)          300       315,496
OPERATING EXPENSES:
       Selling & Marketing                17,562       279,579         1,870        66,650        70,783
       General & Administrative           13,032            --        10,459         6,923         2,400
       Insiders Compensation               2,769         6,999         9,424         6,503         6,301
       Professional Fees                      --            --         1,590        16,084           413
       Impairment of Assets                          6,929,780      (147,653)       (1,919)    1,641,365
       Other (attach list)                    --            --            --            --            --

                                      ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                  33,363     7,216,358      (124,310)       94,241     1,721,262
                                      ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)      (94,639)   (7,215,333)       (3,667)      (93,941)   (1,405,766)
                                      ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                           1,314            --        16,468            --            --
DEPRECIATION                                  --       125,194       125,276            --            --
OTHER (INCOME) EXPENSE *                      --        (1,737)           --        (2,231)       (1,737)
OTHER ITEMS **                                --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS              1,314       123,457       141,744        (2,231)       (1,737)
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                  (95,953)   (7,338,790)     (145,411)      (91,710)   (1,404,029)
                                      ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                          --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                (95,953)   (7,338,790)     (145,411)      (91,710)   (1,404,029)
                                      ==========    ==========    ==========    ==========    ==========

                  MONTH                  JUNE         JULY          AUGUST      SEPTEMBER    FILING TO DATE
                  -----               ----------    ----------    ----------    ----------   --------------
REVENUES (MOR-1)                              --            --            --            --       316,821
TOTAL COST OF REVENUES                        --            --            --            --      (127,977)
GROSS PROFIT                                  --            --            --            --       188,844
OPERATING EXPENSES:
       Selling & Marketing               116,304        70,955        80,916       (72,684)      687,057
       General & Administrative            1,193          (389)           --            --        20,585
       Insiders Compensation              10,265                                                  39,493
       Professional Fees                   8,564         2,098            --            --        28,749
       Impairment of Assets              (12,000)                                    1,673     8,411,246
       Other (attach list)                                                                            --
                                                                                                      --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                 124,326        72,664        80,916       (71,011)    9,187,129
                                      ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (124,326)      (72,664)      (80,916)       71,011    (8,998,285)
                                      ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                              --        (1,562)         (947)           --        13,959
DEPRECIATION                                  --            --            --            --       250,470
OTHER (INCOME) EXPENSE *                    (977)                                       55        (6,682)
OTHER ITEMS **                                                                                        --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS               (977)       (1,562)         (947)           55       257,747
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                 (123,349)      (71,102)      (79,969)       70,956    (9,256,032)
                                      ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                          --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)               (123,349)      (71,102)      (79,969)       70,956    (9,256,032)
                                      ==========    ==========    ==========    ==========    ==========


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


                          MOR-6

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11

                                                            MONTH        MONTH          MONTH         MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY       FEBRUARY        MARCH         APRIL          MAY
-------------------------------                          ----------    ----------    ----------    ----------     ----------
 1.  CASH - BEGINNING OF MONTH                                4,460        41,645         2,174       119,381          7,147
RECEIPTS:
 2.  CASH SALES                                                  --                          --            --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --        11,166         5,065        11,635         25,011
 4.  LOANS & ADVANCES (ATTACH LIST)                              --                          --            --            --
 5.  SALE OF ASSETS                                              --                     100,000            --            --
 6.  CUSTOMER DEPOSITS                                       39,031                          --            --            --
 7.  INTERCOMPANY                                                --                      66,924            --        32,584
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL RECEIPTS                                               39,031        11,166       171,989        11,635         57,595
                                                         ==========    ==========    ==========    ==========     ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                 --
 9.  PAYROLL TAXES PAID                                          --                                       464
10.  SALES, USE & OTHER TAXES PAID                               --
11.  SECURED / RENTAL / LEASES                                   --        45,430        47,491        38,780         36,890
12.  UTILITIES                                                   --           152         1,402           633            799
13.  INSURANCE                                                1,637         1,635         1,980         1,640          1,853
14.  INVENTORY PURCHASES                                         --
15.  VEHICLE EXPENSES                                           129         1,204           807           612            670
16.  TRAVEL ENTERTAINMENT                                        --           220                         460
17.  REPAIRS, MAINTENANCE & SUPPLIES                             --                         800            93             35
18.  ADMINISTRATIVE & SELLING                                    80         1,995           538         4,672             77
19.  INTERCOMPANY                                                --                                    70,927
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                           1,846        50,637        53,018       118,280         40,324
                                                         ==========    ==========    ==========    ==========     ==========
20.  PROFESSIONAL FEES                                           --                       1,764         4,839          7,428
21.  U.S. TRUSTEE FEES                                           --                          --           750            250
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --                                        --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS                                           1,846        50,637        54,782       123,869         48,002
                                                         ==========    ==========    ==========    ==========     ==========
23.  NET CASH FLOW                                           37,185       (39,471)      117,207      (112,234)         9,593
                                                         ----------    ----------    ----------    ----------     ----------
24.  CASH - END OF MONTH (MOR-2)                             41,645         2,174       119,381         7,147         16,740
                                                         ==========    ==========    ==========    ==========     ==========

                                                           MONTH         MONTH         MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JUNE          JULY         AUGUST       SEPTEMBER        DATE
-------------------------------                          ----------    ----------    ----------     ----------     ----------
 1.  CASH - BEGINNING OF MONTH                               16,740        49,786       153,471        141,131          4,460
RECEIPTS:
 2.  CASH SALES                                                  --            --            --            --             --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                       34,960        84,484        20,003         26,075        218,400
 4.  LOANS & ADVANCES (ATTACH LIST)                              --            --            --            --             --
 5.  SALE OF ASSETS                                              --            --            --            --        100,000
 6.  CUSTOMER DEPOSITS                                           --            --            --            --         39,031
 7.  INTERCOMPANY                                            20,112        46,727         3,779            --        170,126
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL RECEIPTS                                               55,072       131,211        23,782         26,075        527,556
                                                         ==========    ==========    ==========     ==========     ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*                                                                      --
DISBURSEMENTS:
 8.  NET PAYROLL                                                            2,272            --          1,958          4,230
 9.  PAYROLL TAXES PAID                                                         9            --            927          1,400
10.  SALES, USE & OTHER TAXES PAID                                                           --             55             55
11.  SECURED / RENTAL / LEASES                               11,723        16,180        27,691             --        224,185
12.  UTILITIES                                                  564           544           626             --          4,720
13.  INSURANCE                                                2,131           751           751            751         13,129
14.  INVENTORY PURCHASES                                         --            --            --             --             --
15.  VEHICLE EXPENSES                                            70           158            --             --          3,650
16.  TRAVEL ENTERTAINMENT                                        --            --            --             --            681
17.  REPAIRS, MAINTENANCE & SUPPLIES                             35         2,035         5,775          3,207         11,980
18.  ADMINISTRATIVE & SELLING                                 1,801           458            --            365          9,984
19.  INTERCOMPANY                                                --            --            --         28,089         99,016
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                          16,323        22,407        34,843         36,079        373,031
                                                         ==========    ==========    ==========     ==========     ==========
20.  PROFESSIONAL FEES                                        5,703         2,478         1,278             --         23,490
21.  U.S. TRUSTEE FEES                                                                                                  1,000
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                            2,641            --          1,312          3,953
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS                                          22,026        27,526        36,121         37,391        401,474
                                                         ==========    ==========    ==========     ==========     ==========
23.  NET CASH FLOW                                           33,046       103,685       (12,339)       (11,316)       125,355
                                                         ----------    ----------    ----------     ----------     ----------
24.  CASH - END OF MONTH (MOR-2)                             49,786       153,471       141,131        129,815        129,815
                                                         ==========    ==========    ==========     ==========     ==========

                     * applies to Individual debtor's only.

                    MOR-7

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                       Bank of America
---------                                                       ---------------
ACCOUNT NUMBER                                                    # 3755500205

ACCOUNT TYPE                                                       OPERATING          TOTAL
                                                                  -----------       ---------
BANK BALANCE                                                          129,815         129,815
DEPOSIT IN TRANSIT                                                         --              --
OUTSTANDING CHECKS                                                         --              --
                                                                  -----------       ---------
ADJUSTED BANK BALANCE                                                 129,815         129,815
                                                                  ===========       =========
BEGINNING CASH - PER BOOKS                                            141,131         141,131
RECEIPTS                                                               26,075          26,075
TRANSFERS BETWEEN ACCOUNTS                                            (28,089)        (28,089)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                     --              --
CHECKS / OTHER DISBURSEMENTS                                           (9,302)         (9,302)
                                                                  -----------       ---------
ENDING CASH - PER BOOKS                                               129,815         129,815
                                                                  ===========       =========


                          MOR-8

CASE NAME:  ASSOCIATED RETAILERS GROUP, L.P.        CASE NUMBER: 01-80024-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                       MONTH         MONTH       MONTH         MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                     JANUARY      FEBRUARY      MARCH         APRIL         MAY
---------------------------------                                     --------     --------     --------     --------     --------
1. Richard A. Carver/President Assoc Ret Hold/Salary                    2,769        6,999        9,424        6,503        6,301
2. Jackie Holland/Vice President Assoc Retailers Holdings                  --           --           --           --           --
3. Craig A. Reynolds/VP, Secretary, Director Assoc Ret Hold                --           --           --           --           --
4. Kristi E. Gross/Assistant Secretary Assoc Retailers Holdings            --           --           --           --           --
5. Ronald McCaslin/Director Assoc Retailers Holdings                       --           --           --           --           --
6. Dennis L. Jones/President, Director HSTR Retail Holdings                --           --           --           --           --
7. Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold                 --           --           --           --           --
8. Robert Grier/Secretary, Director HSTR Retail Hold                       --           --           --           --           --
9. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold            --           --           --           --           --
                                                                     --------     --------     --------     --------     --------
TOTAL INSIDERS (MOR-1)                                                  2,769        6,999        9,424        6,503        6,301
                                                                     ========     ========     ========     ========     ========

                                                                       MONTH         MONTH       MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                       JUNE         JULY        AUGUST     SEPTEMBER
---------------------------------                                     -------      -------      -------     ---------
1. Richard A. Carver/President Assoc Ret Hold/Salary                   10,073           --           --           --
2. Jackie Holland/Vice President Assoc Retailers Holdings                  --           --           --           --
3. Craig A. Reynolds/VP, Secretary, Director Assoc Ret Hold                --           --           --           --
4. Kristi E. Gross/Assistant Secretary Assoc Retailers Holdings            --           --           --           --
5. Ronald McCaslin/Director Assoc Retailers Holdings                       --           --           --           --
6. Dennis L. Jones/President, Director HSTR Retail Holdings                --           --           --           --
7. Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold                 --           --           --           --
8. Robert Grier/Secretary, Director HSTR Retail Hold                       --           --           --           --
9. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold            --           --           --           --
                                                                      -------      -------      -------     --------
TOTAL INSIDERS (MOR-1)                                                 10,073           --           --           --
                                                                      =======      =======      =======     ========

                                                                       MONTH         MONTH       MONTH         MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                                         JANUARY      FEBRUARY      MARCH         APRIL         MAY
-----------------------------                                         --------     --------     --------     --------     --------
1. Floyd, Isgur, Rios & Warlich                                            --           --        1,764        4,839        4,846
2. Strategic Capital Corporation                                           --           --           --           --        2,582
3.                                                                         --           --           --           --           --
4.                                                                         --           --           --           --           --
5.                                                                         --           --           --           --           --
6.                                                                         --           --           --           --           --
                                                                      -------      -------      -------      -------      -------
TOTAL PROFESSIONALS (MOR-1)                                                --           --        1,764        4,839        7,428
                                                                      =======      =======      =======      =======      =======

                                                                       MONTH         MONTH       MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                                           JUNE         JULY        AUGUST      SEPTEMBER
-----------------------------                                         --------     --------     --------     ---------
1. Floyd, Isgur, Rios & Warlich                                         4,313           --          312           --
2. Strategic Capital Corporation                                        1,390        2,141          966          812
3.                                                                         --           --           --           --
4.                                                                         --           --           --           --
5.                                                                         --           --           --           --
6.                                                                         --           --           --           --
                                                                      -------      -------      -------      -------
TOTAL PROFESSIONALS (MOR-1)                                             5,703        2,141        1,278          812
                                                                      =======      =======      =======      =======

                             MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  ASSOCIATED RETAILERS HOLDINGS, INC.               PETITION DATE: JANUARY 11, 2001

                                                                             CASE NUMBER: 01-80023-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER   YEAR  2001
                                            ---------         ----

             MONTH                          JANUARY       FEBRUARY       MARCH       APRIL           MAY
             -----                          -------       --------       -----       -----           ---
REVENUES (MOR-6)                                 --             --          --          --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)           --             --          --          --            --
NET INCOME (LOSS) (MOR-6)                        --             --          --          --            --
PAYMENTS TO INSIDERS (MOR-9)                     --             --          --          --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                --             --          --          --            --
TOTAL DISBURSEMENTS (MOR-8)                      --             --          --          --            --


             MONTH                           JUNE          JULY         AUGUST     SEPTEMBER
             -----                           ----          ----         ------     ---------
REVENUES (MOR-6)                               --            --             --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)         --            --             --            --
NET INCOME (LOSS) (MOR-6)                      --            --             --            --
PAYMENTS TO INSIDERS (MOR-9)                   --            --             --            --
PAYMENTS TO PROFESSIONALS (MOR-9)              --            --             --            --
TOTAL DISBURSEMENTS (MOR-8)                    --            --             --            --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                         REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                                     EXP.
                                                                     DATE
                                                                     ----
CASUALTY                                YES (X)  NO ( )              06/30/02
LIABILITY                               YES (X)  NO ( )              06/30/02
VEHICLE                                 YES (X)  NO ( )              06/30/02
WORKER'S                                YES (X)  NO ( )              03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )              01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                             YES    NO

Are all posted-petition liabilities, including taxes, being paid within terms?        YES    NO

Have any pre-petition liabilities been paid?                                          YES    NO
If so, describe.
                 -------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?                        YES    NO

Were any assets disposed of outside the normal course of business?                    YES    NO

If so, describe.
                 --------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                  YES    NO

What is the status of your Plan of Reorganization?  PLAN OF REORGANIZATION CONFIRMED
BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION - OCTOBER 3, 2001.

                                     I certify under penalty of perjury that the following complete Monthly Operating Report
                                     (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                     SIGNED  /s/ CRAIG A. REYNOLDS
                                           -------------------------------------
                                     TITLE   Vice President of Finance
                                           -------------------------------------

         MOR-1

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.      CASE NUMBER:  01-80023-G3-11


                           COMPARATIVE BALANCE SHEETS

                 ASSETS                                   MONTH       MONTH         MONTH        MONTH        MONTH        MONTH
                 ------                   FILING DATE*   JANUARY     FEBRUARY       MARCH        APRIL         MAY          MAY
                                          ------------   -------     --------      -------      -------      -------      -------
CURRENT ASSETS
    Cash                                         --           --           --           --           --           --           --
    Accounts Receivable, Net                     --           --           --           --           --           --           --
    Inventory: Lower of Cost or Market           --           --           --           --           --           --           --
    Prepaid Expenses                             --           --           --           --           --           --           --
    Investments                                  --           --           --           --           --           --           --
    Other                                        --           --           --           --           --           --           --
                                            -------      -------      -------      -------      -------      -------      -------
TOTAL CURRENT ASSETS                             --           --           --           --           --           --           --
                                            =======      =======      =======      =======      =======      =======      =======
PROPERTY, PLANT&EQUIP, @ COST                    --           --           --           --           --           --           --
Less Accumulated Depreciation                    --           --           --           --           --           --           --
                                            -------      -------      -------      -------      -------      -------      -------
Net Book Value of PP & E                         --           --           --           --           --           --           --
                                            =======      =======      =======      =======      =======      =======      =======
OTHER ASSETS:                                    --           --           --           --           --           --           --
    1.  Tax Deposits                             --           --           --           --           --           --           --
    2.  Investments in Subs                 (14,549)     (14,549)     (14,549)     (14,549)     (14,549)     (14,549)     (14,549)
    3.  Deposits                                 --           --           --           --           --           --           --
    4.  Interests in Insurance Policies          --           --           --           --           --           --           --
    5.  Note Receivable                          --           --           --           --           --           --           --
    6.  Deferred Comp. Plan Assets               --           --           --           --           --           --           --
                                            -------      -------      -------      -------      -------      -------      -------
       TOTAL ASSETS                         (14,549)     (14,549)     (14,549)     (14,549)     (14,549)     (14,549)     (14,549)
                                            =======      =======      =======      =======      =======      =======      =======


                 ASSETS                       MONTH        MONTH        MONTH
                 ------                        JULY        AUGUST      SEPTEMBER
                                              -------      -------     ---------
CURRENT ASSETS
    Cash                                           --           --           --
    Accounts Receivable, Net                       --           --           --
    Inventory: Lower of Cost or Market             --           --           --
    Prepaid Expenses                               --           --           --
    Investments                                    --           --           --
    Other                                          --           --           --
                                              -------      -------      -------
TOTAL CURRENT ASSETS                               --           --           --
                                              =======      =======      =======
PROPERTY, PLANT&EQUIP, @ COST                      --           --           --
Less Accumulated Depreciation                      --           --           --
                                              -------      -------      -------
Net Book Value of PP & E                           --           --           --
                                              =======      =======      =======
OTHER ASSETS:                                      --           --           --
    1.  Tax Deposits                               --           --           --
    2.  Investments in Subs                   (14,549)     (14,549)     (91,520)
    3.  Deposits                                   --           --           --
    4.  Interests in Insurance Policies            --           --           --
    5.  Note Receivable                            --           --           --
    6.  Deferred Comp. Plan Assets                 --           --           --
                                              -------      -------      -------
       TOTAL ASSETS                           (14,549)     (14,549)     (91,520)
                                              =======      =======      =======

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME:  ASSOCIATED RETAILERS HOLDINGS, INC.      CASE NUMBER: 01-80023-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH         MONTH         MONTH         MONTH         MONTH
EQUITY                                  FILING DATE*    JANUARY       FEBRUARY       MARCH         APRIL          MAY
---------------------                   ------------    --------      --------      --------      --------      --------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                         --            --            --            --            --
                                          --------      --------      --------      --------      --------      --------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED                  --            --            --            --            --            --
       PRIORITY DEBT                            --            --            --            --            --            --
       FEDERAL INCOME TAX                       --            --            --            --            --            --
       FICA/WITHHOLDING                         --            --            --            --            --            --
       UNSECURED DEBT                           --            --            --            --            --            --
       INTERCOMPANY                         20,348        20,348        20,348        20,348        20,348        20,348
       OTHER                                    --            --            --            --            --            --
                                          --------      --------      --------      --------      --------      --------
   TOTAL PRE-PETITION LIABILITIES           20,348        20,348        20,348        20,348        20,348        20,348
                                          --------      --------      --------      --------      --------      --------
TOTAL LIABILITIES                           20,348        20,348        20,348        20,348        20,348        20,348
                                          ========      ========      ========      ========      ========      ========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                          --            --            --            --            --            --
       COMMON STOCK                             --            --            --            --            --            --
ADDITIONAL PAID-IN CAPITAL                      --            --            --            --            --            --
EQUITY IN CONS SUBS                           (675)         (675)         (675)         (675)         (675)         (675)
RETAINED EARNINGS: FILING DATE             (34,223)      (34,223)      (34,223)      (34,223)      (34,223)      (34,223)
RETAINED EARNINGS: POST FILING DATE             --            --            --            --            --            --
                                          --------      --------      --------      --------      --------      --------
TOTAL OWNER'S EQUITY (NET WORTH)           (34,898)      (34,898)      (34,898)      (34,898)      (34,898)      (34,898)
                                          --------      --------      --------      --------      --------      --------
TOTAL LIABILITIES &
OWNER'S EQUITY                             (14,549)      (14,549)      (14,549)      (14,549)      (14,549)      (14,549)
                                          ========      ========      ========      ========      ========      ========


LIABILITIES & OWNER'S                         MONTH         MONTH         MONTH         MONTH
EQUITY                                         MAY           JULY         AUGUST       SEPTEMBER
---------------------                        --------      --------      --------      ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)              --            --            --            --
                                             --------      --------      --------      --------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED                     --            --            --            --
       PRIORITY DEBT                               --            --            --            --
       FEDERAL INCOME TAX                          --            --            --            --
       FICA/WITHHOLDING                            --            --            --            --
       UNSECURED DEBT                              --            --            --            --
       INTERCOMPANY                            20,348        20,348        20,348        20,348
       OTHER                                       --            --            --            --
                                             --------      --------      --------      --------
   TOTAL PRE-PETITION LIABILITIES              20,348        20,348        20,348        20,348
                                             --------      --------      --------      --------
TOTAL LIABILITIES                              20,348        20,348        20,348        20,348
                                             ========      ========      ========      ========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                             --            --            --            --
       COMMON STOCK                                --            --            --            --
ADDITIONAL PAID-IN CAPITAL                         --            --            --            --
EQUITY IN CONS SUBS                              (675)         (675)         (675)         (675)
RETAINED EARNINGS: FILING DATE                (34,223)      (34,223)      (34,223)     (111,193)
RETAINED EARNINGS: POST FILING DATE                --            --            --            --
                                             --------      --------      --------      --------
TOTAL OWNER'S EQUITY (NET WORTH)              (34,898)      (34,898)      (34,898)     (111,868)
                                             --------      --------      --------      --------
TOTAL LIABILITIES &
OWNER'S EQUITY                                (14,549)      (14,549)      (14,549)      (91,520)
                                             ========      ========      ========      ========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH      MONTH       MONTH     MONTH     MONTH     MONTH
                                             JANUARY    FEBRUARY     MARCH     APRIL      MAY      JUNE
                                             -------    --------     -----     -----     -----     -----
TRADE ACCOUNTS PAYABLE
TAX PAYABLE                                       --          --        --        --        --        --
     FEDERAL PAYROLL TAXES                        --          --        --        --        --        --
     STATE PAYROLL & SALES                        --          --        --        --        --        --
      AD VALOREM TAXES                            --          --        --        --        --        --
     OTHER TAXES                                  --          --        --        --        --        --
                                             -------    --------     -----     -----     -----     -----
TOTAL TAXES PAYABLE                               --          --        --        --        --        --
SECURED DEBT POST-PETITION                        --          --        --        --        --        --
ACCRUED INTEREST PAYABLE                          --          --        --        --        --        --
* ACCRUED PROFESSIONAL FEES                       --          --        --        --        --        --
OTHER ACCRUED LIABILITIES:                        --          --        --        --        --        --
     1.                                           --          --        --        --        --        --
     2.                                           --          --        --        --        --        --
     3.                                           --          --        --        --        --        --
                                             -------    --------     -----     -----     -----     -----
TOTAL POST-PETITION LIABILITIES (MOR-3)           --          --        --        --        --        --
                                             =======    ========     =====     =====     =====     =====

                                               MONTH       MONTH       MONTH
                                               JULY       AUGUST     SEPTEMBER
                                               -----      ------     ---------
TRADE ACCOUNTS PAYABLE
TAX PAYABLE                                       --          --            --
     FEDERAL PAYROLL TAXES                        --          --            --
     STATE PAYROLL & SALES                        --          --            --
      AD VALOREM TAXES                            --          --            --
     OTHER TAXES                                  --          --            --
                                               -----      ------     ---------
TOTAL TAXES PAYABLE                               --          --            --
                                               =====      ======     =========
SECURED DEBT POST-PETITION                        --          --            --
ACCRUED INTEREST PAYABLE                          --          --            --
* ACCRUED PROFESSIONAL FEES                       --          --            --
OTHER ACCRUED LIABILITIES:                        --          --            --
     1.                                           --          --            --
     2.                                           --          --            --
     3.                                           --          --            --
                                               -----      ------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)           --          --            --
                                               =====      ======     =========

* Payment Requires Court Approval.

         MOR-4

CASE NAME:  ASSOCIATED RETAILERS HOLDINGS, INC.      CASE NUMBER: 01-80023-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                                       AD-VALOREM,
         DAYS         TOTAL       TRADE ACCTS         FED TAXES       STATE TAXES      OTHER TAXES        OTHER
         ----         -----       -----------         ---------       -----------      -----------        -----
 0-30                    --                --                --                --               --           --
31-60
61-90
91 +
TOTAL                    --                --                --                --               --           --

                          AGING OF ACCOUNTS RECEIVABLE

        MONTH               JANUARY      FEBRUARY       MARCH        APRIL         MAY
        -----               -------      --------       -----        -----         ---
 0-30 DAYS                       --            --          --           --          --
31-60 DAYS                       --            --          --           --          --
61-90 DAYS                       --            --          --           --          --
91 + DAYS                        --            --          --           --          --
TOTAL                            --            --          --           --          --


        MONTH                JUNE        JULY      AUGUST    SEPTEMBER
        -----                ----        ----      ------    ---------
 0-30 DAYS                     --          --          --           --
31-60 DAYS                     --          --          --           --
61-90 DAYS                     --          --          --           --
91 + DAYS                      --          --          --           --
TOTAL                          --          --          --           --

        MOR-5

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11

                           STATEMENT OF INCOME (LOSS)

             MONTH                      JANUARY   FEBRUARY    MARCH    APRIL      MAY
             -----                      -------   --------    -----    -----      ---
REVENUES (MOR-1)                             --         --       --       --       --
TOTAL COST OF REVENUES                       --         --       --       --       --
GROSS PROFIT                                 --         --       --       --       --
OPERATING EXPENSES
       Selling & Marketing                   --         --       --       --       --
       General & Administrative              --         --       --       --       --
       Insiders Compensation                 --         --       --       --       --
       Professional Fees                     --         --       --       --       --
       Other (attach list)                   --         --       --       --       --
                                        -------   --------    -----    -----      ---
TOTAL OPERATING EXPENSES                     --         --       --       --       --
                                        =======   ========    =====    =====      ===
INCOME BEFORE INT, DEPR/TAX (MOR-1)          --         --       --       --       --
                                        =======   ========    =====    =====      ===
INTEREST EXPENSE                             --         --       --       --       --
DEPRECIATION                                 --         --       --       --       --
OTHER (INCOME) EXPENSE *                     --         --       --       --       --
OTHER ITEMS **                               --         --       --       --       --
                                        -------   --------    -----    -----      ---
TOTAL INT, DEPR & OTHER ITEMS                --         --       --       --       --
                                        -------   --------    -----    -----      ---
NET INCOME BEFORE TAXES                      --         --       --       --       --
                                        =======   ========    =====    =====      ===
FEDERAL INCOME TAXES                         --         --       --       --       --
                                        -------   --------    -----    -----      ---
NET INCOME (LOSS) (MOR-1)                    --         --       --       --       --
                                        =======   ========    =====    =====      ===


             MONTH                       JUNE     JULY   AUGUST    SEPTEMBER
             -----                       ----     ----   ------    ---------
REVENUES (MOR-1)                           --       --       --           --
TOTAL COST OF REVENUES                     --       --       --           --
GROSS PROFIT                               --       --       --           --
OPERATING EXPENSES
       Selling & Marketing                 --       --       --           --
       General & Administrative            --       --       --           --
       Insiders Compensation               --       --       --           --
       Professional Fees                   --       --       --           --
       Other (attach list)                 --       --       --           --
                                         ----     ----   ------    ---------
TOTAL OPERATING EXPENSES                   --       --       --           --
                                         ====     ====   ======    =========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        --       --       --           --
                                         ====     ====   ======    =========
INTEREST EXPENSE                           --       --       --           --
DEPRECIATION                               --       --       --           --
OTHER (INCOME) EXPENSE *                   --       --       --           --
OTHER ITEMS **                             --       --       --           --
                                         ----     ----   ------    ---------
TOTAL INT, DEPR & OTHER ITEMS              --       --       --           --
                                         ----     ----   ------    ---------
NET INCOME BEFORE TAXES                    --       --       --           --
                                         ====     ====   ======    =========
FEDERAL INCOME TAXES                       --       --       --           --
                                         ----     ----   ------    ---------
NET INCOME (LOSS) (MOR-1)                  --       --       --           --
                                         ====     ====   ======    =========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

        MOR-6

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11

                                                            MONTH       MONTH         MONTH      MONTH       MONTH
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY     FEBRUARY       MARCH      APRIL        MAY
-------------------------------                            -------     --------       -----      -----       -----
  1.  CASH - BEGINNING OF MONTH                                 --           --          --         --          --
RECEIPTS:
  2.  CASH SALES                                                --           --          --         --          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                         --           --          --         --          --
  4.  LOANS & ADVANCES (ATTACH LIST)                            --           --          --         --          --
  5.  SALE OF ASSETS                                            --           --          --         --          --
  6.  OTHER (ATTACH LIST)                                       --           --          --         --          --
                                                           -------     --------       -----      -----       -----
TOTAL RECEIPTS                                                  --           --          --         --          --
                                                           =======     ========       =====      =====       =====
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                               --           --          --         --          --
  8.  PAYROLL TAXES PAID                                        --           --          --         --          --
  9.  SALES, USE & OTHER TAXES PAID                             --           --          --         --          --
 10.  SECURED / RENTAL / LEASES                                 --           --          --         --          --
 11.  UTILITIES                                                 --           --          --         --          --
 12.  INSURANCE                                                 --           --          --         --          --
 13.  INVENTORY PURCHASES                                       --           --          --         --          --
 14.  VEHICLE EXPENSES                                          --           --          --         --          --
 15.  TRAVEL ENTERTAINMENT                                      --           --          --         --          --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                           --           --          --         --          --
 17.  ADMINISTRATIVE & SELLING                                  --           --          --         --          --
 18.  OTHER (ATTACH LIST)                                       --           --          --         --          --
                                                           -------     --------       -----      -----       -----
TOTAL DISBURSEMENTS FROM OPERATIONS                             --           --          --         --          --
                                                           =======     ========       =====      =====       =====
 19.  PROFESSIONAL FEES                                         --           --          --         --          --
 20.  U.S. TRUSTEE FEES                                         --           --          --         --          --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)               --           --          --         --          --
                                                           -------     --------       -----      -----       -----
TOTAL DISBURSEMENTS                                             --           --          --         --          --
                                                           =======     ========       =====      =====       =====
 22.  NET CASH FLOW                                             --           --          --         --          --
                                                           -------     --------       -----      -----       -----
 23.  CASH - END OF MONTH (MOR-2)                               --           --          --         --          --
                                                           =======     ========       =====      =====       =====

                                                             MONTH        MONTH      MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                              JUNE         JULY       AUGUST      SEPTEMBER
-------------------------------                              -----        -----      ------      ---------
  1.  CASH - BEGINNING OF MONTH                                 --           --          --             --
RECEIPTS:
  2.  CASH SALES                                                --           --          --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                         --           --          --             --
  4.  LOANS & ADVANCES (ATTACH LIST)                            --           --          --             --
  5.  SALE OF ASSETS                                            --           --          --             --
  6.  OTHER (ATTACH LIST)                                       --           --          --             --
                                                             -----        -----      ------      ---------
TOTAL RECEIPTS                                                  --           --          --             --
                                                             =====        =====      ======      =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                               --           --          --             --
  8.  PAYROLL TAXES PAID                                        --           --          --             --
  9.  SALES, USE & OTHER TAXES PAID                             --           --          --             --
 10.  SECURED / RENTAL / LEASES                                  --           --          --             --
 11.  UTILITIES                                                  --           --          --             --
 12.  INSURANCE                                                  --           --          --             --
 13.  INVENTORY PURCHASES                                        --           --          --             --
 14.  VEHICLE EXPENSES                                           --           --          --             --
 15.  TRAVEL ENTERTAINMENT                                       --           --          --             --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                            --           --          --             --
 17.  ADMINISTRATIVE & SELLING                                   --           --          --             --
 18.  OTHER (ATTACH LIST)                                        --           --          --             --
                                                             -----        -----      ------      ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                             --           --          --             --
                                                             =====        =====      ======      =========
 19.  PROFESSIONAL FEES                                          --           --          --             --
 20.  U.S. TRUSTEE FEES                                          --           --          --             --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --           --          --             --
                                                             -----        -----      ------      ---------
TOTAL DISBURSEMENTS                                             --           --          --             --
                                                             =====        =====      ======      =========
 22.  NET CASH FLOW                                              --           --          --             --
                                                             -----        -----      ------      ---------
 23.  CASH - END OF MONTH (MOR-2)                                --           --          --             --
                                                             =====        =====      ======      =========

                     * applies to Individual debtor's only.

        MOR-7

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME
---------
ACCOUNT NUMBER
ACCOUNT TYPE                                                                       TOTAL
                                                                                   -----
BANK BALANCE                                                                           -
DEPOSIT IN TRANSIT                                                                     -
OUTSTANDING CHECKS                                                                     -
                                                                                   -----
ADJUSTED BANK BALANCE                                                                  -
                                                                                   =====
BEGINNING CASH - PER BOOKS                                                             -
RECEIPTS                                                                               -
TRANSFERS BETWEEN ACCOUNTS                                                             -
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                                 -
CHECKS / OTHER DISBURSEMENTS                                                           -
                                                                                   -----
ENDING CASH - PER BOOKS                                                                -
                                                                                   =====

        MOR-8

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                           MONTH      MONTH     MONTH    MONTH    MONTH
INSIDERS: NAME/POSITION/COMP TYPE                         JANUARY   FEBRUARY    MARCH    APRIL     MAY
---------------------------------                         -------   --------    -----    -----    -----
1. Richard A. Carver/President                                 --         --       --       --       --
2. Jackie Holland/Vice President                               --         --       --       --       --
3. Craig A. Reynolds/Vice President, Secretary, Director       --         --       --       --       --
4. Kristi E. Gross/Assistant Secretary                         --         --       --       --       --
5. Ronald McCaslin/Director                                    --         --       --       --       --
6.                                                             --         --       --       --       --
                                                          -------   --------    -----    -----    -----
TOTAL INSIDERS (MOR--1)                                        --         --       --       --       --
                                                          =======   ========    =====    =====    =====


                                                            MONTH      MONTH   MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE                           JUNE       JULY    AUGUST   SEPTEMBER
---------------------------------                           -----      -----   ------   ---------
1. Richard A. Carver/President                                 --         --       --          --
2. Jackie Holland/Vice President                               --         --       --          --
3. Craig A. Reynolds/Vice President, Secretary, Director       --         --       --          --
4. Kristi E. Gross/Assistant Secretary                         --         --       --          --
5. Ronald McCaslin/Director                                    --         --       --          --
6.                                                             --         --       --          --
                                                            -----      -----   ------   ---------
TOTAL INSIDERS (MOR--1)                                        --         --       --          --
                                                            =====      =====   ======   =========


                                                          MONTH      MONTH     MONTH    MONTH    MONTH
PROFESSIONALS/NAME/ORDER DATE                            JANUARY   FEBRUARY    MARCH    APRIL     MAY
-----------------------------                            -------   --------    -----    -----    -----
1.                                                             --         --       --       --       --
2.                                                             --         --       --       --       --
3.                                                             --         --       --       --       --
4.                                                             --         --       --       --       --
5.                                                             --         --       --       --       --
6.                                                             --         --       --       --       --
                                                          -------   --------    -----    -----    -----
TOTAL PROFESSIONALS (MOR-1)                                    --         --       --       --       --
                                                          =======   ========    =====    =====    =====


                                                            MONTH      MONTH   MONTH    MONTH
PROFESSIONALS/NAME/ORDER DATE                               JUNE       JULY    AUGUST   AUGUST
-----------------------------                               -----      -----   ------   ------
1.                                                             --         --       --       --
2.                                                             --         --       --       --
3.                                                             --         --       --       --
4.                                                             --         --       --       --
5.                                                             --         --       --       --
6.                                                             --         --       --       --
                                                            -----      -----   ------   ------
TOTAL PROFESSIONALS (MOR-1)                                    --         --       --       --
                                                            =====      =====   ======   ======


        MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  FIRST VALUE HOMES, INC.              PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80025-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

          MONTH                              JANUARY         FEBRUARY         MARCH           APRIL          MAY
          -----                            ------------    ------------    ------------   ------------   ------------

REVENUES (MOR-6)                                546,724       1,125,516       1,076,709        886,557        989,174
INCOME BEFORE INT, DEPREC./TAX (MOR-6)         (137,907)    (17,501,956)      8,244,167      2,842,892     (5,703,621)
NET INCOME (LOSS) (MOR-6)                      (174,530)    (17,432,290)      8,106,288      2,842,892     (5,703,621)
PAYMENTS TO INSIDERS (MOR-9)                     19,385          25,486          34,080         15,302          9,489
PAYMENTS TO PROFESSIONALS (MOR-9)                    --              --              --             --             --
TOTAL DISBURSEMENTS (MOR-8)                     572,976       1,375,488       1,382,197      1,832,078      1,012,165


          MONTH                                JUNE           JULY          AUGUST       SEPTEMBER
          -----                            ------------   ------------   ------------   ------------

REVENUES (MOR-6)                                360,921        143,341        105,750             --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          254,127         32,584          7,497        (78,726)
NET INCOME (LOSS) (MOR-6)                       254,127         32,584          7,497        (84,711)
PAYMENTS TO INSIDERS (MOR-9)                     10,385          7,096          4,327          4,327
PAYMENTS TO PROFESSIONALS (MOR-9)                    --             --             --             --
TOTAL DISBURSEMENTS (MOR-8)                     424,772        121,200         84,130         56,365

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                             EXP.
                                                             DATE
                                                             ----
CASUALTY                                YES (X)  NO ( )     06/30/02
LIABILITY                               YES (X)  NO ( )     06/30/02
VEHICLE                                 YES (X)  NO ( )     06/30/02
WORKER'S                                YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                          CIRCLE ONE

Are all accounts receivable being collected within terms?                  YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                YES    NO

Have any pre-petition liabilities been paid?                               YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?             YES    NO

Were any assets disposed of outside the normal course of business?         YES    NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                       YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.


                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                          --------------------------------------
                                    TITLE   Vice President of Finance
                                          --------------------------------------

      MOR-1

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11



                           COMPARATIVE BALANCE SHEETS

                                                              MONTH           MONTH         MONTH          MONTH          MONTH
              ASSETS                        FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
              ------                        ------------   ------------   ------------   ------------   ------------   ------------

CURRENT ASSETS
    Cash                                         959,262         60,050         20,730        460,784        328,786        312,551
    Accounts Receivable, Net                     706,315        803,621        153,822        117,099        150,512             --
    Inventory: Lower of Cost or Market        15,329,578     14,905,150      2,312,674      6,708,598      7,480,939      2,832,000
    Prepaid Expenses                             451,182        447,829             --             --             --             --
    Investments                                       --             --             --             --             --             --
    Other                                        898,117        977,448        777,448        777,448        777,448         17,078
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL CURRENT ASSETS                          18,344,454     17,194,097      3,264,674      8,063,928      8,737,684      3,161,629
                                            ============   ============   ============   ============   ============   ============
PROPERTY, PLANT&EQUIP, @ COST                  7,873,589      7,875,461      7,878,249      7,634,426      7,634,426      7,634,426
Less Accumulated Depreciation                  3,219,186      3,338,481      3,365,806      3,485,782      3,485,782      3,485,782
Less Impairment of Assets                                                    4,000,000      4,148,644      4,148,644      4,148,644
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Book Value of PP & E                       4,654,402      4,536,980        512,443              0              0             --
                                            ============   ============   ============   ============   ============   ============
OTHER ASSETS:
    1.  Tax Deposits                                  --             --             --             --             --             --
    2.  Investments in Subs                           --             --             --             --             --             --
    3.  Deposits                                      --             --             --             --             --             --
    4.  Interests in Insurance Policies               --             --             --             --             --             --
    5.  Note Receivable                               --             --             --             --             --             --
    6.  Post-Petition Intercompany                    --        373,532             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
       TOTAL ASSETS                           22,998,856     22,104,609      3,777,117      8,063,928      8,737,683      3,161,628
                                            ============   ============   ============   ============   ============   ============


                                               MONTH         MONTH           MONTH          MONTH
              ASSETS                            JUNE          JULY           AUGUST       SEPTEMBER
              ------                        ------------   ------------   ------------   ------------

CURRENT ASSETS
    Cash                                         314,552        302,829        329,926        393,079
    Accounts Receivable, Net                          --             --             --             --
    Inventory: Lower of Cost or Market                --             --             --             --
    Prepaid Expenses                                  --         56,002         33,705         33,705
    Investments                                       --             --
    Other                                         17,078         17,077         17,077         17,077
                                            ------------   ------------   ------------   ------------
TOTAL CURRENT ASSETS                             331,630        375,907        380,708        443,861
                                            ============   ============   ============   ============
PROPERTY, PLANT&EQUIP, @ COST                         --             --             --             --
Less Accumulated Depreciation                         --             --             --             --
Less Impairment of Assets                             --             --             --             --
                                            ------------   ------------   ------------   ------------
Net Book Value of PP & E                              --             --             --             --
                                            ============   ============   ============   ============
OTHER ASSETS:
    1.  Tax Deposits                                  --             --             --             --
    2.  Investments in Subs                           --             --             --             --
    3.  Deposits                                      --             --             --             --
    4.  Interests in Insurance Policies               --             --             --             --
    5.  Note Receivable                               --             --             --             --
    6.  Post-Petition Intercompany                    --             --             --             --
                                            ------------   ------------   ------------   ------------
       TOTAL ASSETS                              331,629        375,907        380,708        443,861
                                            ============   ============   ============   ============

                    * Per Schedules and Statement of Affairs


     MOR-2

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                        MONTH           MONTH           MONTH            MONTH
EQUITY                                    FILING DATE*      JANUARY         FEBRUARY         MARCH            APRIL
---------------------                     ------------    ------------    ------------    ------------    ------------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                          179,041         701,839         537,990         416,462
                                                          ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured               9,611,754       9,027,677       7,541,779       6,535,042       3,815,813
       Priority Debt                           263,363         241,345           4,434              --              --
       Federal Income Tax                     (930,877)       (930,877)       (930,877)       (930,877)       (930,877)
       FICA/Withholding                             --              --              --              --              --
       Unsecured Debt                        2,403,003       2,114,270       2,256,818       1,083,408       1,750,727
       Intercompany                         20,892,924      20,888,994      19,645,789      19,733,059      19,737,359
       Other                                        --              --                              --              --
                                          ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES           32,240,167      31,341,410      28,517,944      26,420,632      24,373,022
                                          ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                           32,240,167      31,520,451      29,219,783      26,958,621      24,789,484
                                          ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                              --              --
       Common Stock                                 --              --
ADDITIONAL PAID-IN CAPITAL                   1,682,532       1,682,532       1,682,532       1,682,532       1,682,532
RETAINED EARNINGS: Filing Date             (10,923,843)    (10,923,843)    (10,923,843)    (10,923,843)    (10,923,843)
RETAINED EARNINGS: Post Filing Date                 --        (174,530)    (16,201,355)     (9,653,382)     (6,810,490)
                                          ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)            (9,241,311)     (9,415,842)    (25,442,666)    (18,894,693)    (16,051,801)
                                          ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                              22,998,856      22,104,609       3,777,117       8,063,928       8,737,683
                                          ============    ============    ============    ============    ============


LIABILITIES & OWNER'S                        MONTH           MONTH           MONTH           MONTH           MONTH
EQUITY                                        MAY             JUNE            JULY           AUGUST        SEPTEMBER
---------------------                     ------------    ------------    ------------    ------------    ------------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)          297,548          10,788          22,482             185             185
                                          ------------    ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured               2,832,352              --              --              --              --
       Priority Debt                                --              --              --              --              --
       Federal Income Tax                           --              --              --              --              --
       FICA/Withholding                             --              --              --              --              --
       Unsecured Debt                        2,049,789       2,084,776       2,084,776       2,084,776       2,063,218
       Intercompany                         19,737,360      19,737,360      19,737,360      19,737,360      19,737,360
       Other                                        --              --              --              --              --
                                          ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES           24,619,502      21,822,136      21,822,136      21,822,136      21,800,578
                                          ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                           24,917,050      21,832,924      21,844,618      21,822,321      21,800,763
                                          ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock
ADDITIONAL PAID-IN CAPITAL                   1,682,532       1,682,532       1,682,532       1,682,532       1,682,532
RETAINED EARNINGS: Filing Date             (10,923,843)    (10,923,843)    (10,923,843)    (10,923,843)    (10,923,843)
RETAINED EARNINGS: Post Filing Date        (12,514,111)    (12,259,984)    (12,227,399)    (12,227,399)    (12,227,399)
                                          ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)           (21,755,422)    (21,501,295)    (21,468,711)    (21,441,613)    (21,356,902)
                                          ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                               3,161,628         331,629         375,907         380,708         443,861
                                          ============    ============    ============    ============    ============

                    * Per Schedules and Statement of Affairs

      MOR-3

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH         MONTH        MONTH        MONTH       MONTH       MONTH
                                             JANUARY      FEBRUARY       MARCH        APRIL        MAY         JUNE
                                            ----------   ----------   ----------   ----------   ----------   ----------

TRADE ACCOUNTS PAYABLE                          87,643      396,147      230,515      257,064       81,250        6,490
                                            ----------   ----------   ----------   ----------   ----------   ----------

TAX PAYABLE
     Federal Payroll Taxes                      10,805       58,000       78,314       81,715           --           --
     State Payroll & Sales                          --           --           --           --           --           --
     Ad Valorem Taxes                               --           --           --           --           --           --
     Other Taxes                                    --           --           --           --           --           --
                                            ----------   ----------   ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                             10,805       58,000       78,314       81,715           --           --
                                            ==========   ==========   ==========   ==========   ==========   ==========

SECURED DEBT POST-PETITION                      80,593       80,593       80,593           --           --           --
ACCRUED INTEREST PAYABLE                            --           --           --           --           --           --
* ACCRUED PROFESSIONAL FEES                         --           --           --           --           --           --
OTHER ACCRUED LIABILITIES:                                       --           --                       --
     1. Intercompany                                --      167,099      148,568       77,683      216,298        4,297
     2                                              --           --           --
     3                                              --           --           --
                                            ----------   ----------   ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)        179,041      701,839      537,990      416,462      297,548       10,788
                                            ==========   ==========   ==========   ==========   ==========   ==========


                                              MONTH         MONTH        MONTH
                                               JULY        AUGUST      SEPTEMBER
                                            ----------   ----------   ----------

TRADE ACCOUNTS PAYABLE                              --           --           --
                                            ----------   ----------   ----------

TAX PAYABLE
     Federal Payroll Taxes                          --           --           --
     State Payroll & SALES                          --           --           --
     Ad Valorem Taxes                               --           --           --
     Other Taxes                                    --           --           --
                                            ----------   ----------   ----------
TOTAL TAXES PAYABLE                                 --           --           --
                                            ==========   ==========   ==========

SECURED DEBT POST-PETITION                          --           --           --
ACCRUED INTEREST PAYABLE                            --           --           --
* ACCRUED PROFESSIONAL FEES                         --           --           --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                            22,482          185          185
     2
     3
                                            ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         22,482          185          185
                                            ==========   ==========   ==========

* Payment Requires Court Approval.

      MOR-4

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                              AD-VALOREM,
  DAYS               TOTAL        TRADE ACCTS    FED TAXES     STATE TAXES    OTHER TAXES      OTHER
  ----            ------------    -----------   -----------    -----------    -----------   ------------

 0-30                      185             --            --             --             --            185
31-60                       --
61-90                       --
91 +                        --
TOTAL                      185             --            --             --             --            185

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH                JANUARY        FEBRUARY        MARCH        APRIL        MAY       JUNE      JULY    AUGUST   SEPTEMBER
   -----              ------------   ------------   -----------   ---------   --------   --------   ------   ------   ---------

 0-30 DAYS                      --             --            --          --         --         --       --       --          --
31-60 DAYS                      --             --            --          --         --         --       --       --          --
61-90 DAYS                      --             --            --          --         --         --       --       --          --
91 + DAYS                  803,621        153,822       117,099     150,512         --         --       --       --          --
TOTAL                      803,621        153,822       117,099     150,512         --         --       --       --          --

         MOR-5

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11

                           STATEMENT OF INCOME (LOSS)

         MONTH                             JANUARY        FEBRUARY         MARCH           APRIL            MAY
         -----                          ------------    ------------    ------------    ------------    ------------

REVENUES (MOR-1)                             546,724       1,125,516       1,076,709         886,557         989,174
TOTAL COST OF REVENUES                       692,934       1,302,177       1,208,730       1,521,774       1,082,628
GROSS PROFIT                                (146,210)       (176,661)       (132,021)       (635,217)        (93,454)
OPERATING EXPENSES:
       Selling & Marketing                   (17,935)         58,851         537,700         520,762          36,390
       General & Administrative                9,632         742,652          50,338          78,637          80,129
       Insiders Compensation                      --          25,846          34,080          15,302           9,489
       Impairment of Assets                       --      16,497,946      (8,998,306)     (4,092,810)      5,484,160
       Professional Fees                          --              --              --              --
       Other (attach list)                        --              --              --
                                        ------------    ------------    ------------    ------------    ------------
TOTAL OPERATING EXPENSES                      (8,303)     17,325,295      (8,376,188)     (3,478,109)      5,610,167
                                        ============    ============    ============    ============    ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)         (137,907)    (17,501,956)      8,244,167       2,842,892      (5,703,621)
                                        ============    ============    ============    ============    ============
INTEREST EXPENSE                              67,037         (66,100)             --              --              --
DEPRECIATION                                 123,310              --         137,879              --              --
OTHER (INCOME) EXPENSE *                        (875)         (3,567)             --              --              --
OTHER ITEMS **                                    --                                              --              --
                                        ------------    ------------    ------------    ------------    ------------
TOTAL INT, DEPR & OTHER ITEMS                189,472         (69,666)        137,879              --              --
                                        ------------    ------------    ------------    ------------    ------------
NET INCOME BEFORE TAXES                     (327,379)    (17,432,290)      8,106,288       2,842,892      (5,703,621)
                                        ============    ============    ============    ============    ============
FEDERAL INCOME TAXES                         152,849
                                        ------------    ------------    ------------    ------------    ------------
NET INCOME (LOSS) (MOR-1)                   (174,530)    (17,432,290)      8,106,288       2,842,892      (5,703,621)
                                        ============    ============    ============    ============    ============


         MONTH                              JUNE            JULY         AUGUST        SEPTEMBER      FILING TO DATE
         -----                          ------------    ------------   ------------   ------------    --------------

REVENUES (MOR-1)                             360,921         143,341        105,750             --       5,234,692
TOTAL COST OF REVENUES                       318,794         103,661         93,926             --       6,324,624
GROSS PROFIT                                  42,126          39,680         11,824             --      (1,089,932)
OPERATING EXPENSES:
       Selling & Marketing                        --              --             --                      1,135,768
       General & Administrative               81,037              --             --         74,399       1,116,825
       Insiders Compensation                  10,385           7,096          4,327          4,327         110,852
       Impairment of Assets                 (303,423)                                                    8,587,566
       Professional Fees                                                                                        --
       Other (attach list)                                                                                      --
                                        ------------    ------------   ------------   ------------    ------------
TOTAL OPERATING EXPENSES                    (212,001)          7,096          4,327         78,726      10,951,012
                                        ============    ============   ============   ============    ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)          254,127          32,584          7,497        (78,726)    (12,040,944)
                                        ============    ============   ============   ============    ============
INTEREST EXPENSE                                  --              --             --             --             938
DEPRECIATION                                      --              --             --             --         261,189
OTHER (INCOME) EXPENSE *                          --              --             --          5,985           1,543
OTHER ITEMS **                                    --              --             --             --              --
                                        ------------    ------------   ------------   ------------    ------------
TOTAL INT, DEPR & OTHER ITEMS                     --              --             --          5,985         263,670
                                        ------------    ------------   ------------   ------------    ------------
NET INCOME BEFORE TAXES                      254,127          32,584          7,497        (84,711)    (12,304,614)
                                        ============    ============   ============   ============    ============
FEDERAL INCOME TAXES                                                                                       152,849
                                        ------------    ------------   ------------   ------------    ------------
NET INCOME (LOSS) (MOR-1)                    254,127          32,584          7,497        (84,711)    (12,151,765)
                                        ============    ============   ============   ============    ============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11

                                                             MONTH          MONTH           MONTH          MONTH           MONTH
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY        FEBRUARY         MARCH          APRIL            MAY
-------------------------------                           -----------    -----------    ------------   ------------    -----------
  1.  CASH - BEGINNING OF MONTH                               959,262         60,050          20,730        460,784        328,786
RECEIPTS:
  2.  CASH SALES                                              352,188      1,145,758       2,100,267      1,709,657        989,174
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           643        505,198          14,319             --
  4.  LOANS & ADVANCES (ATTACH LIST)                               --             --                             --
  5.  SALE OF ASSETS                                               --             --         250,000             --
  6.  INTERCOMPANY                                                 --         11,844              --             --          6,756
                                                          -----------    -----------    ------------   ------------    -----------
TOTAL RECEIPTS                                                352,831      1,662,800       2,364,586      1,709,657        995,930
                                                          ===========    ===========    ============   ============    ===========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                              78,149             --              --             --
  8.  PAYROLL TAXES PAID                                           --             --              --             --
  9.  SALES, USE & OTHER TAXES PAID                                --            360             180            250             --
 10.  SECURED / RENTAL / LEASES                                    --        862,108         371,216      1,198,912        785,969
 11.  UTILITIES                                                 2,161          2,889          61,791         36,000         16,390
 12.  INSURANCE                                                 8,970             85          46,311             --             --
 13.  INVENTORY PURCHASES                                          --             --         870,944        591,107        204,834
 14.  VEHICLE EXPENSES                                          2,532          3,700           2,926          3,500          3,322
 15.  TRAVEL ENTERTAINMENT                                        886            860           2,138            810             --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                           1,495          3,606          26,691          1,500          1,650
 17.  ADMINISTRATIVE & SELLING                                256,488        509,934              --             --             --
 18.  INTERCOMPANY                                            901,361        318,578         542,334          9,577             --
 19.  OTHER (ATTACH LIST)                                          --
                                                          -----------    -----------    ------------   ------------    -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                         1,252,043      1,702,120       1,924,531      1,841,656      1,012,165
                                                          ===========    ===========    ============   ============    ===========
 20.  PROFESSIONAL FEES                                            --
 21.  U.S. TRUSTEE FEES                                            --
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --
                                                          -----------    -----------    ------------   ------------    -----------
TOTAL DISBURSEMENTS                                         1,252,043      1,702,120       1,924,531      1,841,656      1,012,165
                                                          ===========    ===========    ============   ============    ===========
 23.  NET CASH FLOW                                          (899,212)       (39,320)        440,055       (131,999)       (16,235)
                                                          -----------    -----------    ------------   ------------    -----------
 24.  CASH - END OF MONTH (MOR-2)                              60,050         20,730         460,784        328,786        312,551
                                                          ===========    ===========    ============   ============    ===========


                                                             MONTH         MONTH           MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                              JUNE           JULY           AUGUST       SEPTEMBER        DATE
-------------------------------                           -----------   ------------    ------------   ------------   ------------

  1.  CASH - BEGINNING OF MONTH                               312,551        314,552         302,829        329,925        959,262
RECEIPTS:
  2.  CASH SALES                                              360,921        143,342         105,750         78,558      6,985,614
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                          --        520,159
  4.  LOANS & ADVANCES (ATTACH LIST)                                                                             --             --
  5.  SALE OF ASSETS                                                                                             --        250,000
  6.  INTERCOMPANY                                             65,852             --           5,476         40,960        130,888
                                                          -----------   ------------    ------------   ------------   ------------
TOTAL RECEIPTS                                                426,773        143,342         111,226        119,518      7,886,661
                                                          ===========   ============    ============   ============   ============

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                                             19,089             --         97,238
  8.  PAYROLL TAXES PAID                                                                         865             --            865
  9.  SALES, USE & OTHER TAXES PAID                                                                              --            790
 10.  SECURED / RENTAL / LEASES                               245,256             --          15,367             --      3,478,827
 11.  UTILITIES                                                11,500             --          15,278             --        146,009
 12.  INSURANCE                                                    --             --           2,734             --         58,100
 13.  INVENTORY PURCHASES                                     168,016        121,200          26,341         56,365      2,038,806
 14.  VEHICLE EXPENSES                                             --             --             876             --         16,855
 15.  TRAVEL ENTERTAINMENT                                         --             --              --             --          4,695
 16.  REPAIRS, MAINTENANCE & SUPPLIES                              --             --           3,144             --         38,086
 17.  ADMINISTRATIVE & SELLING                                     --             --             436             --        766,858
 18.  INTERCOMPANY                                                 --         33,865              --             --      1,805,715
 19.  OTHER (ATTACH LIST)                                                                                         --             --
                                                          -----------   ------------    ------------   ------------   ------------
TOTAL DISBURSEMENTS FROM OPERATIONS                           424,772        155,065          84,130         56,365      8,452,845
                                                          ===========   ============    ============   ============   ============
 20.  PROFESSIONAL FEES                                                                                                          --
 21.  U.S. TRUSTEE FEES                                                                                                          --
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                                                                                --
                                                          -----------   ------------    ------------   ------------   ------------
TOTAL DISBURSEMENTS                                           424,772        155,065          84,130         56,365      8,452,845
                                                          ===========   ============    ============   ============   ============
 23.  NET CASH FLOW                                             2,001        (11,723)         27,096         63,153       (566,184)
                                                          -----------   ------------    ------------   ------------   ------------
 24.  CASH - END OF MONTH (MOR-2)                             314,552        302,829         329,925        393,079        393,079
                                                          ===========   ============    ============   ============   ============

                     * applies to Individual debtor's only
       MOR-7

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11



                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                 Bank of America   Bank of America    First Union      First Union
---------                                                 ---------------   ---------------   --------------  ---------------
ACCOUNT NUMBER                                             # 3755500056       # 658753793       # 17765056    # 2070660264971

ACCOUNT TYPE                                                 OPERATING         OPERATING         CHECKING         OPERATING
                                                          ---------------   ---------------   --------------  ---------------

BANK BALANCE                                                      393,079                --               --               --
DEPOSIT IN TRANSIT                                                     --                --               --               --
OUTSTANDING CHECKS                                                     --                --               --               --
                                                           --------------    --------------   --------------   --------------
ADJUSTED BANK BALANCE                                             393,079                --               --               --
                                                           ==============    ==============   ==============   ==============
BEGINNING CASH - PER BOOKS                                        329,926                --               --               --
RECEIPTS                                                           78,558                --               --               --
TRANSFERS BETWEEN ACCOUNTS                                         40,960                --               --               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --                --               --               --
CHECKS / OTHER DISBURSEMENTS                                      (56,365)               --               --               --
                                                           --------------    --------------   --------------   --------------
ENDING CASH - PER BOOKS                                           393,079                --               --               --
                                                           ==============    ==============   ==============   ==============


BANK NAME                                                 B First Union      First Union       Petty Cash
---------                                                 ---------------   --------------   --------------
ACCOUNT NUMBER                                                # 699969        # 1191495

ACCOUNT TYPE                                                  CHECKING         OPERATING       OTHER FUNDS        TOTAL
                                                          ---------------  ---------------   --------------   --------------

BANK BALANCE                                                           --               --               --          393,079
DEPOSIT IN TRANSIT                                                     --               --               --               --
OUTSTANDING CHECKS                                                     --               --               --               --
                                                           --------------   --------------   --------------   --------------
ADJUSTED BANK BALANCE                                                  --               --               --          393,079
                                                           ==============   ==============   ==============   ==============
BEGINNING CASH - PER BOOKS                                             --               --               --          329,926
RECEIPTS                                                               --               --               --           78,558
TRANSFERS BETWEEN ACCOUNTS                                             --               --               --           40,960
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --               --               --               --
CHECKS / OTHER DISBURSEMENTS                                           --               --               --          (56,365)
                                                           --------------   --------------   --------------   --------------
ENDING CASH - PER BOOKS                                                --               --               --          393,079
                                                           ==============   ==============   ==============   ==============


         MOR-8

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

INSIDERS: NAME/POSITION/COMP TYPE                       MONTH     MONTH      MONTH     MONTH     MONTH     MONTH
                                                       JANUARY   FEBRUARY    MARCH     APRIL      MAY       JUNE
                                                       -------   --------   -------   -------   -------   -------
1. Dennis L. Jones/President                                --         --        --        --        --        --
2. CHARLES N. CARNEY, JR./VICE PRESIDENT, DIRECTOR          --         --        --        --        --        --
3. VANESSA T. HAYES/VICE PRESIDENT                       3,635      4,846     6,058     4,846     4,846     6,058
4. STEPHEN P. PAYNE/VICE PRESIDENT                       4,500      6,000     9,252     4,100     1,181        --
5. CRAIG A. REYNOLDS/CFO, ASST SECRETARY, DIRECTOR          --         --        --        --        --        --
6. KRISTI E. GROSS/ASSISTANT SECRETARY                      --         --        --        --        --        --
7. VICKI CRAIG/ASSISTANT SECRETARY                       2,596      3,462     4,347     3,472     3,462     4,327
8. RONALD H. KRUEGER/VP TREASURER                        8,654     11,538    14,423     2,885        --        --
                                                       -------   --------   -------   -------   -------   -------

TOTAL INSIDERS (MOR-1)                                  19,385     25,846    34,080    15,302     9,489    10,385
                                                       =======   ========   =======   =======   =======   =======


INSIDERS: NAME/POSITION/COMP TYPE                      MONTH      MONTH     MONTH
                                                       JULY      AUGUST   SEPTEMBER
                                                      -------   --------  ---------
1. Dennis L. Jones/President                               --         --         --
2. CHARLES N. CARNEY, JR./VICE PRESIDENT, DIRECTOR         --         --         --
3. VANESSA T. HAYES/VICE PRESIDENT                      3,635         --         --
4. STEPHEN P. PAYNE/VICE PRESIDENT                         --         --         --
5. CRAIG A. REYNOLDS/CFO, ASST SECRETARY, DIRECTOR         --         --         --
6. KRISTI E. GROSS/ASSISTANT SECRETARY                     --         --         --
7. VICKI CRAIG/ASSISTANT SECRETARY                      3,462      4,327      4,327
8. RONALD H. KRUEGER/VP TREASURER                          --         --         --
                                                      -------   --------   --------

TOTAL INSIDERS (MOR-1)                                  7,096      4,327      4,327
                                                      =======   ========   ========


                                        MONTH       MONTH      MONTH      MONTH     MONTH      MONTH     MONTH      MONTH     MONTH
PROFESSIONALS/NAME/ORDER DATE         JANUARY     FEBRUARY     MARCH      APRIL      MAY        JUNE      JULY       JULY      JULY
-----------------------------         -------     --------     -----      -----    -------     -----     -----      -----     -----

1.                                         --           --        --         --         --        --        --         --        --
2.                                         --           --        --         --         --        --        --         --        --
3.                                         --           --        --         --         --        --        --         --        --
4.                                         --           --        --         --         --        --        --         --        --
5.                                         --           --        --         --         --        --        --         --        --
6.                                         --           --        --         --         --        --        --         --        --
                                       ------       ------    ------     ------     ------    ------    ------     ------    ------
TOTAL PROFESSIONALS (MOR-1)                --           --        --         --         --        --        --         --        --
                                       ======       ======    ======     ======     ======    ======    ======     ======    ======

     MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: GOLD MEDAL HOMES, INC.                       PETITION DATE: JANUARY 11, 2001

                                                                   CASE NUMBER: 01-80027-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH SEPTEMBER YEAR  2001
                                           ---------       ----

              MONTH                         JANUARY    FEBRUARY         MARCH         APRIL          MAY        JUNE
              -----                         ------    ----------        ------       -------       ------     --------
REVENUES (MOR-6)                                --            --            --            --           --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          --    (2,636,288)       (3,642)      106,234       39,573     (149,703)
NET INCOME (LOSS) (MOR-6)                   (3,308)   (2,649,927)       (3,642)      106,234       39,573     (149,703)
PAYMENTS TO INSIDERS (MOR-9)                    --            --            --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)               --            --            --            --           --           --
TOTAL DISBURSEMENTS (MOR-8)                  5,782            --            30         5,131           --           --


              MONTH                          JUNE        JULY           AUGUST       SEPTEMBER
              -----                        --------   ----------        ------       ---------
REVENUES (MOR-6)                                 --            --           --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (149,703)      106,395       (5,131)        (250)
NET INCOME (LOSS) (MOR-6)                  (149,703)      106,395       (5,131)      (4,500)
PAYMENTS TO INSIDERS (MOR-9)                     --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --           --           --
TOTAL DISBURSEMENTS (MOR-8)                      --            --           --           --


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                          EXP.
                                                         DATE
                                                         ----
CASUALTY                        YES (X)  NO ( )        06/30/02
LIABILITY                       YES (X)  NO ( )        06/30/02
VEHICLE                         YES (X)  NO ( )        06/30/02
WORKER'S                        YES (X)  NO ( )        03/27/02
OTHER - DIRECTOR/OFFICER        YES (X)  NO ( )        01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?               YES             NO

Are all posted-petition liabilities, including taxes,
        being paid within terms?                                        YES             NO

Have any pre-petition liabilities been paid?                            YES             NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF
PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?          YES             NO

Were any assets disposed of outside the normal course of business?      YES             NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                    YES             NO

What is the status of your Plan of Reorganization? PLAN OF
REORGANIZATION CONFIRMED BY COURT ON AUGUST 14, 2001.
EFFECTIVE DATE OF REORGANIZATION - OCTOBER 3, 2001.

                                   I certify under penalty of perjury that the following complete Monthly Operating Report
                                   (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                   SIGNED  /s/ CRAIG A. REYNOLDS
                                          ------------------------------------
                                   TITLE   Vice President of Finance
                                         -------------------------------------


         MOR-1

CASE NAME:  GOLD MEDAL HOMES, INC.                   CASE NUMBER: 01-80027-G3-11




                           COMPARATIVE BALANCE SHEETS



                                                             MONTH          MONTH          MONTH         MONTH         MONTH
         ASSETS                            FILING DATE*     JANUARY       FEBRUARY         MARCH         APRIL          MAY
         ------                            ------------     -------       --------         -----         -----          ---
CURRENT ASSETS
    Cash                                          5,782            --            --        23,970        18,839        18,839
    Accounts Receivable, Net                         --            --            --            --         5,131         5,131
    Inventory: Lower of Cost or Market               --            --            --            --            --            --
    Prepaid Expenses                             13,674        13,546            --            --            --            --
    Investments                                      --            --            --            --            --            --
    Other                                         7,725         7,537            --            --            --            --
                                              ---------     ---------     ---------       -------       -------       -------
TOTAL CURRENT ASSETS                             27,181        21,083            --        23,970        23,970        23,970
                                              =========     =========     =========       =======       =======       =======
PROPERTY, PLANT&EQUIP, @ COST                 2,454,613     2,454,613     2,454,613            --            --            --
Less Accumulated Depreciation                 1,066,501     1,075,903     1,089,542            --            --            --
Less Impairment of Assets                                                   865,071            --            --            --
                                              ---------     ---------     ---------       -------       -------       -------
Net Book Value of PP & E                      1,388,111     1,378,710       500,000            --            --            --
                                              =========     =========     =========       =======       =======       =======
OTHER ASSETS:
    1.  Tax Deposits                                 --            --            --            --            --            --
    2.  Investments in Subs                          --            --            --            --            --            --
    3.  Deposits                                     --            --            --            --            --            --
    4.  Interests in Insurance Policies              --            --            --            --            --            --
    5.  Note Receivable                              --            --            --            --            --            --
    6.  Intercompany                          1,537,952     1,577,929            --            --       100,031       100,031
    7.  Other                                   (36,117)      (36,117)      (36,117)      (36,117)      (36,117)           --
                                              ---------     ---------     ---------       -------       -------       -------
       TOTAL ASSETS                           2,917,127     2,941,604       463,883       (12,148)       87,883       124,000
                                              =========     =========     =========       =======       =======       =======


                                               MONTH        MONTH       MONTH        MONTH
                   ASSETS                      JUNE         JULY        AUGUST     SEPTEMBER
                   ------                     ------       ------       ------     ---------
CURRENT ASSETS
    Cash                                      18,839       72,901       72,901       22,901
    Accounts Receivable, Net                   5,131        5,131           --           --
    Inventory: Lower of Cost or Market            --           --           --           --
    Prepaid Expenses                              --           --           --           --
    Investments                                   --           --           --           --
    Other                                         --           --           --           --
                                              ------       ------       ------       ------
TOTAL CURRENT ASSETS                          23,970       78,032       72,901       22,901
                                              ======       ======       ======       ======

PROPERTY, PLANT&EQUIP, @ COST                     --           --           --           --
Less Accumulated Depreciation                     --           --           --           --
Less Impairment of Assets                         --           --           --           --
                                              ------       ------       ------       ------
Net Book Value of PP & E                          --           --           --           --
                                              ======       ======       ======       ======
OTHER ASSETS:
    1.  Tax Deposits                              --           --           --           --
    2.  Investments in Subs                       --           --           --           --
    3.  Deposits                                  --           --           --           --
    4.  Interests in Insurance Policies           --           --           --           --
    5.  Note Receivable                           --           --           --           --
    6.  Intercompany                              --        2,660           --           --
    7.  Other                                     --           --           --           --
                                              ------       ------       ------       ------
       TOTAL ASSETS                           23,970       80,693       72,901       22,901
                                              ======       ======       ======       ======

                    * Per Schedules and Statement of Affairs

    MOR-2

CASE NAME:  GOLD MEDAL HOMES, INC.                   CASE NUMBER: 01-80027-G3-11


                           COMPARATIVE BALANCE SHEETS



   LIABILITIES & OWNER'S                          MONTH          MONTH        MONTH         MONTH           MONTH       MONTH
   EQUITY                                      FILING DATE *    JANUARY      FEBRUARY       MARCH           APRIL        MAY
   ---------------------                       -------------   ---------    ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                             31,945         1,945         6,203            --            --
                                                               ---------    ----------    ----------    ----------    ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                     484,938       486,560       486,560         3,456         3,456            --
       Priority Debt                                 5,782            --            --            --            --            --
       Federal Income Tax                               --            --            --            --            --            --
       FICA/Withholding                                 --            --            --            --            --            --
       Unsecured Debt                                  900           900            --            --            --            --
       Intercompany                                     --            --       203,106       209,564       209,564       209,564
                                                 ---------     ---------    ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES                  491,620       487,460       689,666       213,020       213,020       209,564
                                                 ---------     ---------    ----------    ----------    ----------    ----------
TOTAL LIABILITIES                                  491,620       519,405       691,611       219,223       213,020       209,564
                                                 =========     =========    ==========    ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                  --            --
       Common Stock                              1,400,000     1,400,000     1,400,000     1,400,000     1,400,000     1,400,000
ADDITIONAL PAID-IN CAPITAL                              --            --            --            --            --            --
PARTNERS DISTRIBUTIONS                            (158,719)     (158,719)     (158,719)     (158,719)     (158,719)     (158,719)
RETAINED EARNINGS: Filing Date                   1,184,226     1,184,226     1,184,226     1,184,226     1,184,226     1,184,226
RETAINED EARNINGS: Post Filing Date                     --        (3,308)   (2,653,235)   (2,656,877)   (2,550,643)   (2,511,070)
                                                 ---------     ---------    ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)                 2,425,507     2,422,199      (227,728)     (231,370)     (125,136)      (85,563)
                                                 ---------     ---------    ----------     ---------     ---------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                   2,917,127     2,941,604       463,883       (12,148)       87,883       124,000
                                                 =========     =========    ==========    ==========     =========    ==========


   LIABILITIES & OWNER'S                          MONTH          MONTH         MONTH        MONTH
   EQUITY                                         JUNE           JULY         AUGUST      SEPTEMBER
   ---------------------                        ----------    ----------    -----------   -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)               49,672            --        (2,661)      (48,160)
                                                ----------    ----------    ----------    ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                          --            --            --            --
       Priority Debt                                    --            --            --            --
       Federal Income Tax                               --            --            --            --
       FICA/Withholding                                 --            --            --            --
       Unsecured Debt                                   --            --            --            --
       Intercompany                                209,565       209,565       209,565       209,565
                                                ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES                  209,565       209,565       209,565       209,565
                                                ----------    ----------    ----------    ----------
TOTAL LIABILITIES                                  259,237       209,565       206,904       161,406
                                                ==========    ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                              1,400,000     1,400,000     1,400,000     1,400,000
ADDITIONAL PAID-IN CAPITAL                              --            --            --            --
PARTNERS DISTRIBUTIONS                            (158,719)     (158,719)     (158,719)     (158,719)
RETAINED EARNINGS: Filing Date                   1,184,226     1,184,226     1,184,226     1,184,226
RETAINED EARNINGS: Post Filing Date             (2,660,773)   (2,554,378)   (2,554,378)   (2,554,378)
                                                ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)                  (235,267)     (128,872)     (134,003)     (138,503)
                                                ----------    ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                      23,970        80,693        72,901        22,901
                                                ==========    ==========    ==========    ==========

                    * Per Schedules and Statement of Affairs


        MOR-3

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:    01-80027-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES


                                                MONTH          MONTH        MONTH       MONTH            MONTH
                                               JANUARY        FEBRUARY      MARCH       APRIL            MAY
                                               -------        --------      ------      ------           -----
TRADE ACCOUNTS PAYABLE                              --            --            --          --              --
                                               -------        ------        ------      ------           -----
TAX PAYABLE
     Federal Payroll Taxes                          --            --            --          --              --
     State Payroll & Sales                          --            --            --          --              --
     Ad Valorem Taxes                               --            --            --          --              --
     Other Taxes                                    --            --            --          --              --
                                                ------        ------        ------      ------           -----
TOTAL TAXES PAYABLE                                 --            --            --          --              --
                                                ======        ======        ======      ======           =====
SECURED DEBT POST-PETITION                          --            --            --          --              --
ACCRUED INTEREST PAYABLE                            --            --            --          --              --
* ACCRUED PROFESSIONAL FEES                         --            --            --          --              --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                            31,945         1,945         6,203                          --
     2.                                             --            --            --          --              --
     3.                                             --            --            --          --              --
                                                ------        ------        ------      ------           -----
TOTAL POST-PETITION LIABILITIES (MOR-3)         31,945         1,945         6,203          --              --
                                                ======        ======        ======      ======           =====




                                             MONTH       MONTH       MONTH        MONTH
                                             JUNE        JULY        AUGUST     SEPTEMBER
                                            ------      ------      -------     ---------
TRADE ACCOUNTS PAYABLE                          --          --           --            --
                                            ------        ----      -------     ---------
TAX PAYABLE
     Federal Payroll Taxes                      --          --           --            --
     State Payroll & Sales                      --          --           --            --
     Ad Valorem Taxes                           --          --           --            --
     Other Taxes                                --          --           --            --
                                            ------        ----      -------     ---------
TOTAL TAXES PAYABLE                             --          --           --            --
                                            ======      ======      =======     =========
SECURED DEBT POST-PETITION                      --          --           --            --
ACCRUED INTEREST PAYABLE                        --          --           --            --
* ACCRUED PROFESSIONAL FEES                     --          --           --            --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                        49,672      (2,660)      (2,660)      (48,160)
     2.                                         --          --           --            --
     3.                                         --          --           --            --
                                            ------      ------      -------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)     49,672      (2,660)      (2,660)      (48,160)
                                            ======      ======      =======     =========


* Payment Requires Court Approval.


         MOR-4

CASE NAME:  GOLD MEDAL HOMES, INC.                 CASE NUMBER:   01-80027-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001


                                                                              AD-VALOREM,
 DAYS             TOTAL       TRADE ACCTS     FED TAXES     STATE TAXES       OTHER TAXES         OTHER
 ----           --------      -----------     ---------     -----------       ------------       -------
 0-30            (48,160)          --             --              --                --           (48,160)
31-60                 --
61-90                 --
91 +                  --
TOTAL            (48,160)          --             --              --                --           (48,160)


                          AGING OF ACCOUNTS RECEIVABLE



 MONTH         JANUARY   FEBRUARY   MARCH    APRIL      MAY
 -----         -------   --------   -----    -----      ---
 0-30 DAYS        --        --        --     5,131        --
31-60 DAYS        --        --        --               5,131
61-90 DAYS        --        --        --
91 + DAYS         --        --        --
TOTAL             --        --        --     5,131     5,131


 MONTH             JUNE      JULY       AUGUST   SEPTEMBER
 -----             ----      ----       ------   ---------
 0-30 DAYS            --        --        --        --
31-60 DAYS            --        --        --        --
61-90 DAYS         5,131                  --        --
91 + DAYS             --     5,131        --        --
TOTAL              5,131     5,131        --        --



        MOR-5

CASE NAME:  GOLD MEDAL HOMES, INC.                   CASE NUMBER: 01-80027-G3-11


                           STATEMENT OF INCOME (LOSS)


            MONTH                                JANUARY      FEBRUARY            MARCH          APRIL            MAY
            -----                                -------     ----------          ------         -------          ------
REVENUES (MOR-1)                                     --              --              --              --              --
TOTAL COST OF REVENUES                               --              --              --              --              --
GROSS PROFIT                                         --              --              --              --              --
OPERATING EXPENSES:
       Selling & Marketing                           --              --              --              --              --
       General & Administrative                      --              --              30              --              --
       Insiders Compensation                         --              --              --              --              --
       Professional Fees                             --              --              --              --              --
       Impairment of Assets                          --       2,636,288           3,612              --         (39,573)
       Other (attach list)                           --              --              --        (106,234)             --
                                                 ------      ----------          ------        --------         -------
TOTAL OPERATING EXPENSES                             --       2,636,288           3,642        (106,234)        (39,573)
                                                 ======      ==========          ======        ========         =======
INCOME BEFORE INT, DEPR/TAX (MOR-1)                  --      (2,636,288)         (3,642)        106,234          39,573
                                                 ======      ==========          ======        ========         =======
INTEREST EXPENSE                                  3,308              --              --              --              --
DEPRECIATION                                         --          13,639              --              --              --
OTHER (INCOME) EXPENSE *                             --              --              --              --              --
OTHER ITEMS **                                       --              --              --              --              --
                                                 ------      ----------          ------        --------         -------
TOTAL INT, DEPR & OTHER ITEMS                     3,308          13,639              --              --              --
                                                 ------      ----------          ------        --------         -------
NET INCOME BEFORE TAXES                          (3,308)     (2,649,927)         (3,642)        106,234          39,573
                                                 ======      ==========          ======        ========         =======
FEDERAL INCOME TAXES                                 --
                                                 ------      ----------          ------        --------         -------
NET INCOME (LOSS) (MOR-1)                        (3,308)     (2,649,927)         (3,642)        106,234          39,573
                                                 ======      ==========          ======        ========         =======


            MONTH                                     JUNE            JULY           AUGUST        SEPTEMBER   FILING TO DATE
            -----                                   --------        --------         -------       ---------   --------------
REVENUES (MOR-1)                                          --              --              --              --              --
TOTAL COST OF REVENUES                                    --              --              --              --              --
GROSS PROFIT                                              --              --              --              --              --
OPERATING EXPENSES:
       Selling & Marketing                                --              --              --              --              --
       General & Administrative                           --              --              --              --              30
       Insiders Compensation                              --              --              --              --              --
       Professional Fees                                  --              --              --              --              --
       Impairment of Assets                          149,703        (106,395)          5,131             250       2,649,016
       Other (attach list)                                --              --              --              --        (106,234)
                                                    --------        --------          ------       ---------      ----------
TOTAL OPERATING EXPENSES                             149,703        (106,395)          5,131             250       2,542,812
                                                    ========        ========          ======       =========      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)                 (149,703)        106,395          (5,131)           (250)     (2,542,812)
INTEREST EXPENSE                                          --              --              --              --           3,308
DEPRECIATION                                              --              --              --              --          13,639
OTHER (INCOME) EXPENSE *                                  --              --              --           4,250           4,250
OTHER ITEMS **                                            --              --              --              --              --
                                                    --------        --------          ------       ---------      ----------
TOTAL INT, DEPR & OTHER ITEMS                             --              --              --           4,250          21,197
                                                    --------        --------          ------       ---------      ----------
NET INCOME BEFORE TAXES                             (149,703)        106,395          (5,131)         (4,500)     (2,564,009)
                                                    ========        ========          ======       =========      ==========
FEDERAL INCOME TAXES                                                                                                      --
                                                    --------        --------          ------       ---------      ----------
NET INCOME (LOSS) (MOR-1)                           (149,703)        106,395          (5,131)         (4,500)     (2,564,009)
                                                    ========        ========          ======       =========      ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

        MOR-6

CASE NAME:  GOLD MEDAL HOMES, INC.                   CASE NUMBER: 01-80027-G3-11



                                                               MONTH          MONTH     MONTH        MONTH       MONTH
CASH RECEIPTS AND DISBURSEMENTS                               JANUARY        FEBRUARY   MARCH        APRIL        MAY
-------------------------------                               -------        --------   ------      ------       ------
 1.  CASH - BEGINNING OF MONTH                                 5,782           --          --      23,970       18,839
RECEIPTS:
 2.  CASH SALES                                                   --           --          --          --           --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --           --          --          --           --
 4.  LOANS & ADVANCES (ATTACH LIST)                               --           --          --          --           --
 5.  SALE OF ASSETS                                               --           --      14,683          --           --
 6.  INTERCOMPANY                                                 --           --       9,317          --           --
                                                               -----        -----      ------      ------       ------
TOTAL RECEIPTS                                                    --           --      24,000          --           --
                                                              ======        =====      ======      ======       ======
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                               5,782           --          --          --           --
 8.  PAYROLL TAXES PAID                                           --           --          --          --           --
 9.  SALES, USE & OTHER TAXES PAID                                --           --          --          --           --
10.  SECURED / RENTAL / LEASES                                    --           --          --          --           --
11.  UTILITIES                                                    --           --          --          --           --
12.  INSURANCE                                                    --           --          --          --           --
13.  INVENTORY PURCHASES                                          --           --          --          --           --
14.  VEHICLE EXPENSES                                             --           --          --          --           --
15.  TRAVEL ENTERTAINMENT                                         --           --          --          --           --
16.  REPAIRS, MAINTENANCE & SUPPLIES                              --           --          --          --           --
17.  ADMINISTRATIVE & SELLING                                     --           --          30          --           --
18.  OTHER (ATTACH LIST)                                          --           --          --       5,131           --
                                                               -----        -----      ------      ------       ------
TOTAL DISBURSEMENTS FROM OPERATIONS                            5,782           --          30       5,131           --
                                                              ======        =====      ======      ======       ======
19.  PROFESSIONAL FEES                                            --           --          --          --           --
20.  U.S. TRUSTEE FEES                                            --           --          --          --           --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --           --          --          --           --
                                                               -----        -----      ------      ------       ------
TOTAL DISBURSEMENTS                                            5,782           --          30       5,131           --
                                                              ======        =====      ======      ======       ======
22.  NET CASH FLOW                                            (5,782)          --      23,970      (5,131)          --
                                                              ------        -----      ------      ------       ------
23.  CASH - END OF MONTH (MOR-2)                                  --           --      23,970      18,839       18,839
                                                              ======        =====      ======      ======       ======




                                                                   MONTH       MONTH       MONTH       MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                                    JUNE        JULY       AUGUST     SEPTEMBER      DATE
-------------------------------                                   ------      ------      ------     ---------    ---------
 1.  CASH - BEGINNING OF MONTH                                   18,839      18,839      72,901      72,901       18,839
RECEIPTS:
 2.  CASH SALES                                                      --          --          --          --           --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                               --          --          --          --           --
 4.  LOANS & ADVANCES (ATTACH LIST)                                  --          --          --          --           --
 5.  SALE OF ASSETS                                                  --          --          --          --       14,683
 6.  INTERCOMPANY                                                    --      54,062          --          --       63,379
                                                                 ------      ------      ------     -------       ------
TOTAL RECEIPTS                                                       --      54,062          --          --       78,062
                                                                 ======      ======      ======     =======       ======
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                     --          --          --          --        5,782
 8.  PAYROLL TAXES PAID                                              --          --          --          --           --
 9.  SALES, USE & OTHER TAXES PAID                                   --          --          --          --           --
10.  SECURED / RENTAL / LEASES                                       --          --          --          --           --
11.  UTILITIES                                                       --          --          --          --           --
12.  INSURANCE                                                       --          --          --          --           --
13.  INVENTORY PURCHASES                                             --          --          --          --           --
14.  VEHICLE EXPENSES                                                --          --          --          --           --
15.  TRAVEL ENTERTAINMENT                                            --          --          --          --           --
16.  REPAIRS, MAINTENANCE & SUPPLIES                                 --          --          --          --           --
17.  ADMINISTRATIVE & SELLING                                        --          --          --          --           30
18.  OTHER (ATTACH LIST)                                             --          --          --      50,000       55,131
                                                                 ------      ------      ------     -------       ------
TOTAL DISBURSEMENTS FROM OPERATIONS                                  --          --          --      50,000       60,942
                                                                 ======      ======      ======     =======       ======
19.  PROFESSIONAL FEES                                               --          --          --          --           --
20.  U.S. TRUSTEE FEES                                               --          --          --          --           --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --          --          --          --           --
                                                                 ------      ------      ------     -------       ------
TOTAL DISBURSEMENTS                                                  --          --          --      50,000       60,942
                                                                 ======      ======      ======     =======       ======
22.  NET CASH FLOW                                                   --      54,062          --     (50,000)      17,120
                                                                 ------      ------      ------     -------       ------
23.  CASH - END OF MONTH (MOR-2)                                 18,839      72,901      72,901      22,901       35,959
                                                                 ======      ======      ======     =======       ======

                     * applies to Individual debtor's only.

                MOR-7

CASE NAME:  GOLD MEDAL HOMES, INC.                   CASE NUMBER: 01-80027-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001



BANK NAME                                                     Bank of America    First Charter
---------                                                     ---------------    -------------
ACCOUNT NUMBER                                                 # 3755500069

ACCOUNT TYPE                                                     OPERATING                                            TOTAL
------------                                                     ---------                                            -----
BANK BALANCE                                                      22,901             --                               22,901
DEPOSIT IN TRANSIT                                                    --             --                                   --
OUTSTANDING CHECKS                                                    --             --                                   --
                                                                --------        -------     -------      -------    --------
ADJUSTED BANK BALANCE                                             22,901             --          --           --      22,901
                                                                ========        =======     =======      =======    ========
BEGINNING CASH - PER BOOKS                                        72,901             --                               72,901
RECEIPTS                                                              --             --                                   --
TRANSFERS BETWEEN ACCOUNTS                                       (50,000)            --                              (50,000)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --             --                                   --
CHECKS / OTHER DISBURSEMENTS                                          --             --                                   --
                                                                --------        -------     -------      -------    --------
ENDING CASH - PER BOOKS                                           22,901             --          --           --      22,901
                                                                ========        =======     =======      =======    ========

        MOR-8

CASE NAME:  GOLD MEDAL HOMES, INC.                  CASE NUMBER:  01-80027-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                 MONTH           MONTH        MONTH       MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE               JANUARY         FEBRUARY      MARCH       APRIL        MAY
---------------------------------               -------         --------      -----       -----        ---
1. Dennis L. Jones/President                       --             --           --         --            --
2. Ronald Mccaslin/Vice President, Director        --             --           --         --            --
3. Craig A. Reynolds/Secretary, Director           --             --           --         --            --
4. Kristi E. Gross/Assistant Secretary             --             --           --         --            --
5. Steve Purdy/Assistant Secretary                 --             --           --         --            --
6.                                                 --             --           --         --            --
                                                -----          -----        -----      -----         -----
TOTAL INSIDERS (MOR-1)                             --             --           --         --            --
                                                =====          =====        =====      =====         =====
                                                 MONTH           MONTH        MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                JUNE            JULY        AUGUST     SEPTEMBER
---------------------------------                ----            ----        ------     ---------
1. Dennis L. Jones/President                       --             --           --         --
2. Ronald Mccaslin/Vice President, Director        --             --           --         --
3. Craig A. Reynolds/Secretary, Director           --             --           --         --
4. Kristi E. Gross/Assistant Secretary             --             --           --         --
5. Steve Purdy/Assistant Secretary                 --             --           --         --
6.                                                 --             --           --         --
                                                -----          -----        -----      -----
TOTAL INSIDERS (MOR-1)                             --             --           --         --
                                                =====          =====        =====      =====

                                           MONTH         MONTH        MONTH         MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE             JANUARY      FEBRUARY       MARCH         APRIL          MAY
-----------------------------             -------      --------       -----         -----         -----

1.                                           --            --            --            --            --
2.                                           --            --            --            --            --
3.                                           --            --            --            --            --
4.                                           --            --            --            --            --
5.                                           --            --            --            --            --
6.                                           --            --            --            --            --
                                          -----         -----         -----         -----         -----
TOTAL PROFESSIONALS (MOR-1)                  --            --            --            --            --
                                          =====         =====         =====         =====         =====

                                        MONTH         MONTH         MONTH        MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE            MAY          JUNE          JULY        AUGUST     SEPTEMBER
-----------------------------           -----         -----         -----       ------     ---------
1.                                       --            --            --           --          --
2.                                       --            --            --           --          --
3.                                       --            --            --           --          --
4.                                       --            --            --           --          --
5.                                       --            --            --           --          --
6.                                       --            --            --           --          --
                                      -----         -----         -----        -----       -----
TOTAL PROFESSIONALS (MOR-1)              --            --            --           --          --
                                      =====         =====         =====        =====       =====

                MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME: GOLD MEDAL HOMES N.C., INC.                              PETITION DATE:  JANUARY 11, 2001
                                                                                    CASE NUMBER: 01-80026-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER YEAR  2001
                                            ---------       ----


            MONTH                         JANUARY       FEBRUARY        MARCH         APRIL         MAY
            -----                        ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                            635,470       714,317        18,667            --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       62,900    (3,583,964)     (320,572)      (20,756)    2,835,805
NET INCOME (LOSS) (MOR-6)                    32,798    (3,583,964)     (320,572)      (20,756)    2,835,805
PAYMENTS TO INSIDERS (MOR-9)                     --            --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --            --            --            --
TOTAL DISBURSEMENTS (MOR-8)                  42,226        43,565        14,409        68,297            --

            MONTH                           JUNE          JULY         AUGUST      SEPTEMBER
            -----                        ----------    ----------    ----------    ----------
REVENUES (MOR-6)                                 --            --            --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      270,838      (116,560)      (55,086)      (23,195)
NET INCOME (LOSS) (MOR-6)                   270,838      (116,560)      (47,586)      (23,195)
PAYMENTS TO INSIDERS (MOR-9)                     --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --            --            --
TOTAL DISBURSEMENTS (MOR-8)                      --            81            11            --

*** The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***


--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                        EXP.
                                                        DATE
                                                        ----
CASUALTY                        YES (X)  NO ( )       06/30/02
LIABILITY                       YES (X)  NO ( )       06/30/02
VEHICLE                         YES (X)  NO ( )       06/30/02
WORKER'S                        YES (X)  NO ( )       03/27/02
OTHER - DIRECTOR/OFFICER        YES (X)  NO ( )       01/23/02


--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                   YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                 YES    NO
Have any pre-petition liabilities been paid?                                YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?              YES    NO

Were any assets disposed of outside the normal course of business?          YES    NO

If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                        YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED    /s/ CRAIG A. REYNOLDS
                                          -------------------------------------

                                    TITLE     Vice President of Finance
                                          -------------------------------------
        MOR-1

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11



                       COMPARATIVE BALANCE SHEETS

                                                         MONTH         MONTH       MONTH        MONTH        MONTH
        ASSETS                           FILING DATE*   JANUARY      FEBRUARY      MARCH        APRIL         MAY
        ------                           ------------  ----------   ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                     197,857      145,342      361,331    1,088,175    1,017,567    1,020,347
    Accounts Receivable, Net               1,062,815    1,520,628      543,051           --       55,075       55,075
    Inventory: Lower of Cost or Market     2,420,028    2,189,864           --           --           --           --
    Prepaid Expenses                          44,153       49,866           --           --           --           --
    Investments                                   --           --           --           --           --           --
    Other                                    631,491      621,196      524,292           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                       4,356,345    4,526,895    1,428,674    1,088,175    1,072,642    1,075,422
                                          ==========   ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST              7,900,109    7,900,109    7,900,109           --           --           --
Less Accumulated Depreciation              2,072,313    2,121,787    2,121,787           --           --           --
Less Impairment of Assets                                              898,323           --           --           --
Net Book Value of PP & E                   5,827,796    5,778,323    4,880,000           --           --           --
OTHER ASSETS:
    1.  Tax Deposits                              --           --           --           --           --           --
    2.  Investments in Subs                       --           --           --           --           --           --
    3.  Deposits                                  --           --           --           --           --           --
    4.  Interests in Insurance Policies           --           --           --           --           --           --
    5.  Note Receivable                           --           --           --           --           --           --
    6.  Intercompany                              --           --      165,722       69,446       50,837       50,337
                                          ----------   ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                       10,184,141   10,305,217    6,474,395    1,157,622    1,123,479    1,125,759
                                          ==========   ==========   ==========   ==========   ==========   ==========

                                             MONTH        MONTH        MONTH        MONTH
        ASSETS                               JUNE         JULY        AUGUST      SEPTEMBER
        ------                            ----------   ----------   ----------    ----------
CURRENT ASSETS
    Cash                                   1,020,284    1,237,706    1,237,695     1,261,140
    Accounts Receivable, Net                  55,075       55,075           --            --
    Inventory: Lower of Cost or Market
    Prepaid Expenses
    Investments
    Other
                                          ----------   ----------   ----------    ----------
TOTAL CURRENT ASSETS                       1,075,359    1,292,781    1,237,695     1,261,140
                                          ==========   ==========   ==========    ==========
PROPERTY, PLANT&EQUIP, @ COST                     --           --           --            --
Less Accumulated Depreciation                     --           --           --            --
Less Impairment of Assets                         --           --           --            --
Net Book Value of PP & E                          --           --           --            --
OTHER ASSETS:
    1.  Tax Deposits                              --           --           --            --
    2.  Investments in Subs                       --           --           --            --
    3.  Deposits                                  --           --           --            --
    4.  Interests in Insurance Policies           --           --           --            --
    5.  Note Receivable                           --           --           --            --
    6.  Intercompany                         321,238           --       (5,244)       (5,494)
                                          ----------   ----------   ----------    ----------
       TOTAL ASSETS                        1,396,597    1,292,781    1,232,451     1,255,646
                                          ==========   ==========   ==========    ==========

                    * Per Schedules and Statement of Affairs

        MOR-2

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*     JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                   -----------    -----------    -----------    -----------    -----------    -----------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      192,054        102,983         99,573         40,027             --
                                                       -----------    -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured            4,909,217      4,919,906      4,919,906         39,906         39,906             --
       Priority Debt                         90,755         94,474        107,026         30,286         30,286             --
       Federal Income Tax                 1,442,612      1,442,612      1,442,612      1,442,612      1,442,612             --
       FICA/Withholding                          --             --             --             --             --             --
       Unsecured Debt                     2,865,449      2,816,678      2,828,262      2,767,695      2,767,695      1,487,001
       Intercompany                       4,320,966      4,317,149      4,102,428      4,094,147      4,140,307      4,140,307
       Other                                     --             --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES        13,628,999     13,590,820     13,400,236      8,374,646      8,420,806      5,627,308
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                        13,628,999     13,782,874     13,503,218      8,474,219      8,460,833      5,627,308
                                        ===========    ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --
       Common Stock                         500,000        500,000        500,000        500,000        500,000        500,000
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --             --
RETAINED EARNINGS: Filing Date           (3,944,859)    (3,944,859)    (3,944,859)    (3,944,859)    (3,944,859)    (3,944,859)
RETAINED EARNINGS: Post Filing Date              --        (32,798)    (3,583,964)    (3,871,739)    (3,892,495)    (1,056,690)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (3,444,859)    (3,477,656)    (7,028,823)    (7,316,598)    (7,337,353)    (4,501,549)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                           10,184,141     10,305,217      6,474,395      1,157,622      1,123,479      1,125,759
                                        ===========    ===========    ===========    ===========    ===========    ===========

LIABILITIES & OWNER'S                      MONTH          MONTH          MONTH          MONTH
EQUITY                                      JUNE           JULY          AUGUST       SEPTEMBER
---------------------                   -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)            --         12,744             --             --
                                        -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --             --             --
       Priority Debt                             --             --             --             --
       Federal Income Tax                        --             --             --             --
       FICA/Withholding                          --             --             --             --
       Unsecured Debt                     1,487,001      1,487,001      1,487,001      1,487,001
       Intercompany                       4,140,307      4,140,307      4,140,307      4,140,307
       Other                                     --             --             --             --
                                        -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES         5,627,308      5,627,308      5,627,308      5,627,308
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES                         5,627,308      5,640,052      5,627,308      5,627,308
                                        ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                         500,000        500,000        500,000        500,000
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --
RETAINED EARNINGS: Filing Date           (3,944,859)    (3,944,859)    (3,944,859)    (3,944,859)
RETAINED EARNINGS: Post Filing Date        (785,852)      (902,412)      (902,412)      (902,412)
                                        -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (4,230,711)    (4,347,271)    (4,394,857)    (4,371,662)
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            1,396,597      1,292,781      1,232,451      1,255,646
                                        ===========    ===========    ===========    ===========

                    * Per Schedules and Statement of Affairs

             MOR-3

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                             MONTH        MONTH         MONTH       MONTH         MONTH
                                            JANUARY      FEBRUARY       MARCH       APRIL          MAY
                                          ----------   ----------    ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                        50,993       63,278        39,434       26,213            --
                                          ----------   ----------    ----------   ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                    16,242       38,460        46,325           --            --
     State Payroll & Sales                     2,139       14,022            --           --            --
     Ad Valorem Taxes                             --           --            --           --            --
     Other Taxes                                  --           --            --           --            --
                                          ----------   ----------    ----------   ----------    ----------
TOTAL TAXES PAYABLE                           18,381       52,482        46,325           --            --
                                          ==========   ==========    ==========   ==========    ==========
SECURED DEBT POST-PETITION                        --           --            --           --            --
ACCRUED INTEREST PAYABLE                      10,689       10,689        10,689       10,689            --
* ACCRUED PROFESSIONAL FEES                       --           --            --           --            --
OTHER ACCRUED LIABILITIES:
     1. 10 Year Warranty                       1,125        3,125         3,125        3,125            --
     2. Dealer Freight                         4,942      (10,668)           --           --            --
     3. Commissions                            2,680      (15,924)           --           --            --
     4. Intercompany                         103,245           --            --           --            --
                                          ----------   ----------    ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      192,054      102,983        99,573       40,027            --
                                          ==========   ==========    ==========   ==========    ==========

                                             MONTH        MONTH       MONTH          MONTH
                                             JUNE         JULY        AUGUST       SEPTEMBER
                                          ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                            --           --           --            --
                                          ----------   ----------   ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                        --           --           --            --
     State Payroll & Sales                        --           --           --            --
     Ad Valorem Taxes                             --           --           --            --
     Other Taxes                                  --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                               --           --           --            --
                                          ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION                        --           --           --            --
ACCRUED INTEREST PAYABLE                          --           --           --            --
* ACCRUED PROFESSIONAL FEES                       --           --           --            --
OTHER ACCRUED LIABILITIES:
     1. 10 Year Warranty                          --           --           --            --
     2. Dealer Freight                            --           --           --            --
     3. Commissions                               --           --           --            --
     4. Intercompany                              --       12,744           --            --
                                          ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           --       12,744           --            --
                                          ==========   ==========   ==========    ==========


* Payment Requires Court Approval

         MOR-4

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                        AD-VALOREM,
    DAYS           TOTAL      TRADE ACCTS    FED TAXES    STATE TAXES   OTHER TAXES      OTHER
-----------     -----------   -----------   -----------   -----------   -----------   -----------
 0-30                    --            --            --            --            --            --
31-60                    --
61-90                    --
91 +                     --
TOTAL                    --            --            --            --            --            --


                          AGING OF ACCOUNTS RECEIVABLE

   MONTH          JANUARY      FEBRUARY      MARCH         APRIL         MAY
----------       ----------   ----------   ----------   ----------   ----------

 0-30 DAYS               --           --           --       55,075           --
31-60 DAYS               --           --           --           --       55,075
61-90 DAYS               --           --           --           --           --
91 + DAYS         1,520,628      543,051           --           --           --
TOTAL             1,520,628      543,051           --       55,075       55,075

   MONTH            JUNE         JULY        AUGUST       SEPTEMBER
----------       ----------   ----------   ----------    ----------
 0-30 DAYS               --           --           --            --
31-60 DAYS               --           --           --            --
61-90 DAYS           55,075           --           --            --
91 + DAYS                --       55,075           --            --
TOTAL                55,075       55,075           --            --


        MOR-5

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11


                           STATEMENT OF INCOME (LOSS)

                  MONTH                   JANUARY       FEBRUARY       MARCH         APRIL           MAY
                  -----                  ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                            635,470       714,317        18,667            --            --
TOTAL COST OF REVENUES                      478,562       264,913         7,116            --            --
GROSS PROFIT                                156,908       449,404        11,551            --            --
OPERATING EXPENSES:
       Selling & Marketing                   84,620        25,710        17,410            --            --
       General & Administrative               9,388        17,366        34,889       (39,971)           --
       Insiders Compensation                     --            --            --            --            --
       Professional Fees                         --            --            --            --            --
       Impairment of Assets                             3,990,292       279,824            --    (2,835,805)
       Other (attach list)                       --            --            --        60,727            --
                                         ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                     94,008     4,033,368       332,123        20,756    (2,835,805)
                                         ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          62,900    (3,583,964)     (320,572)      (20,756)    2,835,805
                                         ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                             21,378            --            --            --            --
DEPRECIATION                                  8,724            --            --            --            --
OTHER (INCOME) EXPENSE *
OTHER ITEMS **
                                         ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS                30,102            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                      32,798    (3,583,964)     (320,572)      (20,756)    2,835,805
                                         ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                             --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                    32,798    (3,583,964)     (320,572)      (20,756)    2,835,805
                                         ==========    ==========    ==========    ==========    ==========

                  MONTH                     JUNE         JULY          AUGUST      SEPTEMBER    FILING TO DATE
                  -----                  ----------    ----------    ----------    ----------   --------------
REVENUES (MOR-1)                                 --            --            --            --     1,368,453
TOTAL COST OF REVENUES                           --            --            --            --       750,590
GROSS PROFIT                                     --            --            --            --       617,863
OPERATING EXPENSES:
       Selling & Marketing                       --            --            --            --       127,741
       General & Administrative                  --            --            11            --        21,682
       Insiders Compensation                     --            --            --            --            --
       Professional Fees                         --            --            --            --            --
       Impairment of Assets                (270,838)      116,560        55,075        23,195     1,358,304
       Other (attach list)                                                                           60,727
                                         ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                   (270,838)      116,560        55,086        23,195     1,568,454
                                         ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)         270,838      (116,560)      (55,086)      (23,195)     (950,591)
                                         ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                                 --            --            --            --        21,378
DEPRECIATION                                     --            --            --            --         8,724
OTHER (INCOME) EXPENSE *                                                 (7,500)           --        (7,500)
OTHER ITEMS **                                                                                          --
                                         ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS                    --            --        (7,500)           --        22,602
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                     270,838      (116,560)      (47,586)      (23,195)     (973,193)
                                         ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                             --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                   270,838      (116,560)      (47,586)      (23,195)     (973,193)
                                         ==========    ==========    ==========    ==========    ==========


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or Infrequent Item(s) Outside the Ordinary Course of Business;
   Requires Footnote

         MOR-6

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11


                                                            MONTH        MONTH          MONTH         MONTH          MONTH
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY       FEBRUARY        MARCH         APRIL           MAY
-------------------------------                          ----------    ----------    ----------     ----------     ----------
 1.  CASH - BEGINNING OF MONTH                              197,857       145,342       361,331      1,088,176      1,017,567
RECEIPTS:
 2.  CASH SALES                                              99,863       768,687       318,887             --          2,780
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --       163,023            --             --             --
 4.  LOANS & ADVANCES (attach list)                              --                          --             --             --
 5.  SALE OF ASSETS                                              --                          --             --             --
 6.  INTERCOMPANY                                                --                     422,367             --             --
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL RECEIPTS                                               99,863       931,710       741,254             --          2,780
                                                         ==========    ==========    ==========     ==========     ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                             42,413            --                           --             --
 8.  PAYROLL TAXES PAID                                          --            --                                          --
 9.  SALES, USE & OTHER TAXES PAID                               --            --                                          --
10.  SECURED / RENTAL / LEASES                                   --            --                                          --
11.  UTILITIES                                                   --            --                                          --
12.  INSURANCE                                                   --            --                                          --
13.  INVENTORY PURCHASES                                         --            --        14,409                            --
14.  VEHICLE EXPENSES                                            --            --                                          --
15.  TRAVEL ENTERTAINMENT                                        --            --                                          --
16.  REPAIRS, MAINTENANCE & SUPPLIES                             --            --                                          --
17.  ADMINISTRATIVE & SELLING                                    13        43,366                                          --
18.  INTERCOMPANY                                           109,953       672,355                        2,312             --
19.  OTHER (ATTACH LIST)                                         --                                     68,297             --
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                         152,379       715,721        14,409         70,609             --
                                                         ==========    ==========    ==========     ==========     ==========
20.  PROFESSIONAL FEES                                           --
21.  U.S. TRUSTEE FEES                                           --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS                                         152,379       715,721        14,409         70,609             --
                                                         ==========    ==========    ==========     ==========     ==========
23.  NET CASH FLOW                                          (52,516)      215,989       726,845        (70,609)         2,780
                                                         ----------    ----------    ----------     ----------     ----------
24.  CASH - END OF MONTH (MOR-2)                            145,342       361,331     1,088,176      1,017,567      1,020,347
                                                         ==========    ==========    ==========     ==========     ==========

                                                           MONTH         MONTH         MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JUNE          JULY         AUGUST       SEPTEMBER        DATE
-------------------------------                          ----------    ----------    ----------     ----------    ----------
 1.  CASH - BEGINNING OF MONTH                            1,020,347     1,020,284     1,237,706      1,237,695     1,020,347
RECEIPTS:
 2.  CASH SALES                                                                --            --             --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                                         --            --             --            --
 4.  LOANS & ADVANCES (attach list)                                            --            --             --            --
 5.  SALE OF ASSETS                                                            --            --             --            --
 6.  INTERCOMPANY                                                         217,503            --             --       217,503
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL RECEIPTS                                                   --       217,503            --             --       217,503
                                                         ==========    ==========    ==========     ==========     ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                               --            --             --            --
 8.  PAYROLL TAXES PAID                                                        --            --             --            --
 9.  SALES, USE & OTHER TAXES PAID                                             --            --             --            --
10.  SECURED / RENTAL / LEASES                                                 --            --             --            --
11.  UTILITIES                                                                 --            --             --            --
12.  INSURANCE                                                                 --            --             --            --
13.  INVENTORY PURCHASES                                                       --            --             --            --
14.  VEHICLE EXPENSES                                                          --            --             --            --
15.  TRAVEL ENTERTAINMENT                                                      --            --             --            --
16.  REPAIRS, MAINTENANCE & SUPPLIES                                           --            --             --            --
17.  ADMINISTRATIVE & SELLING                                    63            81            11             --           155
18.  INTERCOMPANY                                                              --            --             --            --
19.  OTHER (ATTACH LIST)                                                       --            --             --            --
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                              63            81            11             --           155
                                                         ==========    ==========    ==========     ==========     ==========
20.  PROFESSIONAL FEES                                                                                                    --
21.  U.S. TRUSTEE FEES                                                                                                    --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                                                       (23,445)      (23,445)
                                                         ----------    ----------    ----------     ----------     ----------
TOTAL DISBURSEMENTS                                              63            81            11        (23,445)      (23,291)
                                                         ==========    ==========    ==========     ==========     ==========
23.  NET CASH FLOW                                              (63)      217,422           (11)        23,445       240,793
                                                         ----------    ----------    ----------     ----------     ----------
24.  CASH - END OF MONTH (MOR-2)                          1,020,284     1,237,706     1,237,695      1,261,140     1,261,140
                                                         ==========    ==========    ==========     ==========     ==========


                     * applies to Individual debtor's only.

                    MOR-7

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                    Bank of America        BB&T              BB&T           First Union
---------                                                    ---------------   ---------------   ---------------   ---------------
ACCOUNT NUMBER                                                # 3755500302      # 5213163444      # 5213163444

ACCOUNT TYPE                                                   OPERATING          PAYROLL           OPERATING         OPERATING
                                                              ------------      ------------      ------------      ------------
BANK BALANCE                                                    1,261,140                 --                --                --
DEPOSIT IN TRANSIT                                                     --                 --                --                --
OUTSTANDING CHECKS                                                     --                 --                --                --
                                                                ---------          ---------         ---------         ---------
ADJUSTED BANK BALANCE                                           1,261,140                 --                --                --
                                                                =========          =========         =========         =========
BEGINNING CASH - PER BOOKS                                        252,573                 --                --                --
RECEIPTS                                                               --                 --                --                --
TRANSFERS BETWEEN ACCOUNTS                                      1,008,567                 --                --                --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --                 --                --                --
CHECKS / OTHER DISBURSEMENTS                                           --                 --                --                --
                                                                ---------          ---------         ---------         ---------
ENDING CASH - PER BOOKS                                         1,261,140                 --                --                --
                                                                =========          =========         =========         =========
BANK NAME                                                    Bank of America
---------                                                    ---------------
ACCOUNT NUMBER

ACCOUNT TYPE                                                   INVESTMENTS           TOTAL
                                                               -----------         ---------
BANK BALANCE                                                           --          1,261,140
DEPOSIT IN TRANSIT                                                     --                 --
OUTSTANDING CHECKS                                                     --                 --
                                                                ---------          ---------
ADJUSTED BANK BALANCE                                                  --          1,261,140
                                                                =========          =========
BEGINNING CASH - PER BOOKS                                        985,122          1,237,695
RECEIPTS                                                               --                 --
TRANSFERS BETWEEN ACCOUNTS                                       (985,122)            23,445
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                 --                 --
CHECKS / OTHER DISBURSEMENTS                                           --                 --
                                                                ---------          ---------
ENDING CASH - PER BOOKS                                                 0          1,261,140
                                                                =========          =========


                 MOR-8

CASE NAME:  GOLD MEDAL HOMES N.C., INC.             CASE NUMBER: 01-80026-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                                       MONTH         MONTH       MONTH         MONTH        MONTH
           INSIDERS: NAME/POSITION/COMP TYPE                          JANUARY      FEBRUARY      MARCH         APRIL         MAY
           ---------------------------------                          --------     --------     --------     --------     --------
1. Dennis L. Jones/President                                                --           --           --           --           --
2. Ronald McCaslin/Vice President, Director                                 --           --           --           --           --
3. Craig A. Reynolds/Secretary, Director                                    --           --           --           --           --
4. Kristi E. Gross/Assistant Secretary                                      --           --           --           --           --
5. Steve Purdy/Assistant Secretary                                          --           --           --           --           --
6.                                                                          --           --           --           --           --
TOTAL INSIDERS (MOR-1)                                                      --           --           --           --           --

                                                                       MONTH         MONTH       MONTH        MONTH
           INSIDERS: NAME/POSITION/COMP TYPE                            JUNE         JULY        AUGUST     SEPTEMBER
           ---------------------------------                          --------     --------     --------    ---------
1. Dennis L. Jones/President                                                --           --           --           --
2. Ronald McCaslin/Vice President, Director                                 --           --           --           --
3. Craig A. Reynolds/Secretary, Director                                    --           --           --           --
4. Kristi E. Gross/Assistant Secretary                                      --           --           --           --
5. Steve Purdy/Assistant Secretary                                          --           --           --           --
6.                                                                          --           --           --           --
TOTAL INSIDERS (MOR-1)                                                      --           --           --           --

                                                                       MONTH         MONTH       MONTH         MONTH        MONTH
           PROFESSIONALS/NAME/ORDER DATE                              JANUARY      FEBRUARY      MARCH         APRIL         MAY
           -----------------------------                              --------     --------     --------     --------     --------
1.                                                                          --           --           --           --           --
2.                                                                          --           --           --           --           --
3.                                                                          --           --           --           --           --
4.                                                                          --           --           --           --           --
5.                                                                          --           --           --           --           --
6.                                                                          --           --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                                                 --           --           --           --           --

                                                                       MONTH         MONTH       MONTH         MONTH
           PROFESSIONALS/NAME/ORDER DATE                                JUNE         JULY        AUGUST      SEPTEMBER
           -----------------------------                              --------     --------     --------     ---------

1.                                                                          --           --           --           --
2.                                                                          --           --           --           --
3.                                                                          --           --           --           --
4.                                                                          --           --           --           --
5.                                                                          --           --           --           --
6.                                                                          --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                                                 --           --           --           --

                MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION



CASE NAME: HSTR GENERAL HOLDINGS, INC.                PETITION DATE: JANUARY 11, 2001

                                                                     CASE NUMBER: 01-80028-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH SEPTEMBER YEAR 2001


             MONTH                                    JANUARY       FEBRUARY     MARCH        APRIL       MAY
             -----                                    -------       --------    -------      -------    ------


REVENUES (MOR-6)                                        --             --          --           --         --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                  --             --          --           --         --
NET INCOME (LOSS) (MOR-6)                               --             --          --           --         --
PAYMENTS TO INSIDERS (MOR-9)                            --             --          --           --         --
PAYMENTS TO PROFESSIONALS (MOR-9)                       --             --          --           --         --
TOTAL DISBURSEMENTS (MOR-8)                             --             --          --           --         --


             MONTH                           JUNE           JULY           AUGUST       SEPTEMBER
                                            ------         ------         --------     -----------

REVENUES (MOR-6)                              --              --              --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)        --              --              --           --
NET INCOME (LOSS) (MOR-6)                     --              --              --           --
PAYMENTS TO INSIDERS (MOR-9)                  --              --              --           --
PAYMENTS TO PROFESSIONALS (MOR-9)             --              --              --           --
TOTAL DISBURSEMENTS (MOR-8)                   --              --              --           --



*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------


                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                               EXP.
                                                               DATE
                                                               ----

CASUALTY                               YES (X)  NO ( )       06/30/02
LIABILITY                              YES (X)  NO ( )       06/30/02
VEHICLE                                YES (X)  NO ( )       06/30/02
WORKER'S                               YES (X)  NO ( )       03/27/02
OTHER - DIRECTOR/OFFICER               YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------



                                                                                              CIRCLE ONE

Are all accounts receivable being collected within terms?                                      YES    NO

Are all posted-petition liabilities, including taxes, being paid within terms?                 YES    NO

Have any pre-petition liabilities been paid?                                                   YES    NO
If so, describe.
                --------------------------------------------------------------

------------------------------------------------------------------------------.

Are all funds received being deposited into DIP bank accounts?                                 YES    NO

Were any assets disposed of outside the normal course of business?                             YES    NO
If so, describe.
                --------------------------------------------------------------

------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                           YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                              I certify under penalty of perjury that the following complete Monthly Operating Report
                              (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                              SIGNED  /s/ CRAIG A. REYNOLDS
                                     --------------------------------------
                              TITLE   Executive Vice President, CFO
                                     --------------------------------------


     MOR-1

CASE NAME: HSTR GENERAL HOLDINGS, INC.               CASE NUMBER 01-80028-G3-11


                           COMPARATIVE BALANCE SHEETS


                                                              MONTH         MONTH       MONTH        MONTH        MONTH
                 ASSETS                       FILING DATE*   JANUARY      FEBRUARY      MARCH        APRIL         MAY
                 ------                       ------------  ----------   ----------   ----------   ----------   ----------

CURRENT ASSETS
    Cash                                               --           --           --           --           --           --
    Accounts Receivable, Net                           --           --           --           --           --           --
    Inventory: Lower of Cost or Market                 --           --           --           --           --           --
    Prepaid Expenses                                   --           --           --           --           --           --
    Investments                                        --           --           --           --           --           --
    Other                                              --           --           --           --           --           --
                                              -----------   ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                                   --           --           --           --           --           --
                                              ===========   ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST                          --           --           --           --           --           --
Less Accumulated Depreciation                          --           --           --           --           --           --
                                              -----------   ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                               --           --           --           --           --           --
                                              ===========   ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:                                                                    --           --           --           --
    1.  Tax Deposits                                   --           --           --           --           --           --
    2.  Investments in Subs                       155,000      155,000      155,000      155,000      155,000      155,000
    3.  Deposits                                       --           --           --           --           --           --
    4.  Interests in Insurance Policies                --           --           --           --           --           --
    5.  Note Receivable                                --           --           --           --           --           --
    6.  Deferred Comp. Plan Assets                     --           --           --           --           --           --
                                              -----------   ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                               155,000      155,000      155,000      155,000      155,000      155,000
                                              ===========   ==========   ==========   ==========   ==========   ==========



                                              MONTH        MONTH        MONTH         MONTH
                 ASSETS                        JUNE         JULY        AUGUST      SEPTEMBER
                 ------                     ----------   ----------   ----------   ----------

CURRENT ASSETS
    Cash                                            --           --           --           --
    Accounts Receivable, Net                        --           --           --           --
    Inventory: Lower of Cost or Market              --           --           --           --
    Prepaid Expenses                                --           --           --           --
    Investments                                     --           --           --           --
    Other                                           --           --           --           --
                                            ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                                --           --           --           --
                                            ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST                       --           --           --           --
Less Accumulated Depreciation                       --           --           --           --
                                            ----------   ----------   ----------   ----------
Net Book Value of PP & E                            --           --           --           --
                                            ==========   ==========   ==========   ==========
OTHER ASSETS:                                       --           --           --           --
    1.  Tax Deposits                                --           --           --           --
    2.  Investments in Subs                    155,000      155,000      155,000       18,649
    3.  Deposits                                    --           --           --           --
    4.  Interests in Insurance Policies             --           --           --           --
    5.  Note Receivable                             --           --           --           --
    6.  Deferred Comp. Plan Assets                  --           --           --           --
                                            ----------   ----------   ----------   ----------
       TOTAL ASSETS                            155,000      155,000      155,000       18,649
                                            ==========   ==========   ==========   ==========



                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11




                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                          MONTH         MONTH         MONTH         MONTH         MONTH
EQUITY                                        FILING DATE*    JANUARY       FEBRUARY       MARCH         APRIL          MAY
---------------------                         -----------    ----------    ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                  --            --            --            --            --            --

    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                         --            --            --            --            --            --
       Priority Debt                                   --            --            --            --            --            --
       Federal Income Tax                              --            --            --            --            --            --
       Fica/withholding                                --            --            --            --            --            --
       Unsecured Debt                                  --            --            --            --            --            --
       Intercompany                               281,730       281,730       281,730       281,730       281,730       281,730
       Other                                           --            --            --            --            --            --
                                               ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES                 281,730       281,730       281,730       281,730       281,730       281,730
                                               ----------    ----------    ----------    ----------    ----------    ----------
TOTAL LIABILITIES                                 281,730       281,730       281,730       281,730       281,730       281,730
                                               ==========    ==========    ==========    ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                 --            --            --            --            --            --
       Common Stock                                    --            --            --            --            --            --
ADDITIONAL PAID-IN CAPITAL                             --            --            --            --            --            --
RETAINED EARNINGS: FILING DATE                   (126,730)     (126,730)     (126,730)     (126,730)     (126,730)     (126,730)
RETAINED EARNINGS: POST FILING DATE                    --            --
                                               ----------    ----------    ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)                 (126,730)     (126,730)     (126,730)     (126,730)     (126,730)     (126,730)
                                               ----------    ----------    ----------    ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                    155,000       155,000       155,000       155,000       155,000       155,000
                                               ==========    ==========    ==========    ==========    ==========    ==========



LIABILITIES & OWNER'S                           MONTH          MONTH        MONTH         MONTH
EQUITY                                           JUNE          JULY         AUGUST      SEPTEMBER
---------------------                         ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                 --            --            --            --

    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                        --            --            --            --
       Priority Debt                                  --            --            --            --
       Federal Income Tax                             --            --            --            --
       Fica/withholding                               --            --            --            --
       Unsecured Debt                                 --            --            --            --
       Intercompany                              281,730       281,730       281,730       281,730
       Other                                          --            --            --            --
                                              ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES                281,730       281,730       281,730       281,730
                                              ----------    ----------    ----------    ----------
TOTAL LIABILITIES                                281,730       281,730       281,730       281,730
                                              ==========    ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                --            --            --            --
       Common Stock                                   --            --            --            --
ADDITIONAL PAID-IN CAPITAL                            --            --            --            --
RETAINED EARNINGS: FILING DATE                  (126,730)     (126,730)     (126,730)     (263,081)
RETAINED EARNINGS: POST FILING DATE
                                              ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)                (126,730)     (126,730)     (126,730)     (263,081)
                                              ----------    ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                   155,000       155,000       155,000        18,649
                                              ==========    ==========    ==========    ==========




                    * Per Schedules and Statement of Affairs

          MOR-3

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES


                                                 MONTH         MONTH        MONTH       MONTH        MONTH
                                                JANUARY      FEBRUARY       MARCH       APRIL         MAY
                                               ----------   ----------   ----------   ----------   ----------
TRADE ACCOUNTS PAYABLE                                 --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                             --           --           --           --           --
     STATE PAYROLL & SALES                             --           --           --           --           --
     AD VALOREM TAXES                                  --           --           --           --           --
     OTHER TAXES                                       --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                                    --           --           --           --           --
                                               ==========   ==========   ==========   ==========   ==========
SECURED DEBT POST-PETITION                             --           --           --           --           --
ACCRUED INTEREST PAYABLE                               --           --           --           --           --
* ACCRUED PROFESSIONAL FEES                            --           --           --           --           --
OTHER ACCRUED LIABILITIES:                             --           --           --           --           --
     1.                                                --           --           --           --           --
     2.                                                --           --           --           --           --
     3.                                                --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)                --           --           --           --           --
                                               ==========   ==========   ==========   ==========   ==========


                                                MONTH        MONTH        MONTH        MONTH
                                                JUNE         JULY        AUGUST      SEPTEMBER
                                             ----------   ----------   ----------   ----------
TRADE ACCOUNTS PAYABLE                               --           --           --           --
                                             ----------   ----------   ----------   ----------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                           --           --           --           --
     STATE PAYROLL & SALES                           --           --           --           --
     AD VALOREM TAXES                                --           --           --           --
     OTHER TAXES                                     --           --           --           --
                                             ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                                  --           --           --           --
                                             ==========   ==========   ==========   ==========
SECURED DEBT POST-PETITION                           --           --           --           --
ACCRUED INTEREST PAYABLE                             --           --           --           --
* ACCRUED PROFESSIONAL FEES                          --           --           --           --
OTHER ACCRUED LIABILITIES:                           --           --           --           --
     1.                                              --           --           --           --
     2.                                              --           --           --           --
     3.                                              --           --           --           --
                                             ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)              --           --           --           --
                                             ==========   ==========   ==========   ==========


* Payment Requires Court Approval.

         MOR-4

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11




                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001


                                                                                     AD-VALOREM,
      DAYS           TOTAL       TRADE ACCTS     FED TAXES       STATE TAXES         OTHER TAXES      OTHER
      ----           -----       -----------     ---------       -----------         -----------      -----
      0-30            --
     31-60            --
     61-90            --
      91 +            --
     TOTAL            --


                          AGING OF ACCOUNTS RECEIVABLE


     MONTH                         JANUARY     FEBRUARY       MARCH        APRIL         MAY
     -----                       ----------   ----------   ----------   ----------   ----------

    0-30 DAYS                            --           --           --           --           --
    31-60 DAYS                           --           --           --           --           --
    61-90 DAYS                           --           --           --           --           --
    91 + DAYS                            --           --           --           --           --
     TOTAL                               --           --           --           --           --


     MONTH                       JUNE         JULY        AUGUST      SEPTEMBER
     -----                    ----------   ----------   ----------   ----------

    0-30 DAYS                         --           --           --           --
    31-60 DAYS                        --           --           --           --
    61-90 DAYS                        --           --           --           --
    91 + DAYS                         --           --           --           --
     TOTAL                            --           --           --           --




     MOR-5

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11




                           STATEMENT OF INCOME (LOSS)



            MONTH                            JANUARY     FEBRUARY      MARCH        APRIL         MAY
            -----                          ----------   ----------   ----------   ----------   ----------

REVENUES (MOR-1)                                   --           --           --           --           --
TOTAL COST OF REVENUES                             --           --           --           --           --
GROSS PROFIT                                       --           --           --           --           --
OPERATING EXPENSES:
       Selling & Marketing                         --           --           --           --           --
       General & Administrative                    --           --           --           --           --
       Insiders Compensation                       --           --           --           --           --
       Professional Fees                           --           --           --           --           --
       Other (attach list)                         --           --           --           --           --
                                           ----------   ----------   ----------   ----------   ----------
TOTAL OPERATING EXPENSES                           --           --           --           --           --
                                           ==========   ==========   ==========   ==========   ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)                --           --           --           --           --
                                           ==========   ==========   ==========   ==========   ==========
INTEREST EXPENSE                                   --           --           --           --           --
DEPRECIATION                                       --           --           --           --           --
OTHER (INCOME) EXPENSE*                            --           --           --           --           --
OTHER ITEMS**                                      --           --           --           --           --
                                           ----------   ----------   ----------   ----------   ----------
TOTAL INT, DEPR & OTHER ITEMS                      --           --           --           --           --
                                           ----------   ----------   ----------   ----------   ----------
NET INCOME BEFORE TAXES                            --           --           --           --           --
                                           ==========   ==========   ==========   ==========   ==========
FEDERAL INCOME TAXES                               --           --           --           --           --
                                           ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS) (MOR-1)                          --           --           --           --           --
                                           ==========   ==========   ==========   ==========   ==========


            MONTH                         JUNE          JULY        AUGUST      SEPTEMBER    FILING TO DATE
            -----                       ----------   ----------   ----------   ----------    --------------

REVENUES (MOR-1)                                --           --           --           --              --
TOTAL COST OF REVENUES                          --           --           --           --              --
GROSS PROFIT                                    --           --           --           --              --
OPERATING EXPENSES:
       Selling & Marketing                      --           --           --           --              --
       General & Administrative                 --           --           --           --              --
       Insiders Compensation                    --           --           --           --              --
       Professional Fees                        --           --           --           --              --
       Other (attach list)                      --           --           --           --              --
                                        ----------   ----------   ----------   ----------      ----------
TOTAL OPERATING EXPENSES                        --           --           --           --              --
                                        ==========   ==========   ==========   ==========      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)             --           --           --           --              --
                                        ==========   ==========   ==========   ==========      ==========
INTEREST EXPENSE                                --           --           --           --              --
DEPRECIATION                                    --           --           --           --              --
OTHER (INCOME) EXPENSE*                         --           --           --           --              --
OTHER ITEMS**                                   --           --           --           --              --
                                        ----------   ----------   ----------   ----------      ----------
TOTAL INT, DEPR & OTHER ITEMS                   --           --           --           --              --
                                        ----------   ----------   ----------   ----------      ----------
NET INCOME BEFORE TAXES                         --           --           --           --              --
                                        ==========   ==========   ==========   ==========      ==========
FEDERAL INCOME TAXES                            --           --           --           --              --
                                        ----------   ----------   ----------   ----------      ----------
NET INCOME (LOSS) (MOR-1)                       --           --           --           --              --
                                        ==========   ==========   ==========   ==========      ==========



    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

               MOR-6

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11



                                                            MONTH        MONTH        MONTH        MONTH        MONTH
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY      FEBRUARY      MARCH        APRIL         MAY
-------------------------------                           ----------   ----------   ----------   ----------   ----------

  1.  CASH - BEGINNING OF MONTH                                    --           --           --           --           --
RECEIPTS:
  2.  CASH SALES                                                   --           --           --           --           --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --           --           --           --           --
  4.  LOANS & ADVANCES (ATTACH LIST)                               --           --           --           --           --
  5.  SALE OF ASSETS                                               --           --           --           --           --
  6.  OTHER (ATTACH LIST)                                          --           --           --           --           --
                                                           ----------   ----------   ----------   ----------   ----------
TOTAL RECEIPTS                                                     --           --           --           --           --
                                                           ==========   ==========   ==========   ==========   ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                  --           --           --           --           --
  8.  PAYROLL TAXES PAID                                           --           --           --           --           --
  9.  SALES, USE & OTHER TAXES PAID                                --           --           --           --           --
 10.  SECURED / RENTAL / LEASES                                    --           --           --           --           --
 11.  UTILITIES                                                    --           --           --           --           --
 12.  INSURANCE                                                    --           --           --           --           --
 13.  INVENTORY PURCHASES                                          --           --           --           --           --
 14.  VEHICLE EXPENSES                                             --           --           --           --           --
 15.  TRAVEL ENTERTAINMENT                                         --           --           --           --           --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                              --           --           --           --           --
 17.  ADMINISTRATIVE & SELLING                                     --           --           --           --           --
 18.  OTHER (ATTACH LIST)                                          --           --           --           --           --
                                                           ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                                --           --           --           --           --
                                                           ==========   ==========   ==========   ==========   ==========
 19.  PROFESSIONAL FEES                                            --           --           --           --           --
 20.  U.S. TRUSTEE FEES                                            --           --           --           --           --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --           --           --           --           --
                                                           ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS                                                --           --           --           --           --
                                                           ==========   ==========   ==========   ==========   ==========
 22.  NET CASH FLOW                                                --           --           --           --           --
                                                           ----------   ----------   ----------   ----------   ----------
 23.  CASH - END OF MONTH (MOR-2)                                  --           --           --           --           --
                                                           ==========   ==========   ==========   ==========   ==========


                                                              MONTH        MONTH        MONTH        MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                               JUNE         JULY        AUGUST     SEPTEMBER        DATE
-------------------------------                             ---------   ----------   ----------   ----------   ----------

  1.  CASH - BEGINNING OF MONTH                                   --           --           --           --           --
RECEIPTS:
  2.  CASH SALES                                                  --           --           --           --           --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --           --           --           --           --
  4.  LOANS & ADVANCES (ATTACH LIST)                              --           --           --           --           --
  5.  SALE OF ASSETS                                              --           --           --           --           --
  6.  OTHER (ATTACH LIST)                                         --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL RECEIPTS                                                    --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========

(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                 --           --           --           --           --
  8.  PAYROLL TAXES PAID                                          --           --           --           --           --
  9.  SALES, USE & OTHER TAXES PAID                               --           --           --           --           --
 10.  SECURED / RENTAL / LEASES                                   --           --           --           --           --
 11.  UTILITIES                                                   --           --           --           --           --
 12.  INSURANCE                                                   --           --           --           --           --
 13.  INVENTORY PURCHASES                                         --           --           --           --           --
 14.  VEHICLE EXPENSES                                            --           --           --           --           --
 15.  TRAVEL ENTERTAINMENT                                        --           --           --           --           --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                             --           --           --           --           --
 17.  ADMINISTRATIVE & SELLING                                    --           --           --           --           --
 18.  OTHER (attach list)                                         --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                               --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========
 19.  PROFESSIONAL FEES                                           --           --           --           --           --
 20.  U.S. TRUSTEE FEES                                           --           --           --           --           --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS                                               --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========
 22.  NET CASH FLOW                                               --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
 23.  CASH - END OF MONTH (MOR-2)                                 --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========

                     * applies to Individual debtor's only.

     MOR-7

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11




                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001


BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                                                                                 TOTAL
                                                                                             -----

BANK BALANCE                                                                                  --
DEPOSIT IN TRANSIT                                                                            --
OUTSTANDING CHECKS                                                                            --
ADJUSTED BANK BALANCE                                                                         --
BEGINNING CASH - PER BOOKS                                                                    --
RECEIPTS                                                                                      --
TRANSFERS BETWEEN ACCOUNTS                                                                    --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                                        --
CHECKS / OTHER DISBURSEMENTS                                                                  --
ENDING CASH - PER BOOKS                                                                       --

       MOR-8

CASE NAME: HSTR GENERAL HOLDINGS, INC.              CASE NUMBER: 01-80028-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                            MONTH        MONTH        MONTH        MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                          JANUARY      FEBRUARY      MARCH        APRIL         MAY
---------------------------------                         ----------   ----------   ----------   ----------   ----------

1. Finis F. Teeter/President                                      --           --           --           --           --
2. Ronald McCaslin/Vice President, Director                       --           --           --           --           --
3. Charles N. Carney, Jr./Vice President, Director                --           --           --           --           --
4. Richard A. Carver/Vice President                               --           --           --           --           --
5. Jackie Holland/Vice President                                  --           --           --           --           --
6. Craig A. Reynolds/Vice President, Secretary                    --           --           --           --           --
7. Kristi E. Gross/Assistant Secretary                            --           --           --           --           --
8. Mary Morton/Assistant Secretary                                --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)                                            --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========

                                                            MONTH       MONTH         MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                            JUNE        JULY         AUGUST      SEPTEMBER
---------------------------------                         ----------   ----------   ----------   ----------

1. Finis F. Teeter/President                                      --           --           --           --
2. Ronald McCaslin/Vice President, Director                       --           --           --           --
3. Charles N. Carney, Jr./Vice President, Director                --           --           --           --
4. Richard A. Carver/Vice President                               --           --           --           --
5. Jackie Holland/Vice President                                  --           --           --           --
6. Craig A. Reynolds/Vice President, Secretary                    --           --           --           --
7. Kristi E. Gross/Assistant Secretary                            --           --           --           --
8. Mary Morton/Assistant Secretary                                --           --           --           --
                                                          ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)                                            --           --           --           --
                                                          ==========   ==========   ==========   ==========



                                                            MONTH        MONTH        MONTH        MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                              JANUARY      FEBRUARY      MARCH        APRIL         MAY
-----------------------------                             ----------   ----------   ----------   ----------   ----------

1.                                                                --           --           --           --           --
2.                                                                --           --           --           --           --
3.                                                                --           --           --           --           --
4.                                                                --           --           --           --           --
5.                                                                --           --           --           --           --
6.                                                                --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)                                       --           --           --           --           --
                                                          ==========   ==========   ==========   ==========   ==========

                                                           MONTH       MONTH         MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                               JUNE        JULY         AUGUST      SEPTEMBER
-----------------------------                             ----------   ----------   ----------   ----------

1.                                                                --           --           --           --
2.                                                                --           --           --           --
3.                                                                --           --           --           --
4.                                                                --           --           --           --
5.                                                                --           --           --           --
6.                                                                --           --           --           --
                                                          ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)                                       --           --           --           --
                                                          ==========   ==========   ==========   ==========





                   MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  NATIONWIDE OF ALABAMA, INC.            PETITION DATE:  JANUARY 11, 2001

                                                                   CASE NUMBER:  01-80032-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

             MONTH                          JANUARY      FEBRUARY      MARCH         APRIL          MAY
             -----                          -------      --------     --------      -------      --------
REVENUES (MOR-6)                              1,489       325,548      312,547       189,235      416,489
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (27,345)     (835,029)    (146,846)     (182,096)    (817,577)
NET INCOME (LOSS) (MOR-6)                   (43,635)     (850,192)    (162,009)     (182,096)    (817,577)
PAYMENTS TO INSIDERS (MOR-9)                     --            --           --            --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --           54           765        5,632
TOTAL DISBURSEMENTS (MOR-8)                  39,111        95,908      233,515       281,399      241,689

             MONTH                            JUNE         JULY        AUGUST     SEPTEMBER
             -----                          --------     --------      -------    ---------
REVENUES (MOR-6)                             338,041      105,908      213,122           95
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (171,288)    (364,483)       8,435      (29,425)
NET INCOME (LOSS) (MOR-6)                   (171,288)    (364,483)       8,435      (29,425)
PAYMENTS TO INSIDERS (MOR-9)                      --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)              1,296        2,494          854          770
TOTAL DISBURSEMENTS (MOR-8)                  204,190      149,340      132,973       82,429

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                                  EXP.
                                                                  DATE
                                                                  ----
CASUALTY                                YES (X)  NO ( )           06/30/02
LIABILITY                               YES (X)  NO ( )           06/30/02
VEHICLE                                 YES (X)  NO ( )           06/30/02
WORKER'S                                YES (X)  NO ( )           03/28/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )           01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                   CIRCLE ONE
Are all accounts receivable being collected within terms?                          YES    NO

Are all posted-petition liabilities, including taxes, being paid within terms?     YES    NO

Have any pre-petition liabilities been paid?                                       YES    NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                     YES    NO

Were any assets disposed of outside the normal course of business?                 YES    NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES MADE
PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                               YES    NO

What is the status of your Plan of Reorganization?  PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                   I certify under penalty of perjury that the following complete Monthly Operating Report
                                   (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                   SIGNED  /s/ CRAIG A. REYNOLDS
                                          --------------------------------------
                                   TITLE   Vice President of Finance
                                          --------------------------------------

         MOR-1

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                              MONTH          MONTH         MONTH           MONTH            MONTH
             ASSETS                        FILING DATE*      JANUARY        FEBRUARY       MARCH           APRIL             MAY
             ------                        ------------     ---------       ---------    ---------       ---------         -------
CURRENT ASSETS
    Cash                                       59,187          56,385         121,955      220,783         213,600         173,839
    Accounts Receivable, Net                  650,210         598,662         633,460      410,287         213,008          19,525
    Inventory: Lower of Cost or Market      2,883,645       2,865,429       2,324,295    1,878,961       1,645,778              --
    Prepaid Expenses                          140,851         136,113          24,623       43,700          38,504              --
    Investments                                    --              --              --           --              --              --
    Other                                          --              --              --           --              --              --
                                           ----------       ---------       ---------    ---------       ---------         -------
TOTAL CURRENT ASSETS                        3,733,893       3,656,589       3,104,333    2,553,731       2,110,891         193,364
                                           ==========       =========       =========    =========       =========         =======
PROPERTY, PLANT&EQUIP, @ COST               1,071,490       1,071,490       1,071,490    1,071,490         883,179         876,633
Less Accumulated Depreciation                 413,749         428,911         444,074      459,236         364,837         374,178
Less Impairment of Assets                     432,057         432,057         322,983      502,455         323,198         290,333
                                           ----------       ---------       ---------    ---------       ---------         -------
Net Book Value of PP & E                      657,741         642,579         195,359      180,197         195,359              --
                                           ==========       =========       =========    =========       =========         =======
OTHER ASSETS:
    1.  Tax Deposits                               --              --              --           --              --              --
    2.  Investments in Subs                        --              --              --           --              --              --
    3.  Deposits                                3,225           3,225           3,225        3,225           3,225           3,225
    4.  Interests in Insurance Policies            --              --              --           --              --              --
    5.  Note Receivable                            --              --              --           --              --              --
    6.  Other Assets                               --         418,804         418,804      418,804         418,804              --
                                           ----------       ---------       ---------    ---------       ---------         -------
       TOTAL ASSETS                         4,394,859       4,721,197       3,721,721    3,155,957       2,728,279         196,589
                                           ==========       =========       =========    =========       =========         =======


                                               MONTH           MONTH           MONTH            MONTH
             ASSETS                            JUNE            JULY            AUGUST          SEPTEMBER
             ------                           -------         -------          ------          ---------
CURRENT ASSETS
    Cash                                      140,557          47,822           75,792           45,708
    Accounts Receivable, Net                   22,436          (3,225)          25,144           (2,917)
    Inventory: Lower of Cost or Market             --         (73,029)         (42,890)         (42,890)
    Prepaid Expenses                               --             554               --               --
    Investments                                    --              --               --               --
    Other                                          --              --
                                              -------         -------           ------            -----
TOTAL CURRENT ASSETS                          162,993         (27,878)          58,046              (98)
                                              =======         =======           ======            =====
PROPERTY, PLANT&EQUIP, @ COST                 607,970         562,833          562,833          562,833
Less Accumulated Depreciation                 284,772         272,500          272,500          286,774
Less Impairment of Assets                     290,333         276,060
                                              -------         -------           ------            -----
Net Book Value of PP & E                           --              --               --               --
                                              =======         =======           ======            =====
OTHER ASSETS:
    1.  Tax Deposits                               --              --               --               --
    2.  Investments in Subs                        --              --               --               --
    3.  Deposits                                3,225           3,225            3,225            3,225
    4.  Interests in Insurance Policies            --              --               --               --
    5.  Note Receivable                            --              --               --               --
    6.  Other Assets                               --              --               --               --
                                              -------         -------           ------            -----
       TOTAL ASSETS                           166,218         (24,653)          61,271            3,127
                                              =======         =======           ======            =====

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                           MONTH           MONTH           MONTH         MONTH        MONTH
EQUITY                                      FILING DATE*       JANUARY        FEBRUARY          MARCH         APRIL         MAY
---------------------                       ------------     ----------      ----------      ----------     ---------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                           132,230         457,506         397,339       478,609       295,239
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                2,931,253       2,898,269       2,646,990       2,336,726     1,756,962            --
       Priority Debt                            182,426         115,495          48,473          24,673        32,155        27,115
       Federal Income Tax                       (35,805)        (35,805)        (35,805)        (35,805)      (35,805)           --
       FICA/Withholding                              --              --              --              --            --            --
       Unsecured Debt                           349,774         326,353         177,721         168,197       369,186       564,640
       Intercompany                           6,978,762       7,339,841       7,332,213       7,332,213     7,376,654     7,376,654
       Other                                         --              --              --              --            --            --
                                             ----------      ----------      ----------      ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES            10,406,410      10,644,152      10,169,593       9,826,004     9,499,153     7,968,410
                                             ----------      ----------      ----------      ----------    ----------    ----------
TOTAL LIABILITIES                            10,406,410      10,776,382      10,627,098      10,223,344     9,977,762     8,263,649
                                             ==========      ==========      ==========      ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --              --              --            --            --
       Common Stock                                  10              10              10              10            10            10
ADDITIONAL PAID-IN CAPITAL                        9,990           9,990           9,990           9,990         9,990         9,990
RETAINED EARNINGS: FILING DATE               (6,021,550)     (6,021,550)     (6,021,550)     (6,021,550)   (6,021,550)   (6,021,550)
RETAINED EARNINGS: POST FILING DATE                  --         (43,635)       (893,827)     (1,055,836)   (1,237,933)   (2,055,510)
                                             ----------      ----------      ----------      ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)             (6,011,550)     (6,055,185)     (6,905,377)     (7,067,387)   (7,249,483)   (8,067,060)
                                             ----------      ----------      ----------      ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                4,394,859       4,721,197       3,721,721       3,155,957     2,728,279       196,589
                                             ==========      ==========      ==========      ==========    ==========    ==========

LIABILITIES & OWNER'S                          MONTH              MONTH              MONTH              MONTH
EQUITY                                         JUNE               JULY              AUGUST            SEPTEMBER
---------------------                        ---------          ---------          ---------         ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)          394,639            415,367            472,704            481,851
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                      --                 --                 --             11,782
       Priority Debt                            27,115             27,115             26,515             26,515
       Federal Income Tax                           --                 --                 --                 --
       FICA/Withholding                             --                 --                 --                 --
       Unsecured Debt                          606,158            759,043            779,796            808,118
       Intercompany                          7,376,654          7,376,654          7,376,654          7,376,654
       Other                                        --                 --                 --                 --
                                            ----------         ----------         ----------         ----------
   TOTAL PRE-PETITION LIABILITIES            8,009,927          8,162,812          8,182,965          8,223,069
                                            ----------         ----------         ----------         ----------
TOTAL LIABILITIES                            8,404,566          8,578,179          8,655,669          8,704,920
                                            ==========         ==========         ==========         ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                              --                 --                 --                 --
       Common Stock                                 10                 10                 10                 10
ADDITIONAL PAID-IN CAPITAL                       9,990              9,990              9,990              9,990
RETAINED EARNINGS: FILING DATE              (6,021,550)        (6,021,550)        (6,021,550)        (6,021,550)
RETAINED EARNINGS: POST FILING DATE         (2,226,798)        (2,591,282)        (2,591,282)        (2,591,282)
                                            ----------         ----------         ----------         ----------
TOTAL OWNER'S EQUITY (NET WORTH)            (8,238,349)        (8,602,832)        (8,594,397)        (8,701,794)
                                            ----------         ----------         ----------         ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                 166,218            (24,653)            61,271              3,127
                                            ==========         ==========         ==========         ==========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                                MONTH          MONTH          MONTH          MONTH          MONTH
                                               JANUARY        FEBRUARY        MARCH          APRIL           MAY
                                               -------        --------       -------        -------        -------
TRADE ACCOUNTS PAYABLE                         118,149        138,806        273,590        393,577        224,842
                                               -------        -------        -------        -------        -------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                       4,158         14,429         16,887         13,471          7,101
     STATE PAYROLL & SALES                          --          9,108          9,100          3,140          1,697
      AD VALOREM TAXES                             250            250            200            450            450
     OTHER TAXES                                    --             --             --             --             --
                                               -------        -------        -------        -------        -------
TOTAL TAXES PAYABLE                              4,408         23,787         26,187         17,060          9,248
                                               =======        =======        =======        =======        =======
SECURED DEBT POST-PETITION                          --             --             --             --             --
ACCRUED INTEREST PAYABLE                            --             --             --             --             --
* ACCRUED PROFESSIONAL FEES                         --             --             --             --             --
OTHER ACCRUED LIABILITIES:                          --             --             --                            --
     1. INTERCOMPANY                             9,674         58,927         53,244         52,669         54,885
     2. COST OF SALES                                         162,350             --                            --
     3. DEPOSITS                                               40,672             --                            --
     4. SALARIES                                               32,963         44,318         15,304          6,264
                                               -------        -------        -------        -------        -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        132,230        457,506        397,339        478,609        295,239
                                               =======        =======        =======        =======        =======

                                                MONTH          MONTH          MONTH            MONTH
                                                JUNE           JULY           AUGUST         SEPTEMBER
                                               -------        -------         -------        ---------
TRADE ACCOUNTS PAYABLE                         321,029        405,857         482,729         484,176
                                               -------        -------         -------         -------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                       6,955          6,773          12,539           9,902
     STATE PAYROLL & SALES                          --           (573)          2,216          (1,953)
      AD VALOREM TAXES                             450            450             450             450
     OTHER TAXES                                    --             --              --              --
                                               -------        -------         -------         -------
TOTAL TAXES PAYABLE                              7,405          6,650          15,204           8,399
                                               =======        =======         =======         =======
SECURED DEBT POST-PETITION                          --             --         (33,916)        (11,782)
ACCRUED INTEREST PAYABLE
* ACCRUED PROFESSIONAL FEES                         --             --              --              --
OTHER ACCRUED LIABILITIES:                          --             --              --              --
     1. INTERCOMPANY                            56,950                                          2,118
     2. COST OF SALES                               --             --              --              --
     3. DEPOSITS                                    --             --              --              --
     4. SALARIES                                 9,255          2,859           8,686          (1,060)
                                               -------        -------         -------         -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        394,639        415,367         472,704         481,851
                                               =======        =======         =======         =======

    * PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                            AD-VALOREM,
 DAYS          TOTAL      TRADE ACCTS       FED TAXES      STATE TAXES      OTHER TAXES        OTHER
 ----         -------     -----------       ---------      -----------      -----------       -------
 0-30         481,851       484,176           9,902          (1,953)            450           (10,723)
31-60              --
61-90              --
 91 +              --
TOTAL         481,851       484,176           9,902          (1,953)            450           (10,723)

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH           JANUARY         FEBRUARY        MARCH          APRIL           MAY
  -----           -------         -------        -------        -------         ------
0-30 DAYS            (230)             --             --             --             --
31-60 DAYS        177,832              --             --             --             --
61-90 DAYS        (26,210)        127,832             --             --             --
91 + DAYS         447,271         505,628        410,287        213,008         19,525
  TOTAL           598,662         633,460        410,287        213,008         19,525

  MONTH            JUNE           JULY          AUGUST        SEPTEMBER
  -----           ------          -----         ------        ---------
0-30 DAYS             --             --         21,919         (6,142)
31-60 DAYS            --             --             --             --
61-90 DAYS            --             --             --             --
91 + DAYS         22,436          3,225          3,225          3,225
  TOTAL           22,436          3,225         25,144         (2,917)


         MOR-5

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                           STATEMENT OF INCOME (LOSS)

              MONTH                          JANUARY          FEBRUARY            MARCH             APRIL             MAY
              -----                          -------          --------          --------          --------          --------
REVENUES (MOR-1)                               1,489           325,548           312,547           189,235           416,489
TOTAL COST OF REVENUES                         7,273           340,889           365,258           275,121           428,953
GROSS PROFIT                                  (5,784)          (15,341)          (52,711)          (85,886)          (12,464)
OPERATING EXPENSES:
       Selling & Marketing                    17,393            54,059            51,539            73,624            72,570
       General & Administrative                4,168            33,643            42,488            34,000            83,805
       Insiders Compensation                                        --                --                --                --
       Professional Fees                          --                --                --             3,750               250
       Impairment of Assets                                    731,986               108           (15,164)          648,488
       Other (attach list)                        --                --                --                --                --
                                             -------          --------          --------          --------          --------
TOTAL OPERATING EXPENSES                      21,561           819,688            94,135            96,210           805,113
                                             =======          ========          ========          ========          ========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          (27,345)         (835,029)         (146,846)         (182,096)         (817,577)
                                             =======          ========          ========          ========          ========
INTEREST EXPENSE                               1,127                --                --                --                --
DEPRECIATION                                  15,163            15,163            15,163                --                --
OTHER (INCOME) EXPENSE *                          --                --                --                --                --
OTHER ITEMS **                                    --                --                --                --                --
                                             -------          --------          --------          --------          --------
TOTAL INT, DEPR & OTHER ITEMS                 16,290            15,163            15,163                --                --
                                             -------          --------          --------          --------          --------
NET INCOME BEFORE TAXES                      (43,635)         (850,192)         (162,009)         (182,096)         (817,577)
                                             =======          ========          ========          ========          ========
FEDERAL INCOME TAXES                              --                --                --                --                --
                                             -------          --------          --------          --------          --------
NET INCOME (LOSS) (MOR-1)                    (43,635)         (850,192)         (162,009)         (182,096)         (817,577)
                                             =======          ========          ========          ========          ========


              MONTH                            JUNE              JULY              AUGUST          SEPTEMBER     FILING TO DATE
              -----                          --------          --------           -------          ---------     --------------
REVENUES (MOR-1)                              338,041           105,908           213,122               95         1,900,890
TOTAL COST OF REVENUES                        459,973           374,342           172,065            2,210         2,416,601
GROSS PROFIT                                 (121,932)         (268,434)           41,057           (2,115)         (515,711)
OPERATING EXPENSES:
       Selling & Marketing                    118,515            46,937             9,319            8,226           426,563
       General & Administrative                27,231            44,544            23,303           19,084           308,098
       Insiders Compensation                       --                --                --               --                --
       Professional Fees                        3,335                                                                  7,335
       Impairment of Assets                   (99,725)                                                             1,265,694
       Other (attach list)                                        4,568                --               --             4,568
                                             --------          --------             -----          -------        ----------
TOTAL OPERATING EXPENSES                       49,356            96,049            32,622           27,310         2,012,258
                                             ========          ========             =====          =======        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          (171,288)         (364,483)            8,435          (29,425)       (2,527,969)
                                             ========          ========             =====          =======        ==========
INTEREST EXPENSE                                   --                --                --               --                --
DEPRECIATION                                       --                --                --               --            30,326
OTHER (INCOME) EXPENSE *                           --                --                --               --                --
OTHER ITEMS **                                     --                --                --               --                --
                                             --------          --------             -----          -------        ----------
TOTAL INT, DEPR & OTHER ITEMS                      --                --                --               --            30,326
                                             --------          --------             -----          -------        ----------
NET INCOME BEFORE TAXES                      (171,288)         (364,483)            8,435          (29,425)       (2,558,295)
                                             ========          ========             =====          =======        ==========
FEDERAL INCOME TAXES                               --                --                --               --                --
                                             --------          --------             -----          -------        ----------
NET INCOME (LOSS) (MOR-1)                    (171,288)         (364,483)            8,435          (29,425)       (2,558,295)
                                             ========          ========             =====          =======        ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                                                                MONTH        MONTH         MONTH         MONTH          MONTH
CASH RECEIPTS AND DISBURSEMENTS                                JANUARY      FEBRUARY       MARCH         APRIL           MAY
-------------------------------                                -------      --------      -------       -------        -------
 1.  CASH - BEGINNING OF MONTH                                  59,187       56,385       121,955       220,783        213,600
RECEIPTS:
 2.  CASH SALES                                                 17,697       66,688        47,171            --             --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          19,962       33,451       240,146       132,129        182,421
 4.  LOANS & ADVANCES (ATTACH LIST)                                 --                                                      --
 5.  SALE OF ASSETS                                                 --                                                      --
 6.  CUSTOMER DEPOSITS                                             554        7,250                                         --
 7.  INTERCOMPANY                                                            52,185        45,026       142,087         19,507
 8.  OTHER (ATTACH LIST)                                            --                                                      --
                                                                ------      -------       -------       -------        -------
TOTAL RECEIPTS                                                  38,212      159,574       332,343       274,216        201,928
                                                                ======      =======       =======       =======        =======
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                    --                                    9,433             --
 9.  PAYROLL TAXES PAID                                             --                      8,169        15,138          1,759
10.  SALES, USE & OTHER TAXES PAID                                  --          706                                      5,808
11.  SECURED / RENTAL / LEASES                                      --       53,697       123,290       191,257         72,216
12.  UTILITIES                                                      --        1,167         5,555         5,954          6,101
13.  INSURANCE                                                   4,478        2,906        26,454         1,293          1,728
14.  INVENTORY PURCHASES                                        32,828        8,655        (1,578)       (5,799)        12,698
15.  VEHICLE EXPENSES                                            1,057        1,445         1,406         1,164            900
16.  TRAVEL ENTERTAINMENT                                           --                         73            59             29
17.  REPAIRS, MAINTENANCE & SUPPLIES                                67        5,406        30,376        27,389         69,332
18.  ADMINISTRATIVE & SELLING                                      680        4,904         2,595           597         12,308
19.  INTERCOMPANY                                                1,903                                       --             --
20.  DELIVERY                                                                15,118        37,121        30,400         49,871
21.  OTHER (ATTACH LIST)                                            --           --            --            --
                                                                ------      -------       -------       -------        -------
TOTAL DISBURSEMENTS FROM OPERATIONS                             41,014       94,003       233,461       276,884        232,749
                                                                ======      =======       =======       =======        =======
21.  PROFESSIONAL FEES                                              --           --            54           765          5,632
22.  U.S. TRUSTEE FEES                                              --           --                       3,750            250
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                    --           --
                                                                ------      -------       -------       -------        -------
TOTAL DISBURSEMENTS                                             41,014       94,003       233,515       281,399        238,631
                                                                ======      =======       =======       =======        =======
24.  NET CASH FLOW                                              (2,802)      65,570        98,827        (7,183)       (36,703)
                                                                ------      -------       -------       -------        -------
25.  CASH - END OF MONTH (MOR-2)                                56,385      121,955       220,783       213,600        176,897
                                                                ======      =======       =======       =======        =======


                                                                MONTH         MONTH        MONTH         MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                                 JUNE          JULY         AUGUST      SEPTEMBER      DATE
-------------------------------                                -------       -------      -------      ---------    ---------
 1.  CASH - BEGINNING OF MONTH                                 176,897       143,617       47,822        75,792        59,187
RECEIPTS:
 2.  CASH SALES                                                     --            --           --            --       131,556
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          80,029        79,587      142,550        15,383       925,658
 4.  LOANS & ADVANCES (ATTACH LIST)                                 --            --           --            --            --
 5.  SALE OF ASSETS                                                 --            --           --            --            --
 6.  CUSTOMER DEPOSITS                                              --            --           --            --         7,804
 7.  INTERCOMPANY                                               90,879                     18,393        36,962       405,039
 8.  OTHER (ATTACH LIST)                                            --            --           --            --            --
                                                               -------       -------      -------       -------     ---------
TOTAL RECEIPTS                                                 170,908        79,587      160,943        52,345     1,470,055
                                                               =======       =======      =======       =======     =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                    --            --          945         8,965        19,343
 9.  PAYROLL TAXES PAID                                             --         2,146        2,700         4,528        34,440
10.  SALES, USE & OTHER TAXES PAID                               8,402         3,690           --         5,342        23,947
11.  SECURED / RENTAL / LEASES                                 113,297        16,350       10,500        10,500       591,106
12.  UTILITIES                                                   6,164         5,216        2,627         1,502        34,286
13.  INSURANCE                                                   3,699         1,728           17           911        43,214
14.  INVENTORY PURCHASES                                        18,127       111,018      108,192        49,411       333,553
15.  VEHICLE EXPENSES                                            1,075         1,109          823           500         9,479
16.  TRAVEL ENTERTAINMENT                                           --                         --            --           161
17.  REPAIRS, MAINTENANCE & SUPPLIES                            42,254         7,704        6,298            --       188,825
18.  ADMINISTRATIVE & SELLING                                      661        (2,555)          18            --        19,207
19.  INTERCOMPANY                                                   --        22,982           --                      24,885
20.  DELIVERY                                                    9,215                         --            --       141,725
21.  OTHER (ATTACH LIST)
                                                               -------       -------      -------       -------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                            202,893       169,387      132,119        81,659     1,464,171
                                                               =======       =======      =======       =======     =========
21.  PROFESSIONAL FEES                                           1,296                        854            --         8,601
22.  U.S. TRUSTEE FEES                                              --            --           --            --         4,000
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                    --         5,994           --           770         6,764
                                                               -------       -------      -------       -------     ---------
TOTAL DISBURSEMENTS                                            204,189       175,381      132,973        82,429     1,483,535
                                                               =======       =======      =======       =======     =========
24.  NET CASH FLOW                                             (33,282)      (95,794)      27,969       (30,083)      (13,479)
                                                               -------       -------      -------       -------     ---------
25.  CASH - END OF MONTH (MOR-2)                               143,617        47,822       75,792        45,708        45,708
                                                               =======       =======      =======       =======     =========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                              BANK OF AMERICA  NAT. BANK OF COMM.    BANK OF AMERICA
---------                                              ---------------  ------------------    ----------------
ACCOUNT NUMBER                                          # 3755500247        # 363093

ACCOUNT TYPE                                             OPERATING         DEPOSITORY             PAYROLL
                                                        ------------       ----------             --------

BANK BALANCE                                               40,643               --                  4,564
DEPOSIT IN TRANSIT                                             --               --                     --
OUTSTANDING CHECKS                                             --               --                     --
                                                         --------             ----                  4,564
ADJUSTED BANK BALANCE                                      40,643               --                 ------
                                                         ========             ====                 10,394
BEGINNING CASH - PER BOOKS                                 64,994               --                 ======
RECEIPTS                                                   15,383               --                     --
TRANSFERS BETWEEN ACCOUNTS                                 42,695               --                 (5,830)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                          --                     --
CHECKS / OTHER DISBURSEMENTS                              (82,429)              --                     --
                                                         --------             ----                 ------
ENDING CASH - PER BOOKS                                    40,643               --                  4,564
                                                         ========             ====                 ======

BANK NAME                                                 REGIONS BANK   PETTY CASH
---------                                                 ------------   -----------
ACCOUNT NUMBER                                            # 200549541

ACCOUNT TYPE                                              DEPOSITORY     OTHER FUNDS    TOTAL
                                                          ------------   -----------   -------
BANK BALANCE                                                    --           500        45,708
DEPOSIT IN TRANSIT                                              --            --            --
OUTSTANDING CHECKS                                              --            --            --
                                                              ----          ----       -------
ADJUSTED BANK BALANCE                                           --           500        45,708
                                                              ====          ====       =======
BEGINNING CASH - PER BOOKS                                      --           403        75,792
RECEIPTS                                                        --            --        15,383
TRANSFERS BETWEEN ACCOUNTS                                      --            97        36,962
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2          --            --            --
CHECKS / OTHER DISBURSEMENTS                                    --            --       (82,429)
                                                              ----          ----       -------
ENDING CASH - PER BOOKS                                         --           500        45,708
                                                              ====          ====       =======

         MOR-8

CASE NAME:  NATIONWIDE OF ALABAMA, INC.             CASE NUMBER:  01-80032-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                           MONTH          MONTH             MONTH           MONTH            MONTH
INSIDERS: NAME/POSITION/COMP TYPE                         JANUARY        FEBRUARY           MARCH           APRIL             MAY
---------------------------------                         -------        --------           -----           -----            -----
1. Charles N. Carney, Jr./President, Director                  --              --              --              --              --
2. Craig A. Reynolds/Secretary, Director                       --              --              --              --              --
3. Mary Morton/Assistant Secretary                             --              --              --              --              --
4. Kristi E. Gross/Assistant Secretary                         --              --              --              --              --
5. Richard Carver/VP Hstr General Holdings/Salary                                                              --              --
6.                                                             --              --              --              --              --
                                                          -------        --------           -----           -----            ----
TOTAL INSIDERS (MOR-1)                                         --              --              --              --              --
                                                          =======        ========           =====           =====            ====

                                                          MONTH           MONTH         MONTH          MONTH
INSIDERS: NAME/POSITION/COMP TYPE                         JUNE            JULY          AUGUST       SEPTEMBER
---------------------------------                         -----           -----         ------       ---------
1. Charles N. Carney, Jr./President, Director               --              --              --              --
2. Craig A. Reynolds/Secretary, Director                    --              --              --              --
3. Mary Morton/Assistant Secretary                          --              --              --              --
4. Kristi E. Gross/Assistant Secretary                      --              --              --              --
5. Richard Carver/VP Hstr General Holdings/Salary           --              --              --              --
6.                                                          --              --              --              --
                                                          ----            ----          ------       ---------
TOTAL INSIDERS (MOR-1)                                      --              --              --              --
                                                          ====            ====          ======       =========

                                          MONTH         MONTH            MONTH          MONTH          MONTH
PROFESSIONALS/NAME/ORDER DATE            JANUARY       FEBRUARY          MARCH          APRIL           MAY
-----------------------------            -------       --------          -----          -----          -----
1. Floyd, Isgur, Rios & Warlich               --             --             54            765          2,156
2. Strategic Capital Corporation              --             --             --             --          3,476
3.                                            --             --             --             --             --
4.                                            --             --             --             --             --
5.                                            --             --             --             --             --
6.                                            --             --             --             --             --
                                          ------         ------          -----          -----          -----
TOTAL PROFESSIONALS (MOR-1)                   --             --             54            765          5,632
                                          ======         ======          =====          =====          =====

                                         MONTH       MONTH       MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE             JUNE        JULY       AUGUST      AUGUST
-----------------------------            -----       -----       ------      ------
1. Floyd, Isgur, Rios & Warlich             286
2. Strategic Capital Corporation          1,010       2,494         854         770
3.                                           --          --          --          --
4.                                           --          --          --          --
5.                                           --          --          --          --
6.                                           --          --          --          --
                                         ------      ------       -----       -----
TOTAL PROFESSIONALS (MOR-1)               1,296       2,494         854         770
                                         ======      ======       =====       =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L. P.                                          PETITION DATE: JANUARY 11, 2001

                                                                                                        CASE NUMBER: 01-80029-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

            MONTH                           JANUARY      FEBRUARY        MARCH       APRIL          MAY
            -----                          --------      --------      --------     --------     --------
REVENUES (MOR-6)                                 --            --            --           --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          (13)          (13)       13,983      114,159       30,533
NET INCOME (LOSS) (MOR-6)                       (13)      (10,055)        4,043      104,341       21,448
PAYMENTS TO INSIDERS (MOR-9)                     --            --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --            --          296        3,416
TOTAL DISBURSEMENTS (MOR-8)                      --            13            --          546       14,166


            MONTH                            JUNE         JULY        AUGUST      SEPTEMBER
            -----                          --------     --------     --------     ---------
REVENUES (MOR-6)                                 --           --           --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       34,568       41,389       72,114        5,940
NET INCOME (LOSS) (MOR-6)                    26,667       38,418       65,546        2,873
PAYMENTS TO INSIDERS (MOR-9)                     --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)               864        1,173          526          392
TOTAL DISBURSEMENTS (MOR-8)                     888       57,095       30,210       27,736


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                    EXP.
                                                    DATE
                                                    ----
CASUALTY                     YES (X)  NO ( )      06/30/02
LIABILITY                    YES (X)  NO ( )      06/30/02
VEHICLE                      YES (X)  NO ( )      06/30/02
WORKER'S                     YES (X)  NO ( )      03/27/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                      CIRCLE ONE
Are all accounts receivable being collected within terms?            YES      NO

Are all posted-petition liabilities, including taxes,
being paid within terms?                                             YES      NO

Have any pre-petition liabilities been paid?                         YES      NO
IF so, describe.
                --------------------------------------------------
------------------------------------------------------------------.

Are all funds received being deposited into DIP bank accounts?       YES      NO

Were any assets disposed of outside the normal course of business?   YES      NO
If so, describe.
                --------------------------------------------------
------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                 YES      NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.


                                   I certify under penalty of perjury that the following complete Monthly Operating Report
                                   (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                   SIGNED  /s/ CRAIG A. REYNOLDS
                                         -------------------------------------

                                   TITLE   Vice President of Finance
                                        --------------------------------------

          MOR-1

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11




                           COMPARATIVE BALANCE SHEETS

                                                                MONTH          MONTH          MONTH          MONTH          MONTH
                ASSETS                      FILING DATE*       JANUARY       FEBRUARY         MARCH          APRIL           MAY
                ------                      ------------      ---------      ---------      ---------      ---------      ---------
CURRENT ASSETS
    Cash                                           2,661          9,093          9,080         23,063        131,567        157,251
    Accounts Receivable, Net                          --             --             --             --             --             --
    Inventory: Lower of Cost or Market                --             --             --             --             --             --
    Prepaid Expenses                                  --             --             --             --             --             --
    Investments                                       --             --             --             --             --             --
    Other                                             --             --             --             --             --             --
                                               ---------      ---------      ---------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                               2,661          9,093          9,080         23,063        131,567        157,251
                                               =========      =========      =========      =========      =========      =========
PROPERTY, PLANT&EQUIP, @ COST                  3,515,165      3,515,165      3,515,165      3,515,165      3,515,165      3,515,165
Less Accumulated Depreciation                         --             --             --             --             --             --
                                               ---------      ---------      ---------      ---------      ---------      ---------
Net Book Value of PP & E                       3,515,165      3,515,165      3,515,165      3,515,165      3,515,165      3,515,165
                                               =========      =========      =========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                                  --             --             --             --             --             --
    2.  Investments in Subs                           --             --             --             --             --             --
    3.  Deposits                                      --             --             --             --             --             --
    4.  Interests in Insurance Policies               --             --             --             --             --             --
    5.  Intercompany                                  --             --             --             --             --             --
    6.  Deferred Tax Asset                        (1,433)        (1,433)        (1,433)        (1,433)        (1,433)            --
                                               ---------      ---------      ---------      ---------      ---------      ---------
       TOTAL ASSETS                            3,516,393      3,522,825      3,522,812      3,536,796      3,645,299      3,672,416
                                               =========      =========      =========      =========      =========      =========

                                              MONTH         MONTH         MONTH           MONTH
                ASSETS                         JUNE          JULY         AUGUST        SEPTEMBER
                ------                      ---------     ---------      ---------      ---------
CURRENT ASSETS
    Cash                                      191,889       184,694        193,836        172,599
    Accounts Receivable, Net                       --            --             --             --
    Inventory: Lower of Cost or Market             --            --             --             --
    Prepaid Expenses                               --            --             --             --
    Investments                                    --            --             --             --
    Other                                          --            --             --             --
                                            ---------     ---------      ---------      ---------
TOTAL CURRENT ASSETS                          191,889       184,694        193,836        172,599
                                            =========     =========      =========      =========
PROPERTY, PLANT&EQUIP, @ COST               3,515,165     3,515,165      3,515,165      3,515,165
Less Accumulated Depreciation                      --            --             --             --
                                            ---------     ---------      ---------      ---------
Net Book Value of PP & E                    3,515,165     3,515,165      3,515,165      3,515,165
                                            =========     =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                               --            --             --             --
    2.  Investments in Subs                        --            --             --             --
    3.  Deposits                                   --            --             --             --
    4.  Interests in Insurance Policies            --            --             --             --
    5.  Intercompany                              825        (1,026)        (8,500)        (7,200)
    6.  Deferred Tax Asset                         --            --             --             --
                                            ---------     ---------      ---------      ---------
       TOTAL ASSETS                         3,707,879     3,698,833      3,700,501      3,680,565
                                            =========     =========      =========      =========

                    * Per Schedules and Statement of Affairs
          MOR-2

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH         MONTH
EQUITY                                   FILING DATE*    JANUARY       FEBRUARY         MARCH          APRIL          MAY
---------------------                    ------------   ---------      ---------      ---------      ---------     ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                          --         10,042         19,982         34,145           928
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured            1,359,953     1,366,385      1,366,385      1,403,185      1,403,185     1,442,070
       Priority Debt                             --            --             --             --             --            --
       Federal Income Tax                        --            --             --             --             --            --
       FICA/Withholding                          --            --             --             --             --            --
       Unsecured Debt                        36,800        36,800         36,800             --             --            --
       Intercompany                       1,524,963     1,524,976      1,524,976      1,524,976      1,514,976     1,514,976
       Other                                     --            --             --             --             --            --
                                          ---------     ---------      ---------      ---------      ---------     ---------
   TOTAL PRE-PETITION LIABILITIES         2,921,716     2,928,161      2,928,161      2,928,161      2,918,161     2,957,046
                                          ---------     ---------      ---------      ---------      ---------     ---------
TOTAL LIABILITIES                         2,921,716     2,928,161      2,938,203      2,948,143      2,952,306     2,957,975
                                          =========     =========      =========      =========      =========     =========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --            --             --             --             --            --
       Common Stock                              --            --             --             --             --            --
ADDITIONAL PAID-IN CAPITAL                       --            --             --             --             --            --
RETAINED EARNINGS: FILING DATE              594,677       594,677        594,677        594,677        594,677       594,677
RETAINED EARNINGS: POST FILING DATE              --           (13)       (10,068)        (6,025)        98,316       119,764
                                          ---------     ---------      ---------      ---------      ---------     ---------
TOTAL OWNER'S EQUITY (NET WORTH)            594,677       594,664        584,610        588,652        692,993       714,441
                                          ---------     ---------      ---------      ---------      ---------     ---------
TOTAL LIABILITIES &
OWNER'S EQUITY                            3,516,393     3,522,825      3,522,812      3,536,796      3,645,299     3,672,416
                                          =========     =========      =========      =========      =========     =========

LIABILITIES & OWNER'S                      MONTH         MONTH         MONTH          MONTH
EQUITY                                      JUNE          JULY         AUGUST       SEPTEMBER
----------------------                    ---------     ---------     ---------     ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)         1,823         1,312           893            936
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured            1,446,677     1,374,231     1,348,163      1,330,643
       Priority Debt                             --            --            --             --
       Federal Income Tax                        --            --            --             --
       FICA/Withholding                          --            --            --             --
       Unsecured Debt                         3,295        29,815        29,815         24,483
       Intercompany                       1,514,976     1,514,976     1,514,976      1,514,976
       Other
                                          ---------     ---------     ---------     ----------
   TOTAL PRE-PETITION LIABILITIES         2,964,948     2,919,022     2,892,954      2,870,102
                                          ---------     ---------     ---------     ----------
TOTAL LIABILITIES                         2,966,770     2,920,334     2,893,847      2,871,038
                                          =========     =========     =========     ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --            --            --             --
       Common Stock                              --            --            --             --
ADDITIONAL PAID-IN CAPITAL                       --            --            --             --
RETAINED EARNINGS: FILING DATE              594,677       594,677       594,677        594,677
RETAINED EARNINGS: POST FILING DATE         146,431       183,822       183,822        183,822
                                          ---------     ---------     ---------     ----------
TOTAL OWNER'S EQUITY (NET WORTH)            741,108       778,500       806,654        809,527
                                          ---------     ---------     ---------     ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            3,707,879     3,698,833     3,700,501      3,680,565
                                          =========     =========     =========     ==========

                    * Per Schedules and Statement of Affairs

          MOR-3

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH         MONTH         MONTH         MONTH         MONTH
                                             JANUARY      FEBRUARY        MARCH         APRIL          MAY
                                            ---------     ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                             --        10,042        19,982        34,145           928
                                            ---------     ---------     ---------     ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                         --            --            --            --            --
     State Payroll & Sales                         --            --            --            --            --
     Ad Valorem Taxes                              --            --            --            --            --
     Other Taxes                                   --            --            --            --            --
                                            ---------     ---------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                                --            --            --            --            --
                                            =========     =========     =========     =========     =========
SECURED DEBT POST-PETITION                         --            --            --            --            --
ACCRUED INTEREST PAYABLE                           --            --            --            --            --
* ACCRUED PROFESSIONAL FEES                        --            --            --            --            --
OTHER ACCRUED LIABILITIES:                                                                                 --
     1.                                            --            --            --            --            --
     2.                                            --            --            --            --            --
     3.                                            --            --            --            --            --
                                            ---------     ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)            --        10,042        19,982        34,145           928
                                            =========     =========     =========     =========     =========

                                              MONTH         MONTH         MONTH         MONTH
                                              JUNE          JULY          AUGUST      SEPTEMBER
                                            ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                          1,823         1,312           893           936
                                            ---------     ---------     ---------     ---------
TAX PAYABLE
     Federal Payroll Taxes                         --            --            --            --
     State Payroll & Sales                         --            --            --            --
     Ad Valorem Taxes                              --            --            --            --
     Other Taxes                                   --            --            --            --
                                            ---------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                                --            --            --            --
                                            =========     =========     =========     =========
SECURED DEBT POST-PETITION                         --            --            --            --
ACCRUED INTEREST PAYABLE                           --            --            --            --
* ACCRUED PROFESSIONAL FEES                        --            --            --            --
OTHER ACCRUED LIABILITIES:                         --            --            --            --
     1.                                            --            --            --            --
     2.                                            --            --            --            --
     3.                                            --            --            --            --
                                            ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)         1,823         1,312           893           936
                                            =========     =========     =========     =========

* Payment Requires Court Approval.

          MOR-4

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

DAYS            TOTAL     TRADE ACCTS       FED TAXES     STATE TAXES     OTHER TAXES      OTHER
-----           -----     -----------       ---------     -----------     -----------      -----
 0-30             936             936              --              --              --         --
31-60              --
61-90              --
91 +               --
TOTAL             936             936              --              --              --         --



                          AGING OF ACCOUNTS RECEIVABLE

   MONTH        JANUARY       FEBRUARY       MARCH         APRIL           MAY
   -----       ---------     ---------     ---------     ---------     ---------
 0-30 DAYS            --            --            --            --            --
31-60 DAYS            --            --            --            --            --
61-90 DAYS            --            --            --            --            --
91 +  DAYS            --            --            --            --            --
TOTAL                 --            --            --            --            --

   MONTH          JUNE          JULY        AUGUST       SEPTEMBER
   -----       ---------     ---------     ---------     ---------
 0-30 DAYS            --            --            --            --
31-60 DAYS            --            --            --            --
61-90 DAYS            --            --            --            --
91 +  DAYS            --            --            --            --
TOTAL                 --            --            --            --


          MOR-5

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                           STATEMENT OF INCOME (LOSS)

               MONTH                     JANUARY        FEBRUARY        MARCH          APRIL           MAY
               -----                    ---------      ---------      ---------      ---------      ---------
REVENUES (MOR-1)                               --             --             --             --             --
TOTAL COST OF REVENUES                         --             --             --             --             --
GROSS PROFIT                                   --             --             --             --             --
OPERATING EXPENSES:
       Selling & Marketing                     --             --        (13,983)      (119,050)       (29,100)
       General & Administrative                13             13             --             --             --
       Insiders Compensation                   --             --             --             --             --
       Professional Fees                       --             --             --          4,891             --
       Other (attach list)                     --             --             --             --         (1,433)

                                        ---------      ---------      ---------      ---------      ---------
TOTAL OPERATING EXPENSES                       13             13        (13,983)      (114,159)       (30,533)
                                        =========      =========      =========      =========      =========
INCOME BEFORE INT, DEPR/TAX (MOR-1)           (13)           (13)        13,983        114,159         30,533
                                        =========      =========      =========      =========      =========
INTEREST EXPENSE                               --         10,042          9,940          9,818          9,085
DEPRECIATION                                   --             --             --             --             --
OTHER (INCOME) EXPENSE*                        --             --             --             --             --
OTHER ITEMS**                                  --             --             --             --             --
                                        ---------      ---------      ---------      ---------      ---------
TOTAL INT, DEPR & OTHER ITEMS                  --         10,042          9,940          9,818          9,085
                                        ---------      ---------      ---------      ---------      ---------
NET INCOME BEFORE TAXES                       (13)       (10,055)         4,043        104,341         21,448
                                        =========      =========      =========      =========      =========
FEDERAL INCOME TAXES                           --             --             --             --             --
                                        ---------      ---------      ---------      ---------      ---------
NET INCOME (LOSS) (MOR-1)                     (13)       (10,055)         4,043        104,341         21,448
                                        =========      =========      =========      =========      =========

               MONTH                      JUNE           JULY           AUGUST       SEPTEMBER    FILING TO DATE
               -----                    ---------      ---------      ---------      ---------    --------------
REVENUES (MOR-1)                               --             --             --             --            --
TOTAL COST OF REVENUES                         --             --             --             --            --
GROSS PROFIT                                   --             --             --             --            --
OPERATING EXPENSES:
       Selling & Marketing                (36,313)       (41,389)       (78,533)        (5,380)     (318,368)
       General & Administrative                --           (658)            --             --          (645)
       Insiders Compensation                   --             --             --             --            --
       Professional Fees                    1,745            658          6,419             --        13,713
       Other (attach list)                     --             --             --           (560)       (1,433)

                                        ---------      ---------      ---------      ---------      --------
TOTAL OPERATING EXPENSES                  (34,568)       (41,389)       (72,114)        (5,940)     (306,733)
                                        =========      =========      =========      =========      ========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        34,568         41,389         72,114          5,940       306,733
                                        =========      =========      =========      =========      ========
INTEREST EXPENSE                            7,901          2,971          6,568          3,067        56,325
DEPRECIATION                                   --             --             --             --            --
OTHER (INCOME) EXPENSE*                        --             --             --             --            --
OTHER ITEMS**                                  --             --             --             --            --
                                        ---------      ---------      ---------      ---------      --------
TOTAL INT, DEPR & OTHER ITEMS               7,901          2,971          6,568          3,067        56,325
                                        ---------      ---------      ---------      ---------      --------
NET INCOME BEFORE TAXES                    26,667         38,418         65,546          2,873       250,408
                                        =========      =========      =========      =========      ========
FEDERAL INCOME TAXES                           --             --             --             --            --
                                        ---------      ---------      ---------      ---------      --------
NET INCOME (LOSS) (MOR-1)                  26,667         38,418         65,546          2,873       250,408
                                        =========      =========      =========      =========      ========


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

          MOR-6

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                                                            MONTH         MONTH          MONTH         MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY       FEBRUARY        MARCH         APRIL          MAY
-------------------------------                           ---------     ---------      ---------     ---------     ---------
  1.  CASH - BEGINNING OF MONTH                               2,661         9,093          9,080        23,063       131,567
RECEIPTS:
  2.  CASH SALES                                                 --            --             --       109,050            --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --            --             --            --        39,850
  4.  LOANS & ADVANCES                                           --            --         13,983            --            --
  5.  SALE OF ASSETS                                                           --             --            --            --
  6.  TAX REFUND                                              6,432                           --            --            --
  7.  OTHER (ATTACH LIST)                                        --                           --            --            --
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL RECEIPTS                                                6,432            --         13,983       109,050        39,850
                                                          =========     =========      =========     =========     =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                                --            --             --            --            --
  9.  PAYROLL TAXES PAID                                         --            --             --            --            --
 10.  SALES, USE & OTHER TAXES PAID                              --            --             --            --            --
 11.  SECURED / RENTAL / LEASES                                  --            --             --            --        10,500
 12.  UTILITIES                                                  --            --             --            --            --
 13.  INSURANCE                                                  --            --             --            --            --
 14.  INVENTORY PURCHASES                                        --            --             --            --            --
 15.  VEHICLE EXPENSES                                           --            --             --            --            --
 16.  TRAVEL ENTERTAINMENT                                       --                                         --            --
 17.  REPAIRS, MAINTENANCE & SUPPLIES                            --            --             --            --            --
 18.  ADMINISTRATIVE & SELLING                                   --            13             --            --            --
 19.  INTERCOMPANY                                               --            --             --            --            --
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                              --            13             --            --        10,500
                                                          =========     =========      =========     =========     =========
 20.  PROFESSIONAL FEES                                          --            --             --           296         3,416
 21.  U.S. TRUSTEE FEES                                          --            --             --           250           250
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --            --             --
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL DISBURSEMENTS                                              --            13             --           546        14,166
                                                          =========     =========      =========     =========     =========
 23.  NET CASH FLOW                                           6,432           (13)        13,983       108,504        25,684
                                                          ---------     ---------      ---------     ---------     ---------
 24.  CASH - END OF MONTH (MOR-2)                             9,093         9,080         23,063       131,567       157,251
                                                          =========     =========      =========     =========     =========

                                                            MONTH         MONTH          MONTH         MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                              JUNE          JULY          AUGUST      SEPTEMBER        DATE
-------------------------------                           ---------     ---------      ---------     ---------      ---------
  1.  CASH - BEGINNING OF MONTH                             157,251       191,889        184,694       193,836         9,093
RECEIPTS:
  2.  CASH SALES                                                 --            --             --            --       109,050
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                      37,400        49,900         39,351         6,499       173,000
  4.  LOANS & ADVANCES                                           --            --             --            --        13,983
  5.  SALE OF ASSETS                                             --            --             --            --            --
  6.  TAX REFUND                                                 --            --             --            --            --
  7.  OTHER (ATTACH LIST)                                        --            --             --            --            --
                                                          ---------     ---------      ---------     ---------      --------
TOTAL RECEIPTS                                               37,400        49,900         39,351         6,499       296,033
                                                          =========     =========      =========     =========      ========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                                --            --             --            --            --
  9.  PAYROLL TAXES PAID                                         --            --             --            --            --
 10.  SALES, USE & OTHER TAXES PAID                              24                                                       24
 11.  SECURED / RENTAL / LEASES                                  --            --             --        18,719        29,219
 12.  UTILITIES                                                  --            17             17           125           159
 13.  INSURANCE                                                  --            --             --                          --
 14.  INVENTORY PURCHASES                                        --        49,371         29,666                      79,037
 15.  VEHICLE EXPENSES                                           --            --             --                          --
 16.  TRAVEL ENTERTAINMENT                                       --            --             --                          --
 17.  REPAIRS, MAINTENANCE & SUPPLIES                            --            --             --                          --
 18.  ADMINISTRATIVE & SELLING                                   --            --             --                          13
 19.  INTERCOMPANY                                            1,875         1,946             --         8,500        12,321
                                                          ---------     ---------      ---------     ---------      --------
TOTAL DISBURSEMENTS FROM OPERATIONS                           1,899        51,334         29,683        27,344       120,774
                                                          =========     =========      =========     =========      ========
 20.  PROFESSIONAL FEES                                         864         5,103            526                      10,205
 21.  U.S. TRUSTEE FEES                                          --            --             --                         500
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --           658             --           392         1,050
                                                          ---------     ---------      ---------     ---------      --------
TOTAL DISBURSEMENTS                                           2,763        57,095         30,210        27,736       132,529
                                                          =========     =========      =========     =========      ========
 23.  NET CASH FLOW                                          34,637        (7,195)         9,141       (21,237)      163,504
                                                          ---------     ---------      ---------     ---------      --------
 24.  CASH - END OF MONTH (MOR-2)                           191,889       184,694        193,836       172,599       172,599
                                                          =========     =========      =========     =========      ========

                     * applies to Individual debtor's only.

          MOR-7

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                Bank of America
---------                                                ---------------
ACCOUNT NUMBER                                           # 3755500182

ACCOUNT TYPE                                               OPERATING        TOTAL
------------                                               ---------      ---------
BANK BALANCE                                                 172,599        172,599
DEPOSIT IN TRANSIT                                                --             --
OUTSTANDING CHECKS                                                --             --
                                                           ---------      ---------
ADJUSTED BANK BALANCE                                        172,599        172,599
                                                           =========      =========
BEGINNING CASH - PER BOOKS                                   193,836        193,836
RECEIPTS                                                       6,499          6,499
TRANSFERS BETWEEN ACCOUNTS                                        --             --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2            --             --
CHECKS / OTHER DISBURSEMENTS                                 (27,736)       (27,736)
                                                           ---------      ---------
ENDING CASH - PER BOOKS                                      172,599        172,599
                                                           =========      =========

          MOR-8

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80029-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                       MONTH         MONTH         MONTH       MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                     JANUARY      FEBRUARY        MARCH       APRIL        MAY
---------------------------------                                    ---------     ---------     ---------    --------    -------
1.  Finis F. Teeter/President HSTR General Holdings                         --            --            --          --         --
2.  RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                      --            --            --          --         --
3.  CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS               --            --            --          --         --
4.  RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                              --            --            --          --         --
5.  JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                                 --            --            --          --         --
6.  CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                   --            --            --          --         --
7.  KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                    --            --            --          --         --
8.  MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                        --            --            --          --         --
9.  DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS                --            --            --          --         --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD                 --            --            --          --         --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                       --            --            --          --         --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD            --            --            --          --         --
                                                                     ---------     ---------     ---------    --------    -------
TOTAL INSIDERS (MOR-1)                                                      --            --            --          --         --
                                                                     =========     =========     =========    ========    =======

                                                                       MONTH         MONTH         MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                       JUNE          JULY        AUGUST       SEPTEMBER
---------------------------------                                    ---------     ---------     ---------     ---------
1.  Finis F. Teeter/President HSTR General Holdings                         --            --            --            --
2.  RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                      --            --            --            --
3.  CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS               --            --            --            --
4.  RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                              --            --            --            --
5.  JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                                 --            --            --            --
6.  CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                   --            --            --            --
7.  KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                    --            --            --            --
8.  MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                        --            --            --            --
9.  DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS                --            --            --            --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD                 --            --            --            --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                       --            --            --            --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD            --            --            --            --
                                                                     ---------     ---------     ---------     ---------
TOTAL INSIDERS (MOR-1)                                                      --            --            --            --
                                                                     =========     =========     =========     =========


                                       MONTH         MONTH         MONTH         MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE         JANUARY      FEBRUARY        MARCH         APRIL          MAY
-----------------------------        ---------     ---------     ---------     ---------     ---------
1. Floyd, Isgur, Rios & Warlich             --            --            --           296         1,442
2. Strategic Capital Corporation            --            --            --            --         1,974
3.                                          --            --            --            --            --
4.                                          --            --            --            --            --
5.                                          --            --            --            --            --
6.                                          --            --            --            --            --
                                     ---------     ---------     ---------     ---------     ---------
TOTAL PROFESSIONALS (MOR-1)                 --            --            --           296         3,416
                                     =========     =========     =========     =========     =========

                                       MONTH         MONTH         MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE          JUNE          JULY          AUGUST        AUGUST
-----------------------------        ---------     ---------     ---------     ---------
1. Floyd, Isgur, Rios & Warlich            274            --           190
2. Strategic Capital Corporation           590         1,173           336           392
3.                                          --            --            --            --
4.                                          --            --            --            --
5.                                          --            --            --            --
6.                                          --            --            --            --
                                     ---------     ---------     ---------     ---------
TOTAL PROFESSIONALS (MOR-1)                864         1,173           526           392
                                     =========     =========     =========     =========

          MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L. P.     PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80030-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

                MONTH                       JANUARY        FEBRUARY        MARCH          APRIL          MAY
                -----                      ---------      ---------      ----------     ---------     ----------
REVENUES (MOR-6)                             417,178      3,324,980       7,399,242     8,604,669      8,779,028
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (481,677)      (122,537)       (822,887)      181,970     (3,206,388)
NET INCOME (LOSS) (MOR-6)                 (1,134,008)      (476,652)     (1,044,722)       14,379     (3,406,604)
PAYMENTS TO INSIDERS (MOR-9)                  11,538         23,899          36,450        21,075         19,998
PAYMENTS TO PROFESSIONALS (MOR-9)                 --             --           1,088         8,380          9,136
TOTAL DISBURSEMENTS (MOR-8)                  932,864      2,695,809       3,646,300     3,310,467      4,590,132

                MONTH                        JUNE          JULY           AUGUST       SEPTEMBER
                -----                      ---------     ---------      ---------      ---------
REVENUES (MOR-6)                           8,903,440     6,576,809      5,937,602      6,891,386
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       768,419      (710,386)      (123,646)       240,496
NET INCOME (LOSS) (MOR-6)                    582,169      (911,228)      (343,731)        29,005
PAYMENTS TO INSIDERS (MOR-9)                  20,192        18,462         27,692         18,462
PAYMENTS TO PROFESSIONALS (MOR-9)              4,660         5,475          1,764          2,893
TOTAL DISBURSEMENTS (MOR-8)                4,323,368     4,130,404      3,753,740      4,245,596


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                         EXP.
                                                         DATE
                                                         ----
CASUALTY                           YES (X)  NO ( )     06/30/02
LIABILITY                          YES (X)  NO ( )     06/30/02
VEHICLE                            YES (X)  NO ( )     06/30/02
WORKER'S                           YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER           YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------



                                                                          CIRCLE ONE
Are all accounts receivable being collected within terms?                YES       NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                              YES       NO

Have any pre-petition liabilities been paid?                             YES       NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF
PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED
JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?           YES       NO

Were any assets disposed of outside the normal course of business?       YES       NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                     YES       NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                   I certify under penalty of perjury that the following complete Monthly Operating Report
                                   (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                   SIGNED  /s/ CRAIG A. REYNOLDS
                                         -------------------------------------
                                   TITLE   Vice President of Finance
                                        --------------------------------------

          MOR-1

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                               MONTH          MONTH          MONTH          MONTH          MONTH
                    ASSETS                  FILING DATE*      JANUARY        FEBRUARY        MARCH          APRIL           MAY
                    ------                  ------------     ----------     ----------     ----------     ----------     ----------
CURRENT ASSETS
    Cash                                        528,790       1,294,818        421,289      1,068,687      1,842,942      1,847,481
    Accounts Receivable, Net                 10,042,463       6,712,033      3,918,996      2,955,408      3,446,544      2,548,145
    Inventory: Lower of Cost or Market       37,147,332      37,909,800     37,331,960     33,369,072     29,887,534     26,062,278
    Prepaid Expenses                            750,608         312,547        220,639        283,574        275,528        158,727
    Investments                                      --              --             --             --             --             --
    Other                                            --              --             --             --             --             --
                                            -----------      ----------     ----------     ----------     ----------     ----------
TOTAL CURRENT ASSETS                         48,469,194      46,229,198     41,892,884     37,676,742     35,452,548     30,616,632
                                            ===========      ==========     ==========     ==========     ==========     ==========
PROPERTY, PLANT&EQUIP, @ COST                19,770,898      19,737,835     19,693,822     19,689,548     19,184,916     18,783,552
Less Accumulated Depreciation                11,847,010      12,068,621     10,043,866     10,261,498     10,187,725     10,213,114
Less Impairment of Assets                                                    2,631,581      2,631,581      2,264,780      2,479,074
                                            -----------      ----------     ----------     ----------     ----------     ----------
Net Book Value of PP & E                      7,923,888       7,669,214      7,018,375      6,796,469      6,732,412      6,091,363
                                            ===========      ==========     ==========     ==========     ==========     ==========
OTHER ASSETS:
     1. Tax Deposits                                 --              --             --             --             --             --
     2. Investments in Subs                     894,484         741,103        717,205        717,205        717,205        696,204
     3. Deposits                                 55,263          55,263         56,463         69,638         69,638         48,618
     4. Interests in Insurance Policies              --              --             --             --             --             --
     5. Note Receivable                         265,658         216,389        133,138        175,559        173,141        162,309
     6. Deferred Tax Asset                           --              --             --             --             --             --
     7. Goodwill                                373,125         368,909             --             --             --             --
     8. Other Assets                          1,799,655       1,799,238      1,785,485      1,785,485      1,785,485             --
     9. Intercompany Non-filing                  (2,684)          8,635         47,370         47,670         47,711            900
     9. Intercompany                          7,317,858       7,488,797      7,519,023      7,606,293      7,042,714      7,042,714
    10. Post Petition Intercompany                   --              --        207,831        257,463        148,186             --
                                            -----------      ----------     ----------     ----------     ----------     ----------
       TOTAL ASSETS                          67,096,439      64,576,745     59,377,774     55,132,523     52,169,038     44,658,740
                                            ===========      ==========     ==========     ==========     ==========     ==========
                                               MONTH          MONTH          MONTH         MONTH
                    ASSETS                      JUNE           JULY         AUGUST       SEPTEMBER
                    ------                  ----------     ----------     ----------     ----------
CURRENT ASSETS
    Cash                                     2,452,190      1,916,279      1,508,830      1,231,207
    Accounts Receivable, Net                 2,892,989      2,674,077      1,676,786      2,014,210
    Inventory: Lower of Cost or Market      24,503,795     23,608,169     23,831,085     25,099,761
    Prepaid Expenses                           144,548        658,493        619,044        631,211
    Investments                                     --             --             --             --
    Other                                           --             --             --             --
                                            ----------     ----------     ----------     ----------
TOTAL CURRENT ASSETS                        29,993,521     28,857,019     27,635,745     28,976,389
                                            ==========     ==========     ==========     ==========
PROPERTY, PLANT&EQUIP, @ COST               18,045,506     17,413,876     16,401,163     17,270,234
Less Accumulated Depreciation               10,116,216     10,089,067      9,754,969     10,474,429
Less Impairment of Assets                    1,987,657      1,537,462        999,872        950,058
                                            ----------     ----------     ----------     ----------
Net Book Value of PP & E                     5,941,633      5,787,346      5,646,322      5,845,747
                                            ==========     ==========     ==========     ==========
OTHER ASSETS:
     1. Tax Deposits                                --             --             --             --
     2. Investments in Subs                    692,933        692,933        692,933        745,183
     3. Deposits                                48,109         44,843         44,843         52,903
     4. Interests in Insurance Policies             --             --             --             --
     5. Note Receivable                        211,878        209,631        206,435        204,952
     6. Deferred Tax Asset                          --             --             --             --
     7. Goodwill                                    --             --             --             --
     8. Other Assets                                --             --             --             --
     9. Intercompany Non-filing                     --             --             --             --
     9. Intercompany                         7,042,714      7,042,714      7,042,714      7,042,714
    10. Post Petition Intercompany                  --             --             --             --
                                            ----------     ----------     ----------     ----------
       TOTAL ASSETS                         43,930,788     42,634,486     41,268,993     42,867,889
                                            ==========     ==========     ==========     ==========

                    * Per Schedules and Statement of Affairs

          MOR-2

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                        MONTH           MONTH          MONTH           MONTH          MONTH
EQUITY                                   FILING DATE*       JANUARY        FEBRUARY         MARCH           APRIL           MAY
---------------------                    ------------     ----------      ----------      ----------      ----------     ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      3,208,381       6,834,521       7,993,929       9,821,160     10,465,406
                                                          ----------      ----------      ----------      ----------     ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured            39,051,459      35,938,370      33,418,647      28,591,846      23,899,941     17,937,829
       Priority Debt                       1,696,831       1,143,283         776,800         725,368         691,935        642,036
       Federal Income Tax                   (876,237)       (876,237)       (876,237)       (876,237)       (876,237)            --
       FICA/Withholding                           --              --              --              --              --             --
       Unsecured Debt                      9,329,435       8,402,005       2,939,752       3,458,048       3,378,291      3,766,125
       Other                                      --              --              --              --              --             --
                                          ----------      ----------      ----------      ----------      ----------     ----------
   TOTAL PRE-PETITION LIABILITIES         49,201,487      44,607,421      36,258,962      31,899,025      27,093,930     22,345,990
                                          ----------      ----------      ----------      ----------      ----------     ----------
TOTAL LIABILITIES                         49,201,487      47,815,801      43,093,482      39,892,954      36,915,090     32,811,396
                                          ==========      ==========      ==========      ==========      ==========     ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                            --              --              --              --              --
       Common Stock                           50,000          50,000          50,000          50,000          50,000         50,000
ADDITIONAL PAID-IN CAPITAL                 1,137,516       1,137,516       1,137,516       1,137,516       1,137,516      1,137,516
RETAINED EARNINGS: Filing Date            16,707,435      16,707,435      16,707,435      16,707,435      16,707,435     16,707,435
RETAINED EARNINGS: Post Filing Date               --      (1,134,008)     (1,610,660)     (2,655,382)     (2,641,003)    (6,047,607)
                                          ----------      ----------      ----------      ----------      ----------     ----------
TOTAL OWNER'S EQUITY (NET WORTH)          17,894,951      16,760,943      16,284,291      15,239,570      15,253,948     11,847,345
                                          ----------      ----------      ----------      ----------      ----------     ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            67,096,439      64,576,745      59,377,774      55,132,523      52,169,038     44,658,740
                                          ==========      ==========      ==========      ==========      ==========     ==========

LIABILITIES & OWNER'S                        MONTH            MONTH            MONTH            MONTH
EQUITY                                       JUNE             JULY            AUGUST          SEPTEMBER
---------------------                     -----------      -----------      -----------      -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)      13,398,325       15,551,469       17,183,134       19,537,443
                                          -----------      -----------      -----------      -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured             13,381,292       11,011,542        8,536,432        7,744,469
       Priority Debt                          616,872          598,995          596,612          595,314
       Federal Income Tax                          --               --               --               --
       FICA/Withholding                            --               --               --               --
       Unsecured Debt                       4,104,795        3,953,895        3,779,646        3,788,488
       Other                                       --               --               --               --
                                          -----------      -----------      -----------      -----------
   TOTAL PRE-PETITION LIABILITIES          18,102,959       15,564,432       12,912,690       12,128,272
                                          -----------      -----------      -----------      -----------
TOTAL LIABILITIES                          31,501,284       31,115,902       30,095,824       31,665,715
                                          ===========      ===========      ===========      ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                            50,000           50,000           50,000           50,000
ADDITIONAL PAID-IN CAPITAL                  1,137,516        1,137,516        1,137,516        1,137,516
RETAINED EARNINGS: Filing Date             16,707,435       16,707,435       16,707,435       16,707,435
RETAINED EARNINGS: Post Filing Date        (5,465,438)      (6,376,366)      (6,376,366)      (6,376,366)
                                          -----------      -----------      -----------      -----------
TOTAL OWNER'S EQUITY (NET WORTH)           12,429,513       11,518,585       11,173,169       11,202,174
                                          -----------      -----------      -----------      -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                             43,930,798       42,634,486       41,268,993       42,867,889
                                          ===========      ===========      ===========      ===========

                    * Per Schedules and Statement of Affairs

          MOR-3

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                  MONTH         MONTH         MONTH         MONTH          MONTH
                                                 JANUARY      FEBRUARY        MARCH         APRIL           MAY
                                                ---------     ---------     ---------     ---------     ----------
TRADE ACCOUNTS PAYABLE                          1,044,829     3,914,832     3,945,750     4,366,632      2,928,866
                                                ---------     ---------     ---------     ---------     ----------
TAX PAYABLE
     Federal Payroll Taxes                             --       126,904       176,145        50,369        115,838
     State Payroll & Sales                          5,304        17,894        30,339         9,456          9,146
      Ad Valorem Taxes                             32,985        58,972        41,495        65,221         85,823
     Other Taxes                                       --            --            --            --             --
                                                ---------     ---------     ---------     ---------     ----------
TOTAL TAXES PAYABLE                                38,289       203,770       247,979       125,047        210,807
                                                =========     =========     =========     =========     ==========
SECURED DEBT POST-PETITION                      1,379,701     1,979,555     2,897,783     4,502,223      6,311,323
ACCRUED INTEREST PAYABLE                               --            --            --            --             --
* ACCRUED PROFESSIONAL FEES                            --            --            --        70,975         85,123
OTHER ACCRUED LIABILITIES:
     1. Incentive Compensation                     11,726            --            --            --             --
     2. Salaries                                   65,073       657,047       769,452       619,853        606,265
     3. Legal Fees                                 19,894        37,894        52,975            --             --
     4. Deposits ** See Trade A/P                                    --            --            --             --
     5. Unearned Revenue                                         41,424        79,989       136,429        194,547
     6. Associates Advances** See Trade A/P                          --            --            --
     7. Intercompany                              648,868            --            --            --        128,475
                                                ---------     ---------     ---------     ---------     ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         3,208,381     6,834,521     7,993,929     9,821,159     10,465,406
                                                =========     =========     =========     =========     ==========

                                                  MONTH          MONTH          MONTH          MONTH
                                                   JUNE           JULY          AUGUST       SEPTEMBER
                                                ----------     ----------     ----------     ----------
TRADE ACCOUNTS PAYABLE                           3,410,096      3,597,318      3,411,488      3,441,244
                                                ----------     ----------     ----------     ----------
TAX PAYABLE
     Federal Payroll Taxes                         139,370        115,878        200,789        210,785
     State Payroll & Sales                           1,517             58            116            116
      Ad Valorem Taxes                             106,866        124,457        153,208        201,908
     Other Taxes                                        --             --             --             --
                                                ----------     ----------     ----------     ----------
TOTAL TAXES PAYABLE                                247,753        240,393        354,113        412,809
                                                ==========     ==========     ==========     ==========
SECURED DEBT POST-PETITION                       8,487,632     10,519,585     12,469,203     14,239,830
ACCRUED INTEREST PAYABLE                                --             --             --             --
* ACCRUED PROFESSIONAL FEES                         80,632         97,567        106,382        129,566
OTHER ACCRUED LIABILITIES:
     1. Incentive Compensation                          --             --             --             --
     2. Salaries                                   741,137        486,456        319,486        370,597
     3. Legal Fees                                      --             --             --             --
     4. Deposits ** See Trade A/P                       --
     5. Unearned Revenue                           276,033        270,225        319,347        336,765
     6. Associates Advances** See Trade A/P             --             --             --             --
     7. Intercompany                               155,043        339,925        203,114        606,633
                                                ----------     ----------     ----------     ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         13,398,325     15,551,469     17,183,134     19,537,443
                                                ==========     ==========     ==========     ==========

* Payment Requires Court Approval.

         mor-4

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                               AD-VALOREM,
  DAYS                TOTAL        TRADE ACCTS     FED TAXES    STATE TAXES    OTHER TAXES       OTHER
  ----              ----------     ----------      ---------    -----------    -----------     ----------
 0-30               19,537,443      3,441,244        210,785            116        201,908     15,683,391
31-60                       --
61-90                       --
91 +                        --
TOTAL               19,537,443      3,441,244        210,785            116        201,908     15,683,391



                          AGING OF ACCOUNTS RECEIVABLE

     MONTH           JANUARY      FEBRUARY        MARCH         APRIL          MAY
     -----          ---------     ---------     ---------     ---------     ---------
 0-30 DAYS            261,371       120,896            --       491,136       638,476
31-60 DAYS          2,364,045     1,376,116            --            --       147,341
61-90 DAYS          1,727,237        20,060       275,223
91 + DAYS           2,359,381     2,401,923     2,680,185     2,955,408     1,762,328
TOTAL               6,712,033     3,918,996     2,955,408     3,446,544     2,548,145

     MONTH            JUNE          JULY         AUGUST       SEPTEMBER
     -----          ---------     ---------     ---------     ---------
 0-30 DAYS                 --            --            --            --
31-60 DAYS                 --            --            --            --
61-90 DAYS                 --            --            --            --
91 + DAYS           2,892,989     2,674,077     1,676,786     2,014,210
TOTAL               2,892,989     2,674,077     1,676,786     2,014,210


          MOR-5

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                           STATEMENT OF INCOME (LOSS)

                MONTH                     JANUARY        FEBRUARY          MARCH           APRIL            MAY
                -----                   ----------      ----------      ----------      ----------      ----------
REVENUES (MOR-1)                           417,178       3,324,980       7,399,242       8,604,669       8,779,028
TOTAL COST OF REVENUES                     310,660       3,525,686       6,427,716       7,185,566       6,418,981
GROSS PROFIT                               106,518        (200,706)        971,526       1,419,103       2,360,047
OPERATING EXPENSES:
       Selling & Marketing                 342,967          48,370         950,514         771,455         790,628
       General & Administrative            233,690       1,076,141         269,589         462,921         739,765
       Insiders Compensation                11,538          23,889          36,450          22,075          19,998
       Professional Fees                        --              --          32,910          59,171          31,940
       Correction of Liabilities                        (1,226,569)        504,950         (78,489)      3,984,104
       Other (attach list)                      --              --              --              --              --

                                        ----------      ----------      ----------      ----------      ----------
TOTAL OPERATING EXPENSES                   588,195         (78,169)      1,794,413       1,237,133       5,566,435
                                        ==========      ==========      ==========      ==========      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)       (481,677)       (122,537)       (822,887)        181,970      (3,206,388)
                                        ==========      ==========      ==========      ==========      ==========
INTEREST EXPENSE                           273,977        (250,926)             --          29,905          41,363
DEPRECIATION                               224,973         605,041         221,949         144,071         143,410
OTHER (INCOME) EXPENSE*                         --                            (114)         (6,385)         15,443
OTHER ITEMS**                              153,381              --              --              --              --
                                        ----------      ----------      ----------      ----------      ----------
TOTAL INT, DEPR & OTHER ITEMS              652,331         354,115         221,835         167,591         200,216
                                        ----------      ----------      ----------      ----------      ----------
NET INCOME BEFORE TAXES                 (1,134,008)       (476,652)     (1,044,722)         14,379      (3,406,604)
                                        ==========      ==========      ==========      ==========      ==========
FEDERAL INCOME TAXES                            --              --              --              --              --
                                        ----------      ----------      ----------      ----------      ----------
NET INCOME (LOSS) (MOR-1)               (1,134,008)       (476,652)     (1,044,722)         14,379      (3,406,604)
                                        ==========      ==========      ==========      ==========      ==========

                MONTH                         JUNE            JULY          AUGUST       SEPTEMBER     FILING TO DATE
                -----                   ----------      ----------      ----------      ----------     --------------
REVENUES (MOR-1)                         8,903,440       6,576,809       5,937,602       6,891,386       56,417,156
TOTAL COST OF REVENUES                   7,436,196       5,929,317       4,642,899       4,732,440       46,298,801
GROSS PROFIT                             1,467,244         647,492       1,294,703       2,158,946       10,118,355
OPERATING EXPENSES:
       Selling & Marketing                 589,133         968,129       1,013,280       1,514,244        6,645,754
       General & Administrative            412,675         359,332         357,475         385,744        4,063,641
       Insiders Compensation                20,192          18,462          27,692          18,462          187,220
       Professional Fees                    27,824          11,955          19,902              --          183,702
       Correction of Liabilities          (350,999)                                                       2,832,997
       Other (attach list)                      --              --              --              --               --

                                        ----------      ----------      ----------      ----------      -----------
TOTAL OPERATING EXPENSES                   698,825       1,357,878       1,418,349       1,918,450       13,913,314
                                        ==========      ==========      ==========      ==========      ===========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        768,419        (710,386)       (123,646)        240,496       (3,794,959)
                                        ==========      ==========      ==========      ==========      ===========
INTEREST EXPENSE                            47,801          63,564          84,367          74,809           90,883
DEPRECIATION                               142,120         141,831         139,835         136,032        1,674,289
OTHER (INCOME) EXPENSE*                     (3,671)         (4,553)         (4,117)            650           (2,747)
OTHER ITEMS**                                   --              --              --                               --
                                        ----------      ----------      ----------      ----------      -----------
TOTAL INT, DEPR & OTHER ITEMS              186,250         200,842         220,085         211,491        1,762,425
                                        ----------      ----------      ----------      ----------      -----------
NET INCOME BEFORE TAXES                    582,169        (911,228)       (343,731)         29,005       (5,557,384)
                                        ==========      ==========      ==========      ==========      ===========
FEDERAL INCOME TAXES                            --              --              --              --               --
                                        ----------      ----------      ----------      ----------      -----------
NET INCOME (LOSS) (MOR-1)                  582,169        (911,228)       (343,731)         29,005       (5,557,384)
                                        ==========      ==========      ==========      ==========      ===========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

          MOR-6

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11



                                                            MONTH         MONTH          MONTH         MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY       FEBRUARY        MARCH         APRIL          MAY
-------------------------------                           ---------     ---------      ---------     ---------     ---------
  1.  CASH - BEGINNING OF MONTH                             528,790     1,294,818        421,289     1,068,687     1,842,942
RECEIPTS:
  2.  CASH SALES                                             46,445     1,052,504      3,631,853     4,128,935     3,002,822
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                   1,948,011     1,938,198        963,588       443,986       750,706
  4.  LOANS & ADVANCES (ATTACH LIST)                             --                                         --            --
  5.  INTERCOMPANY                                               --                                         --       841,144
  6.  OTHER (ATTACH LIST)                                        --        31,014                           --            --
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL RECEIPTS                                            1,994,456     3,021,716      4,595,441     4,572,921     4,594,672
                                                          =========     =========      =========     =========     =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                --         1,658
  8.  PAYROLL TAXES PAID                                    147,652            --                       46,933         2,121
  9.  SALES, USE & OTHER TAXES PAID                              --        21,419         26,816        38,888        37,464
 10.  SECURED / RENTAL / LEASES                             506,704     1,032,362      1,990,495     1,333,670     1,743,523
 11.  UTILITIES                                                  --        43,725        121,018       116,414       115,730
 12.  INSURANCE                                             106,736       118,270        157,853        86,760       130,749
 13.  INVENTORY PURCHASES                                    84,723     1,086,334        469,394       764,311       935,955
 14.  VEHICLE EXPENSES                                       13,492        14,572         16,140        15,717        16,633
 15.  TRAVEL ENTERTAINMENT                                    4,801         7,752         14,372         5,188        11,652
 16.  REPAIRS, MAINTENANCE & SUPPLIES                         7,296        59,938        220,440       148,670       280,729
 17.  ADMINISTRATIVE & SELLING                               61,458        57,079        138,425       152,345       179,719
 18.  INTERCOMPANY                                          295,565     1,236,463        301,743       524,130       469,845
 19.  CUSTOMER DEPOSITS                                                   210,569
 20.  DELIVERY                                                              5,103        488,409       547,261       654,126
 21.  OTHER (ATTACH LIST)                                        --
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                       1,228,429     3,895,245      3,945,106     3,780,287     4,578,246
                                                          =========     =========      =========     =========     =========
 20.  PROFESSIONAL FEES                                          --                        1,088         8,380         9,136
 21.  U.S. TRUSTEE FEES                                          --                           --        10,000           250
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --                        1,850            --         2,500
                                                          ---------     ---------      ---------     ---------     ---------
TOTAL DISBURSEMENTS                                       1,228,429     3,895,245      3,948,043     3,798,667     4,590,132
                                                          =========     =========      =========     =========     =========
 23.  NET CASH FLOW                                         766,027      (873,528)       647,398       774,254         4,540
                                                          ---------     ---------      ---------     ---------     ---------
 24.  CASH - END OF MONTH (MOR-2)                         1,294,818       421,289      1,068,687     1,842,942     1,847,481
                                                          =========     =========      =========     =========     =========

                                                            MONTH         MONTH          MONTH           MONTH         FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JUNE          JULY          AUGUST        SEPTEMBER           DATE
-------------------------------                           ---------     ---------      ---------      ----------      -----------
  1.  CASH - BEGINNING OF MONTH                           1,847,481     2,452,190      1,916,279       1,508,830        1,294,818
RECEIPTS:
  2.  CASH SALES                                          4,410,447     4,495,795      4,613,009       3,408,614       28,743,981
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --            --             --         337,425        4,433,903
  4.  LOANS & ADVANCES (ATTACH LIST)                             --            --             --              --               --
  5.  INTERCOMPANY                                          517,630            --                                       1,358,774
  6.  OTHER (ATTACH LIST)                                        --            --             --              --           31,014
                                                          ---------     ---------      ---------      ----------      -----------
TOTAL RECEIPTS                                            4,928,077     4,495,795      4,613,009       3,746,039       34,567,671
                                                          =========     =========      =========      ==========      ===========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                                             --         562,669          564,328
  8.  PAYROLL TAXES PAID                                                                      --         109,095          158,148
  9.  SALES, USE & OTHER TAXES PAID                          12,544        51,550         12,870          96,852          298,403
 10.  SECURED / RENTAL / LEASES                           1,623,920     1,564,332        156,889         158,299        9,603,489
 11.  UTILITIES                                             107,917       113,012        111,168          91,608          820,593
 12.  INSURANCE                                             118,057       103,163        433,569         150,296        1,298,717
 13.  INVENTORY PURCHASES                                 1,531,322     1,753,066      2,990,179       2,358,174       11,888,734
 14.  VEHICLE EXPENSES                                       15,674        14,009         15,722          15,102          123,569
 15.  TRAVEL ENTERTAINMENT                                    8,369         8,614         11,244           5,219           72,410
 16.  REPAIRS, MAINTENANCE & SUPPLIES                       253,695       151,714        177,765         140,012        1,432,965
 17.  ADMINISTRATIVE & SELLING                              195,489       170,600        127,449          87,691        1,108,797
 18.  INTERCOMPANY                                            8,488       901,303        969,718         221,934        4,633,625
 19.  CUSTOMER DEPOSITS                                          --       176,056             --              --          386,625
 20.  DELIVERY                                              443,235        10,172             --              --        2,148,305
 21.  OTHER (ATTACH LIST)                                                                     --              --               --
                                                          ---------     ---------      ---------      ----------      -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                       4,318,710     5,017,591      5,006,573       3,996,950       34,538,707
                                                          =========     =========      =========      ==========      ===========
 20.  PROFESSIONAL FEES                                       4,660        14,116         13,884              --           51,264
 21.  U.S. TRUSTEE FEES                                          --            --             --              --           10,250
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --            --             --          26,712           31,062
                                                          ---------     ---------      ---------      ----------      -----------
TOTAL DISBURSEMENTS                                       4,323,369     5,031,707      5,020,458       4,023,662           92,576
                                                          =========     =========      =========      ==========      ===========
 23.  NET CASH FLOW                                         604,708      (535,912)      (407,448)       (277,624)         (63,612)
                                                          ---------     ---------      ---------      ----------      -----------
 24.  CASH - END OF MONTH (MOR-2)                         2,452,190     1,916,279      1,508,830       1,231,207        1,231,207
                                                          =========     =========      =========      ==========      ===========

                     * applies to Individual debtor's only.

          MOR-7

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                  Bank of America     Investment Acct      Amsouth Bank    Bank of America
---------                                                  ---------------     ---------------   ---------------    ---------------
ACCOUNT NUMBER                                                # 3755500179                          # 5000119268

ACCOUNT TYPE                                                  OPERATING           OPERATING         DEPOSITORY           PAYROLL
                                                           ---------------     ---------------   ---------------    ---------------
BANK BALANCE                                                       953,337                  --                --            244,792
DEPOSIT IN TRANSIT                                                      --                  --                --                 --
OUTSTANDING CHECKS                                                      --                  --                --                 --
                                                           ---------------     ---------------   ---------------    ---------------
ADJUSTED BANK BALANCE                                              953,337                  --                --            244,792
                                                           ===============     ===============   ===============    ===============
BEGINNING CASH - PER BOOKS                                         821,540             496,802            73,494             86,588
RECEIPTS                                                         3,746,039                  --                --                 --
TRANSFERS BETWEEN ACCOUNTS                                         634,026            (496,802)          (73,494)           158,204
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                  --                  --                --                 --
CHECKS / OTHER DISBURSEMENTS                                    (4,245,268)                 --                --                 --
                                                           ---------------     ---------------   ---------------    ---------------
ENDING CASH - PER BOOKS                                            956,337                   0                (0)           244,792
                                                           ===============     ===============   ===============    ===============

BANK NAME                                                1st National Bryan       Petty Cash
---------                                                ------------------    ---------------
ACCOUNT NUMBER                                                  # 30889301

ACCOUNT TYPE                                                  DEPOSITORY         OTHER FUNDS          GRAND TOTAL
                                                           ---------------     ---------------      ---------------
BANK BALANCE                                                            --              30,078            1,228,207
DEPOSIT IN TRANSIT                                                      --                  --                   --
OUTSTANDING CHECKS                                                      --                  --                   --
                                                           ---------------     ---------------      ---------------
ADJUSTED BANK BALANCE                                                   --              30,078            1,228,207
                                                           ===============     ===============      ===============
BEGINNING CASH - PER BOOKS                                              --              30,406            1,508,830
RECEIPTS                                                                --                  --            3,746,039
TRANSFERS BETWEEN ACCOUNTS                                              --                  --              221,934
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                  --                  --                   --
CHECKS / OTHER DISBURSEMENTS                                            --                (328)          (4,245,596)
                                                           ---------------     ---------------      ---------------
ENDING CASH - PER BOOKS                                                 --              30,078            1,231,207
                                                           ===============     ===============      ===============


          MOR-8

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                           MONTH        MONTH        MONTH      MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                         JANUARY      FEBRUARY      MARCH      APRIL       MAY
---------------------------------                                         --------     --------     ------     ------     ------
 1. Finis F. Teeter/President HSTR General Holdings                             --           --         --         --         --
 2. Ronald McCaslin/VP, Director HSTR General Holdings                          --           --         --         --         --
 3. Charles N. Carney, Jr./VP, Director HSTR Gen Hold/Salary, Expense        9,231       19,274     29,527     16,460     15,383
 4. Richard A. Carver/VP HSTR General Holdings                                  --           --         --         --         --
 5. Jackie Holland/VP HSTR General Holdings                                     --           --         --         --         --
 6. Craig A. Reynolds/VP, Secretary HSTR General Holdings                       --           --         --         --         --
 7. Kristi E. Gross/Asst Secretary HSTR General Holdings                        --           --         --         --         --
 8. Mary Morton/Asst Secretary HSTR General Holdings                         2,308        4,615      6,923      4,615      4,615
 9. Dennis L. Jones/President, Director HSTR Retail Holdings                    --           --         --         --         --
10. Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold                     --           --         --         --         --
11. Robert Grier/Secretary, Director HSTR Retail Hold                           --           --         --         --         --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold                --           --         --         --         --
                                                                          --------     --------     ------     ------     ------
TOTAL INSIDERS (MOR-1)                                                      11,538       23,889     36,450     21,075     19,998
                                                                          ========     ========     ======     ======     ======

                                                                          MONTH      MONTH       MONTH         MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                          JUNE       JULY       AUGUST      SEPTEMBER
---------------------------------                                         ------     ------     --------     ---------
 1. Finis F. Teeter/President HSTR General Holdings                           --         --           --           --
 2. Ronald McCaslin/VP, Director HSTR General Holdings                        --         --           --           --
 3. Charles N. Carney, Jr./VP, Director HSTR Gen Hold/Salary, Expense     15,577     13,846       20,769       13,846
 4. Richard A. Carver/VP HSTR General Holdings                                --         --           --           --
 5. Jackie Holland/VP HSTR General Holdings                                   --         --           --           --
 6. Craig A. Reynolds/VP, Secretary HSTR General Holdings                     --         --           --           --
 7. Kristi E. Gross/Asst Secretary HSTR General Holdings                      --         --           --           --
 8. Mary Morton/Asst Secretary HSTR General Holdings                       4,615      4,615        6,923        4,615
 9. Dennis L. Jones/President, Director HSTR Retail Holdings                  --         --           --           --
10. Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold                   --         --           --           --
11. Robert Grier/Secretary, Director HSTR Retail Hold                         --         --           --           --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold              --         --           --           --
                                                                          ------     ------     --------     --------
TOTAL INSIDERS (MOR-1)                                                    20,192     18,462       27,692       18,462
                                                                          ======     ======     ========     ========

                                      MONTH        MONTH        MONTH        MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE        JANUARY      FEBRUARY      MARCH        APRIL         MAY
-----------------------------        --------     --------     --------     --------     --------
1. Floyd, Isgur, Rios & Warlich            --           --        1,088        2,430        4,702
2. Strategic Capital Corporation           --           --           --        5,950        4,434
3                                          --           --           --           --           --
4.                                         --           --           --           --           --
5.                                         --           --           --           --           --
6.                                         --           --           --           --           --
                                     --------     --------     --------     --------     --------
TOTAL PROFESSIONALS (MOR-1)                --           --        1,088        8,380        9,136
                                     ========     ========     ========     ========     ========

                                      MONTH        MONTH        MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE         JUNE         JULY         AUGUST      SEPTEMBER
-----------------------------        --------     --------     --------     ---------
1. Floyd, Isgur, Rios & Warlich         2,802           --           --          457
2. Strategic Capital Corporation        1,858        5,475        1,764        2,436
3.                                         --           --           --           --
4.                                         --           --           --           --
5.                                         --           --           --           --
6.                                         --           --           --           --
                                     --------     --------     --------     --------
TOTAL PROFESSIONALS (MOR-1)             4,660        5,475        1,764        2,893
                                     ========     ========     ========     ========


          MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  NATIONWIDE NC HOMES, INC.                               PETITION DATE:  JANUARY 11, 2001

                                                                                    CASE NUMBER: 01-80031-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH SEPTEMBER YEAR 2001
                                           ---------      ----

          MONTH                           JANUARY       FEBRUARY       MARCH          APRIL         MAY
          -----                          ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                           (259,689)      606,755     1,417,085     1,401,761       832,806
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (270,827)   (4,936,786)   (1,163,245)   (1,090,159)   (2,522,459)
NET INCOME (LOSS) (MOR-6)                  (347,722)   (5,017,156)   (1,240,140)   (1,089,774)   (2,521,761)
PAYMENTS TO INSIDERS (MOR-9)                     --            --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --            --           644         4,484
TOTAL DISBURSEMENTS (MOR-8)                 152,875       865,599     1,592,857     1,418,792     1,077,514
          MONTH                             JUNE           JULY        AUGUST       SEPTEMBER
          -----                          ----------    ----------    ----------    ----------
REVENUES (MOR-6)                            963,650       749,276       507,008       486,366
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (815,547)     (703,270)     (548,994)     (347,981)
NET INCOME (LOSS) (MOR-6)                  (814,314)     (703,143)     (548,994)     (347,262)
PAYMENTS TO INSIDERS (MOR-9)                     --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)             1,656         2,132           840           812
TOTAL DISBURSEMENTS (MOR-8)                 780,214       668,510       340,734       377,810


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                     EXP.
                                                    DATE
                                                    ----
CASUALTY                    YES (X)  NO ( )       06/30/02
LIABILITY                   YES (X)  NO ( )       06/30/02
VEHICLE                     YES (X)  NO ( )       06/30/02
WORKER'S                    YES (X)  NO ( )       03/27/02
OTHER - DIRECTOR/OFFICER    YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                              CIRCLE ONE
          Are all accounts receivable being collected within terms?                            YES    NO

          Are all posted-petition liabilities, including taxes, being paid within terms?       YES    NO

          Have any pre-petition liabilities been paid?                                         YES    NO
          If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
          WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

          Are all funds received being deposited into DIP bank accounts?                       YES    NO

          Were any assets disposed of outside the normal course of business?                   YES    NO
          If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES MADE
          PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

          Are all U.S. Trustee Quarterly Fee Payments current?                                 YES    NO

          What is the status of your Plan of Reorganization? PLAN OF
          REORGANIZATION CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE
          OF REORGANIZATION - OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                           ------------------------------------

                                    TITLE   Vice President of Finance
                                           ------------------------------------


     MOR-1

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11




                           COMPARATIVE BALANCE SHEETS

               ASSETS                                       MONTH         MONTH          MONTH          MONTH         MONTH
                                          FILING DATE*     JANUARY       FEBRUARY        MARCH          APRIL          MAY
                                          -----------    -----------   -----------    -----------   -----------    -----------
CURRENT ASSETS
    Cash                                      161,100        492,593       392,147        872,088       805,576        432,907
    Accounts Receivable, Net                6,232,287      4,913,054     3,691,493      2,566,744     1,998,419         44,990
    Inventory: Lower of Cost or Market     12,358,890     12,429,169    10,324,611      8,294,869     6,356,429             --
    Prepaid Expenses                           71,082         61,154        42,604         55,582        37,724             --
    Investments                                    --             --            --             --            --             --
    Other                                          --             --            --             --            --             --
                                          -----------    -----------   -----------    -----------   -----------    -----------
TOTAL CURRENT ASSETS                       18,823,359     17,895,970    14,450,855     11,789,283     9,198,148        477,897
                                          ===========    ===========   ===========    ===========   ===========    ===========

PROPERTY, PLANT&EQUIP, @ COST               5,116,397      5,048,396     5,048,396      5,048,396     4,785,982      4,370,032
Less Accumulated Depreciation               1,834,947      1,888,132     1,965,026      2,041,921     1,994,722      1,904,980
Less Impairment of Assets                                                2,678,207      2,678,207     2,386,097      2,465,052
                                          -----------    -----------   -----------    -----------   -----------    -----------
Net Book Value of PP & E                    3,281,450      3,160,263       405,163        328,268       405,163             --
                                          ===========    ===========   ===========    ===========   ===========    ===========

OTHER ASSETS:
    1.  Tax Deposits                               --             --            --             --            --             --
    2.  Investments in Subs                        --             --            --             --            --             --
    3.  Deposits                                  720            720           720            720           720            720
    4.  Interests in Insurance Policies            --             --            --             --            --             --
    5.  Note Receivable                        17,950         16,900            --         57,075        57,075             --
    6.  Deferred Tax Asset                         --             --            --        110,611       110,611             --
    7.  Goodwill                                 (929)            --            --             --            --             --
    8.  Post Petition Intercompany                                                                                      41,535
    9.  Other Assets                          114,505        114,087       110,611             --            --             --
                                          -----------    -----------   -----------    -----------   -----------    -----------
       TOTAL ASSETS                        22,237,054     21,187,940    14,967,349     12,285,957     9,771,716        520,152
                                          ===========    ===========   ===========    ===========   ===========    ===========
               ASSETS                           MONTH         MONTH         MONTH          MONTH
                                                JUNE          JULY          AUGUST       SEPTEMBER
CURRENT ASSETS
    Cash                                        455,014       455,699        432,663        346,447
    Accounts Receivable, Net                     44,655        85,459       (451,629)      (539,104)
    Inventory: Lower of Cost or Market               --      (248,195)    (1,020,766)      (139,176)
    Prepaid Expenses                              7,774        23,188         14,923         39,350
    Investments                                      --            --             --             --
    Other                                            --            --             --             --
                                            -----------   -----------    -----------    -----------
TOTAL CURRENT ASSETS                            507,443       316,152     (1,024,810)      (292,482)
                                            ===========   ===========    ===========    ===========

PROPERTY, PLANT&EQUIP, @ COST                 4,280,075     3,311,532      2,652,245      2,222,885
Less Accumulated Depreciation                 1,925,128     1,519,436      1,251,289      1,075,182
Less Impairment of Assets                     2,354,947     1,792,096      1,400,956      1,147,703
                                            -----------   -----------    -----------    -----------
Net Book Value of PP & E                             --            (0)            (0)            (0)
                                            ===========   ===========    ===========    ===========

OTHER ASSETS:
    1.  Tax Deposits                                 --            --             --             --
    2.  Investments in Subs                          --            --             --             --
    3.  Deposits                                    720           (60)           (60)           (60)
    4.  Interests in Insurance Policies              --            --             --             --
    5.  Note Receivable                              --            --             --           (200)
    6.  Deferred Tax Asset                           --            --             --             --
    7.  Goodwill                                     --            --             --             --
    8.  Post Petition Intercompany               47,213       (15,723)        17,000        (31,224)
    9.  Other Assets                                 --            --             --             --
                                            -----------   -----------    -----------    -----------
       TOTAL ASSETS                             555,375       300,369     (1,007,870)      (323,966)
                                            ===========   ===========    ===========    ===========


                    * Per Schedules and Statement of Affairs

     MOR-2

CASE NAME:  NATIONWIDE NC HOMES, INC.               CASE NUMBER: 01-80031-G3-11




                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH         MONTH           MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*     JANUARY       FEBRUARY         MARCH          APRIL           MAY
---------------------                   -----------    -----------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      404,558      1,938,122      1,893,829      1,723,302      1,051,118
                                                       -----------    -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured           13,293,465     12,810,736     11,287,943      9,809,242      6,857,899             --
       Priority Debt                        440,223        405,517        266,548        243,712        242,577        186,000
       Federal Income Tax                        --       (228,170)      (228,170)      (228,170)      (228,170)            --
       Fica/withholding                          --             --             --             --             --             --
       Unsecured Debt                     2,168,043      1,834,818        756,880        861,458      2,552,534      3,181,221
       Intercompany Non-filing                   --          3,211             --             --             --             --
       Intercompany                      19,648,866     19,618,537     19,624,446     19,624,446     19,631,909     19,631,909
       Other                                     --             --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES        35,550,597     34,444,647     31,707,647     30,310,688     29,056,748     22,999,129
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                        35,550,597     34,849,205     33,645,769     32,204,517     30,780,051     24,050,248
                                        ===========    ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --
       Common Stock                              10             10             10             10             10             10
ADDITIONAL PAID-IN CAPITAL                    9,990          9,990          9,990          9,990          9,990          9,990
RETAINED EARNINGS: FILING DATE          (13,323,543)   (13,323,543)   (13,323,543)   (13,323,543)   (13,323,543)   (13,323,543)
RETAINED EARNINGS: POST FILING DATE              --       (347,722)    (5,364,878)    (6,605,017)    (7,694,791)   (10,216,553)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)        (13,313,543)   (13,661,265)   (18,678,420)   (19,918,560)   (21,008,334)   (23,530,096)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY (DEFICIT):                22,237,054     21,187,941     14,967,371     12,285,956      9,771,716        520,174
                                        ===========    ===========    ===========    ===========    ===========    ===========
LIABILITIES & OWNER'S                       MONTH          MONTH          MONTH          MONTH
EQUITY                                      JUNE           JULY          AUGUST        SEPTEMBER
---------------------                    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)      1,587,078      1,823,254      1,860,311      1,888,051
                                         -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --        (65,763)      (820,047)        38,048
       Priority Debt                         201,163        201,163        248,140        197,358
       Federal Income Tax                         --
       Fica/withholding                           --             --             --             --
       Unsecured Debt                      3,479,636      3,757,359      3,789,506      4,020,867
       Intercompany Non-filing                    --             --             --             --
       Intercompany                       19,631,909     19,631,909     19,631,909     19,631,909
       Other                                      --             --             --
                                         -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES         23,312,707     23,524,668     22,849,508     23,888,183
                                         -----------    -----------    -----------    -----------
TOTAL LIABILITIES                         24,899,785     25,347,922     24,709,819     25,776,234
                                         ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                               10             10             10             10
ADDITIONAL PAID-IN CAPITAL                     9,990          9,990          9,990          9,990
RETAINED EARNINGS: FILING DATE           (13,323,543)   (13,323,543)   (13,323,543)   (13,323,543)
RETAINED EARNINGS: POST FILING DATE      (11,030,867)   (11,734,010)   (11,734,010)   (11,734,010)
                                         -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (24,344,410)   (25,047,553)   (25,717,734)   (26,100,200)
                                         -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY (DEFICIT):                    555,375        300,369     (1,007,892)      (323,966)
                                         ===========    ===========    ===========    ===========




     MOR-3

CASE NAME: NATIONWIDE NC HOMES, INC.                CASE NUMBER: 01-80031-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH        MONTH         MONTH       MONTH        MONTH
                                           JANUARY      FEBRUARY       MARCH       APRIL         MAY
                                          ----------   ----------   ----------   ----------   ----------
TRADE ACCOUNTS PAYABLE                        60,722      446,931      348,213      861,659    1,021,008
                                          ----------   ----------   ----------   ----------   ----------
TAX PAYABLE
     Federal Payroll Taxes                    25,000       44,964       45,482       56,387       20,486
     State Payroll & SALES                        37       16,406       25,201       13,751       10,474
     Ad Valorem Taxes                          3,450        3,450       10,350       13,800       13,800
     Other Taxes                                  --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                           28,487       64,820       81,033       83,938       44,760
                                          ==========   ==========   ==========   ==========   ==========
SECURED DEBT POST-PETITION                        --           --           --           --           --
ACCRUED INTEREST PAYABLE                          --           --           --           --           --
* ACCRUED PROFESSIONAL FEES                       --           --           --           --           --
OTHER ACCRUED LIABILITIES:
     1. Deposits (Moved to Trade May)         60,002      109,591      417,489      249,079           --
     2. Salaries                               5,656      232,474      229,790       93,826      (14,650)
     3. Cost of Sales                                     776,909      513,574      417,507           --
     4. Intercompany                         249,691      307,398      303,730       17,293           --
                                          ----------   ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      404,558    1,938,122    1,893,828    1,723,302    1,051,118
                                          ==========   ==========   ==========   ==========   ==========
                                             MONTH         MONTH        MONTH          MONTH
                                             JUNE          JULY         AUGUST       SEPTEMBER
                                          ----------    ----------    ----------    ----------
TRADE ACCOUNTS PAYABLE                     1,541,039     1,800,365     1,918,642     1,894,008
                                          ----------    ----------    ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                    18,620        12,707        24,673        28,540
     State Payroll & SALES                    16,979        11,536        12,166         9,140
     Ad Valorem Taxes                         13,800        13,800        13,800        13,800
     Other Taxes                                  --            --            --            --
                                          ----------    ----------    ----------    ----------
TOTAL TAXES PAYABLE                           49,399        38,043        50,638        51,480
                                          ==========    ==========    ==========    ==========
SECURED DEBT POST-PETITION                        --            --       (74,279)      (38,048)
ACCRUED INTEREST PAYABLE                          --            --            --            --
* ACCRUED PROFESSIONAL FEES                       --            --            --            --
OTHER ACCRUED LIABILITIES:
     1. Deposits (Moved to Trade May)             --            --            --            --
     2. Salaries                              (3,360)      (15,154)      (34,690)      (19,389)
     3. Cost of Sales                             --            --            --            --
     4. Intercompany                              --            --            --            --
                                          ----------    ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)    1,587,078     1,823,254     1,860,311     1,888,051
                                          ==========    ==========    ==========    ==========

* Payment Requires Court Approval

         MOR-4

CASE NAME: NATIONWIDE NC HOMES, INC.                CASE NUMBER: 01-80031-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

           DAYS                                                                          AD-VALOREM,
                            TOTAL        TRADE ACCTS      FED TAXES      STATE TAXES     OTHER TAXES         OTHER
                        -------------   -------------   -------------   -------------   -------------    -------------
           0-30             1,888,051       1,894,008          28,540           9,140          13,800          (57,437)
          31-60                    --
          61-90                    --
          91 +                     --
          TOTAL             1,888,051       1,894,008          28,540           9,140          13,800          (57,437)


                          AGING OF ACCOUNTS RECEIVABLE

          MONTH       JANUARY    FEBRUARY     MARCH       APRIL         MAY
                     ---------   ---------   ---------   ---------   ---------
        0-30 DAYS      229,299     348,213          --          --          --
        31-60 DAYS     180,759     149,034          --          --          --
        61-90 DAYS     561,115      84,434      44,710          --          --
        91 + DAYS    3,941,881   3,458,025   2,522,034   1,998,419      44,990
          TOTAL      4,913,054   4,039,706   2,566,744   1,998,419      44,990
          MONTH        JUNE       JULY        AUGUST      SEPTEMBER
                     ---------   ---------   ---------    ---------
        0-30 DAYS           --          --    (537,089)    (624,564)
        31-60 DAYS          --          --          --           --
        61-90 DAYS          --          --          --           --
        91 + DAYS       44,655      85,459      85,459       85,459
          TOTAL         44,655      85,459    (451,629)    (539,104)

     MOR-5

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11
                                                                  01-80031-G3-11
                                                                  01-80031-G3-11
                                                                  01-80031-G3-11


                           STATEMENT OF INCOME (LOSS)

                 MONTH                 JANUARY       FEBRUARY       MARCH         APRIL          MAY
                 -----                ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                        (259,689)      606,755     1,417,085     1,401,761       832,806
TOTAL COST OF REVENUES                  (116,734)    1,299,867     2,168,923     2,196,205     1,015,132
GROSS PROFIT                            (142,955)     (693,112)     (751,838)     (794,444)     (182,326)
OPERATING EXPENSES:
       Selling & Marketing                91,253       215,606       170,382       217,291       134,194
       General & Administrative           36,619       157,819       190,343       140,911       141,943
       Insiders Compensation                  --                          --            --            --
       Professional Fees                      --                      49,095        14,410           250
       Impairment of Assets                   --     3,870,249         1,587       (76,897)    2,063,746
       Other (attach list)                    --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                 127,872     4,243,674       411,407       295,715     2,340,133
                                      ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (270,827)   (4,936,786)   (1,163,245)   (1,090,159)   (2,522,459)
                                      ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                              --
DEPRECIATION                              76,895        80,370        76,895            --            --
OTHER (INCOME) EXPENSE *                      --                                      (385)         (698)
OTHER ITEMS **                                --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS             76,895        80,370        76,895          (385)         (698)
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                 (347,722)   (5,017,156)   (1,240,140)   (1,089,774)   (2,521,761)
                                      ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                          --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)               (347,722)   (5,017,156)   (1,240,140)   (1,089,774)   (2,521,761)
                                      ==========    ==========    ==========    ==========    ==========
                 MONTH                  JUNE           JULY         AUGUST      SEPTEMBER    FILING TO DATE
                 -----                ----------    ----------    ----------    ----------   --------------
REVENUES (MOR-1)                         953,650       749,276       507,008       486,366     6,347,952
TOTAL COST OF REVENUES                 1,558,356     1,179,524       851,596       597,771     9,567,507
GROSS PROFIT                            (604,706)     (430,248)     (344,588)     (111,405)   (3,219,555)
OPERATING EXPENSES:
       Selling & Marketing               439,181       124,660       103,421       122,352     1,311,481
       General & Administrative          (34,498)      140,562       100,985       112,709       792,955
       Insiders Compensation                  --            --            --            --            --
       Professional Fees                   5,553                                                  69,308
       Impairment of Assets             (199,395)                                    1,515     1,790,556
       Other (attach list)                               7,800            --            --         7,800
                                      ----------    ----------    ----------    ----------    ----------
                                                                                                      --
TOTAL OPERATING EXPENSES                 210,841       273,022       204,406       236,576     3,972,101
                                      ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (815,547)     (703,270)     (548,994)     (347,981)   (7,191,656)
                                      ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                                          (127)                                     (127)
DEPRECIATION                                  --            --            --            --        76,895
OTHER (INCOME) EXPENSE *                  (1,233)                                     (719)       (3,035)
OTHER ITEMS **                                --                                                      --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS             (1,233)         (127)           --          (719)       73,733
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                 (814,314)     (703,143)     (548,994)     (347,262)   (7,265,389)
                                      ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                          --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)               (814,314)     (703,143)     (548,994)     (347,262)   (7,265,389)
                                      ==========    ==========    ==========    ==========    ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


     MOR-6

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11




CASH RECEIPTS AND                                         MONTH        MONTH         MONTH        MONTH         MONTH
DISBURSEMENTS                                            JANUARY      FEBRUARY       MARCH        APRIL          MAY
                                                        ----------   ----------    ----------   ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             161,100      492,593       392,147      872,087       805,574
RECEIPTS:
 2.  CASH SALES                                            293,967      932,858       948,534      643,975       824,768
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                     273,042      147,044     1,101,253      568,325             0
 4.  LOANS & ADVANCES (ATTACH LIST)                             --                          0                          0
 5.  SALE OF ASSETS                                             --                          0                          0
 6.  CUSTOMER DEPOSITS                                         578                          0                          0
 7.  INTERCOMPANY                                               --                     23,010      139,979             0
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL RECEIPTS                                             567,587    1,079,901     2,072,797    1,352,279       824,768
                                                        ==========   ==========    ==========   ==========    ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                --
 9.  PAYROLL TAXES PAID                                      3,437                     21,371       45,118            --
10.  SALES, USE & OTHER TAXES PAID                              --       16,205                                   30,674
11.  SECURED / RENTAL / LEASES                              83,161      666,115     1,141,984      839,063       727,481
12.  UTILITIES                                                  --       11,907        32,882       21,886        26,608
13.  INSURANCE                                              19,569       21,700        35,200       44,460        18,144
14.  INVENTORY PURCHASES                                    25,410       94,018        97,505      184,829        90,762
15.  VEHICLE EXPENSES                                        5,237        4,063         4,330        4,041         4,439
16.  TRAVEL ENTERTAINMENT                                    2,151          204         4,300        5,729         4,099
17.  REPAIRS, MAINTENANCE & SUPPLIES                         8,381       17,291       172,698      170,179       129,689
18.  ADMINISTRATIVE & SELLING                                5,529        3,695         3,000        6,624         5,346
19.  INTERCOMPANY                                           83,218      279,577                                  124,724
20.  DELIVERY                                                    0       65,574        79,496       88,220        30,735
21.  OTHER (ATTACH LIST)                                        --           --
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        236,093    1,180,347     1,592,767    1,410,148     1,192,702
                                                        ==========   ==========    ==========   ==========    ==========
21.  PROFESSIONAL FEES                                          --                         90          644         4,484
22.  U.S. TRUSTEE FEES                                          --                                   8,000           250
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --                          0
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS                                        236,093    1,180,347     1,592,857    1,418,792     1,197,436
                                                        ==========   ==========    ==========   ==========    ==========
24.  NET CASH FLOW                                         331,493     (100,446)      479,940      (66,512)     (372,668)
                                                        ----------   ----------    ----------   ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                           492,593      392,147       872,087      805,574       432,906
                                                        ==========   ==========    ==========   ==========    ==========
CASH RECEIPTS AND                                         MONTH         MONTH        MONTH        MONTH        FILING TO
DISBURSEMENTS                                             JUNE          JULY        AUGUST      SEPTEMBER        DATE
                                                        ----------   ----------   ----------    ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             432,907      455,014      455,699       432,663       392,147
RECEIPTS:
 2.  CASH SALES                                            529,368      467,870           --            --     3,414,515
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --           --      227,428       187,037     2,084,043
 4.  LOANS & ADVANCES (ATTACH LIST)                             --           --           --            --            --
 5.  SALE OF ASSETS                                             --           --           --            --            --
 6.  CUSTOMER DEPOSITS                                          --           --           --            --            --
 7.  INTERCOMPANY                                          272,953      202,096       90,270       104,557       832,864
                                                        ----------   ----------   ----------    ----------    ----------
TOTAL RECEIPTS                                             802,320      669,966      317,698       291,594     6,331,423
                                                        ==========   ==========   ==========    ==========    ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                                                    78,357        78,357
 9.  PAYROLL TAXES PAID                                                   7,717        3,851        23,314       101,372
10.  SALES, USE & OTHER TAXES PAID                          16,372       11,713        6,988        18,301        84,047
11.  SECURED / RENTAL / LEASES                             502,773       29,850       31,835        14,400     3,287,386
12.  UTILITIES                                              23,833       22,878       17,980        10,511       156,578
13.  INSURANCE                                              20,893       11,139        5,470        39,979       175,285
14.  INVENTORY PURCHASES                                    65,073      554,657      238,684       166,749     1,398,258
15.  VEHICLE EXPENSES                                        2,336        1,925        2,894         1,865        21,830
16.  TRAVEL ENTERTAINMENT                                    8,991        2,238       15,612         8,180        49,148
17.  REPAIRS, MAINTENANCE & SUPPLIES                       108,689       14,700       15,540        13,113       624,607
18.  ADMINISTRATIVE & SELLING                                7,122        1,518        1,041           762        25,413
19.  INTERCOMPANY                                                                                                124,724
20.  DELIVERY                                               22,478           --           --            --       220,929
21.  OTHER (ATTACH LIST)                                                                                              --
                                                        ----------   ----------   ----------    ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        778,558      658,334      339,894       375,531     6,347,934
                                                        ==========   ==========   ==========    ==========    ==========
21.  PROFESSIONAL FEES                                       1,656        2,064          840           968        10,745
22.  U.S. TRUSTEE FEES                                                                    --            --         8,250
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                          8,882           --         1,312        10,194
                                                        ----------   ----------   ----------    ----------    ----------
TOTAL DISBURSEMENTS                                        780,214      669,281      340,734       377,810     6,377,124
                                                        ==========   ==========   ==========    ==========    ==========
24.  NET CASH FLOW                                          22,107          685      (23,036)      (86,217)      (45,701)
                                                        ----------   ----------   ----------    ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                           455,014      455,699      432,663       346,447       346,447
                                                        ==========   ==========   ==========    ==========    ==========

                     * applies to Individual debtor's only.


     MOR-7

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11




                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                Bank of America         BB&T          Bank of America    Bank of America
---------                                                ---------------    ---------------    ---------------    ---------------
ACCOUNT NUMBER                                            # 3755500234        # 5210952421
ACCOUNT TYPE                                               OPERATING            EXPENSE          INVESTMENT           PAYROLL
                                                         ---------------    ---------------    ---------------    ---------------
BANK BALANCE                                                     308,528                 --                 --             35,919
DEPOSIT IN TRANSIT                                                                                                             --
OUTSTANDING CHECKS                                                    --                 --                                    --
                                                         ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE                                            308,528                 --                 --             35,919
                                                         ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS                                       291,939              5,172            124,034              6,518
RECEIPTS                                                         187,037                 --                 --                 --
TRANSFERS BETWEEN ACCOUNTS                                       207,362             (5,172)          (124,034)            29,401
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                 --                 --                 --
CHECKS / OTHER DISBURSEMENTS                                    (377,810)                --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS                                          308,528                 (0)                 0             35,919
                                                         ===============    ===============    ===============    ===============
BANK NAME                                                  Petty Cash
---------                                                ---------------
ACCOUNT NUMBER
ACCOUNT TYPE                                               OTHER FUNDS           TOTAL
                                                         ---------------    ---------------
BANK BALANCE                                                       2,000            346,447
DEPOSIT IN TRANSIT                                                    --                 --
OUTSTANDING CHECKS                                                    --                 --
                                                         ---------------    ---------------
ADJUSTED BANK BALANCE                                              2,000            346,447
                                                         ===============    ===============
BEGINNING CASH - PER BOOKS                                         5,000            432,663
RECEIPTS                                                              --            187,037
TRANSFERS BETWEEN ACCOUNTS                                        (3,000)           104,557
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                 --
CHECKS / OTHER DISBURSEMENTS                                                       (377,810)
                                                         ---------------    ---------------
ENDING CASH - PER BOOKS                                            2,000            346,447
                                                         ===============    ===============

     MOR-8

CASE NAME: NATIONWIDE NC HOMES, INC.                CASE NUMBER: 01-80031-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                            MONTH      MONTH        MONTH       MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                          JANUARY    FEBRUARY      MARCH       APRIL        MAY
---------------------------------                         ---------   ---------   ---------   ---------   ---------
1. Charles N. Carney, Jr./President, Director                    --          --          --          --          --
2. Craig A. Reynolds/VP, Secretary, Treasurer, Director          --          --          --          --          --
3. Mary Morton/Assistant Secretary                               --          --          --          --          --
4. Kristi E. Gross/Assistant Secretary                           --          --          --          --          --
5                                                                --          --          --          --          --
6                                                                --          --          --          --          --
                                                          ---------   ---------   ---------   ---------   ---------
TOTAL INSIDERS (MOR-1)                                           --          --          --          --          --
                                                          =========   =========   =========   =========   =========
                                                           MONTH       MONTH      MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                          JUNE        JULY       AUGUST     SEPTEMBER
---------------------------------                        ---------   ---------   ---------   ---------
1. Charles N. Carney, Jr./President, Director                   --          --          --          --
2. Craig A. Reynolds/VP, Secretary, Treasurer, Director         --          --          --          --
3. Mary Morton/Assistant Secretary                              --          --          --          --
4. Kristi E. Gross/Assistant Secretary                          --          --          --          --
5                                                               --          --          --          --
6                                                               --          --          --          --
                                                         ---------   ---------   ---------   ---------
TOTAL INSIDERS (MOR-1)                                          --          --          --          --
                                                         =========   =========   =========   =========

                                    MONTH      MONTH        MONTH       MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY    FEBRUARY      MARCH       APRIL        MAY
-----------------------------     ---------   ---------   ---------   ---------   ---------
Floyd, Isgur, Rios & Warlich             --          --          90         644       1,764
2. Strategic Capital Corporation         --          --          --          --       2,720
3.                                       --          --          --          --          --
4.                                       --          --          --          --          --
5.                                       --          --          --          --          --
6.                                       --          --          --          --          --
                                  ---------   ---------   ---------   ---------   ---------
TOTAL PROFESSIONALS (MOR-1)              --          --          90         644       4,484
                                  =========   =========   =========   =========   =========
                                    MONTH      MONTH       MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE       JUNE        JULY       AUGUST     SEPTEMBER
-----------------------------     ---------   ---------   ---------   ---------
Floyd, Isgur, Rios & Warlich            608                      --          --
2. Strategic Capital Corporation      1,048       2,132         840         812
3.                                       --          --          --          --
4.                                       --          --          --          --
5.                                       --          --          --          --
6.                                       --          --          --          --
                                  ---------   ---------   ---------   ---------
TOTAL PROFESSIONALS (MOR-1)           1,656       2,132         840         812
                                  =========   =========   =========   =========


     MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  NATIONWIDE WEST, L. P.                                      PETITION DATE: JANUARY 11, 2001

                                                                                       CASE NUMBER: 01-80033-G3-12

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER YEAR  2001
                                            ---------       ----

            MONTH                         JANUARY       FEBRUARY       MARCH         APRIL          MAY
            -----                        ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                           (191,863)      151,035     1,316,048     1,194,694     1,188,756
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (139,434)   (1,940,228)     (147,828)     (108,431)   (1,489,473)
NET INCOME (LOSS) (MOR-6)                  (237,837)   (2,018,854)     (139,730)     (116,980)   (1,496,304)
PAYMENTS TO INSIDERS (MOR-9)                  6,923        15,347        20,769        11,818        11,429
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --           252           410         3,767
TOTAL DISBURSEMENTS (MOR-8)                 216,749       980,355       497,647       783,388       986,758
            MONTH                           JUNE         JULY         AUGUST       SEPTEMBER
            -----                        ----------   ----------    ----------    ----------
REVENUES (MOR-6)                          1,449,252    1,159,354     1,185,691       519,852
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       58,439     (447,721)      (72,158)     (346,171)
NET INCOME (LOSS) (MOR-6)                    47,864     (461,801)      (83,258)     (360,115)
PAYMENTS TO INSIDERS (MOR-9)                  9,231        9,231        13,846         9,231
PAYMENTS TO PROFESSIONALS (MOR-9)             2,120        2,836         1,176         1,288
TOTAL DISBURSEMENTS (MOR-8)                 673,545      470,736       560,980       588,382

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                    EXP.
                                                    DATE
                                                    ----
CASUALTY                    YES (X)  NO ( )       06/30/02
LIABILITY                   YES (X)  NO ( )       06/30/02
VEHICLE                     YES (X)  NO ( )       06/30/02
WORKER'S                    YES (X)  NO ( )       04/01/02
OTHER - DIRECTOR/OFFICER    YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                             YES   NO

Are all posted-petition liabilities, including taxes, being paid within terms?        YES   NO

Have any pre-petition liabilities been paid?                                          YES   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                        YES   NO

Were any assets disposed of outside the normal course of business?                    YES   NO

If so, describe.
                 -----------------------------------------------------------

----------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                  YES   NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                        I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                        SIGNED  /s/ CRAIG A. REYNOLDS
                               -------------------------------------------

                        TITLE   Vice President of Finance
                               -------------------------------------------

     MOR-1

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11




                           COMPARATIVE BALANCE SHEETS

                                                         MONTH        MONTH        MONTH        MONTH         MONTH
               ASSETS                    FILING DATE*   JANUARY      FEBRUARY      MARCH        APRIL          MAY
               ------                     ----------   ----------   ----------   ----------   ----------    ---------
CURRENT ASSETS
    Cash                                     265,800      632,185      278,194      506,032      292,862      169,766
    Accounts Receivable, Net               2,897,936    2,021,238    1,000,500      752,438      765,497      469,504
    Inventory: Lower of Cost or Market    10,525,500   10,901,964   10,444,133    9,309,148    8,702,889    2,414,537
    Prepaid Expenses                         133,011      120,336      104,941      123,155       89,745       27,792
    Investments                                   --           --           --           --           --           --
    Other                                         --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------    ---------
TOTAL CURRENT ASSETS                      13,822,248   13,675,723   11,827,767   10,690,772    9,850,992    3,081,600
                                          ==========   ==========   ==========   ==========   ==========    =========
PROPERTY, PLANT&EQUIP, @ COST              3,393,093    3,393,093    3,282,710    3,282,710    3,228,604    2,671,747
Less Accumulated Depreciation              2,045,581    2,087,921    2,081,140    2,115,151    2,112,597    1,762,881
Less Reserve for Impairment                       --           --      632,316      632,316      527,866      589,300
                                          ----------   ----------   ----------   ----------   ----------    ---------
Net Book Value of PP & E                   1,347,512    1,305,172      569,254      535,243      588,141      319,565
                                          ==========   ==========   ==========   ==========   ==========    =========
OTHER ASSETS:
    1.  Tax Deposits                              --           --                        --           --           --
    2.  Investments in Subs                       --           --                        --           --           --
    3.  Deposits                              22,311       22,311       22,311       22,311       22,311       21,860
    4.  Interests in Insurance Policies           --           --           --           --           --           --
    5.  Note Receivable                       54,769       41,689        8,570       41,279       31,802         (151)
    6.  Deferred Tax Asset                        --           --           --           --           --           --
    7.  Goodwill                             145,850      145,850           --           --           --           --
    8.  Other Assets                         479,648      477,565      477,565      477,564      477,564           --
    9.  Intercompany Non Filing Company                                 10,000       10,000       10,000           --
                                          ----------   ----------   ----------   ----------   ----------    ---------
       TOTAL ASSETS                       15,872,338   15,668,310   12,915,468   11,777,169   10,980,809    3,422,874
                                          ==========   ==========   ==========   ==========   ==========    =========
                                          MONTH        MONTH         MONTH         MONTH
               ASSETS                     JUNE         JULY         AUGUST        SEPTEMBER
               ------                  -----------  ------------  ------------   -----------
CURRENT ASSETS
    Cash                                   235,920        99,852       181,530       123,355
    Accounts Receivable, Net               258,014       483,435       240,226       (65,621)
    Inventory: Lower of Cost or Market   2,208,519     1,723,694     1,562,131       (62,891)
    Prepaid Expenses                        27,155       (27,767)      (38,591)      (45,304)
    Investments                                 --            --            --            --
    Other                                       --            --            --            --
                                       -----------  ------------  ------------   -----------
TOTAL CURRENT ASSETS                     2,729,608     2,279,215     1,945,295       (50,461)
                                       ===========  ============  ============   ===========
PROPERTY, PLANT&EQUIP, @ COST            2,381,869     2,378,308     2,359,643     1,172,392
Less Accumulated Depreciation            1,632,694     1,651,353     1,658,860       849,405
Less Reserve for Impairment                436,439       416,355       396,898       332,388
                                       -----------  ------------  ------------   -----------
Net Book Value of PP & E                   312,735       310,600       303,884        (9,400)
                                       ===========  ============  ============   ===========
OTHER ASSETS:                                                               --            --
    1.  Tax Deposits                                                        --            --
    2.  Investments in Subs                                                 --            --
    3.  Deposits                            21,860        14,890        14,890         6,830
    4.  Interests in Insurance Policies         --                          --            --
    5.  Note Receivable                       (561)         (971)         (971)        9,116
    6.  Deferred Tax Asset                      --            --            --            --
    7.  Goodwill                                --            --            --            --
    8.  Other Assets                            --            --            --            --
    9.  Intercompany Non Filing Company         --            --            --            --
                                       -----------  ------------  ------------   -----------
       TOTAL ASSETS                      3,063,642     2,603,734     2,263,098       (43,915)
                                       ===========  ============  ============   ===========

                    * Per Schedules and Statement of Affairs

     MOR-2

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11




                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*     JANUARY       FEBRUARY         MARCH          APRIL           MAY
---------------------                   -----------    -----------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      731,205      1,531,964      1,663,374      1,639,085      1,379,296
    PRE-PETITION LIABILITIES:                    --             --
       Notes Payable - Secured           11,086,291     10,644,338     10,069,367      9,160,106      8,107,751      1,868,242
       Priority Debt                        561,231        393,905        205,953        166,567        164,436        119,101
       Federal Income Tax                                 (140,368)      (140,368)      (140,368)      (140,368)            --
       FICA/Withholding                          --             --             --             --             --             --
       Unsecured Debt                     1,240,078      1,436,842        466,748        482,525        734,735      1,077,369
       Intercompany                      10,328,598     10,184,084     10,144,517     10,185,247     10,332,432     10,332,432
       Other                                     --             --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL PRE-PETITION LIABILITIES           23,216,198     22,518,801     20,746,218     19,854,077     19,198,986     13,397,144
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                        23,216,198     23,250,007     22,278,182     21,517,451     20,838,071     14,776,440
                                        ===========    ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --
       Common Stock                              10             10             10             10             10             10
ADDITIONAL PAID-IN CAPITAL                    9,990          9,990          9,990          9,990          9,990          9,990
RETAINED EARNINGS: FILING DATE           (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)
RETAINED EARNINGS: POST FILING DATE              --       (237,837)    (2,018,854)    (2,396,422)    (2,513,402)    (4,009,706)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (7,343,860)    (7,581,697)    (9,362,714)    (9,740,282)    (9,857,262)   (11,353,566)
                                        -----------    -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                           15,872,338     15,668,310     12,915,468     11,777,169     10,980,809      3,422,874
                                        ===========    ===========    ===========    ===========    ===========    ===========
LIABILITIES & OWNER'S                      MONTH          MONTH         MONTH           MONTH
EQUITY                                     JUNE           JULY          AUGUST        SEPTEMBER
---------------------                   -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)     1,203,264      1,384,961      1,139,822         60,120
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured            1,444,115      1,157,733        941,515          4,125
       Priority Debt                        128,976        134,189        133,500        123,731
       Federal Income Tax                        --             --             --             --
       FICA/Withholding                          --             --             --             --
       Unsecured Debt                     1,260,557      1,361,835      1,497,347      1,715,542
       Intercompany                      10,332,432     10,332,432     10,332,432     10,332,432
       Other                                     --             --             --             --
                                        -----------    -----------    -----------    -----------
TOTAL PRE-PETITION LIABILITIES           13,166,080     12,986,189     12,904,794     12,175,831
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES                        14,369,344     14,371,151     14,044,616     12,235,951
                                        ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                              10             10             10             10
ADDITIONAL PAID-IN CAPITAL                    9,990          9,990          9,990          9,990
RETAINED EARNINGS: FILING DATE           (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)
RETAINED EARNINGS: POST FILING DATE      (3,961,842)    (4,423,556)    (4,423,556)    (4,423,556)
                                        -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)        (11,305,702)   (11,767,416)   (11,781,517)   (12,279,865)
                                        -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            3,063,642      2,603,734      2,263,098        (43,915)
                                        ===========    ===========    ===========    ===========



                    * Per Schedules and Statement of Affairs

     MOR-3

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11




                     SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH         MONTH        MONTH         MONTH         MONTH
                                           JANUARY      FEBRUARY       MARCH         APRIL          MAY
                                          ----------   ----------    ----------    ----------    ----------
TRADE ACCOUNTS PAYABLE                       180,238      410,773       939,552       644,408       405,924
                                          ----------   ----------    ----------    ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                    42,794       48,973        58,058        42,716        22,191
     State Payroll & Sales                        --      (12,363)      (12,899)       (5,957)       10,039
     Ad Valorem Taxes                          6,222        4,599        16,361        21,301        25,175
     Other Taxes                                  --           --            --            --            --
                                          ----------   ----------    ----------    ----------    ----------
TOTAL TAXES PAYABLE                           49,016       41,208        61,520        58,061        57,405
                                          ==========   ==========    ==========    ==========    ==========
SECURED DEBT POST-PETITION                        --      125,870       310,474       500,159       603,083
ACCRUED INTEREST PAYABLE                          --           --            --            --            --
* ACCRUED PROFESSIONAL FEES                       --        5,000         4,208         1,805            --
OTHER ACCRUED LIABILITIES:
     1. Deposits                              57,913       71,654            --            --            --
     2. Salaries                               7,864      110,495       112,460        93,416        57,171
     3. Cost of Sales                             --      448,232            --            --            --
     4. Associates Advances                       --       27,559        27,559       118,042       118,042
     5. Intercompany                         436,174      291,172       207,601       223,194       137,671
                                          ----------   ----------    ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      731,205    1,531,964     1,663,374     1,639,085     1,379,296
                                          ==========   ==========    ==========    ==========    ==========


                                            MONTH        MONTH        MONTH         MONTH
                                             JUNE        JULY         AUGUST      SEPTEMBER
                                          ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                       327,190      263,357      480,112       439,630
                                          ----------   ----------   ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                    34,158       29,677       45,185        49,862
     State Payroll & Sales                    18,232       20,518       23,064        15,193
     Ad Valorem Taxes                         30,095       31,227      (34,622)       19,264
     Other Taxes                                  --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                           82,485       81,422       33,627        84,319
                                          ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION                   409,975      652,749           --           526
ACCRUED INTEREST PAYABLE                          --           --           --            --
* ACCRUED PROFESSIONAL FEES                       --           --           --            --
OTHER ACCRUED LIABILITIES:
     1. Deposits                                  --           --           --            --
     2. Salaries                              71,853       60,929       49,787        (2,029)
     3. Cost of Sales                             --           --           --            --
     4. Associates Advances                  212,216      239,523      528,315            --
     5. Intercompany                          99,545       86,980       47,981      (462,326)
                                          ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)    1,203,264    1,384,961    1,139,822        60,120
                                          ==========   ==========   ==========    ==========



                       * PAYMENT REQUIRES COURT APPROVAL.

     MOR-4

CASE NAME: NATIONWIDE WEST, L.P.                     CASE NUMBER: 01-80033-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                                                   AD-VALOREM,
DAYS                     TOTAL       TRADE ACCTS      FED TAXES    STATE TAXES    OTHER TAXES        OTHER
----                  ------------   ------------   ------------   ------------   ------------    ------------
            0-30            60,120        439,630         49,862         15,193         19,264        (463,829)
            31-60               --
            61-90               --
                                                                                            91+             --
            TOTAL           60,120        439,630         49,862         15,193         19,264        (463,829)


                          AGING OF ACCOUNTS RECEIVABLE

           MONTH       JANUARY       FEBRUARY      MARCH        APRIL          MAY
         ----------   ----------    ----------   ----------   ----------   ----------
          0-30 DAYS      (61,818)           --           --           --           --
         31-60 DAYS      476,651            --           --           --           --
         61-90 DAYS      461,388       201,235           --           --           --
          91 + DAYS    1,145,017       799,264      752,438      765,497      469,504
            TOTAL      2,021,238     1,000,500      752,438      765,497      469,504
           MONTH         JUNE         JULY         AUGUST     SEPTEMBER
         ----------   ----------    ----------   ----------   ----------

          0-30 DAYS                                                  --
         31-60 DAYS                                                  --
         61-90 DAYS
          91 + DAYS      258,014      483,435      240,226      (65,621)
            TOTAL        258,014      483,435      240,226      (65,621)


     MOR-5

CASE NAME: NATIONWIDE WEST, L.P.     CASE NUMBER: 01-80033-G3-11 01-80033-G3-11




                           STATEMENT OF INCOME (LOSS)

                MONTH                  JANUARY      FEBRUARY         MARCH         APRIL           MAY
                -----                 ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                        (191,863)      151,035     1,316,048     1,194,694     1,188,756
TOTAL COST OF REVENUES                  (159,529)       51,398     1,460,271     1,120,933     1,362,503
GROSS PROFIT                             (32,334)       99,637      (144,223)       73,761      (173,747)
OPERATING EXPENSES:
       Selling & Marketing                78,814       175,013       152,797        87,802       127,172
       General & Administrative           21,363        70,704        64,398        98,273        65,360
       Insiders Compensation               6,923        15,347        20,769        11,817        14,440
       Professional Fees                      --                       2,500        12,721         7,437
       Impairment of Assets                          1,778,801      (236,859)                  1,101,317
       Other (attach list)                    --            --            --       (28,421)           --

                                      ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                 107,100     2,039,865         3,605       182,192     1,315,726
                                      ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (139,434)   (1,940,228)     (147,828)     (108,431)   (1,489,473)
INTEREST EXPENSE                          56,063        42,514            --         2,628            --
DEPRECIATION                              42,340        36,112        34,728         6,831         6,831
OTHER (INCOME) EXPENSE *                      --            --       (42,826)         (910)           --
OTHER ITEMS **                                --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS             98,403        78,626        (8,098)        8,549         6,831
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                 (237,837)   (2,018,854)     (139,730)     (116,980)   (1,496,304)
                                      ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                          --            --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)               (237,837)   (2,018,854)     (139,730)     (116,980)   (1,496,304)
                                      ==========    ==========    ==========    ==========    ==========
                MONTH                    JUNE          JULY         AUGUST      SEPTEMBER     FILING TO DATE
                                      ----------    ----------    ----------    ----------    --------------
REVENUES (MOR-1)                       1,449,252     1,159,354     1,185,691       519,852         7,972,819
TOTAL COST OF REVENUES                 1,562,082     1,344,727     1,028,246       668,909         8,439,540
GROSS PROFIT                            (112,830)     (185,373)      157,445      (149,057)         (466,721)
OPERATING EXPENSES:
       Selling & Marketing               157,408       110,421       113,870        62,461         1,065,758
       General & Administrative           98,592       138,976       101,876       121,913           781,455
       Insiders Compensation               9,231         9,231        13,846         9,231           110,835
       Professional Fees                   9,496         3,720            11          (601)           35,284
       Impairment of Assets             (445,996)           --            --         4,110         2,201,374
       Other (attach list)                    --            --            --            --           (28,421)
                                                                                                          --
                                      ----------    ----------    ----------    ----------    --------------
TOTAL OPERATING EXPENSES                (171,269)      262,348       229,603       197,114         4,166,285
                                      ==========    ==========    ==========    ==========    ==============
INCOME BEFORE INT, DEPR/TAX (MOR-1)       58,439      (447,721)      (72,158)     (346,171)       (4,633,006)
INTEREST EXPENSE                           3,719         7,245         4,385            --           116,554
DEPRECIATION                               6,830         6,835         6,715        13,944           161,166
OTHER (INCOME) EXPENSE *                      26                          --            --           (43,710)
OTHER ITEMS **                                                                                            --
                                      ----------    ----------    ----------    ----------    --------------
TOTAL INT, DEPR & OTHER ITEMS             10,575        14,080        11,100        13,944           234,010
                                      ----------    ----------    ----------    ----------    --------------
NET INCOME BEFORE TAXES                   47,864      (461,801)      (83,258)     (360,115)       (4,867,016)
                                      ==========    ==========    ==========    ==========    ==============
FEDERAL INCOME TAXES                          --            --                                            --
                                      ----------    ----------    ----------    ----------    --------------
NET INCOME (LOSS) (MOR-1)                 47,864      (461,801)      (83,258)     (360,115)       (4,867,016)
                                      ==========    ==========    ==========    ==========    ==============


   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

     MOR-6

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11




                                                          MONTH         MONTH        MONTH        MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                          JANUARY      FEBRUARY       MARCH        APRIL          MAY
-------------------------------                         ----------   ----------    ----------   ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             265,800      632,185       278,194      506,032       292,863
RECEIPTS:
 2.  CASH SALES                                             51,832      952,052       658,569      563,090       817,034
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                     428,760      110,241       196,875           --
 4.  LOANS & ADVANCES (ATTACH LIST)                             --                         --
 5.  SALE OF ASSETS                                             --                         --
 6.  CUSTOMER DEPOSITS                                       8,346      110,084            --
 7.  INTERCOMPANY                                           94,196                         --        7,127        46,627
 8.  REFUNDS                                                    --        2,244            --
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL RECEIPTS                                             583,134    1,174,621       855,444      570,217       863,661
                                                        ==========   ==========    ==========   ==========    ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 9.  NET PAYROLL                                                --
10.  PAYROLL TAXES PAID                                         --      320,232         5,906       10,361         2,844
11.  SALES, USE & OTHER TAXES PAID                              --        5,980            --        2,729         8,308
12.  SECURED / RENTAL / LEASES                             181,835      526,590       155,900      422,764       369,845
13.  UTILITIES                                                  --          868        22,915       19,453        21,772
14.  INSURANCE                                              15,479       19,538        52,176       10,662        10,997
15.  INVENTORY PURCHASES                                        --       22,836       126,239      160,219       382,355
16.  VEHICLE EXPENSES                                        4,114        3,578         3,918        3,319         3,292
17.  TRAVEL ENTERTAINMENT                                    2,316        1,832         1,645        5,030         1,319
18.  REPAIRS, MAINTENANCE & SUPPLIES                           404       10,613        33,399       31,307        56,391
19.  ADMINISTRATIVE & SELLING                               12,600        7,011        23,748       33,821        67,990
20.  INTERCOMPANY                                               --      548,785       129,958
21.  DELIVERY                                                   --       53,261        71,550       75,813        57,628
22.  CUSTOMER REFUNDS                                                     7,490
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        216,749    1,528,612       627,353      775,477       982,741
                                                        ==========   ==========    ==========   ==========    ==========
21.  PROFESSIONAL FEES                                          --                        252          410         3,767
22.  U.S. TRUSTEE FEES                                          --                                   7,500           250
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS                                        216,749    1,528,612       627,605      783,386       986,758
                                                        ==========   ==========    ==========   ==========    ==========
24.  NET CASH FLOW                                         366,385     (353,991)      227,839     (213,169)     (123,097)
                                                        ----------   ----------    ----------   ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                           632,185      278,194       506,032      292,863       169,766
                                                        ==========   ==========    ==========   ==========    ==========
                                                           MONTH        MONTH        MONTH        MONTH          FILING TO
CASH RECEIPTS AND DISBURSEMENTS                            JUNE         JULY         AUGUST     SEPTEMBER          DATE
-------------------------------                         ----------   ----------    ----------   ----------    --------------
 1.  CASH - BEGINNING OF MONTH                             169,766      235,920        99,852      181,530           265,800
RECEIPTS:
 2.  CASH SALES                                            826,248      366,274       716,788      194,402         5,146,289
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                                       --            --      305,846         1,041,722
 4.  LOANS & ADVANCES (ATTACH LIST)                                                                                       --
 5.  SALE OF ASSETS                                                                                                       --
 6.  CUSTOMER DEPOSITS                                                                                               118,430
 7.  INTERCOMPANY                                                                                   29,959           177,909
 8.  REFUNDS                                                                                                           2,244
                                                        ----------   ----------    ----------   ----------    --------------
TOTAL RECEIPTS                                             826,248      366,274       716,788      530,207         6,486,594
                                                        ==========   ==========    ==========   ==========    ==============
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 9.  NET PAYROLL                                                            131            --       90,016            90,147
10.  PAYROLL TAXES PAID                                         --           --         1,276       23,271           363,890
11.  SALES, USE & OTHER TAXES PAID                          13,813       30,385        22,776       23,509           107,499
12.  SECURED / RENTAL / LEASES                             363,782       29,387        20,539       17,410         2,088,051
13.  UTILITIES                                              26,589       16,752        17,220        6,446           132,015
14.  INSURANCE                                              13,100       20,699            --        8,830           151,481
15.  INVENTORY PURCHASES                                   104,403      352,835       480,001      408,407         2,037,294
16.  VEHICLE EXPENSES                                        2,946        2,627         2,575        1,281            27,650
17.  TRAVEL ENTERTAINMENT                                    2,772        1,249         1,762        1,259            19,184
18.  REPAIRS, MAINTENANCE & SUPPLIES                        73,163       19,860         6,899        1,766           233,801
19.  ADMINISTRATIVE & SELLING                               13,751        9,719         6,746        2,399           177,783
20.  INTERCOMPANY                                           86,549       13,613        74,129                        853,034
21.  DELIVERY                                               57,108           --            --           --           315,360
22.  CUSTOMER REFUNDS                                           --                                                     7,490
                                                        ----------   ----------    ----------   ----------    --------------
TOTAL DISBURSEMENTS FROM OPERATIONS                        757,974      497,257       633,922      584,594         6,604,679
                                                        ==========   ==========    ==========   ==========    ==============
21.  PROFESSIONAL FEES                                       2,120                      1,187                          7,735
22.  U.S. TRUSTEE FEES                                          --           --            --           --             7,750
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                          5,086            --        3,788             8,874
                                                        ----------   ----------    ----------   ----------    --------------
TOTAL DISBURSEMENTS                                        760,094      502,342       635,109      588,382         6,629,038
                                                        ==========   ==========    ==========   ==========    ==============
24.  NET CASH FLOW                                          66,154     (136,068)       81,678      (58,175)         (142,444)
                                                        ----------   ----------    ----------   ----------    --------------
25.  CASH - END OF MONTH (MOR-2)                           235,920       99,852       181,530      123,355           123,355
                                                        ==========   ==========    ==========   ==========    ==============




                     * applies to Individual debtor's only.

     MOR-7

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-12




                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001


BANK NAME                                                Bank of America    Bank of America    Colorado Springs
---------                                                ---------------    ---------------    ---------------
ACCOUNT NUMBER                                             # 3755500140                           # 60453

ACCOUNT TYPE                                                OPERATING          PAYROLL            DEPOSITORY
                                                         ---------------    ---------------    ---------------
BANK BALANCE                                                     101,644             19,811                 --
DEPOSIT IN TRANSIT                                                    --                 --                 --
OUTSTANDING CHECKS                                                    --                 --                 --
                                                               ---------             ------             ------
ADJUSTED BANK BALANCE                                            101,644             19,811                 --
                                                               =========             ======             ======
BEGINNING CASH - PER BOOKS                                       174,724               (294)                --
RECEIPTS                                                         500,248                 --
TRANSFERS BETWEEN ACCOUNTS                                        15,054             20,105                 --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                 --
CHECKS / OTHER DISBURSEMENTS                                    (588,382)                --                 --
ENDING CASH - PER BOOKS                                          101,644             19,811                 --
                                                               =========             ======             ======
BANK NAME                                                  Petty Cash
---------                                                ---------------
ACCOUNT NUMBER
                                                                                 GRAND
ACCOUNT TYPE                                               OTHER FUNDS           TOTAL
                                                         ---------------    ---------------
BANK BALANCE                                                       1,900            123,355
DEPOSIT IN TRANSIT                                                    --                 --
OUTSTANDING CHECKS                                                    --                 --
ADJUSTED BANK BALANCE                                              1,900            123,355
BEGINNING CASH - PER BOOKS                                         7,100            181,530
RECEIPTS                                                              --            500,248
TRANSFERS BETWEEN ACCOUNTS                                        (5,200)            29,959
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                                   --
CHECKS / OTHER DISBURSEMENTS                                          --           (588,382)
ENDING CASH - PER BOOKS                                            1,900            123,355
                                                                  ======           ========



     MOR-8

CASE NAME: NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                    MONTH       MONTH       MONTH        MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                   JANUARY    FEBRUARY     MARCH        APRIL        MAY
---------------------------------                                  ---------   ---------   ---------   ---------   ---------
 1. Finis F. Teeter/President HSTR General Holdings                       --          --          --
 2. Ronald Mccaslin/VP, Director Hstr General Holdings                    --          --          --
 3. Charles N. Carney, Jr./VP, Director Hstr General Holdings             --          --          --
 4. Richard A. Carver/VP Hstr General Holdings                            --          --          --
 5. Jackie Holland/VP Hstr General Holdings                               --          --          --
 6. Craig A. Reynolds/VP, Secretary Hstr General Holdings                 --          --          --
 7. Kristi E. Gross/Asst Secretary Hstr General Holdings                  --          --          --
 8. Mary Morton/Asst Secretary Hstr General Holdings                      --          --          --
 9. Dennis L. Jones/President, Director Hstr Retail Holdings              --          --          --
10. Ronald Krueger/VP, Treasurer, Director Hstr Retail Hold               --          --          --
11. Robert Grier/Secretary, Director Hstr Retail Hold                     --          --          --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer Hstr Ret Hold          --          --          --
13. Raymond M. McKinney/President Pacific Ii Homes/salary              6,923      15,347      20,769      11,818      11,429
                                                                   ---------   ---------   ---------   ---------   ---------
TOTAL INSIDERS (MOR-1)                                                 6,923      15,347      20,769      11,818      11,429
                                                                   =========   =========   =========   =========   =========
                                                                     MONTH       MONTH      MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                    JUNE        JULY       AUGUST     SEPTEMBER
---------------------------------                                  ---------   ---------   ---------   ---------
 1. Finis F. Teeter/President HSTR General Holdings                                   --          --          --
 2. Ronald McCaslin/VP, Director Hstr General Holdings                                --          --          --
 3. Charles N. Carney, Jr./VP, Director Hstr General Holdings                         --          --          --
 4. Richard A. Carver/VP Hstr General Holdings                                        --          --          --
 5. Jackie Holland/VP Hstr General Holdings                                           --          --          --
 6. Craig A. Reynolds/VP, Secretary Hstr General Holdings                             --          --          --
 7. Kristi E. Gross/Asst Secretary Hstr General Holdings                              --          --          --
 8. Mary Morton/Asst Secretary Hstr General Holdings                                  --          --          --
 9. Dennis L. Jones/President, Director Hstr Retail Holdings                          --          --          --
10. Ronald Krueger/VP, Treasurer, Director Hstr Retail Hold                           --          --          --
11. Robert Grier/Secretary, Director Hstr Retail Hold                                 --          --          --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer Hstr Ret Hold                      --          --          --
13. Raymond M. McKinney/President Pacific II Homes/salary              9,231       9,231      13,846       9,231
                                                                   ---------   ---------   ---------   ---------
TOTAL INSIDERS (MOR-1)                                                 9,231       9,231      13,846       9,231
                                                                   =========   =========   =========   =========

                                                                     MONTH       MONTH       MONTH       MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE                                       JANUARY    FEBRUARY      MARCH       APRIL        MAY
-----------------------------                                      ---------   ---------   ---------   ---------   ---------
 1. Floyd, Isgur, Rios & Warlich                                          --          --         252         410       1,685
 2. Strategic Capital Corporation                                         --          --          --          --       2,082
 3                                                                        --          --          --          --          --
 4                                                                        --          --          --          --          --
 5                                                                        --          --          --          --          --
 6                                                                        --          --          --          --          --
                                                                   ---------   ---------   ---------   ---------   ---------
TOTAL PROFESSIONALS (MOR-1)                                               --          --         252         410       3,767
                                                                   =========   =========   =========   =========   =========
                                                                     MONTH       MONTH       MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE                                        JUNE        JULY       AUGUST     SEPTEMBER
-----------------------------                                      ---------   ---------   ---------   ---------
 1. Floyd, Isgur, Rios & Warlich                                          68                      --          --
 2. Strategic Capital Corporation                                      2,052       2,836       1,176       1,288
 3                                                                        --          --          --          --
 4                                                                        --          --          --          --
 5                                                                        --          --          --          --
 6                                                                        --          --          --          --
                                                                   ---------   ---------   ---------   ---------
TOTAL PROFESSIONALS (MOR-1)                                            2,120       2,836       1,176       1,288
                                                                   =========   =========   =========   =========



     MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: OAK CREEK HOMES, L. P.                PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80034-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

           MONTH                       JANUARY       FEBRUARY        MARCH        APRIL         MAY
           -----                      ----------    ----------    ----------   ----------   ----------
REVENUES (MOR-6)                         376,768     1,386,905     2,007,348    2,894,296    1,726,766
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                               (342,320)     (751,150)    1,099,948    1,463,812      291,774
NET INCOME (LOSS) (MOR-6)               (352,790)     (761,553)    1,089,712    1,453,625      281,611
PAYMENTS TO INSIDERS (MOR-9)                  --            --            --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)             --            --            --           --        3,147
TOTAL DISBURSEMENTS (MOR-8)            1,002,826       914,945     1,335,310    1,282,618    1,570,750


           MONTH                         JUNE         JULY        AUGUST      SEPTEMBER
           -----                      ----------   ----------   ----------   ----------
REVENUES (MOR-6)                       2,304,881    1,874,266    1,971,192    1,587,392
INCOME BEFORE INT, DEPREC./TAX
  (MOR-6)                                334,690       18,594      155,864      416,802
NET INCOME (LOSS) (MOR-6)                324,480        8,506      145,776      412,299
PAYMENTS TO INSIDERS (MOR-9)                  --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)          1,090           --        2,674        1,274
TOTAL DISBURSEMENTS (MOR-8)            1,530,744    1,411,917    1,429,954    1,707,371

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                                   EXP.
                                                                   DATE
                                                                   ----
CASUALTY                                YES (X)  NO ( )          06/30/02
LIABILITY                               YES (X)  NO ( )          06/30/02
VEHICLE                                 YES (X)  NO ( )          06/30/02
WORKER'S                                YES (X)  NO ( )          05/31/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )          01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                CIRCLE ONE
Are all accounts receivable being collected within terms?                       YES     NO

Are all posted-petition liabilities, including taxes,
  being paid within terms?                                                      YES     NO

Have any pre-petition liabilities been paid?                                    YES     NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                  YES     NO

Were any assets disposed of outside the normal course of business?              YES     NO
If so, describe.

Are all U.S. Trustee Quarterly Fee Payments current?                            YES     NO

What is the status of your Plan of Reorganization?  PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                          -------------------------------------
                                    TITLE   Vice President of Finance
                                          -------------------------------------

        MOR-1

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11



                           COMPARATIVE BALANCE SHEETS

                                                            MONTH        MONTH        MONTH         MONTH
       ASSETS                               FILING DATE*   JANUARY      FEBRUARY      MARCH         APRIL
       ------                               ------------  ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                        741,999       71,498      305,661      177,638      488,158
    Accounts Receivable, Net                    180,733      833,403      630,141      566,021    1,855,301
    Inventory: Lower of Cost or Market        1,375,348    1,311,195      821,451    1,416,367      654,500
    Prepaid Expenses                                 --           --           --           --           --
    Investments                                      --           --           --           --           --
    Other                                            --           --           --           --           --
                                             ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                          2,298,081    2,216,097    1,757,252    2,160,027    2,997,958
                                             ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST                 2,593,817    2,593,817    2,593,817    2,593,817    2,593,817
Less Accumulated Depreciation                 1,638,995    1,649,465    1,659,868    1,670,104    1,680,291
                                             ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                        954,822      944,352      933,949      923,713      913,526
                                             ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                 --           --           --           --           --
    2.  Investments in Subs                          --           --           --           --           --
    3.  Deposits                                 48,764       48,764       48,764       41,568       41,568
    4.  Interests in Insurance Policies              --           --           --           --           --
    5.  Note Receivable                           3,379        3,379        3,379           --           --
    6.  Other Assets                            121,218      121,218      121,218      121,218      121,218
    7.  Intercompany                         18,136,354   18,109,637   18,438,419   18,374,729   18,281,000
    8.  Intercompany Post-Petition                   --       17,155           --           --      457,406
                                             ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                          21,562,618   21,460,601   21,302,981   21,621,254   22,812,676
                                             ==========   ==========   ==========   ==========   ==========


                                               MONTH        MONTH        MONTH        MONTH        MONTH
       ASSETS                                   MAY          JUNE         JULY        AUGUST     SEPTEMBER
       ------                                ----------   ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                        909,894      929,280    1,702,158    1,966,902    2,257,757
    Accounts Receivable, Net                  1,296,268    1,843,840    1,066,987    1,182,957    1,091,205
    Inventory: Lower of Cost or Market          841,789      831,952      875,612      261,706      894,033
    Prepaid Expenses                                 --       35,185      159,572      288,819      555,987
    Investments                                      --           --           --           --           --
    Other                                            --           --           --           --           --
                                             ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                          3,047,951    3,640,257    3,804,330    3,700,383    4,798,983
                                             ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST                 2,593,817    2,593,817    2,601,704    2,601,704    2,631,704
Less Accumulated Depreciation                 1,690,454    1,700,665    1,710,753    1,720,841    1,730,897
                                             ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                        903,363      893,152      890,951      880,862      900,807
                                             ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                 --           --           --           --           --
    2.  Investments in Subs                          --           --           --           --           --
    3.  Deposits                                 41,568       41,568       36,568       36,568       41,568
    4.  Interests in Insurance Policies              --           --           --           --           --
    5.  Note Receivable                              --           --           --           --           --
    6.  Other Assets                                 --           --           --           --           --
    7.  Intercompany                         18,281,000   18,281,000   18,281,000   18,281,000   18,281,000
    8.  Intercompany Post-Petition              363,923      274,899       58,493        2,247        3,153
                                             ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                          22,637,804   23,130,875   23,071,341   22,901,060   24,025,510
                                             ==========   ==========   ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH           MONTH           MONTH           MONTH
EQUITY                                     FILING DATE*      JANUARY         FEBRUARY         MARCH           APRIL
---------------------                      ------------    ------------    ------------    ------------    ------------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                           445,654       1,171,559         599,159         515,075
                                                           ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                       --              --
       Priority Debt                            245,445         120,205         120,205         178,028         178,049
       Federal Income Tax                       211,000         211,000         211,000         211,000         211,000
       Fica/withholding                              --              --              --              --              --
       Unsecured Debt                         2,540,325       2,470,684       2,348,712       2,091,849       1,913,710
       Other                                         --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES             2,996,770       2,801,890       2,679,917       2,480,878       2,302,759
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                             2,996,770       3,247,544       3,851,476       3,080,037       2,817,834
                                           ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --              --              --              --
       Common Stock                                  --              --              --              --              --
ADDITIONAL PAID-IN CAPITAL                           --              --              --              --              --
PARTNERS CAPITAL                             20,609,751      20,609,751      20,609,751      20,609,751      20,609,751
RETAINED EARNINGS: Filing Date               (2,043,903)     (2,043,903)     (2,043,903)     (2,043,903)     (2,043,903)
RETAINED EARNINGS: Post Filing Date                  --        (352,790)     (1,114,344)        (24,631)      1,428,994
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)             18,565,848      18,213,058      17,451,504      18,541,217      19,994,841
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                               21,562,618      21,460,601      21,302,981      21,621,254      22,812,676
                                           ============    ============    ============    ============    ============


LIABILITIES & OWNER'S                         MONTH           MONTH            MONTH          MONTH           MONTH
EQUITY                                         MAY            JUNE             JULY          AUGUST         SEPTEMBER
---------------------                      ------------    ------------    ------------    ------------    -----------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)           489,529         658,626         609,465         324,249         951,261
                                           ------------    ------------    ------------    ------------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured
       Priority Debt                            178,049         178,049         178,049         176,555        174,469
       Federal Income Tax                            --              --              --              --             --
       Fica/withholding                              --              --              --              --             --
       Unsecured Debt                         1,693,773       1,693,268       1,693,036       1,645,043      1,732,268
       Other                                         --              --              --              --             --
                                           ------------    ------------    ------------    ------------    -----------
   TOTAL PRE-PETITION LIABILITIES             1,871,822       1,871,317       1,871,085       1,821,598      1,906,737
                                           ------------    ------------    ------------    ------------    -----------
TOTAL LIABILITIES                             2,361,351       2,529,943       2,480,550       2,145,847      2,857,998
                                           ============    ============    ============    ============    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --              --              --             --
       Common Stock                                  --              --              --              --             --
ADDITIONAL PAID-IN CAPITAL                           --              --              --              --             --
PARTNERS CAPITAL                             20,609,751      20,609,751      20,609,751      20,609,751     20,609,751
RETAINED EARNINGS: Filing Date               (2,043,903)     (2,043,903)     (2,043,903)     (2,043,903)    (2,043,903)
RETAINED EARNINGS: Post Filing Date           1,710,605       2,035,084       2,024,943       2,024,943      2,024,943
                                           ------------    ------------    ------------    ------------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)             20,276,453      20,600,932      20,590,791      20,755,213     21,167,512
                                           ------------    ------------    ------------    ------------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                               22,637,804      23,130,875      23,071,341      22,901,060     24,025,510
                                           ============    ============    ============    ============    ===========

                    * Per Schedules and Statement of Affairs

        MOR-3

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                MONTH       MONTH        MONTH       MONTH         MONTH
                                               JANUARY     FEBRUARY      MARCH       APRIL          MAY
                                             ----------   ----------   ---------   ----------   ----------
TRADE ACCOUNTS PAYABLE                          281,738      116,121     240,767      246,240      172,793
                                             ----------   ----------   ---------   ----------   ----------

TAX PAYABLE
     Federal Payroll Taxes                       30,942       62,868      42,740       50,702       44,103
     State Payroll & SALES                       11,767       56,957      55,861       59,395       43,824
     Ad Valorem Taxes                             9,500       19,000      28,500       38,000       47,500
     Other Taxes                                     --           --          --           --           --
                                             ----------   ----------   ---------   ----------   ----------
TOTAL TAXES PAYABLE                              52,210      138,825     127,100      148,097      135,427
                                             ==========   ==========   =========   ==========   ==========
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
* ACCRUED PROFESSIONAL FEES                       2,000        4,000       6,000        8,000       10,000
OTHER ACCRUED LIABILITIES:
     1. Salaries                                106,706       17,019      75,064      100,739      156,308
     2. Worker's Comp                             3,000        6,000       9,000       12,000       15,000
     3. Other                                        --           --          --           --           --
     4. Intercompany                                 --      889,594     141,228           --           --
                                             ----------   ----------   ---------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         445,654    1,171,559     599,159      515,075      489,529
                                             ==========   ==========   =========   ==========   ==========


                                                MONTH       MONTH        MONTH         MONTH
                                                 JUNE        JULY        AUGUST       SEPTEMBER
                                             ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                          258,383      244,404       71,455       552,452
                                             ----------   ----------   ----------    ----------

TAX PAYABLE
     Federal Payroll Taxes                       46,322      120,888       73,586        35,763
     State Payroll & SALES                       64,921       64,789      (10,139)      111,456
     Ad Valorem Taxes                            57,000       66,500       76,000        85,500
     Other Taxes                                     --           --           --            --
                                             ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                             168,243      252,177      139,447       232,718
                                             ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
* ACCRUED PROFESSIONAL FEES                      12,000       14,000       16,000        18,000
OTHER ACCRUED LIABILITIES:
     1. Salaries                                201,999       75,884       72,347       121,091
     2. Worker's Comp                            18,000       23,000       25,000        27,000
     3. Other                                        --           --           --            --
     4. Intercompany                                 --           --           --            --
                                             ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         658,626      609,465      324,249       951,261
                                             ==========   ==========   ==========    ==========

* PAYMENT REQUIRES COURT APPROVAL.

            MOR-4

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                  AGING OF POST-PETITION LIABILITIES
                       MONTH OF SEPTEMBER 2001

                                                                       AD-VALOREM,
 DAYS               TOTAL     TRADE ACCTS    FED TAXES   STATE TAXES   OTHER TAXES     OTHER
 ----             ----------  -----------   ----------   -----------  ------------   ----------

 0-30                951,261      552,452       35,763      111,456       85,500      166,091
31-60                     --
61-90                     --
91 +                      --
TOTAL                951,261      552,452       35,763      588,214       85,500      166,091

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH       JANUARY      FEBRUARY       MARCH       APRIL         MAY
  -----      ----------   ----------   ----------   ----------   ----------
 0-30 DAYS      349,703      284,172      368,003      868,289      372,495
31-60 DAYS       46,018      256,985           --       73,601      173,658
61-90 DAYS      128,813       32,001      158,859       12,568       29,440
91 + DAYS       308,869       56,982       39,160      900,843      720,675
TOTAL           833,403      630,141      566,021    1,855,301    1,296,268


  MONTH        JUNE           JULY        AUGUST      SEPTEMBER
  -----      ----------    ----------   ----------   ----------
 0-30 DAYS    1,580,758       601,926      780,767      656,897
31-60 DAYS      428,175       318,542      162,981      194,502
61-90 DAYS        9,981        80,828      102,332        2,707
91 + DAYS      (175,074)       65,691      136,876      237,099
TOTAL         1,843,840     1,066,987    1,182,957    1,091,205


         MOR-5

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                           STATEMENT OF INCOME (LOSS)

           MONTH                            JANUARY       FEBRUARY       MARCH         APRIL          MAY
           -----                           ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                              376,768     1,386,905     2,007,348     2,894,296     1,726,766
TOTAL COST OF REVENUES                        577,809     1,290,905     1,394,471     2,171,133     1,583,249
GROSS PROFIT                                 (201,041)       96,000       612,877       723,163       143,517
OPERATING EXPENSES:
       Selling & Marketing                     62,257        87,950        91,988        80,680        75,772
       General & Administrative                79,022        72,053        87,755       145,595        80,146
       Insiders Compensation                       --            --            --            --            --
       Professional Fees                           --                       2,600         8,000            --
       Impairment of Assets                        --       687,148      (669,414)     (974,925)     (304,174)
       Other (attach list)                         --            --            --

                                           ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                      141,280       847,150      (487,071)     (740,649)     (148,257)
                                           ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          (342,320)     (751,150)    1,099,948     1,463,812       291,774
                                           ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                                   --            --            --            --            --
DEPRECIATION                                   10,470        10,403        10,236        10,187        10,163
OTHER (INCOME) EXPENSE *                           --            --            --            --            --
OTHER ITEMS **                                     --            --            --            --            --
                                           ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS                  10,470        10,403        10,236        10,187        10,163
                                           ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                      (352,790)     (761,553)    1,089,712     1,453,625       281,611
                                           ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                               --            --            --            --            --
                                           ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                    (352,790)     (761,553)    1,089,712     1,453,625       281,611
                                           ==========    ==========    ==========    ==========    ==========


           MONTH                              JUNE         JULY         AUGUST       SEPTEMBER  FILING TO DATE
           -----                           ----------   ----------    ----------    ----------  --------------
REVENUES (MOR-1)                            2,304,881    1,874,266     1,971,192     1,587,392     1,587,392
TOTAL COST OF REVENUES                      1,727,450    1,691,696     1,711,779     1,041,610     1,041,610
GROSS PROFIT                                  577,431      182,570       259,413       545,782       545,782
OPERATING EXPENSES:
       Selling & Marketing                     70,221      102,682        94,632       147,746       147,746
       General & Administrative               124,785       80,293        72,869        68,824        68,824
       Insiders Compensation                       --           --            --            --
       Professional Fees                        1,363        1,000         1,000         1,000         1,000
       Impairment of Assets                    46,372      (19,999)      (64,952)      (88,590)      (88,590)
       Other (attach list)                                                                                --

                                           ----------   ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                      242,741      163,976       103,549       128,980       128,980
                                           ==========   ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)           334,690       18,594       155,864       416,802       416,802
                                           ==========   ==========    ==========    ==========    ==========
INTEREST EXPENSE                                   --           --            --        (5,553)       (5,553)
DEPRECIATION                                   10,211       10,088        10,088        10,056        10,056
OTHER (INCOME) EXPENSE *                           --           --            --            --            --
OTHER ITEMS **                                     --           --            --            --            --
                                           ----------   ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS                  10,211       10,088        10,088         4,503         4,503
                                           ----------   ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                       324,480        8,506       145,776       412,299       412,299
                                           ==========   ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                               --           --            --            --            --
                                           ----------   ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                     324,480        8,506       145,776       412,299       412,299
                                           ==========   ==========    ==========    ==========    ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


         MOR-6

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                                                             MONTH          MONTH       MONTH          MONTH        MONTH
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY       FEBRUARY      MARCH          APRIL         MAY
-------------------------------                            ----------    ----------   ----------    ----------   ----------
  1.  CASH - BEGINNING OF MONTH                                741,999        71,498      305,661       177,638      488,158
RECEIPTS:
  2.  CASH SALES                                                    --                                       --           --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                         77,931       604,239    2,455,673     1,544,514    2,987,828
  4.  LOANS & ADVANCES (ATTACH LIST)                                --                                       --           --
  5.  SALE OF ASSETS                                                --                                       --           --
  6.  INTERCOMPANY                                             254,394       544,869                     48,624           --
  7.  OTHER (ATTACH LIST)                                           --                                       --           --
                                                            ----------    ----------   ----------    ----------   ----------
TOTAL RECEIPTS                                                 332,325     1,149,107    2,455,673     1,593,138    2,987,828
                                                            ==========    ==========   ==========    ==========   ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                               25,511         5,100                                      --
  9.  PAYROLL TAXES PAID                                            --            --                      6,575           --
 10.  SALES, USE & OTHER TAXES PAID                                 --        10,591           95                     67,535
 11.  SECURED / RENTAL / LEASES                                466,667         8,995        9,933         8,443        6,123
 12.  UTILITIES                                                     --         7,096       13,680        40,533       25,992
 13.  INSURANCE                                                  5,111        52,295       79,791         1,160       83,029
 14.  INVENTORY PURCHASES                                      467,973       729,108    1,102,405     1,110,250    1,259,085
 15.  VEHICLE EXPENSES                                             200            --          400                         42
 16.  TRAVEL ENTERTAINMENT                                         966           737        1,510           474        2,759
 17.  REPAIRS, MAINTENANCE & SUPPLIES                            5,298        79,233       88,989        46,789       72,432
 18.  ADMINISTRATIVE & SELLING                                  26,571         4,258        2,537        26,526       14,758
 19.  INTERCOMPANY                                               4,530                  1,248,384            53      995,342
 20.  DELIVERY                                                                17,531       35,973        41,815       38,994
 21.  OTHER (ATTACH LIST)                                           --                                                    --
                                                            ----------    ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                          1,002,826       914,945    2,583,696     1,282,618    2,566,091
                                                            ==========    ==========   ==========    ==========   ==========
 21.  PROFESSIONAL FEES                                             --            --           --            --        3,147
 22.  U.S. TRUSTEE FEES                                             --            --           --         8,000          250
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --            --           --            --           --
                                                            ----------    ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS                                          1,002,826       914,945    2,583,696     1,290,618    2,569,489
                                                            ==========    ==========   ==========    ==========   ==========
 24.  NET CASH FLOW                                           (670,501)      234,163     (128,023)      310,520      421,737
                                                            ----------    ----------   ----------    ----------   ----------
 25.  CASH - END OF MONTH (MOR-2)                               71,498       305,661      177,638       488,158      909,894
                                                            ==========    ==========   ==========    ==========   ==========


                                                             MONTH        MONTH         MONTH        MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                               JUNE         JULY        AUGUST      SEPTEMBER      DATE
-------------------------------                            ----------   ----------   ----------   ----------   ----------
  1.  CASH - BEGINNING OF MONTH                                909,894      929,280    1,702,158    1,966,902      305,661
RECEIPTS:
  2.  CASH SALES                                                    --           --           --           --           --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                      1,957,541    1,852,907    2,190,751    1,827,997   14,817,210
  4.  LOANS & ADVANCES (ATTACH LIST)                                --           --           --           --           --
  5.  SALE OF ASSETS                                                --           --           --           --           --
  6.  INTERCOMPANY                                                  --      331,888           --      170,229      550,741
  7.  OTHER (ATTACH LIST)                                           --           --           --           --           --
                                                            ----------   ----------   ----------   ----------   ----------
TOTAL RECEIPTS                                               1,957,541    2,184,795    2,190,751    1,998,226   15,367,952
                                                            ==========   ==========   ==========   ==========   ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                                   --           --        4,082      290,755      294,837
  9.  PAYROLL TAXES PAID                                            --           --          649       56,389       63,613
 10.  SALES, USE & OTHER TAXES PAID                             51,886        5,693           --       75,212      200,421
 11.  SECURED / RENTAL / LEASES                                  6,027       29,966       23,000       29,193      112,685
 12.  UTILITIES                                                 22,487       13,088       14,724       14,463      144,965
 13.  INSURANCE                                                 18,652       50,162       51,809       56,871      341,473
 14.  INVENTORY PURCHASES                                    1,291,259    1,150,837    1,285,945    1,148,546    8,348,327
 15.  VEHICLE EXPENSES                                              --           --           --           --          442
 16.  TRAVEL ENTERTAINMENT                                       3,940        1,239        2,442        1,744       14,107
 17.  REPAIRS, MAINTENANCE & SUPPLIES                           66,175       43,215       30,349       20,648      368,598
 18.  ADMINISTRATIVE & SELLING                                  20,609       37,639       16,953       13,549      132,571
 19.  INTERCOMPANY                                             407,411           --      496,053                 3,147,243
 20.  DELIVERY                                                  49,710       80,079           --           --      246,571
 21.  OTHER (ATTACH LIST)                                           --           --           --                        --
                                                            ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                          1,938,155    1,411,917    1,926,007    1,707,371   13,415,855
                                                            ==========   ==========   ==========   ==========   ==========
 21.  PROFESSIONAL FEES                                             --           --           --        1,383        4,530
 22.  U.S. TRUSTEE FEES                                             --           --           --           --        8,250
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --        9,845       31,674        1,274       42,793
                                                            ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS                                          1,938,155    1,421,762    1,957,681    1,710,027   13,471,428
                                                            ==========   ==========   ==========   ==========   ==========
 24.  NET CASH FLOW                                             19,386      772,878      264,744      290,855    1,952,097
                                                            ----------   ----------   ----------   ----------   ----------
 25.  CASH - END OF MONTH (MOR-2)                              929,280    1,702,158    1,966,902    2,257,757    2,257,757
                                                            ==========   ==========   ==========   ==========   ==========


                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                                          CASH ACCOUNT RECONCILIATION
                                            MONTH OF SEPTEMBER 2001

BANK NAME                                                 Bank of America   Bank of America       Bank One         Bank One
---------                                                 ---------------   ---------------    --------------   --------------
ACCOUNT NUMBER                                              # 3755500111      Investment                         # 1826021006

ACCOUNT TYPE                                                 OPERATING         CHECKING            GENERAL          PAYROLL
                                                           --------------    --------------    --------------   --------------
BANK BALANCE                                                    1,725,868                --                --          531,460
DEPOSIT IN TRANSIT                                                     --                --                --               --
OUTSTANDING CHECKS                                                     --                                                   --
                                                           --------------    --------------    --------------   --------------
ADJUSTED BANK BALANCE                                           1,725,868                --                --          531,460
                                                           ==============    ==============    ==============   ==============
BEGINNING CASH - PER BOOKS                                      1,058,937           694,447                --          213,089
RECEIPTS                                                        1,827,997                --                --               --
TRANSFERS BETWEEN ACCOUNTS                                        546,305          (694,447)               --          318,371
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                                   --                                 --
CHECKS / OTHER DISBURSEMENTS                                   (1,707,371)               --                --               --
                                                           --------------    --------------    --------------   --------------
ENDING CASH - PER BOOKS                                         1,725,868                 0                --          531,460
                                                           ==============    ==============    ==============   ==============


BANK NAME                                                  Petty Cash
---------                                                 --------------
ACCOUNT NUMBER

ACCOUNT TYPE                                                 OTHER FUNDS        TOTAL
                                                          --------------   --------------
BANK BALANCE                                                         429        2,257,757
DEPOSIT IN TRANSIT                                                    --               --
OUTSTANDING CHECKS                                                    --               --
                                                          --------------   --------------
ADJUSTED BANK BALANCE                                                429        2,257,757
                                                          ==============   ==============
BEGINNING CASH - PER BOOKS                                           429        1,966,902
RECEIPTS                                                              --        1,827,997
TRANSFERS BETWEEN ACCOUNTS                                            --          170,229
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --               --
CHECKS / OTHER DISBURSEMENTS                                          --       (1,707,371)
                                                          --------------   --------------
ENDING CASH - PER BOOKS                                              429        2,257,757
                                                          ==============   ==============


         MOR-8

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11



                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                      MONTH      MONTH   MONTH   MONTH   MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                    JANUARY   FEBRUARY  MARCH   APRIL    MAY
---------------------------------                                    -------   --------  -----   -----   ------

 1. Finis F. Teeter/President HSTR General Holdings                       --         --     --      --       --
 2. Ronald Mccaslin/vp, Director HSTR General Holdings                    --         --     --      --       --
 3. Charles N. Carney, Jr./VP, Director HSTR General Holdings             --         --     --      --       --
 4. Richard A. Carver/VP HSTR General Holdings                            --         --     --      --       --
 5. Jackie Holland/VP HSTR General Holdings                               --         --     --      --       --
 6. Craig A. Reynolds/VP, Secretary HSTR General Holdings                 --         --     --      --       --
 7. Kristi E. Gross/Asst Secretary HSTR General Holdings                  --         --     --      --       --
 8. Mary Morton/Asst Secretary HSTR General Holdings                      --         --     --      --       --
 9. Dennis L. Jones/President, Director HSTR Mfg Holdings                 --         --     --      --       --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Hold                  --         --     --      --       --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                    --         --     --      --       --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold          --         --     --      --       --
                                                                     -------   --------  -----   -----   ------
TOTAL INSIDERS (MOR-1)                                                    --         --     --      --       --
                                                                     =======   ========  =====   =====   ======


                                                                     MONTH   MONTH    MONTH     MONTH
INSIDERS: NAME/POSITION/COMP TYPE                                     JUNE    JULY   AUGUST   SEPTEMBER
---------------------------------                                    -----   -----   ------   ---------

 1. Finis F. Teeter/President HSTR General Holdings                     --      --       --          --
 2. Ronald Mccaslin/vp, Director HSTR General Holdings                  --      --       --          --
 3. Charles N. Carney, Jr./VP, Director HSTR General Holdings           --      --       --          --
 4. Richard A. Carver/VP HSTR General Holdings                          --      --       --          --
 5. Jackie Holland/VP HSTR General Holdings                             --      --       --          --
 6. Craig A. Reynolds/VP, Secretary HSTR General Holdings               --      --       --          --
 7. Kristi E. Gross/Asst Secretary HSTR General Holdings                --      --       --          --
 8. Mary Morton/Asst Secretary HSTR General Holdings                    --      --       --          --
 9. Dennis L. Jones/President, Director HSTR Mfg Holdings               --      --       --          --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Hold                --      --       --          --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                  --      --       --          --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold        --      --       --          --
                                                                     -----   -----   ------   ---------
TOTAL INSIDERS (MOR-1)                                                  --      --       --          --
                                                                     =====   =====   ======   =========

                                      MONTH      MONTH   MONTH   MONTH   MONTH    MONTH   MONTH    MONTH     MONTH
PROFESSIONALS/NAME/ORDER DATE        JANUARY   FEBRUARY  MARCH   APRIL    MAY      JUNE    JULY   AUGUST   SEPTEMBER
-----------------------------        -------   --------  -----   -----   ------   -----   -----   ------   ---------

1. Floyd, Isgur, Rios & Warlich           --         --     --      --   1161.2      --      --       --          --
2. Strategic Capital Corporation          --         --     --      --   1986.0    1090      --     2674        1274
3.                                        --         --     --      --       --      --      --       --          --
4.                                        --         --     --      --       --      --      --       --          --
5.                                        --         --     --      --       --      --      --       --          --
6.                                        --         --     --      --       --      --      --       --          --
TOTAL PROFESSIONALS (MOR-1)               --         --     --      --   3147.2    1090       0     2674        1274


         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:  OAK CREEK HOUSING PROPERTIES, L. P.         Petition Date:  JANUARY 11, 2001

                                                                        CASE NUMBER:  01-80035-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH SEPTEMBER YEAR 2001
                                           ---------      ----


                 MONTH                       JANUARY           FEBRUARY           MARCH              APRIL             MAY
                 -----                       --------          --------        ----------          --------        ----------
REVENUES (MOR-6)                                   --                --                --                --                --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       (409,424)         (259,642)       (2,129,858)         (148,640)       (6,036,289)
NET INCOME (LOSS) (MOR-6)                    (477,754)         (305,795)       (2,198,101)         (216,687)       (6,056,758)
PAYMENTS TO INSIDERS (MOR-9)                   34,667            38,601            42,179            32,861            28,333
PAYMENTS TO PROFESSIONALS (MOR-9)                  --                --             4,638             1,510             2,547
TOTAL DISBURSEMENTS (MOR-8)                    49,256           168,801            65,780            65,815            12,248




                 MONTH                        JUNE             JULY             AUGUST        SEPTEMBER
                 -----                      ---------         -------           ------        ---------
REVENUES (MOR-6)                                   --              --               --              --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      1,021,760          79,182           65,114          95,495
NET INCOME (LOSS) (MOR-6)                     969,627         (27,366)          52,477          56,000
PAYMENTS TO INSIDERS (MOR-9)                    8,333          16,085            8,333           8,333
PAYMENTS TO PROFESSIONALS (MOR-9)               1,510           2,547              306           1,344
TOTAL DISBURSEMENTS (MOR-8)                    19,300           3,277            7,636         171,669


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------


                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                              EXP.
                                                              DATE
                                                              ----
CASUALTY                               YES (X)  NO ( )      06/30/02
LIABILITY                              YES (X)  NO ( )      06/30/02
VEHICLE                                YES (X)  NO ( )      06/30/02
WORKER'S                               YES (X)  NO ( )      05/31/02
OTHER - DIRECTOR/OFFICER               YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                CIRCLE ONE
Are all accounts receivable being collected within terms?                       YES     NO

Are all posted-petition liabilities, including taxes,
being paid within terms?                                                        YES     NO

Have any pre-petition liabilities been paid?                                    YES     NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                  YES     NO

Were any assets disposed of outside the normal course of business?              YES     NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                            YES     NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                        I certify under penalty of perjury that
                                        the following complete Monthly Operating
                                        Report (MOR), consisting of MOR-1
                                        through MOR-9 plus attachments, is true
                                        and correct.

                                        SIGNED  /s/ CRAIG A. REYNOLDS
                                               --------------------------------

                                        TITLE   Vice President of Finance
                                              ---------------------------------

        MOR - 1

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80035-G3-11


                           COMPARATIVE BALANCE SHEETS


                                                              MONTH         MONTH          MONTH          MONTH        MONTH
                  ASSETS                   FILING DATE*      JANUARY      FEBRUARY         MARCH          APRIL         MAY
                  ------                   ------------    ----------    ----------     ----------     ----------    ----------
CURRENT ASSETS
    Cash                                       123,722        155,188       115,078      3,141,408      3,150,797     3,156,192
    Accounts Receivable, Net                   668,110        667,785       664,635        653,446        653,446            --
    Inventory: Lower of Cost or Market              --             --            --             --             --            --
    Prepaid Expenses                           654,820        654,820       633,007        344,877        203,766         2,961
    Investments                                     --             --            --             --             --            --
    Other                                           --             --            --             --             --            --
                                            ----------     ----------    ----------     ----------     ----------    ----------
TOTAL CURRENT ASSETS                         1,446,652      1,477,793     1,412,720      4,139,731      4,008,009     3,159,153
                                            ==========     ==========    ==========     ==========     ==========    ==========
PROPERTY, PLANT&EQUIP, @ COST               19,911,900     19,911,900    19,911,900     14,463,437     14,463,437    14,463,437
Less Accumulated Depreciation                3,061,947      3,130,276     3,198,422      2,531,417      2,599,464     2,619,933
Reserve for Asset Impairment                                                                                          5,022,459
                                            ----------     ----------    ----------     ----------     ----------    ----------
Net Book Value of PP & E                    16,849,953     16,781,624    16,713,478     11,932,020     11,863,973     6,821,045
                                            ==========     ==========    ==========     ==========     ==========    ==========
OTHER ASSETS:
    1.  Tax Deposits                                --             --            --             --             --            --
    2.  Investments in Subs                   (890,565)      (890,565)     (890,565)      (890,565)      (890,565)     (890,565)
    3.  Deposits                                44,806         44,806        44,806         44,805         44,806        44,806
    4.  Interests in Insurance Policies        185,231        185,231       185,231        185,231        185,231       185,231
    5.  Note Receivable                         11,821         11,821        11,821             --             --            --
    6.  Other Assets                         1,108,308      1,108,308     1,108,308      1,108,308      1,108,308            --
    7.  Intercompany                        40,320,058     40,320,058    40,320,058     40,320,058     40,320,058    40,320,058
                                            ----------     ----------    ----------     ----------     ----------    ----------
       TOTAL ASSETS                         59,076,263     59,039,075    58,905,855     56,839,588     56,639,818    49,639,728
                                            ==========     ==========    ==========     ==========     ==========    ==========



                                                         MONTH             MONTH            MONTH             MONTH
               ASSETS                                    JUNE              JULY             AUGUST          SEPTEMBER
               ------                                 ----------        ----------        ----------        ----------
CURRENT ASSETS
    Cash                                               3,264,266         3,245,013         3,380,789         3,366,214
    Accounts Receivable, Net                                  --                --                --                --
    Inventory: Lower of Cost or Market                        --                --                --                --
    Prepaid Expenses                                          --                --                --                --
    Investments                                               --                --                --                --
    Other                                                     --                --                --                --
                                                      ----------        ----------        ----------        ----------
TOTAL CURRENT ASSETS                                   3,264,266         3,245,013         3,380,789         3,366,214
                                                      ==========        ==========        ==========        ==========
PROPERTY, PLANT&EQUIP, @ COST                         14,463,437        14,463,437        14,463,437        14,465,049
Less Accumulated Depreciation                          2,672,067         2,724,199         2,776,332         2,827,790
Reserve for Asset Impairment                           5,022,459         5,022,459         5,022,459
                                                      ----------        ----------        ----------        ----------
Net Book Value of PP & E                               6,768,912         6,716,779         6,664,646         6,614,800
                                                      ==========        ==========        ==========        ==========
OTHER ASSETS:
    1.  Tax Deposits                                          --                --                --                --
    2.  Investments in Subs                                   --                --                --                --
    3.  Deposits                                              --                --                --                --
    4.  Interests in Insurance Policies                  185,231           185,231           185,231           185,231
    5.  Note Receivable                                       --                --                --                --
    6.  Other Assets                                          --                --                --                --
    7.  Intercompany                                  40,320,058        40,320,058        40,320,058        40,320,058
                                                      ----------        ----------        ----------        ----------
       TOTAL ASSETS                                   50,538,466        50,467,080        50,550,724        50,486,303
                                                      ==========        ==========        ==========        ==========


                    * Per Schedules and Statement of Affairs

        MOR-2

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER:  01-80035-G3-11


                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                      MONTH         MONTH          MONTH          MONTH         MONTH
EQUITY                                    FILING DATE*    JANUARY       FEBRUARY        MARCH          APRIL          MAY
---------------------                     ------------   ----------    ----------     ----------     ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                       645,569       944,825      1,305,318      1,327,170     1,264,123
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --             --            --             --             --            --
       Priority Debt                         316,438        207,920       207,920        260,145        260,145        58,284
       Federal Income Tax                   (222,000)      (222,000)     (222,000)      (222,000)      (222,000)           --
       FICA/withholding                           --             --            --             --             --            --
       Unsecured Debt                      1,509,357      1,509,410     1,670,918      1,390,666      1,245,640       344,586
       Intercompany                       54,840,599     54,744,059    54,455,870     54,455,870     54,595,961    54,595,961
       Other                                      --             --            --             --             --            --
                                          ----------     ----------    ----------     ----------     ----------    ----------
   TOTAL PRE-PETITION LIABILITIES         56,444,394     56,239,390    56,112,709     55,884,681     55,879,745    54,998,831
                                          ----------     ----------    ----------     ----------     ----------    ----------
TOTAL LIABILITIES                         56,444,394     56,884,959    57,057,534     57,189,999     57,206,915    56,262,954
                                          ==========     ==========    ==========     ==========     ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                            --             --            --             --             --            --
       Common Stock                               --             --            --             --             --            --
ADDITIONAL PAID-IN CAPITAL                        --             --            --             --             --            --
PARTNERS CAPITAL                          11,981,201     11,981,201    11,981,201     11,981,201     11,981,201    11,981,201
RETAINED EARNINGS: FILING DATE            (9,349,332)    (9,349,332)   (9,349,332)    (9,349,332)    (9,349,332)   (9,349,332)
RETAINED EARNINGS: POST FILING DATE               --       (477,754)     (783,548)    (2,982,279)    (3,198,966)   (9,255,095)
                                          ----------     ----------    ----------     ----------     ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)           2,631,869      2,154,116     1,848,321       (350,410)      (567,097)   (6,623,226)
                                          ----------     ----------    ----------     ----------     ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                            59,076,263     59,039,075    58,905,855     56,839,589     56,639,818    49,639,728
                                          ==========     ==========    ==========     ==========     ==========    ==========




LIABILITIES & OWNER'S                             MONTH               MONTH              MONTH             MONTH
EQUITY                                            JUNE                JULY              AUGUST           SEPTEMBER
---------------------                           ----------         ----------         ----------         ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)            1,192,333          1,148,313          1,177,424          1,057,003
                                                ----------         ----------         ----------         ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                          --                 --                 --                 --
       Priority Debt                                58,284             58,284             58,284             58,284
       Federal Income Tax                               --                 --                 --                 --
       FICA/withholding                                 --                 --                 --                 --
       Unsecured Debt                              345,486            345,486            347,542            347,542
       Intercompany                             54,595,961         54,595,961         54,595,961         54,595,961
       Other                                            --                 --                 --                 --
                                                ----------         ----------         ----------         ----------
   TOTAL PRE-PETITION LIABILITIES               54,999,731         54,999,731         55,001,787         55,001,787
                                                ----------         ----------         ----------         ----------
TOTAL LIABILITIES                               56,192,064         56,148,043         56,179,211         56,058,790
                                                ==========         ==========         ==========         ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                  --                 --                 --                 --
       Common Stock                                     --                 --                 --                 --
ADDITIONAL PAID-IN CAPITAL                              --                 --                 --                 --
PARTNERS CAPITAL                                11,981,201         11,981,201         11,981,201         11,981,201
RETAINED EARNINGS: FILING DATE                  (9,349,332)        (9,349,332)        (9,349,332)        (9,349,332)
RETAINED EARNINGS: POST FILING DATE             (8,285,467)        (8,312,833)        (8,312,833)        (8,312,833)
                                                ----------         ----------         ----------         ----------
TOTAL OWNER'S EQUITY (NET WORTH)                (5,653,598)        (5,680,964)        (5,628,487)        (5,572,488)
                                                ----------         ----------         ----------         ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                  50,538,466         50,467,079         50,550,724         50,486,303
                                                ==========         ==========         ==========         ==========


                    * Per Schedules and Statement of Affairs


        MOR-3

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.        CASE NUMBER: 01-80035-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES


                                             MONTH            MONTH         MONTH           MONTH           MONTH
                                            JANUARY         FEBRUARY        MARCH           APRIL            MAY
                                            -------         --------      ---------       ---------       ---------
TRADE ACCOUNTS PAYABLE                        2,617           4,744         114,552         115,028         133,206
                                            -------         -------       ---------       ---------       ---------
TAX PAYABLE
     Federal Payroll Taxes                   22,229          24,409           9,909          10,205          10,437
     State Payroll & SALES                    1,741           2,783           1,604           2,381           2,268
     Ad Valorem Taxes                            --              --              --              --              --
     Other Taxes                                 --              --              --              --              --
                                            -------         -------       ---------       ---------       ---------
TOTAL TAXES PAYABLE                          23,970          27,192          11,513          12,586          12,706
                                            =======         =======       =========       =========       =========

SECURED DEBT POST-PETITION                       --              --              --              --              --
ACCRUED INTEREST PAYABLE                         --              --              --              --              --
* ACCRUED PROFESSIONAL FEES                      --              --              --          48,000          67,000
OTHER ACCRUED LIABILITIES:
     1. Group Insurance                     240,248         240,248         240,248         240,248          48,601
     2. Management                            7,500              --              --              --              --
     3. Salaries                             61,539              --              --          23,822              --
     4. Legal Fees                           21,000          42,000          45,000              --              --
     5. Other Insurance                          --          16,724          36,341          56,979          78,006
     6. Intercompany                        288,695         613,918         857,663         830,508         924,604
                                            -------         -------       ---------       ---------       ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)     645,569         944,825       1,305,317       1,327,170       1,264,123
                                            =======         =======       =========       =========       =========




                                              MONTH          MONTH           MONTH           MONTH
                                              JUNE            JULY           AUGUST        SEPTEMBER
                                           ---------       ---------       ---------       ---------
TRADE ACCOUNTS PAYABLE                       129,004         184,109         191,344         188,116
                                           ---------       ---------       ---------       ---------
TAX PAYABLE
     Federal Payroll Taxes                     4,210          13,408          26,284           5,364
     State Payroll & SALES                        34              49              49              49
      Ad Valorem Taxes                            --
     Other Taxes                                  --              --              --              --
                                           ---------       ---------       ---------       ---------
TOTAL TAXES PAYABLE                            4,244          13,456          26,332           5,412
                                           =========       =========       =========       =========

SECURED DEBT POST-PETITION                        --              --              --              --
ACCRUED INTEREST PAYABLE                          --              --              --              --
* ACCRUED PROFESSIONAL FEES                   84,000          86,000          88,000          90,000
OTHER ACCRUED LIABILITIES:
     1. Group Insurance                           --              --              --              --
     2. Management                                --              --              --              --
     3. Salaries                                  --              --              --              --
     4. Legal Fees                                --              --              --              --
     5. Other Insurance                       99,034          99,034          99,034          99,034
     6. Intercompany                         876,052         765,714         772,714         674,442
                                           ---------       ---------       ---------       ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)    1,192,333       1,148,313       1,177,424       1,057,003
                                           =========       =========       =========       =========



   * Payment Requires Court Approval.

        MOR-4

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER  01-80035-G3-11


                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001


                                                                                AD-VALOREM,
 DAYS         TOTAL         TRADE ACCTS       FED TAXES        STATE TAXES      OTHER TAXES    OTHER
-----       ---------       -----------       ---------        -----------      -----------   -------
 0-30       1,057,003         188,116           5,364              49              --         863,475
31-60              --
61-90              --
91 +               --
TOTAL       1,057,003         188,116           5,364              49              --         863,475



                          AGING OF ACCOUNTS RECEIVABLE


  MONTH            JANUARY        FEBRUARY          MARCH           APRIL         MAY
  -----            -------        --------         -------         -------        ---
 0-30 DAYS              --              --              --              --         --
31-60 DAYS              --              --              --              --         --
61-90 DAYS              --              --              --              --         --
91 + DAYS          667,785         664,635         653,446         653,446         --
TOTAL              667,785         664,635         653,446         653,446         --



  MONTH            JUNE            JULY          AUGUST       SEPTEMBER
  -----            ----            ----          ------       ---------
 0-30 DAYS          --              --              --              --
31-60 DAYS          --              --              --              --
61-90 DAYS          --              --              --              --
91 + DAYS           --              --              --              --
TOTAL               --              --              --              --


        MOR-5

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80035-G3-11

                           STATEMENT OF INCOME (LOSS)



             MONTH                     JANUARY          FEBRUARY           MARCH             APRIL              MAY
             -----                    --------          --------        ----------          --------        ----------
REVENUES (MOR-1)                            --                --                --                --                --
TOTAL COST OF REVENUES                 218,859           (68,898)          (47,411)          (76,475)          (91,193)
GROSS PROFIT                          (218,859)           68,898            47,411            76,475            91,193
OPERATING EXPENSES:
       Selling & Marketing              41,263            22,048            13,578                --                --
       General & Administrative        114,636           (30,532)           98,225            29,468            32,126
       Insiders Compensation            34,667            38,601            34,486            35,721                --
       Professional Fees                    --                --            25,617             3,750                --
       Impairment of Assets            298,424         1,563,213           156,176         6,095,356          (829,074)
       Other (attach list)                  --                --           442,150                --                --
                                      --------         ---------        ----------         ---------        ----------
TOTAL OPERATING EXPENSES               190,565           328,540         2,177,269           225,115         6,127,482
                                      ========         =========        ==========         =========        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)   (409,424)         (259,642)       (2,129,858)         (148,640)       (6,036,289)
                                      ========         =========        ==========         =========        ==========
INTEREST EXPENSE                            --                --                --                --                --
DEPRECIATION                            68,329            68,146            68,243            68,047            20,469
OTHER (INCOME) EXPENSE *                    --           (21,993)               --                --                --
OTHER ITEMS **                              --                --                --                --                --
                                      --------         ---------        ----------         ---------        ----------
TOTAL INT, DEPR & OTHER ITEMS           68,329            46,153            68,243            68,047            20,469
                                      --------         ---------        ----------         ---------        ----------
NET INCOME BEFORE TAXES               (477,754)         (305,795)       (2,198,101)         (216,687)       (6,056,758)
                                      ========         =========        ==========         =========        ==========
FEDERAL INCOME TAXES                        --                --                --                --                --
                                      --------         ---------        ----------         ---------        ----------
NET INCOME (LOSS) (MOR-1)             (477,754)         (305,795)       (2,198,101)         (216,687)       (6,056,758)
                                      ========         =========        ==========         =========        ==========



             MONTH                       JUNE              JULY              AUGUST          SEPTEMBER      FILING TO DATE
             -----                    ---------         ---------           -------          ---------      --------------
REVENUES (MOR-1)                             --                --                --                --                --
TOTAL COST OF REVENUES                 (173,600)          (90,533)          (42,128)          (80,644)         (601,984)
GROSS PROFIT                            173,600            90,533            42,128            80,644           601,984
OPERATING EXPENSES:
       Selling & Marketing                   --                --                --                --            13,578
       General & Administrative         (24,035)           (5,734)          (32,319)          (26,127)           71,605
       Insiders Compensation                 --            16,085             8,333             8,333           102,958
       Professional Fees                  4,948             1,000             1,000             1,000            37,315
       Impairment of Assets               1,943         6,987,613
       Other (attach list)                   --                --                --                --           442,150
                                      ---------         ---------           -------           -------        ----------
TOTAL OPERATING EXPENSES               (848,160)           11,351           (22,986)          (14,851)        7,655,219
                                      =========         =========           =======           =======        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)   1,021,760            79,182            65,114            95,495        (7,053,235)
                                      =========         =========           =======           =======        ==========
INTEREST EXPENSE                             --                --                --                --                --
DEPRECIATION                             52,133            52,132            12,637            39,495           313,156
OTHER (INCOME) EXPENSE *                 54,416                --                --            54,416
OTHER ITEMS **                               --                --                --                --
                                      ---------         ---------           -------           -------        ----------
TOTAL INT, DEPR & OTHER ITEMS            52,133           106,548            12,637            39,495           367,572
                                      ---------         ---------           -------           -------        ----------
NET INCOME BEFORE TAXES                 969,627           (27,366)           52,477            56,000        (7,420,808)
                                      =========         =========           =======           =======        ==========
FEDERAL INCOME TAXES                         --                --                --                --                --
                                      ---------         ---------           -------           -------        ----------
NET INCOME (LOSS) (MOR-1)               969,627           (27,366)           52,477            56,000        (7,420,808)
                                      =========         =========           =======           =======        ==========

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

        MOR-6

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER:  01-80035-G3-11


                                                           MONTH      MONTH         MONTH          MONTH          MONTH
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY    FEBRUARY       MARCH          APRIL           MAY
-------------------------------                           -------    ---------     ---------      ---------      ---------
  1.  CASH - BEGINNING OF MONTH                           123,722      155,188       115,078      3,141,408      3,150,797
RECEIPTS:
  2.  CASH SALES                                               --           --            --             --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                    40,512       29,146           234             --             --
  4.  LOANS & ADVANCES (ATTACH LIST)                           --           --            --             --             --
  5.  SALE OF ASSETS                                           --                  3,128,896             --             --
  6.  INTERCOMPANY                                         40,210       99,544            --         67,475         11,538
  7.  OTHER (ATTACH LIST)                                      --                         --          7,727          6,104
                                                          -------    ---------     ---------      ---------      ---------
TOTAL RECEIPTS                                             80,722      128,690     3,129,130         75,202         17,642
                                                          =======    =========     =========      =========      =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                           8,412       34,738            --             --             --
  9.  PAYROLL TAXES PAID                                       --           --         1,347          3,899             --
10.  SALES, USE & OTHER TAXES PAID                             --        4,513            --             --             --
11.  SECURED / RENTAL / LEASES                                 --          817        20,865          7,161             --
12.  UTILITIES                                                 --           --        16,004          3,656          4,340
13.  INSURANCE                                             34,247      100,184        10,521             --             --
14.  INVENTORY PURCHASES                                       --           --            --             --             --
15.  VEHICLE EXPENSES                                          --           --            --             --             --
16.  TRAVEL ENTERTAINMENT                                   3,227        8,278         3,611          2,989             --
17.  REPAIRS, MAINTENANCE & SUPPLIES                           --          874         7,647            350             --
18.  ADMINISTRATIVE & SELLING                               3,371       19,398         5,784         35,354          3,020
19.  INTERCOMPANY                                              --           --        37,019          8,656             --
                                                          -------    ---------     ---------      ---------      ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                        49,256      168,801       102,799         62,064          7,360
                                                          =======    =========     =========      =========      =========
20.  PROFESSIONAL FEES                                         --           --            --             --          4,638
21.  U.S. TRUSTEE FEES                                         --           --            --          3,750            250
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)               --           --            --             --         12,487
                                                          -------    ---------     ---------      ---------      ---------
TOTAL DISBURSEMENTS                                        49,256      168,801       102,799         65,814         12,248
                                                          =======    =========     =========      =========      =========
23.  NET CASH FLOW                                         31,466      (40,111)    3,026,331          9,388          5,394
                                                          -------    ---------     ---------      ---------      ---------
24.  CASH - END OF MONTH (MOR-2)                          155,188      115,078     3,141,408      3,150,797      3,156,191
                                                          =======    =========     =========      =========      =========




                                                            MONTH         MONTH           MONTH           MONTH         FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JUNE          JULY            AUGUST        SEPTEMBER         DATE
-------------------------------                           ---------      ---------       ---------     ----------       ---------
  1.  CASH - BEGINNING OF MONTH                           3,156,191      3,264,266       3,245,012      3,380,789         115,078
RECEIPTS:
  2.  CASH SALES                                                 --             --              --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                     140,296        155,441         160,389        157,093         613,454
  4.  LOANS & ADVANCES (ATTACH LIST)                             --             --              --             --
  5.  SALE OF ASSETS                                             --             --             --              --       3,128,896
  6.  INTERCOMPANY                                               --             --              --             --          79,013
  7.  OTHER (ATTACH LIST)                                        --             --             --              --          13,832
                                                          ---------      ---------       ---------      ---------       ---------
TOTAL RECEIPTS                                              140,296        155,441         160,389        157,093       3,835,194
                                                          =========      =========       =========      =========       =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                                                                          21,902          21,902
  9.  PAYROLL TAXES PAID                                                                        34         32,723          38,002
10.  SALES, USE & OTHER TAXES PAID                              127                                                           127
11.  SECURED / RENTAL / LEASES                                   --             --              --          1,613          29,638
12.  UTILITIES                                                   --         15,812           2,054         11,093          52,960
13.  INSURANCE                                                2,912          1,969           3,579          2,995          21,977
14.  INVENTORY PURCHASES                                         --             75              50             --             125
15.  VEHICLE EXPENSES                                            --             --              --             --              --
16.  TRAVEL ENTERTAINMENT                                        --             --           1,554             --           8,154
17.  REPAIRS, MAINTENANCE & SUPPLIES                             --             --              --             --           7,997
18.  ADMINISTRATIVE & SELLING                                 2,265          1,186              60             --          47,669
19.  INTERCOMPANY                                            12,920        153,105          16,976        100,000         328,676
                                                          ---------      ---------       ---------      ---------       ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          18,224        172,148          24,306        170,325         557,226
                                                          =========      =========       =========      =========       =========
20.  PROFESSIONAL FEES                                        1,510                            306             --           6,454
21.  U.S. TRUSTEE FEES                                                                                                      4,000
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              2,547             --           1,344         16,378
                                                          ---------      ---------       ---------      ---------       ---------
TOTAL DISBURSEMENTS                                          32,220        174,694          24,612        171,669         584,057
                                                          =========      =========       =========      =========       =========
23.  NET CASH FLOW                                          108,076        (19,253)        135,777        (14,576)      3,251,137
                                                          ---------      ---------       ---------      ---------       ---------
24.  CASH - END OF MONTH (MOR-2)                          3,264,266      3,245,012       3,380,789      3,366,214       3,366,214
                                                          =========      =========       =========      =========       =========


                     * applies to Individual debtor's only.


        MOR-7

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER:  01-80035-G3-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001



BANK NAME                                              Bank of America   Bank of America     Bank One     Petty Cash
---------                                              ---------------   ---------------   ------------   ----------
ACCOUNT NUMBER                                          # 3755500166                       # 1826020966

ACCOUNT TYPE                                                OPERATING        INVESTMENT       PAYROLL     OTHER FUNDS       TOTAL
------------                                                ---------        ----------       -------     -----------    ---------
BANK BALANCE                                                 343,067         3,128,896        (5,750)          --        3,466,214
DEPOSIT IN TRANSIT                                                --                --            --           --               --
OUTSTANDING CHECKS                                                --                --            --           --               --
                                                            --------         ---------        ------        -----        ---------
ADJUSTED BANK BALANCE                                        100,947         3,128,896        (5,750)          --        3,466,214
                                                            ========         =========        ======        =====        =========
BEGINNING CASH - PER BOOKS                                   250,072         3,128,896         1,821           --        3,380,789
RECEIPTS                                                     157,093                --            --           --          157,093
TRANSFERS BETWEEN ACCOUNTS                                  (100,000)               --            --           --         (100,000)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2            --                --            --           --               --
CHECKS / OTHER DISBURSEMENTS                                 (64,098)               --        (7,571)          --          (71,669)
                                                            --------         ---------        ------        -----        ---------
ENDING CASH - PER BOOKS                                      243,067         3,128,896        (5,750)          --        3,366,214
                                                            ========         =========        ======        =====        =========

        MOR-8

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80035-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).



INSIDERS:  NAME/POSITION/COMP TYPE                                        MONTH        MONTH        MONTH        MONTH        MONTH
----------------------------------                                       JANUARY      FEBRUARY      MARCH        APRIL         MAY
                                                                         -------      --------      ------       ------       ------
1.   Finis F. Teeter/President HSTR General Holdings                         --           --           --           --           --
2.   Ronald Mccaslin/VP, Director HSTR Gen Hold/Salary                   20,000       23,934       28,356       21,210       20,000
3.   Charles N. Carney, Jr./VP, Director HSTR General Holdings               --           --           --           --           --
4.   Richard A. Carver/VP HSTR General Holdings                              --           --           --           --           --
5.   Jackie Holland/VP HSTR General Holdings/Salary                       9,167        9,167        9,167       11,481        8,333
6.   Craig A. Reynolds/VP, Secretary HSTR General Holdings                   --           --           --           --           --
7.   Kristi E. Gross/Asst Secretary HSTR Gen Hold/Salary                  5,500        6,058        4,656          170           --
8.   Mary Morton/Asst Secretary Hstr General Holdings                        --           --           --           --           --
9.   Dennis L. Jones/President, Director HSTR Retail Holdings                --           --           --           --           --
10.  Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold                 --           --           --           --           --
11.  Robert Grier/Secretary, Director HSTR Retail Hold                       --           --           --           --           --
12.  Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold            --           --           --           --           --
                                                                         ------       ------       ------       ------       ------
TOTAL INSIDERS (MOR-1)                                                   34,667       39,159       42,179       32,861       28,333
                                                                         ======       ======       ======       ======       ======



                                                                        MONTH       MONTH       MONTH         MONTH
INSIDERS:  NAME/POSITION/COMP TYPE                                      JUNE        JULY        AUGUST      SEPTEMBER
----------------------------------                                      -----       ------      -------     ----------
1.   Finis F. Teeter/President HSTR General Holdings                       --           --           --           --
2.   Ronald Mccaslin/VP, Director HSTR Gen Hold/Salary                     --           --           --           --
3.   Charles N. Carney, Jr./VP, Director HSTR General Holdings             --           --           --           --
4.   Richard A. Carver/VP HSTR General Holdings                            --           --           --           --
5.   Jackie Holland/VP HSTR General Holdings/Salary                     8,333       16,085        8,333        8,333
6.   Craig A. Reynolds/VP, Secretary HSTR General Holdings                 --           --           --           --
7.   Kristi E. Gross/Asst Secretary HSTR Gen Hold/Salary                   --           --           --           --
8.   Mary Morton/Asst Secretary HSTR General Holdings                      --           --           --           --
9.   Dennis L. Jones/President, Director HSTR Retail Holdings              --           --           --           --
10.  Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold               --           --           --           --
11.  Robert Grier/Secretary, Director HSTR Retail Hold                     --           --           --           --
12.  Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold          --           --           --           --
                                                                        -----       ------        -----        -----
TOTAL INSIDERS (MOR-1)                                                  8,333       16,085        8,333        8,333
                                                                        =====       ======        =====        =====




                                            MONTH          MONTH         MONTH          MONTH          MONTH
PROFESSIONALS/NAME/ORDER DATE              JANUARY       FEBRUARY        MARCH          APRIL           MAY
-----------------------------              -------       --------        -----          -----         ------
1.   Floyd, Isgur, Rios and Warlich           --             --             --             --          1,568
2.   Strategic Capital Corporation            --             --             --             --          3,070
3.                                            --             --             --             --             --
4.                                            --             --             --             --             --
5.                                            --             --             --             --             --
6.                                            --             --             --             --             --
TOTAL PROFESSIONALS (MOR-1)                   --             --             --             --          4,638
                                           =====          =====          =====          =====          =====


                                               MONTH          MONTH          MONTH          MONTH
PROFESSIONALS/NAME/ORDER DATE                  JUNE           JULY           AUGUST       SEPTEMBER
-----------------------------                  -----          -----          ------       ---------

1.   Floyd, Isgur, Rios and Warlich              218             --            306             --
2.   Strategic Capital Corporation             1,292          2,547             --          1,344
3.                                                --             --             --             --
4.                                                --             --             --             --
5.                                                --             --             --             --
6.                                                --             --             --             --
TOTAL PROFESSIONALS (MOR-1)                    1,510          2,547            306          1,344
                                               =====          =====            ===          =====




        MOR-9

                                 UNITED STATES BANKRUPTCY COURT
                                   SOUTHERN DISTRICT OF TEXAS
                                        HOUSTON DIVISION

CASE NAME: ASSOCIATED RETAILERS GROUP, INC.                         PETITION DATE: JANUARY 11, 2001

                                                                                   CASE NUMBER: 01-80024-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

            MONTH                         JANUARY     FEBRUARY     MARCH     APRIL       MAY
            -----                         --------    --------   --------   --------   --------
REVENUES (MOR-6)                                --          --         --         --         --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          --     602,866         --         --         --
NET INCOME (LOSS) (MOR-6)                       --     602,866         --         --         --
PAYMENTS TO INSIDERS (MOR-9)                    --          --         --         --         --
PAYMENTS TO PROFESSIONALS (MOR-9)               --          --         --         --         --
TOTAL DISBURSEMENTS (MOR-8)                     --      10,136         --         --     42,040

            MONTH                           JUNE        JULY      AUGUST    SEPTEMBER
            -----                         --------    --------   --------   ---------
REVENUES (MOR-6)                                --          --         --          --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          --          --         --          --
NET INCOME (LOSS) (MOR-6)                       --          --         --          --
PAYMENTS TO INSIDERS (MOR-9)                    --          --         --          --
PAYMENTS TO PROFESSIONALS (MOR-9)               --          --         --          --
TOTAL DISBURSEMENTS (MOR-8)                     --          --         --          --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                        EXP.
                                                        DATE
                                                        ----
CASUALTY                        YES (X)  NO ( )       06/30/02
LIABILITY                       YES (X)  NO ( )       06/30/02
VEHICLE                         YES (X)  NO ( )       06/30/02
WORKER'S                        YES (X)  NO ( )       03/27/02
OTHER - DIRECTOR/OFFICER        YES (X)  NO ( )       01/23/02


--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                   YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                 YES    NO

Have any pre-petition liabilities been paid?                                YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?              YES    NO

Were any assets disposed of outside the normal course of business?          YES    NO
If so, describe.
                 --------------------------------------------------

-------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                        YES    NO

What is the status of your Plan of Reorganization? PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED    /s/ CRAIG A. REYNOLDS
                                          -------------------------------------
                                    TITLE     Vice President of Finance
                                          -------------------------------------
        MOR-1

CASE NAME: PACIFIC NORTHWEST HOMES, INC.            CASE NUMBER: 01-80036-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                             MONTH          MONTH          MONTH          MONTH          MONTH
        ASSETS                            FILING DATE*      JANUARY        FEBRUARY        MARCH          APRIL           MAY
        ------                            ------------     ---------      ---------      ---------      ---------      ---------
CURRENT ASSETS
    Cash                                           --             --                            --             --             --
    Accounts Receivable, Net                       --             --                            --             --             --
    Inventory: Lower of Cost or Market             --             --                            --             --             --
    Prepaid Expenses                               --             --                            --             --             --
    Investments                                37,964         52,177         42,040         42,040         42,040             --
    Other                                          --             --
                                            ---------      ---------      ---------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                           37,964         52,177         42,040         42,040         42,040             --
                                            =========      =========      =========      =========      =========      =========
PROPERTY, PLANT & EQUIP, @ COST                    --             --             --             --             --             --
Less Accumulated Depreciation                      --             --             --             --             --             --
                                            ---------      ---------      ---------      ---------      ---------      ---------
Net Book Value of PP & E                           --             --             --             --             --             --
                                            =========      =========      =========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                               --             --             --             --             --             --
    2.  Investments in Subs                        --             --             --             --             --             --
    3.  Deposits                                   --             --             --             --             --             --
    4.  Interests in Insurance Policies            --             --             --             --             --             --
    5.  Note Receivable                            --             --             --             --             --             --
    6.  Deferred Comp. Plan Assets                 --             --                                                          --
    7.  Intercompany                                                                                                      27,734
    8.  Other Assets                          (43,308)       (43,308)       (43,308)       (43,308)       (43,308)       (43,308)
                                            ---------      ---------      ---------      ---------      ---------      ---------
       TOTAL ASSETS                            (5,344)         8,869         (1,268)        (1,268)        (1,268)       (15,574)
                                            =========      =========      =========      =========      =========      =========

                                              MONTH          MONTH          MONTH          MONTH
        ASSETS                                JUNE           JULY          AUGUST        SEPTEMBER
        ------                              ---------      ---------      ---------      ---------

CURRENT ASSETS
    Cash                                           --             --             --             --
    Accounts Receivable, Net                       --             --             --             --
    Inventory: Lower of Cost or Market             --             --             --             --
    Prepaid Expenses                               --             --             --             --
    Investments                                    --             --             --             --
    Other                                          --             --             --             --
                                            ---------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                               --             --             --             --
                                            =========      =========      =========      =========
PROPERTY, PLANT & EQUIP, @ COST                    --             --             --             --
Less Accumulated Depreciation                      --             --             --             --
                                            ---------      ---------      ---------      ---------
Net Book Value of PP & E                           --             --             --             --
                                            =========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                               --             --             --             --
    2.  Investments in Subs                        --             --             --             --
    3.  Deposits                                   --             --             --             --
    4.  Interests in Insurance Policies            --             --             --             --
    5.  Note Receivable                            --             --             --             --
    6.  Deferred Comp. Plan Assets                 --             --             --             --
    7.  Intercompany                           27,734         27,734         27,734         27,734
    8.  Other Assets                          (43,308)       (43,308)       (43,308)       (43,308)
                                            ---------      ---------      ---------      ---------
       TOTAL ASSETS                           (15,574)       (15,574)       (15,574)       (15,574)
                                            =========      =========      =========      =========

                    * Per Schedules and Statement of Affairs

             MOR-2

CASE NAME: PACIFIC NORTHWEST HOMES, INC.            CASE NUMBER: 01-80036-G3-11

                  COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH        MONTH         MONTH          MONTH         MONTH
EQUITY                                  FILING DATE*    JANUARY      FEBRUARY       MARCH          APRIL          MAY
---------------------                   -----------   ----------    ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                         --            --            --            --            --
                                                      ----------    ----------    ----------    ----------    ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                  --            --            --            --            --            --
       Priority Debt                            --            --            --            --            --            --
       Federal Income Tax                       --            --            --            --            --            --
       FICA/Withholding                         --            --            --            --            --            --
       Unsecured Debt                           --            --            --            --            --            --
       Intercompany                      1,307,136     1,321,349       708,347       708,347       708,347       708,347
       Other                                    --            --            --            --            --            --
                                        ----------    ----------    ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES        1,307,136     1,321,349       708,347       708,347       708,347       708,347
                                        ----------    ----------    ----------    ----------    ----------    ----------
TOTAL LIABILITIES                        1,307,136     1,321,349       708,347       708,347       708,347       708,347
                                         =========     =========     =========     =========     =========     =========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                          --            --
       Common Stock                          1,000         1,000         1,000         1,000         1,000         1,000
ADDITIONAL PAID-IN CAPITAL                 (70,641)      (70,641)      (70,641)      (70,641)      (70,641)      (70,641)
RETAINED EARNINGS: Filing Date          (1,242,840)   (1,242,840)   (1,242,840)   (1,242,840)   (1,242,840)   (1,242,840)
RETAINED EARNINGS: Post Filing Date             --            --       602,866       602,866       602,866       588,560
                                        ----------    ----------    ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)        (1,312,481)   (1,312,481)     (709,615)     (709,615)     (709,615)     (723,921)
                                        ----------    ----------    ----------    ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                              (5,344)        8,869        (1,268)       (1,268)       (1,268)      (15,574)
                                        ==========    ==========    ==========    ==========    ==========    ==========

LIABILITIES & OWNER'S                      MONTH         MONTH         MONTH         MONTH
EQUITY                                     JUNE          JULY          AUGUST      SEPTEMBER
---------------------                   ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)           --            --            --            --
                                        ----------    ----------    ----------    ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                  --            --            --            --
       Priority Debt                            --            --            --            --
       Federal Income Tax                       --            --            --            --
       FICA/Withholding                         --            --            --            --
       Unsecured Debt                           --            --            --            --
       Intercompany                        708,347       708,347       708,347       708,347
       Other                                    --            --            --            --
                                        ----------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES          708,347       708,347       708,347       708,347
                                        ----------    ----------    ----------    ----------
TOTAL LIABILITIES                          708,347       708,347       708,347       708,347
                                        ==========    ==========     =========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                          1,000         1,000         1,000         1,000
ADDITIONAL PAID-IN CAPITAL                 (70,641)      (70,641)      (70,641)      (70,641)
RETAINED EARNINGS: Filing Date          (1,242,840)   (1,242,840)   (1,242,840)   (1,242,840)
RETAINED EARNINGS: Post Filing Date        588,560       588,560       588,560       588,560
                                        ----------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)          (723,921)     (723,921)     (723,921)     (723,921)
                                        ----------    ----------    ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                             (15,574)      (15,574)      (15,574)      (15,574)
                                        ==========    ==========    ==========    ==========


                    * Per Schedules and Statement of Affairs

             MOR-3

CASE NAME:  PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                             MONTH       MONTH        MONTH          MONTH         MONTH
                                            JANUARY     FEBRUARY      MARCH          APRIL          MAY
                                          ----------   ----------   ----------    ----------   ----------
TRADE ACCOUNTS PAYABLE                            --           --           --            --           --
                                          ----------   ----------   ----------    ----------   ----------
TAX PAYABLE                                       --           --           --            --           --
     Federal Payroll Taxes                        --           --           --            --           --
     State Payroll & Sales                        --           --           --            --           --
     Ad Valorem Taxes                             --           --           --            --           --
     Other Taxes                                  --           --           --            --           --
                                          ----------   ----------   ----------    ----------   ----------
TOTAL TAXES PAYABLE                               --           --           --            --           --
                                          ==========   ==========   ==========    ==========   ==========

SECURED DEBT POST-PETITION                        --           --           --            --           --
ACCRUED INTEREST PAYABLE                          --           --           --            --           --
* ACCRUED PROFESSIONAL FEES                       --           --           --            --           --
OTHER ACCRUED LIABILITIES:                        --           --           --            --           --
     1.                                           --           --           --            --           --
     2.                                           --           --           --            --           --
     3.                                           --           --           --            --           --
                                          ----------   ----------   ----------    ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           --           --           --            --           --
                                          ==========   ==========   ==========    ==========   ==========

                                             MONTH        MONTH       MONTH          MONTH
                                             JUNE         JULY        AUGUST       SEPTEMBER
                                          ----------   ----------   ----------    ----------
TRADE ACCOUNTS PAYABLE                            --           --           --            --
                                          ----------   ----------   ----------    ----------
TAX PAYABLE                                       --           --           --            --
     Federal Payroll Taxes                        --           --           --            --
     State Payroll & Sales                        --           --           --            --
     Ad Valorem Taxes                             --           --           --            --
     Other Taxes                                  --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL TAXES PAYABLE                               --           --           --            --
                                          ==========   ==========   ==========    ==========
SECURED DEBT POST-PETITION                        --           --           --            --
ACCRUED INTEREST PAYABLE                          --           --           --            --
* ACCRUED PROFESSIONAL FEES                       --           --           --            --
OTHER ACCRUED LIABILITIES:                        --           --           --            --
     1.                                           --           --           --            --
     2.                                           --           --           --            --
     3.                                           --           --           --            --
                                          ----------   ----------   ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           --           --           --            --
                                          ==========   ==========   ==========    ==========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: PACIFIC NORTHWEST HOMES, INC.            CASE NUMBER: 01-80036-G3-11

                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF SEPTEMBER 2001

                                                                        AD-VALOREM,
 DAYS              TOTAL      TRADE ACCTS    FED TAXES    STATE TAXES   OTHER TAXES      OTHER
 ----           -----------   -----------   -----------   -----------   -----------   -----------
 0-30                    --
31-60                    --
61-90                    --
91 +                     --
TOTAL                    --


                          AGING OF ACCOUNTS RECEIVABLE


   MONTH          JANUARY      FEBRUARY      MARCH      APRIL          MAY
   -----          --------     --------    --------    --------     --------
 0-30 DAYS              --           --          --          --           --
31-60 DAYS              --           --          --          --           --
61-90 DAYS              --           --          --          --           --
91 + DAYS               --           --          --          --           --
TOTAL                   --           --          --          --           --

   MONTH            JUNE         JULY        AUGUST    SEPTEMBER
   -----          --------     --------    --------    ---------
 0-30 DAYS              --           --          --           --
31-60 DAYS              --           --          --           --
61-90 DAYS              --           --          --           --
91 + DAYS               --           --          --           --
TOTAL                   --           --          --           --

        MOR-5

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11

                           STATEMENT OF INCOME (LOSS)

                  MONTH              JANUARY       FEBRUARY       MARCH         APRIL           MAY
                  -----             ----------    ----------    ----------    ----------    ----------

REVENUES (MOR-1)                            --            --            --            --            --
TOTAL COST OF REVENUES                      --            --            --            --            --
GROSS PROFIT                                --            --            --            --            --
OPERATING EXPENSES:
       Selling & Marketing                  --            --            --            --            --
       General & Administrative             --            --            --            --            --
       Insiders Compensation                --            --            --            --            --
       Professional Fees                    --            --            --            --            --
       Correction of Liabilities                    (602,866)           --            --       (14,306)
       Other (attach list)                  --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                    --      (602,866)           --            --       (14,306)
                                    ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)         --       602,866            --            --        14,306
                                    ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                            --            --            --            --            --
DEPRECIATION                                --            --            --            --            --
OTHER (INCOME) EXPENSE *                    --            --            --            --            --
OTHER ITEMS **                              --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS               --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                     --       602,866            --            --        14,306
                                    ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                        --                                                      --
                                    ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                   --       602,866            --            --        14,306
                                    ==========    ==========    ==========    ==========    ==========

                  MONTH                JUNE         JULY          AUGUST      SEPTEMBER    FILING TO DATE
                  -----             ----------    ----------    ----------    ----------   --------------
REVENUES (MOR-1)                            --            --            --            --            --
TOTAL COST OF REVENUES                      --            --            --            --            --
GROSS PROFIT                                --            --            --            --            --
OPERATING EXPENSES:
       Selling & Marketing                  --            --            --            --            --
       General & Administrative             --            --            --            --            --
       Insiders Compensation                --            --            --            --            --
       Professional Fees                    --            --            --            --            --
       Correction of Liabilities            --            --            --            --            --
       Other (attach list)                  --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                    --            --            --            --            --
                                    ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)         --            --            --            --            --
                                    ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                            --            --            --            --            --
DEPRECIATION                                --            --            --            --            --
OTHER (INCOME) EXPENSE *                    --            --            --            --            --
OTHER ITEMS **                              --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS               --            --            --            --            --
                                    ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                     --            --            --            --            --
                                    ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES
                                    ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                   --            --            --            --            --
                                    ==========    ==========    ==========    ==========    ==========



   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or Infrequent Item(s) Outside The Ordinary Course of Business;
   Requires Footnote

         MOR-6

CASE NAME: PACIFIC NORTHWEST HOMES, INC.            CASE NUMBER: 01-80036-G3-11


                                                            MONTH        MONTH          MONTH         MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY       FEBRUARY        MARCH         APRIL          MAY
-------------------------------                          ----------    ----------    ----------    ----------     ----------
  1.  CASH - BEGINNING OF MONTH                              37,964        52,177        42,040        42,040         42,040
RECEIPTS:
  2.  CASH SALES                                                 --            --            --            --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --            --            --            --             --
  4.  LOANS & ADVANCES (ATTACH LIST)                             --            --            --            --             --
  5.  SALE OF ASSETS                                             --            --            --            --             --
  6.  OTHER - INVESTMENT INCOME                              14,213       (10,136)           --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL RECEIPTS                                               14,213       (10,136)           --            --             --
                                                         ==========    ==========    ==========    ==========     ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                --            --            --            --             --
  8.  PAYROLL TAXES PAID                                         --            --            --            --             --
  9.  SALES, USE & OTHER TAXES PAID                              --            --            --            --             --
 10.  SECURED / RENTAL / LEASES                                  --            --            --            --             --
 11.  UTILITIES                                                  --            --            --            --             --
 12.  INSURANCE                                                  --            --            --            --             --
 13.  INVENTORY PURCHASES                                        --            --            --            --             --
 14.  VEHICLE EXPENSES                                           --            --            --            --             --
 15.  TRAVEL ENTERTAINMENT                                       --            --            --            --             --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                            --            --            --            --             --
 17.  ADMINISTRATIVE & SELLING                                   --            --            --            --         42,040
 18.  OTHER (ATTACH LIST)                                        --            --            --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                              --            --            --            --         42,040
                                                         ==========    ==========    ==========    ==========     ==========
 19.  PROFESSIONAL FEES                                          --            --            --            --             --
 20.  U.S. TRUSTEE FEES                                          --            --            --            --             --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --            --            --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS                                              --            --            --            --         42,040
                                                         ==========    ==========    ==========    ==========     ==========
 22.  NET CASH FLOW                                          14,213       (10,136)           --            --        (42,040)
                                                         ----------    ----------    ----------    ----------     ----------
 23.  CASH - END OF MONTH (MOR-2)                            52,177        42,040        42,040        42,040             --
                                                         ==========    ==========    ==========    ==========     ==========

                                                           MONTH         MONTH         MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JUNE          JULY         AUGUST       SEPTEMBER        DATE
-------------------------------                          ----------    ----------    ----------     ----------    ----------
  1.  CASH - BEGINNING OF MONTH                                  --                                                   37,964
RECEIPTS:
  2.  CASH SALES                                                 --            --            --            --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --            --            --            --             --
  4.  LOANS & ADVANCES (ATTACH LIST)                             --            --            --            --             --
  5.  SALE OF ASSETS                                             --            --            --            --             --
  6.  OTHER - INVESTMENT INCOME                                  --            --            --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL RECEIPTS                                                   --            --            --            --             --
                                                         ==========    ==========    ==========    ==========     ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                --            --            --            --             --
  8.  PAYROLL TAXES PAID                                         --            --            --            --             --
  9.  SALES, USE & OTHER TAXES PAID                              --            --            --            --             --
 10.  SECURED / RENTAL / LEASES                                  --            --            --            --             --
 11.  UTILITIES                                                  --            --            --            --             --
 12.  INSURANCE                                                  --            --            --            --             --
 13.  INVENTORY PURCHASES                                        --            --            --            --             --
 14.  VEHICLE EXPENSES                                           --            --            --            --             --
 15.  TRAVEL ENTERTAINMENT                                       --            --            --            --             --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                            --            --            --            --             --
 17.  ADMINISTRATIVE & SELLING                               42,040                                                   42,040
 18.  OTHER (ATTACH LIST)                                        --            --            --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                          42,040            --            --            --         42,040
                                                         ==========    ==========    ==========    ==========     ==========
 19.  PROFESSIONAL FEES                                          --            --            --            --             --
 20.  U.S. TRUSTEE FEES                                          --            --            --            --             --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --            --            --            --             --
                                                         ----------    ----------    ----------    ----------     ----------
TOTAL DISBURSEMENTS                                          42,040            --            --            --         42,040
                                                         ==========    ==========    ==========    ==========     ==========
 22.  NET CASH FLOW                                         (42,040)           --            --            --        (42,040)
                                                         ----------    ----------    ----------    ----------     ----------
 23.  CASH - END OF MONTH (MOR-2)                           (42,040)           --            --            --         (4,076)
                                                         ==========    ==========    ==========    ==========     ==========

                     * applies to Individual debtor's only.


         MOR-7

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                       Morgan Stanley
---------                                                       --------------
ACCOUNT NUMBER                                                    # 109121714

ACCOUNT TYPE                                                      INVESTMENT           TOTAL
                                                                  -----------      -----------
BANK BALANCE                                                               --               --
DEPOSIT IN TRANSIT                                                         --               --
OUTSTANDING CHECKS                                                         --               --
                                                                        -----            -----
ADJUSTED BANK BALANCE                                                      --               --
                                                                        =====            =====
BEGINNING CASH - PER BOOKS                                                 --               --
RECEIPTS                                                                   --               --
TRANSFERS BETWEEN ACCOUNTS                                                 --               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                     --               --
CHECKS / OTHER DISBURSEMENTS                                               --               --
                                                                        -----            -----
ENDING CASH - PER BOOKS                                                    --               --
                                                                        =====            =====


         MOR-8

CASE NAME: PACIFIC NORTHWEST HOMES, INC.            CASE NUMBER: 01-80036-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                          MONTH         MONTH       MONTH         MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                        JANUARY      FEBRUARY      MARCH         APRIL         MAY
---------------------------------                        --------     --------     --------     --------     --------
1. Ray McKinney/President                                      --           --           --           --           --
2. Craig A. Reynolds/Secretary, Director                       --           --           --           --           --
3. Kristi E. Gross/Assistant Secretary                         --           --           --           --           --
4. Charles N. Carney, Jr./Director                             --           --           --           --           --
5.                                                             --           --           --           --           --
6.                                                             --           --           --           --           --
                                                         --------     --------     --------     --------     --------
TOTAL INSIDERS (MOR-1)                                         --           --           --           --           --
                                                         ========     ========     ========     ========     ========

                                                          MONTH         MONTH       MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                          JUNE         JULY        AUGUST     SEPTEMBER
---------------------------------                        --------     --------     --------    ---------
1. Ray McKinney/President                                      --           --           --           --
2. Craig A. Reynolds/Secretary, Director                       --           --           --           --
3. Kristi E. Gross/Assistant Secretary                         --           --           --           --
4. Charles N. Carney, Jr./Director                             --           --           --           --
5.                                                             --           --           --           --
6.                                                             --           --           --           --
                                                         --------     --------     --------     --------
TOTAL INSIDERS (MOR-1)                                         --           --           --           --
                                                         ========     ========     ========     ========

                                                           MONTH         MONTH       MONTH         MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                             JANUARY      FEBRUARY      MARCH         APRIL         MAY
-----------------------------                             --------     --------     --------     --------     --------

1.                                                             --           --           --           --           --
2.                                                             --           --           --           --           --
3.                                                             --           --           --           --           --
4.                                                             --           --           --           --           --
5.                                                             --           --           --           --           --
6.                                                             --           --           --           --           --
                                                         --------     --------     --------     --------     --------
TOTAL PROFESSIONALS (MOR-1)                                    --           --           --           --           --
                                                         ========     ========     ========     ========     ========
                                                           MONTH         MONTH       MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE                               JUNE         JULY        AUGUST      SEPTEMBER
-----------------------------                             --------     --------     --------     ---------
1.                                                             --           --           --           --
2.                                                             --           --           --           --
3.                                                             --           --           --           --
4.                                                             --           --           --           --
5.                                                             --           --           --           --
6.                                                             --           --           --           --
                                                         --------     --------     --------     --------
TOTAL PROFESSIONALS (MOR-1)                                    --           --           --           --
                                                         ========     ========     ========     ========


           MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          PETITION DATE: JANUARY 11, 2001

                                                                     CASE NUMBER: 01-80037-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

                MONTH                           JANUARY         FEBRUARY             MARCH             APRIL             MAY
                -----                           -------        ----------          --------          --------        ----------
REVENUES (MOR-6)                                398,636           637,701           711,510           783,988           373,075
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          (87,217)       (1,595,003)         (289,736)         (423,645)       (1,148,824)
NET INCOME (LOSS) (MOR-6)                       (97,224)       (1,604,696)         (299,429)         (423,645)       (1,148,824)
PAYMENTS TO INSIDERS (MOR-9)                         --                --                --                --                --
PAYMENTS TO PROFESSIONALS (MOR-9)                    --                --                90               330             5,896
TOTAL DISBURSEMENTS (MOR-8)                      10,655           610,423           765,069           751,401           429,363


                MONTH                              JUNE              JULY             AUGUST          SEPTEMBER
                -----                            --------          --------           -------         ---------
REVENUES (MOR-6)                                  226,068            32,840            44,340            27,952
INCOME BEFORE INT, DEPREC./TAX (MOR-6)           (397,365)         (108,123)          (49,000)          (34,997)
NET INCOME (LOSS) (MOR-6)                        (397,365)         (108,123)          (49,000)          (34,997)
PAYMENTS TO INSIDERS (MOR-9)                           --                --                --                --
PAYMENTS TO PROFESSIONALS (MOR-9)                   1,726                --               990               826
TOTAL DISBURSEMENTS (MOR-8)                       176,406           155,133            70,864            46,832

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                             EXP.
                                                             DATE
                                                             ----
CASUALTY                                YES (X)  NO ( )      06/30/02
LIABILITY                               YES (X)  NO ( )      06/30/02
VEHICLE                                 YES (X)  NO ( )      06/30/02
WORKER'S                                YES (X)  NO ( )      04/01/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                             YES    NO

Are all posted-petition liabilities, including taxes, being paid within terms?        YES    NO

Have any pre-petition liabilities been paid?                                          YES    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                        YES    NO

Were any assets disposed of outside the normal course of business?                    YES    NO
If so, describe.
                 --------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                  YES    NO

What is the status of your Plan of Reorganization?  PLAN OF REORGANIZATION CONFIRMED
BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION - OCTOBER 3, 2001.

                                     I certify under penalty of perjury that the following complete Monthly Operating Report
                                     (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                     SIGNED  /s/ CRAIG A. REYNOLDS
                                            ------------------------------------
                                     TITLE   Vice President of Finance
                                            ------------------------------------

         MOR-1

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                MONTH         MONTH         MONTH            MONTH        MONTH
                ASSETS                       FILING DATE*      JANUARY       FEBRUARY       MARCH            APRIL         MAY
                ------                       ------------     ---------     ---------     ---------        ---------     -------
CURRENT ASSETS
    Cash                                          15,204         55,338       (33,228)    1,204,060          467,414     415,760
    Accounts Receivable, Net                     661,750        720,814       425,985       283,595          275,940      83,952
    Inventory: Lower of Cost or Market         3,856,465      3,440,795     2,462,676     1,774,669          850,528          --
    Prepaid Expenses                             (32,834)       (36,137)       14,552        22,569           18,824      14,420
    Investments                                       --             --            --            --               --          --
    Other                                             --             --            --            --               --          --
                                               ---------      ---------     ---------     ---------        ---------     -------
TOTAL CURRENT ASSETS                           4,500,586      4,180,810     2,869,984     3,284,893        1,612,706     514,132
                                               =========      =========     =========     =========        =========     =======
PROPERTY, PLANT&EQUIP, @ COST                    891,732        921,732       921,732       921,732          921,732     921,732
Less Accumulated Depreciation                    379,713        389,720       399,413       409,106          419,021     428,579
Less Impairment of Assets                                                     336,374       336,374          316,765     493,153
                                               ---------      ---------     ---------     ---------        ---------     -------
Net Book Value of PP & E                         512,019        532,012       185,945       176,252          185,945          --
                                               =========      =========     =========     =========        =========     =======
OTHER ASSETS:
    1.  Tax Deposits                                  --             --            --            --               --          --
    2.  Investments in Subs                           --             --            --            --               --          --
    3.  Deposits                                   2,450          2,450         2,450         2,450            2,450       2,450
    4.  Interests in Insurance Policies               --             --            --            --               --          --
    5.  Note Receivable                            2,000          2,000         2,000         2,000            2,000          --
    6.  Other Assets                             806,029        806,029       806,029       806,029          806,029          --
    7.  Non-Filing Intercompany                                                86,138        86,138           75,752          --
    8.  Post-Petition Intercompany                    --         96,083        78,074            --               --          --
                                               ---------      ---------     ---------     ---------        ---------     -------
       TOTAL ASSETS                            5,823,084      5,619,383     4,030,621     4,357,762        2,684,883     516,582
                                               =========      =========     =========     =========        =========     =======


                                                 MONTH         MONTH        MONTH         MONTH
                ASSETS                            JUNE          JULY        AUGUST      SEPTEMBER
                ------                          -------       -------       ------      ---------
CURRENT ASSETS
    Cash                                        542,332       483,220       489,162       143,333
    Accounts Receivable, Net                     55,796        (1,543)        1,543            --
    Inventory: Lower of Cost or Market               --       (40,973)           --             2
    Prepaid Expenses                             14,420        11,762        14,420        14,420
    Investments                                      --            --            --            --
    Other                                            --            --            --            --
                                                -------       -------       -------       -------
TOTAL CURRENT ASSETS                            612,548       452,467       505,125       157,755
                                                =======       =======       =======       =======
PROPERTY, PLANT&EQUIP, @ COST                   921,732       921,732       598,327       456,658
Less Accumulated Depreciation                   428,579       444,611       336,779       275,830
Less Impairment of Assets                       493,153       477,121       261,549       180,828
                                                -------       -------       -------       -------
Net Book Value of PP & E                             --            --            (0)           (0)
                                                =======       =======       =======       =======
OTHER ASSETS:
    1.  Tax Deposits                                 --            --            --            --
    2.  Investments in Subs                          --            --            --            --
    3.  Deposits                                  2,450         2,450         2,450         2,450
    4.  Interests in Insurance Policies              --            --            --            --
    5.  Note Receivable                              --            --            --            --
    6.  Other Assets                                 --            --            --            --
    7.  Non-Filing Intercompany                      --            --            --            --
    8.  Post-Petition Intercompany                   --            --            --            --
                                                -------       -------       -------       -------
       TOTAL ASSETS                             614,998       454,917       507,575       160,205
                                                =======       =======       =======       =======

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                     FILING DATE*      JANUARY        FEBRUARY        MARCH          APRIL           MAY
---------------------                      ------------     ----------     ----------     ----------     ----------     ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                           87,154        292,976      1,373,307        673,265        805,541
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured              3,829,975        3,609,247      2,930,457      2,476,848      1,308,112             --
       Priority Debt                          162,084           72,928         56,324         58,270         39,846         27,618
       Federal Income Tax                          --               --             --             --             --             --
       FICA/Withholding                            --               --             --             --             --             --
       Unsecured Debt                         479,612          478,462        346,416        344,318        972,510      1,135,412
       Intercompany                         5,065,535        5,182,938      5,820,489      5,820,489      5,830,265      5,835,950
       Other                                       --               --             --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
   TOTAL PRE-PETITION LIABILITIES           9,537,205        9,343,575      9,153,686      8,699,925      8,150,733      6,998,980
                                           ----------       ----------     ----------     ----------     ----------     ----------
TOTAL LIABILITIES                           9,537,205        9,430,729      9,446,663     10,073,232      8,823,998      7,804,521
                                           ==========       ==========     ==========     ==========     ==========     ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                             --               --             --             --             --             --
       Common Stock                                --               --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                  1,658,002        1,658,002      1,658,002      1,658,002      1,658,002      1,658,002
RETAINED EARNINGS: Filing Date             (5,372,123)      (5,372,123)    (5,372,123)    (5,372,123)    (5,372,123)    (5,372,123)
RETAINED EARNINGS: Post Filing Date                --          (97,225)    (1,701,921)    (2,001,349)    (2,424,995)    (3,573,819)
                                           ----------       ----------     ----------     ----------     ----------     ----------
TOTAL OWNER'S EQUITY (NET WORTH)           (3,714,121)      (3,811,346)    (5,416,042)    (5,715,470)    (6,139,115)    (7,287,939)
                                           ----------       ----------     ----------     ----------     ----------     ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                              5,823,085        5,619,383      4,030,621      4,357,762      2,684,883        516,582
                                           ==========       ==========     ==========     ==========     ==========     ==========


LIABILITIES & OWNER'S                         MONTH             MONTH            MONTH           MONTH
EQUITY                                        JUNE              JULY            AUGUST         SEPTEMBER
---------------------                       ----------       ----------       ----------       ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)        1,063,097        1,038,063        1,102,672          767,917
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                      --          (94,573)              --         (102,307)
       Priority Debt                            49,134           35,146           35,146           35,146
       Federal Income Tax                           --               --               --               --
       FICA/Withholding                             --               --               --               --
       Unsecured Debt                        1,352,121        1,382,017        1,374,690        1,453,875
       Intercompany                          5,835,950        5,835,950        5,835,950        5,835,950
       Other                                        --               --               --               --
                                            ----------       ----------       ----------       ----------
   TOTAL PRE-PETITION LIABILITIES            7,237,205        7,158,541        7,245,787        7,222,664
                                            ----------       ----------       ----------       ----------
TOTAL LIABILITIES                            8,300,302        8,196,604        8,348,459        7,990,580
                                            ==========       ==========       ==========       ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                              --               --               --               --
       Common Stock                                 --               --               --               --
ADDITIONAL PAID-IN CAPITAL                   1,658,002        1,658,002        1,658,002        1,658,002
RETAINED EARNINGS: Filing Date              (5,372,123)      (5,372,123)      (5,372,123)      (5,372,123)
RETAINED EARNINGS: Post Filing Date         (3,971,183)      (4,027,566)      (4,027,566)      (4,027,566)
                                            ----------       ----------       ----------       ----------
TOTAL OWNER'S EQUITY (NET WORTH)            (7,685,304)      (7,741,687)      (7,840,884)      (7,830,375)
                                            ----------       ----------       ----------       ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                 614,998          454,917          507,575          160,205
                                            ==========       ==========       ==========       ==========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                                MONTH        MONTH        MONTH          MONTH         MONTH
                                               JANUARY      FEBRUARY      MARCH          APRIL          MAY
                                               -------      --------    ---------       -------       -------
TRADE ACCOUNTS PAYABLE                         11,716        18,541        78,489        53,351       306,257
                                               ------       -------     ---------       -------       -------
TAX PAYABLE
     Federal Payroll Taxes                      8,572        17,429        21,729        18,963         5,208
     State Payroll & Sales                     18,907        17,929        43,251        33,373        18,749
     Ad Valorem Taxes                           2,900         2,000         4,900         7,800        10,700
     Other Taxes                                   --            --            --            --            --
                                               ------       -------     ---------       -------       -------
TOTAL TAXES PAYABLE                            30,379        37,357        69,879        60,136        34,657
                                               ======       =======     =========       =======       =======
SECURED DEBT POST-PETITION                         --            --            --            --            --
ACCRUED INTEREST PAYABLE                           --            --            --            --            --
* ACCRUED PROFESSIONAL FEES                        --            --            --            --            --
OTHER ACCRUED LIABILITIES:
     1. Deposits (See AP Trade)                 6,432        39,673        29,125        44,479            --
     2. Salaries                               38,628        40,996        38,938        17,452        17,957
     3. Cost of Sales                                       108,634        84,050        59,209            --
     4. Associates Advances                                  47,776        47,776       235,109            --
     5. Intercompany                                                    1,025,051       203,530       446,669
                                               ------       -------     ---------       -------       -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        87,154       292,976     1,373,307       673,265       805,541
                                               ======       =======     =========       =======       =======


                                                 MONTH         MONTH         MONTH          MONTH
                                                 JUNE          JULY         AUGUST        SEPTEMBER
                                               ---------     ---------     ---------      ---------
TRADE ACCOUNTS PAYABLE                           535,389       522,258       583,290       644,389
                                               ---------     ---------     ---------       -------
TAX PAYABLE
     Federal Payroll Taxes                         6,529         1,141         2,538         1,309
     State Payroll & Sales                         1,898            --            --            --
     Ad Valorem Taxes                             13,600        13,600        13,600        13,600
     Other Taxes                                      --            --            --            --
                                               ---------     ---------     ---------       -------
TOTAL TAXES PAYABLE                               22,026        14,741        16,138        14,909
                                               =========     =========     =========       =======
SECURED DEBT POST-PETITION                            --            --            --            --
ACCRUED INTEREST PAYABLE                              --            --            --            --
* ACCRUED PROFESSIONAL FEES                           --            --            --            --
OTHER ACCRUED LIABILITIES:
     1. Deposits (See AP Trade)                       --            --            --            --
     2. Salaries                                  12,997         5,880         8,060         5,987
     3. Cost of Sales
     4. Associates Advances
     5. Intercompany                             492,684       495,184       495,184       102,632
                                               ---------     ---------     ---------       -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        1,063,097     1,038,063     1,102,672       767,917
                                               =========     =========     =========       =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11

                       AGING OF POST-PETITION LIABILITIES
                               MONTH OF SEPTEMBER

                                                                          AD-VALOREM,
 DAYS         TOTAL       TRADE ACCTS      FED TAXES      STATE TAXES     OTHER TAXES        OTHER
 ----        -------      -----------      ---------      -----------     -----------       -------
 0-30        767,917          644,389          1,309                           13,600       108,619
31-60             --                              --
61-90             --
91 +              --
TOTAL        767,917          644,389          1,309               --          13,600       108,619

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH        JANUARY       FEBRUARY       MARCH       APRIL          MAY
  -----        -------       --------      -------     -------        ------
 0-30 DAYS     193,048             --                       --            --
31-60 DAYS     236,260         42,783           --          --            --
61-90 DAYS       1,488         20,295           --          --            --
91 + DAYS      290,017        362,906      283,595     275,940        83,952
TOTAL          720,814        425,985      283,595     275,940        83,952


  MONTH       JUNE             JULY        AUGUST     SEPTEMBER
  -----      -------          ------       ------     ---------
 0-30 DAYS        --              --           --            --
31-60 DAYS        --              --           --            --
61-90 DAYS        --              --           --            --
91 + DAYS     55,796          (1,543)       1,543            --
TOTAL         55,796          (1,543)       1,543            --

          MOR-5

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11

                           STATEMENT OF INCOME (LOSS)

          MONTH                            JANUARY       FEBRUARY          MARCH           APRIL           MAY
          -----                            -------      ----------        --------       ---------      ----------
REVENUES (MOR-1)                           398,636         637,701         711,510         783,988         373,075
TOTAL COST OF REVENUES                     435,013         811,638         888,979       1,067,904         197,505
GROSS PROFIT                               (36,377)       (173,937)       (177,469)       (283,916)        175,570
OPERATING EXPENSES:
       Selling & Marketing                  28,205          67,832          50,704          60,573          61,821
       General & Administrative             22,635          54,175          61,563          81,502          55,991
       Insiders Compensation                    --              --                              --              --
       Professional Fees                        --              --                          13,032           4,292
       Impairment of Assets                     --       1,299,059                         (15,378)      1,202,290
       Other (attach list)                      --              --                              --              --
                                           -------      ----------        --------        --------      ----------
TOTAL OPERATING EXPENSES                    50,840       1,421,066         112,267         139,729       1,324,394
                                           =======      ==========        ========        ========      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (87,217)     (1,595,003)       (289,736)       (423,645)     (1,148,824)
                                           =======      ==========        ========        ========      ==========
INTEREST EXPENSE                                --              --              --              --              --
DEPRECIATION                                10,007           9,693           9,693              --              --
OTHER (INCOME) EXPENSE *                        --              --              --              --              --
OTHER ITEMS **                                  --              --              --              --              --
                                           -------      ----------        --------        --------      ----------
TOTAL INT, DEPR & OTHER ITEMS               10,007           9,693           9,693              --              --
                                           -------      ----------        --------        --------      ----------
NET INCOME BEFORE TAXES                    (97,224)     (1,604,696)       (299,429)       (423,645)     (1,148,824)
                                           =======      ==========        ========        ========      ==========
FEDERAL INCOME TAXES                            --                                                              --
                                           -------      ----------        --------        --------      ----------
NET INCOME (LOSS) (MOR-1)                  (97,224)     (1,604,696)       (299,429)       (423,645)     (1,148,824)
                                           =======      ==========        ========        ========      ==========


          MONTH                               JUNE            JULY            AUGUST        SEPTEMBER   FILING TO DATE
          -----                             --------        --------         -------        ---------   --------------
REVENUES (MOR-1)                             226,068          32,840          44,340          27,952       3,236,110
TOTAL COST OF REVENUES                       312,730         100,512          45,147          40,866       3,900,294
GROSS PROFIT                                 (86,662)        (67,672)           (807)        (12,914)       (664,184)
OPERATING EXPENSES:
       Selling & Marketing                   126,485          27,598          38,533           8,931         470,682
       General & Administrative               20,667           6,877           9,660          13,124          50,328
       Insiders Compensation                      --              --              --              --              --
       Professional Fees                       7,187              --              --              28           7,215
       Impairment of Assets                  156,364           5,976              --              --         162,340
       Other (attach list)                        --              --              --              --              --
                                            --------        --------         -------         -------      ----------
TOTAL OPERATING EXPENSES                     310,703          40,451          48,193          22,083         690,565
                                            ========        ========         =======         =======      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)         (397,365)       (108,123)        (49,000)        (34,997)     (1,354,749)
                                            ========        ========         =======         =======      ==========
INTEREST EXPENSE                                  --              --              --              --              --
DEPRECIATION                                      --              --              --              --          29,393
OTHER (INCOME) EXPENSE *                          --              --              --              --              --
OTHER ITEMS **                                    --              --              --              --              --
                                            --------        --------         -------         -------      ----------
TOTAL INT, DEPR & OTHER ITEMS                     --              --              --              --          29,393
                                            --------        --------         -------         -------      ----------
NET INCOME BEFORE TAXES                     (397,365)       (108,123)        (49,000)        (34,997)     (1,384,142)
                                            ========        ========         =======         =======      ==========
FEDERAL INCOME TAXES                              --              --              --              --              --
                                            --------        --------         -------         -------      ----------
NET INCOME (LOSS) (MOR-1)                   (397,365)       (108,123)        (49,000)        (34,997)     (1,384,142)
                                            ========        ========         =======         =======      ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

          MOR-6

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11


                                                              MONTH         MONTH           MONTH           MONTH           MONTH
CASH RECEIPTS AND  DISBURSEMENTS                             JANUARY       FEBRUARY         MARCH           APRIL            MAY
--------------------------------                             -------      ---------      ----------       ---------        --------
 1.  CASH - BEGINNING OF MONTH                                15,204         55,338         (33,228)      1,204,060         467,414
RECEIPTS:
 2.  CASH SALES                                               40,700        162,570         702,045         780,200         229,299
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                         7,886          7,734                              --              --
 4.  LOANS & ADVANCES (ATTACH LIST)                               --                                             --              --
 5.  SALE OF ASSETS                                               --                                             --              --
 6.  CUSTOMER DEPOSITS                                         2,202                                             --              --
 7.  INTERCOMPANY                                                           346,460       1,300,313              --         148,410
 8.  OTHER (ATTACH LIST)                                          --                                             --              --
                                                             -------      ---------      ----------       ---------        --------
TOTAL RECEIPTS                                                50,788        516,764       2,002,358         780,200         377,709
                                                             =======      =========      ==========       =========        ========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                  --                                                             --
 9.  PAYROLL TAXES PAID                                           --                                         10,816              --
10.  SALES, USE & OTHER TAXES PAID                                --         21,230          19,461          43,251          35,235
11.  SECURED / RENTAL / LEASES                                    --        569,797         642,115         585,528         320,425
12.  UTILITIES                                                    --            545           3,503          10,940           6,029
13.  INSURANCE                                                 2,345          2,526          13,862           5,809           4,100
14.  INVENTORY PURCHASES                                          --            775          24,079          11,691           5,916
15.  VEHICLE EXPENSES                                            400            977           1,066             692             934
16.  TRAVEL ENTERTAINMENT                                         --             --                             282              --
17.  REPAIRS, MAINTENANCE & SUPPLIES                              --          1,946          47,759          62,999          43,307
18.  ADMINISTRATIVE & SELLING                                  7,910          1,459           7,244           1,066             832
19.  DELIVERY                                                                 6,075           5,890          12,748           6,190
20.  INTERCOMPANY                                                                                           765,445              --
21.  OTHER (ATTACH LIST)                                          --                                             --              --
                                                             -------      ---------      ----------       ---------        --------
TOTAL DISBURSEMENTS FROM OPERATIONS                           10,655        605,330         764,979       1,511,266         422,968
                                                             =======      =========      ==========       =========        ========
20.  PROFESSIONAL FEES                                            --                             90             330           5,896
21.  U.S. TRUSTEE FEES                                            --                                          5,250             500
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --
                                                             -------      ---------      ----------       ---------        --------
TOTAL DISBURSEMENTS                                           10,655        605,330         765,069       1,516,846         429,363
                                                             =======      =========      ==========       =========        ========
23.  NET CASH FLOW                                            40,134        (88,566)      1,237,288        (736,646)        (51,654)
                                                             -------      ---------      ----------       ---------        --------
24.  CASH - END OF MONTH (MOR-2)                              55,338        (33,228)      1,204,060         467,414         415,760
                                                             =======      =========      ==========       =========        ========


                                                              MONTH          MONTH           MONTH          MONTH          FILING TO
CASH RECEIPTS AND  DISBURSEMENTS                               JUNE           JULY           AUGUST        SEPTEMBER         DATE
--------------------------------                             --------       --------        --------       ---------       ---------
 1.  CASH - BEGINNING OF MONTH                                415,760        542,332         483,220        489,162         415,760
RECEIPTS:
 2.  CASH SALES                                               187,159         51,896          23,590         71,280         333,925
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                             --             --              --          1,543           1,543
 4.  LOANS & ADVANCES (ATTACH LIST)                                --             --              --             --              --
 5.  SALE OF ASSETS                                                --             --              --             --              --
 6.  CUSTOMER DEPOSITS                                             --             --              --             --              --
 7.  INTERCOMPANY                                             115,819         44,125          53,216             --         213,160
 8.  OTHER (ATTACH LIST)                                                                                                         --
                                                             --------       --------        --------       --------        --------
TOTAL RECEIPTS                                                302,978         96,020          76,806         72,823         548,628
                                                             ========       ========        ========       ========        ========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                   --             --              --          5,282           5,282
 9.  PAYROLL TAXES PAID                                            --             --              --          1,297           1,297
10.  SALES, USE & OTHER TAXES PAID                             19,336          5,684           5,011          3,067          33,097
11.  SECURED / RENTAL / LEASES                                 95,407         16,157          30,599          4,642         146,804
12.  UTILITIES                                                  3,998          1,576           7,933            340          13,846
13.  INSURANCE                                                  3,430          2,221           1,054          1,463           8,169
14.  INVENTORY PURCHASES                                        2,112        116,672          24,792         28,921         172,497
15.  VEHICLE EXPENSES                                             524            544             200            724           1,993
16.  TRAVEL ENTERTAINMENT                                         706             --              --             --             706
17.  REPAIRS, MAINTENANCE & SUPPLIES                           29,284            865             251          3,759          34,158
18.  ADMINISTRATIVE & SELLING                                     504          1,872              44            178           2,599
19.  DELIVERY                                                  19,379          1,434              --             --          20,813
20.  INTERCOMPANY                                                  --             --              --        365,654         365,654
21.  OTHER (ATTACH LIST)                                           --             --              --             --              --
                                                             --------       --------        --------       --------        --------
TOTAL DISBURSEMENTS FROM OPERATIONS                           174,680        147,025          69,883        415,326         806,915
                                                             ========       ========        ========       ========        ========
20.  PROFESSIONAL FEES                                          1,726                                                         1,726
21.  U.S. TRUSTEE FEES                                             --             --             981             --             981
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --          8,108              --          3,326          11,434
                                                             --------       --------        --------       --------        --------
TOTAL DISBURSEMENTS                                           176,406        155,133          70,864        418,652         821,055
                                                             ========       ========        ========       ========        ========
23.  NET CASH FLOW                                            126,572        (59,112)          5,942       (345,829)       (272,427)
                                                             --------       --------        --------       --------        --------
24.  CASH - END OF MONTH (MOR-2)                              542,332        483,220         489,162        143,333         143,333
                                                             ========       ========        ========       ========        ========

                     * applies to Individual debtor's only.

          MOR-7

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                    Bank of America    Bank of America       Petty Cash
---------                                                    ---------------    ---------------       ----------
ACCOUNT NUMBER                                                # 3755500250
                                                                                                                          GRAND
ACCOUNT TYPE                                                    OPERATING           PAYROLL           OTHER FUNDS         TOTAL
                                                                ---------           -------           -----------       --------
BANK BALANCE                                                     115,568             27,267                500           143,334
DEPOSIT IN TRANSIT                                                                       --                 --                --
OUTSTANDING CHECKS                                                                       --                 --                --
                                                                --------             ------                ---          --------
ADJUSTED BANK BALANCE                                            115,568             27,267                500           143,334
                                                                ========             ======                ===          ========
BEGINNING CASH - PER BOOKS                                       458,312             30,350                500           489,161
RECEIPTS                                                          72,823                 --                 --            72,823
TRANSFERS BETWEEN ACCOUNTS                                      (362,571)            (3,083)                --          (365,654)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                 --                 --                --
CHECKS / OTHER DISBURSEMENTS                                     (52,997)                --                 --           (52,997)
                                                                --------             ------                ---          --------
ENDING CASH - PER BOOKS                                          115,567             27,267                500           143,334
                                                                ========             ======                ===          ========

          MOR-8

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                       MONTH         MONTH      MONTH     MONTH      MONTH
INSIDERS: NAME/POSITION/COMP TYPE                     JANUARY      FEBRUARY     MARCH     APRIL       MAY
---------------------------------                     -------      --------     -----     -----      -----
1. Ray McKinney/President/Salary, Expenses                 --            --        --        --         --
2. Craig A. Reynolds/Secretary, Director                   --            --        --        --         --
3. Kristi E. Gross/Assistant Secretary                     --            --        --        --         --
4. Charles N. Carney, Jr./Director                         --            --        --        --         --
5.                                                         --            --        --        --         --
6.                                                         --            --        --        --         --
                                                      -------      --------     -----     -----      -----
TOTAL INSIDERS (MOR-1)                                     --            --        --        --         --
                                                      =======      ========     =====     =====      =====


                                                        MONTH         MONTH     MONTH    MONTH
INSIDERS: NAME/POSITION/COMP TYPE                       JUNE          JULY     AUGUST  SEPTEMBER
---------------------------------                       -----         -----    ------  ---------
1. Ray McKinney/President/Salary, Expenses                 --            --        --         --
2. Craig A. Reynolds/Secretary, Director                   --            --        --         --
3. Kristi E. Gross/Assistant Secretary                     --            --        --         --
4. Charles N. Carney, Jr./Director                         --            --        --         --
5.                                                         --            --        --         --
6.                                                         --            --        --         --
                                                        -----         -----    ------  ---------
TOTAL INSIDERS (MOR-1)                                     --            --        --         --
                                                        =====         =====    ======  =========

                                     MONTH      MONTH         MONTH       MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE       JANUARY    FEBRUARY       MARCH       APRIL        MAY
-----------------------------       -------    --------       -----       -----       -----
1.Floyd, Isgur, Rios and Warlich         --          --          90         330       2,284
2.Strategic Capital Corporation          --          --          --          --       3,612
3                                        --          --          --          --          --
4                                        --          --          --          --          --
5                                        --          --          --          --          --
6                                        --          --          --          --          --
                                      -----       -----       -----       -----       -----
TOTAL PROFESSIONALS (MOR-1)              --          --          90         330       5,896
                                      =====       =====       =====       =====       =====

                                      MONTH    MONTH     MONTH      MONTH
PROFESSIONALS/NAME/ORDER DATE         JUNE      JULY     AUGUST   SEPTEMBER
-----------------------------         -----    -----     ------   ---------
1.Floyd, Isgur, Rios and Warlich         --       --         --          --
2.Strategic Capital Corporation       1,726       --        980         826
3                                        --       --         --          --
4                                        --       --         --          --
5                                        --       --         --          --
6                                        --       --         --          --
                                      -----    -----      -----       -----
TOTAL PROFESSIONALS (MOR-1)           1,726       --        980         826
                                      =====    =====      =====       =====

          MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: R-ANELL CUSTOM HOMES, INC.            PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80038-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  SEPTEMBER  YEAR  2001
                                            ---------        ----

        MONTH                                 JANUARY       FEBRUARY       MARCH         APRIL         MAY
        -----                                ----------    ----------    ----------    ----------   ----------

REVENUES (MOR-6)                                495,641     1,973,058           285            --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)         (989,980)   (7,596,395)   (1,461,924)      392,996    2,647,639
NET INCOME (LOSS) (MOR-6)                      (897,670)   (7,596,395)   (1,461,924)      392,996    2,647,639
PAYMENTS TO INSIDERS (MOR-9)                     14,405        17,083        13,968            --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                    --                                        --           --
TOTAL DISBURSEMENTS (MOR-8)                     268,775     1,452,912       879,805       141,924           --


        MONTH                                   JUNE         JULY         AUGUST       SEPTEMBER
        -----                                ----------   ----------    ----------     ---------
                                                     --
REVENUES (MOR-6)                                 61,510           --            --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)           61,510       (8,977)        4,000        (8,230)
NET INCOME (LOSS) (MOR-6)                            --       (8,977)     (231,609)       (8,230)
PAYMENTS TO INSIDERS (MOR-9)                         --           --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                    --           --            --            --
TOTAL DISBURSEMENTS (MOR-8)                          --           --            --            --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                             EXP.
                                                             DATE
                                                             ----
CASUALTY                                YES (X)  NO ( )    06/30/02
LIABILITY                               YES (X)  NO ( )    06/30/02
VEHICLE                                 YES (X)  NO ( )    06/30/02
WORKER'S                                YES (X)  NO ( )    03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )    01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Warlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                               CIRCLE ONE

Are all accounts receivable being collected within terms?                      YES    NO

Are all posted-petition liabilities, including taxes,
   being paid within terms?                                                    YES    NO

Have any pre-petition liabilities been paid?                                   YES    NO

If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING
PAYMENTS OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND
COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                 YES    NO

Were any assets disposed of outside the normal course of business?             YES    NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                           YES    NO

What is the status of your Plan of Reorganization?  PLAN OF REORGANIZATION
CONFIRMED BY COURT ON AUGUST 14, 2001. EFFECTIVE DATE OF REORGANIZATION -
OCTOBER 3, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                          -------------------------------------
                                    TITLE   Vice President of Finance
                                          -------------------------------------

         MOR-1

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11



                           COMPARATIVE BALANCE SHEETS

                                                                  MONTH         MONTH       MONTH        MONTH
             ASSETS                            FILING DATE*      JANUARY      FEBRUARY      MARCH        APRIL
             ------                            ------------     ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                         1,004,349         897,793      538,859      307,839       96,525
    Accounts Receivable, Net                     1,636,878       1,995,224    1,404,891           --           --
    Inventory: Lower of Cost or Market           1,928,362       2,628,094           --           --           --
    Prepaid Expenses                                44,797          52,273           --           --           --
    Investments                                         --              --           --           --           --
    Other                                               --              --           --           --           --
                                                ----------      ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                             4,614,386       5,573,385    1,943,750      307,839       96,525
                                                ==========      ==========   ==========   ==========   ==========

PROPERTY, PLANT&EQUIP, @ COST                    5,189,855       5,189,855    5,189,855           --           --
Less Accumulated Depreciation                    1,925,880       1,947,703    1,947,703           --           --
Less Impairment of Assets                                                     2,937,152           --           --
                                                ----------      ----------   ----------   ----------   ----------
Net Book Value of PP & E                         3,263,975       3,242,152      305,000           --           --
                                                ==========      ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                    --              --           --           --           --
    2.  Investments in Subs                             --              --           --           --           --
    3.  Deposits                                        --              --           --           --           --
    4.  Interests in Insurance Policies                 --              --           --           --           --
    5.  Note Receivable                                 --              --           --           --           --
    6.  Other Assets                             2,240,878       2,505,499    2,505,499    2,505,499    2,505,499
                                                ----------      ----------   ----------   ----------   ----------
       TOTAL ASSETS                             10,119,240      11,321,036    4,754,249    2,813,338    2,602,024
                                                ==========      ==========   ==========   ==========   ==========


                                                 MONTH        MONTH        MONTH         MONTH        MONTH
             ASSETS                               MAY          JUNE         JULY        AUGUST      SEPTEMBER
             ------                            ----------   ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                          346,525      404,825      404,825      482,955      482,955
    Accounts Receivable, Net                           --           --           --           --           --
    Inventory: Lower of Cost or Market                 --           --           --           --           --
    Prepaid Expenses                                   --           --           --           --           --
    Investments                                        --           --           --           --           --
    Other                                              --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                              346,525      404,825      404,825      482,955      482,955
                                               ==========   ==========   ==========   ==========   ==========

PROPERTY, PLANT&EQUIP, @ COST                          --           --           --           --           --
Less Accumulated Depreciation                          --           --           --           --           --
Less Impairment of Assets                              --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                               --           --           --           --           --
                                               ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                   --           --           --           --           --
    2.  Investments in Subs                            --           --           --           --           --
    3.  Deposits                                       --           --           --           --           --
    4.  Interests in Insurance Policies                --           --           --           --           --
    5.  Note Receivable                                --           --           --           --           --
    6.  Other Assets                                   --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                               346,525      404,825      404,825      482,955      482,955
                                               ==========   ==========   ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH            MONTH          MONTH           MONTH
EQUITY                                     FILING DATE*      JANUARY         FEBRUARY         MARCH           APRIL
---------------------                      ------------    ------------    ------------    ------------    ------------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                           729,576       1,769,067       1,690,257         884,247
                                                           ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                  314,302         314,302         314,302          11,802          11,802
       Priority Debt                            391,630         310,444         270,821         270,821         270,821
       Federal Income Tax                     2,892,863       2,892,863       2,892,863       2,892,863       2,892,863
       FICA/Withholding                              --              --              --              --              --
       Unsecured Debt                         3,802,114       3,953,206       4,052,919       3,953,417       3,953,417
       Intercompany                             585,252       1,885,235       1,815,264       1,817,088       2,018,788
       Other                                         --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES             7,986,161       9,356,050       9,346,168       8,945,990       9,147,690
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                             7,986,161      10,085,627      11,115,235      10,636,247      10,031,937
                                           ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --
       Common Stock                             200,000         200,000         200,000         200,000         200,000
ADDITIONAL PAID-IN CAPITAL                           --              --              --              --              --
PARTNER DISTRIBUTIONS                          (215,835)       (215,835)       (215,835)       (215,835)       (215,835)
RETAINED EARNINGS: Filing Date                2,148,914       2,148,914       2,148,914       2,148,914       2,148,914
RETAINED EARNINGS: Post Filing Date                  --        (897,670)     (8,494,065)     (9,955,989)     (9,562,993)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)              2,133,079       1,235,409      (6,360,986)     (7,822,910)     (7,429,914)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                               10,119,240      11,321,036       4,754,249       2,813,338       2,602,024
                                           ============    ============    ============    ============    ============


LIABILITIES & OWNER'S                           MONTH          MONTH           MONTH            MONTH          MONTH
EQUITY                                           MAY            JUNE            JULY           AUGUST        SEPTEMBER
---------------------                      -------------    ------------    ------------    ------------    ------------

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)            884,497         881,288         890,264         744,785         753,015
                                            ------------    ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                        --              --              --              --              --
       Priority Debt                             182,798         182,798         182,798         182,798         182,798
       Federal Income Tax                             --              --              --              --              --
       FICA/Withholding                               --              --              --              --              --
       Unsecured Debt                          2,042,716       2,042,716       2,042,716       2,042,716       2,042,716
       Intercompany                            2,018,788       2,018,788       2,018,788       2,018,788       2,018,788
       Other                                          --              --              --              --              --
                                           -------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES              4,244,303       4,244,302       4,244,303       4,244,303       4,244,303
                                           -------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                              5,128,800       5,125,590       5,134,567       4,989,088       4,997,318
                                           =============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock                              200,000         200,000         200,000         200,000         200,000
ADDITIONAL PAID-IN CAPITAL                            --              --              --              --              --
PARTNER DISTRIBUTIONS                           (215,835)       (215,835)       (215,835)       (215,835)       (215,835)
RETAINED EARNINGS: Filing Date                 2,148,914       2,148,914       2,148,914       2,148,914       2,148,914
RETAINED EARNINGS: Post Filing Date           (6,915,354)     (6,853,845)     (6,861,821)     (6,639,212)     (6,639,212)
                                           -------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)              (4,782,275)     (4,720,766)     (4,728,742)     (4,506,133)     (4,514,362)
                                           -------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                                   346,525         404,825         405,825         482,955         482,955
                                           =============    ============    ============    ============    ============



                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11



                      SCHEDULE OF POST-PETITION LIABILITIES

                                               MONTH          MONTH        MONTH         MONTH        MONTH
                                              JANUARY       FEBRUARY       MARCH         APRIL         MAY
                                             ----------    ----------    ----------    ----------   ----------
TRADE ACCOUNTS PAYABLE                          403,561       578,193       152,031        91,179       91,179
                                             ----------    ----------    ----------    ----------   ----------

TAX PAYABLE
     Federal Payroll Taxes                       22,197        86,944       143,668            --           --
     State Payroll & Sales                        7,427         8,202       (21,335)           --           --
     Ad Valorem Taxes                                --            --            --            --           --
     Other Taxes                                     --            --            --            --           --
                                             ----------    ----------    ----------    ----------   ----------
TOTAL TAXES PAYABLE                              29,624        95,146       122,333            --           --
                                             ==========    ==========    ==========    ==========   ==========
SECURED DEBT POST-PETITION                           --            --            --            --           --
ACCRUED INTEREST PAYABLE                            995           995           995            --           --
* ACCRUED PROFESSIONAL FEES                          --            --            --            --           --
OTHER ACCRUED LIABILITIES:
     1. State Association Fees                      270           990           164            --           --
     2. Bonus                                     2,702         2,702         2,702            --           --
     3. Sales Commissions                         1,155       (15,397)      (15,397)           --           --
     4. Volume Rebate                            (2,396)       (2,396)           --            --           --
     5. Dealer Freight                           13,263        52,001        23,391            --           --
     6. Intercompany                            280,403     1,056,834     1,404,039       793,069      793,319
                                             ----------    ----------    ----------    ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)         729,576     1,769,067     1,690,257       884,247      884,497
                                             ==========    ==========    ==========    ==========   ==========


                                                MONTH        MONTH         MONTH        MONTH
                                                 JUNE         JULY        AUGUST      SEPTEMBER
                                              ----------   ----------   ----------   ----------

TRADE ACCOUNTS PAYABLE                           149,480      149,479           --           --
                                              ----------   ----------   ----------   ----------
TAX PAYABLE
     Federal Payroll Taxes                            --           --           --           --
     State Payroll & Sales                            --           --           --           --
     Ad Valorem Taxes                                 --           --           --           --
     Other Taxes                                      --           --           --           --
                                              ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                                   --           --           --           --
                                              ==========   ==========   ==========   ==========
SECURED DEBT POST-PETITION                            --           --           --           --
ACCRUED INTEREST PAYABLE                              --           --           --           --
* ACCRUED PROFESSIONAL FEES                           --           --           --           --
OTHER ACCRUED LIABILITIES:
     1. State Association Fees                        --           --           --           --
     2. Bonus                                         --           --           --           --
     3. Sales Commissions                             --           --           --           --
     4. Volume Rebate                                 --           --           --           --
     5. Dealer Freight                                --           --           --           --
     6. Intercompany                             731,809      740,785      744,785      753,015
                                              ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)          881,288      890,264      744,785      753,015
                                              ==========   ==========   ==========   ==========

* Payment Requires Court Approval.

        MOR-4

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11

                       AGING OF POST-PETITION LIABILITIES
                            MONTH OF SEPTEMBER 2001

                                                                                        AD-VALOREM,
 DAYS                 TOTAL          TRADE ACCTS       FED TAXES       STATE TAXES      OTHER TAXES       OTHER
 ----             --------------   --------------   --------------   --------------   --------------   --------------

 0-30                    753,015               --               --               --               --          753,015
31-60                         --
61-90                         --
91 +                          --
TOTAL                    753,015               --               --               --               --          753,015


                          AGING OF ACCOUNTS RECEIVABLE

   MONTH           JANUARY      FEBRUARY      MARCH         APRIL        MAY          JUNE
   -----          ----------   ----------   ----------   ----------   ----------   ----------

 0-30 DAYS                --           --           --           --           --           --
31-60 DAYS                --           --           --           --           --           --
61-90 DAYS                --           --           --           --           --           --
91 + DAYS          1,995,224    1,404,891           --           --           --           --
  TOTAL            1,995,224    1,404,891           --           --           --           --


   MONTH             JULY        AUGUST      SEPTEMBER
   -----          ----------   ----------   ----------

 0-30 DAYS                --           --           --
31-60 DAYS                --           --           --
61-90 DAYS                --           --           --
91 + DAYS                 --           --           --
  TOTAL                   --           --           --


         MOR-5

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11



                           STATEMENT OF INCOME (LOSS)

      MONTH                               JANUARY       FEBRUARY       MARCH         APRIL          MAY
      -----                              ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-1)                            495,641     1,973,058           285            --            --
TOTAL COST OF REVENUES                    1,464,851     1,483,554        69,845            --            --
GROSS PROFIT                               (969,210)      489,504       (69,560)           --            --
OPERATING EXPENSES:
       Selling & Marketing                  (19,142)       35,246        84,743            --            --
       General & Administrative              25,507        12,789        17,077      (160,262)           --
       Insiders Compensation                 14,405        17,083        13,968            --            --
       Professional Fees                         --            --            --            --            --
       Impairment of Assets                      --     8,020,780     1,276,576            --    (2,647,639)
       Other (attach list)                       --            --            --      (232,734)           --

                                         ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                     20,770     8,085,899     1,392,364      (392,996)   (2,647,639)
                                         ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (989,980)   (7,596,395)   (1,461,924)      392,996     2,647,639
                                         ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                             36,642            --            --            --            --
DEPRECIATION                                 18,653            --            --            --            --
OTHER (INCOME) EXPENSE *                   (147,604)           --                          --            --
OTHER ITEMS **                                   --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS               (92,310)           --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                    (897,670)   (7,596,395)   (1,461,924)      392,996     2,647,639
                                         ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                             --            --            --            --            --
                                         ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                  (897,670)   (7,596,395)   (1,461,924)      392,996     2,647,639
                                         ==========    ==========    ==========    ==========    ==========


      MONTH                                 JUNE          JULY         AUGUST        SEPTEMBER     FILING TO DATE
      -----                              ----------    ----------    ----------    --------------  --------------
REVENUES (MOR-1)                                 --            --            --                --            --
TOTAL COST OF REVENUES                           --            --        (4,000)               --       (16,000)
GROSS PROFIT                                     --            --         4,000                --        16,000
OPERATING EXPENSES:
       Selling & Marketing                       --            --            --                --            --
       General & Administrative                  --            --            --             8,230         8,230
       Insiders Compensation                     --            --            --                --            --
       Professional Fees                         --            --            --                --            --
       Impairment of Assets                 (61,510)           --            --                --       (61,510)
       Other (attach list)                                  8,977            --                --         8,977
                                         ----------    ----------    ----------    --------------    ----------
TOTAL OPERATING EXPENSES                    (61,510)        8,977            --             8,230       (44,304)
                                         ==========    ==========    ==========    ==============    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          61,510        (8,977)        4,000            (8,230)       60,304
                                         ==========    ==========    ==========    ==============    ==========
INTEREST EXPENSE                                 --            --            --                --            --
DEPRECIATION                                     --            --            --                --            --
OTHER (INCOME) EXPENSE *                         --            --      (227,609)               --      (910,436)
OTHER ITEMS **                                   --            --            --                --            --
                                         ----------    ----------    ----------    --------------    ----------
TOTAL INT, DEPR & OTHER ITEMS                    --            --      (227,609)               --      (910,436)
                                         ----------    ----------    ----------    --------------    ----------
NET INCOME BEFORE TAXES                      61,510        (8,977)      231,609            (8,230)      970,740
                                         ==========    ==========    ==========    ==============    ==========
FEDERAL INCOME TAXES                             --            --            --                --            --
                                         ----------    ----------    ----------    --------------    ----------
NET INCOME (LOSS) (MOR-1)                    61,510        (8,977)      231,609            (8,230)      970,740
                                         ==========    ==========    ==========    ==============    ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11


                                                             MONTH        MONTH          MONTH        MONTH          MONTH
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY      FEBRUARY        MARCH        APRIL           MAY
-------------------------------                           ----------    ----------    ----------    ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             1,004,349       897,794       538,858       307,839        96,525
RECEIPTS:
 2.  CASH SALES                                              284,575     1,793,946       634,938        39,819            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --            --                          --            --
 4.  LOANS & ADVANCES (ATTACH LIST)                               --                                        --            --
 5.  SALE OF ASSETS                                               --                       1,000            --       250,000
 6.  INTERCOMPANY                                                 --                      12,848            --            --
                                                          ----------    ----------    ----------    ----------    ----------
TOTAL RECEIPTS                                               284,575     1,793,946       648,786        39,819       250,000
                                                          ==========    ==========    ==========    ==========    ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                              99,250
 8.  PAYROLL TAXES PAID                                           --
 9.  SALES, USE & OTHER TAXES PAID                                --
10.  SECURED / RENTAL / LEASES                               169,512
11.  UTILITIES                                                    --
12.  INSURANCE                                                    --       561,003
13.  INVENTORY PURCHASES                                          --       871,892       879,805
14.  VEHICLE EXPENSES                                             --
15.  TRAVEL ENTERTAINMENT                                         --
16.  REPAIRS, MAINTENANCE & SUPPLIES                              --
17.  ADMINISTRATIVE & SELLING                                     13        20,018
18.  INTERCOMPANY                                            122,356       699,968            --       109,209
19.  OTHER (ATTACH LIST)                                          --                                   141,924
                                                          ----------    ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                          391,131     2,152,881       879,805       251,133            --
                                                          ==========    ==========    ==========    ==========    ==========
20.  PROFESSIONAL FEES                                            --                                        --            --
21.  U.S. TRUSTEE FEES                                            --                                        --            --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --                                        --            --
                                                          ----------    ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                          391,131     2,152,881       879,805       251,133            --
                                                          ==========    ==========    ==========    ==========    ==========
23.  NET CASH FLOW                                          (106,556)     (358,935)     (231,019)     (211,314)      250,000
                                                          ----------    ----------    ----------    ----------    ----------
24.  CASH - END OF MONTH (MOR-2)                             897,794       538,859       307,839        96,525       346,525
                                                          ==========    ==========    ==========    ==========    ==========


                                                             MONTH       MONTH        MONTH          MONTH      FILING TO
CASH RECEIPTS AND DISBURSEMENTS                              JUNE        JULY         AUGUST       SEPTEMBER      DATE
-------------------------------                           ----------   ----------   ----------    ----------   ----------

 1.  CASH - BEGINNING OF MONTH                               346,525      404,825      404,825       482,955      346,525
RECEIPTS:
 2.  CASH SALES                                                   --           --           --            --           --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                        58,300                                               58,300
 4.  LOANS & ADVANCES (ATTACH LIST)                               --           --           --            --           --
 5.  SALE OF ASSETS                                               --           --           --            --           --
 6.  INTERCOMPANY                                                 --           --           --            --           --
                                                          ----------   ----------   ----------    ----------   ----------
TOTAL RECEIPTS                                                58,300           --           --            --       58,300
                                                          ==========   ==========   ==========    ==========   ==========

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                                                          --           --
 8.  PAYROLL TAXES PAID                                                                                   --           --
 9.  SALES, USE & OTHER TAXES PAID                                                                        --           --
10.  SECURED / RENTAL / LEASES                                                                            --           --
11.  UTILITIES                                                                                            --           --
12.  INSURANCE                                                                                            --           --
13.  INVENTORY PURCHASES                                                                                  --           --
14.  VEHICLE EXPENSES                                                                                     --           --
15.  TRAVEL ENTERTAINMENT                                                                                 --           --
16.  REPAIRS, MAINTENANCE & SUPPLIES                                                                      --           --
17.  ADMINISTRATIVE & SELLING                                                                             --           --
18.  INTERCOMPANY                                                                      (78,131)           --      (78,131)
19.  OTHER (ATTACH LIST)                                                                                  --           --
                                                          ----------   ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                               --           --      (78,131)           --      (78,131)
                                                          ==========   ==========   ==========    ==========   ==========
20.  PROFESSIONAL FEES                                            --           --           --            --           --
21.  U.S. TRUSTEE FEES                                            --           --           --            --           --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --           --           --            --           --
                                                          ----------   ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS                                               --           --      (78,131)           --      (78,131)
                                                          ==========   ==========   ==========    ==========   ==========
23.  NET CASH FLOW                                            58,300           --       78,131            --      136,431
                                                          ----------   ----------   ----------    ----------   ----------
24.  CASH - END OF MONTH (MOR-2)                             404,825      404,825      482,955       482,955      482,955
                                                          ==========   ==========   ==========    ==========   ==========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11



                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001

BANK NAME                                                   Bank of America  Bank of America       BB&T
---------                                                   ---------------  ---------------   --------------
ACCOUNT NUMBER                                               # 3755500043

ACCOUNT TYPE                                                   OPERATING     CASH COLLATERAL
                                                             --------------  ---------------   --------------

BANK BALANCE                                                        232,955          250,000               --
DEPOSIT IN TRANSIT                                                       --               --               --
OUTSTANDING CHECKS                                                       --               --               --
                                                             --------------   --------------   --------------
ADJUSTED BANK BALANCE                                               232,955          250,000               --
                                                             ==============   ==============   ==============
BEGINNING CASH - PER BOOKS                                          232,955          250,000
RECEIPTS                                                                 --               --               --
TRANSFERS BETWEEN ACCOUNTS                                               --               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                   --               --               --
CHECKS / OTHER DISBURSEMENTS                                             --               --               --
                                                             --------------   --------------   --------------
ENDING CASH - PER BOOKS                                             232,955          250,000               --
                                                             ==============   ==============   ==============


BANK NAME                                                     Petty Cash
---------                                                   --------------
ACCOUNT NUMBER

ACCOUNT TYPE                                                                   TOTAL ALL
                                                            --------------   --------------

BANK BALANCE                                                            --          482,955
DEPOSIT IN TRANSIT                                                      --               --
OUTSTANDING CHECKS                                                      --               --
                                                            --------------   --------------
ADJUSTED BANK BALANCE                                                   --          482,955
                                                            ==============   ==============
BEGINNING CASH - PER BOOKS                                                          482,955
RECEIPTS                                                                --               --
TRANSFERS BETWEEN ACCOUNTS                                                               --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                  --               --
CHECKS / OTHER DISBURSEMENTS                                            --               --
                                                            --------------   --------------
ENDING CASH - PER BOOKS                                                 --          482,955
                                                            ==============   ==============

         MOR-8

CASE NAME: R-ANELL CUSTOM HOMES, INC.                CASE NUMBER: 01-80038-G3-11



                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                               MONTH         MONTH       MONTH        MONTH       MONTH
INSIDERS: NAME/POSITION/COMP TYPE                             JANUARY      FEBRUARY      MARCH        APRIL         MAY
---------------------------------                            ----------   ----------   ----------   ----------   ----------
1. Dennis L. Jones/President                                      6,983        9,311        9,311           --           --
2. Ronald McCaslin/Vice President, Director                          --           --           --           --           --
3. Jackie Holland/Vice President                                     --           --           --           --           --
4. Craig A. Reynolds/VP, Secretary, Treasurer, Director              --           --           --           --           --
5. Kristi E. Gross/Assistant Secretary                               --           --           --           --           --
6. Steve Purdy/Assistant Secretary                                7,422        7,772        4,657           --           --
                                                             ----------   ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)                                           14,405       17,083       13,968           --           --
                                                             ==========   ==========   ==========   ==========   ==========


                                                              MONTH        MONTH        MONTH        MONTH
INSIDERS: NAME/POSITION/COMP TYPE                              JUNE         JULY        AUGUST      SEPTEMBER
---------------------------------                           ----------   ----------   ----------   ----------
1. Dennis L. Jones/President                                        --           --           --           --
2. Ronald McCaslin/Vice President, Director                         --           --           --           --
3. Jackie Holland/Vice President                                    --           --           --           --
4. Craig A. Reynolds/VP, Secretary, Treasurer, Director             --           --           --           --
5. Kristi E. Gross/Assistant Secretary                              --           --           --           --
6. Steve Purdy/Assistant Secretary                                  --           --           --           --
                                                            ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)                                              --           --           --           --
                                                            ==========   ==========   ==========   ==========

                                   MONTH        MONTH        MONTH       MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE     JANUARY     FEBRUARY       MARCH        APRIL         MAY
-----------------------------   ----------   ----------   ----------   ----------   ----------

1.                                      --           --           --           --           --
2.                                      --           --           --           --           --
3.                                      --           --           --           --           --
4.                                      --           --           --           --           --
5.                                      --           --           --           --           --
6.                                      --           --           --           --           --
                                ----------   ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)             --           --           --           --           --
                                ==========   ==========   ==========   ==========   ==========

                                  MONTH        MONTH        MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE      JUNE         JULY        AUGUST      SEPTEMBER
-----------------------------   ----------   ----------   ----------   ----------

1.                                      --           --           --           --
2.                                      --           --           --           --
3.                                      --           --           --           --
4.                                      --           --           --           --
5.                                      --           --           --           --
6.                                      --           --           --           --
                                ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)             --           --           --           --
                                ==========   ==========   ==========   ==========


         MOR-9